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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                          Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2015 through December 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        10

  Notes to Financial Statements                                               15

  Report of Independent Registered Public Accounting Firm                     18

  Approval of Investment Advisory Agreement                                   20

  Trustees, Officers and Service Providers                                    23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/15
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         95.4%
International Common Stocks                                                 4.6%


Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 35.9%
Information Technology                                                     15.1%
Industrials                                                                12.3%
Consumer Discretionary                                                      7.7%
Energy                                                                      7.5%
Consumer Staples                                                            6.3%
Health Care                                                                 5.7%
Utilities                                                                   5.4%
Materials                                                                   4.1%

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
   1. Tyson Foods, Inc.                                                    2.51%
--------------------------------------------------------------------------------
   2. The Goodyear Tire &
      Rubber Co.                                                           2.36
--------------------------------------------------------------------------------
   3. United Continental
      Holdings, Inc.                                                       2.34
--------------------------------------------------------------------------------
   4. Unum Group                                                           2.28
--------------------------------------------------------------------------------
   5. Boston Scientific Corp.                                              2.26
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                        12/31/15         12/31/14
      Class I                                     $18.88           $22.79
      Class II                                    $18.70           $22.59

                                Net
Distributions per Share         Investment     Short-Term       Long-Term
(1/1/15 - 12/31/15)             Income         Capital Gains    Capital Gains
      Class I                   $0.1785        $0.0477          $2.4796
      Class II                  $0.1218        $0.0477          $2.4796

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

          Pioneer Mid Cap Value   Pioneer Mid Cap Value
          VCT Portfolio, Class I  VCT Portfolio, Class II   Russell Midcap Value Index
12/05     $10,000                 $10,000                   $10,000
12/06     $11,259                 $11,227                   $12,022
12/07     $11,888                 $11,827                   $11,851
12/08     $ 7,896                 $ 7,835                   $ 7,295
12/09     $ 9,916                 $ 9,814                   $ 9,790
12/10     $11,722                 $11,570                   $12,213
12/11     $11,062                 $10,894                   $12,044
12/12     $12,291                 $12,073                   $14,273
12/13     $16,359                 $16,028                   $19,049
12/14     $18,828                 $18,399                   $21,859
12/15     $17,671                 $17,231                   $20,814

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2015)

--------------------------------------------------------------------------------
                                                                  Russell Midcap
                             Class I          Class II             Value Index
--------------------------------------------------------------------------------
10 Years                       5.86%             5.59%                   7.61%
5 Years                        8.56%             8.29%                  11.25%
1 Year                        -6.14%            -6.35%                  -4.78%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from July 1, 2015 through December 31, 2015.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                   $1,000.00          $1,000.00
Ending Account Value on 12/31/15                    $  948.27          $  947.40
Expenses Paid During Period*                        $    3.49          $    4.71

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.96% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2015 through December 31, 2015.

--------------------------------------------------------------------------------
Share Class                                            I                   II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                   $1,000.00          $1,000.00
Ending Account Value on 12/31/15                    $1,021.63          $1,020.37
Expenses Paid During Period*                        $    3.62          $    4.89

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.96% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15
--------------------------------------------------------------------------------

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Edward T. "Ned" Shadek, Jr. discusses the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the 12-month period ended December 31, 2015. Mr. Shadek, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2015?

A: Pioneer Mid Cap Value VCT Portfolio's Class I shares returned -6.14% at net asset value during the 12-month period ended December 31, 2015, and Class II shares returned -6.35. During the same period, the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index) returned -4.78%, and the average return of the 128 variable portfolios in Lipper's Multi-Cap Core Underlying Funds category was -2.49%.

Q: How would you describe the investment environment in the domestic equity market during the 12-month period ended December 31, 2015?

A: The domestic stock market ebbed and flowed during the 12-month period. Over the first half of the year, U.S. stocks, as measured by the Standard & Poor's 500 Index (the S&P 500), returned 1.23%. While that number was positive, it somewhat masked the underlying concerns that affected market activity, including a sharp drop in oil prices, which began plummeting around the middle of 2014 and never really stopped, save for a brief rally in the early part of 2015. Moreover, daily stories of geopolitical issues ranging from the Middle East and Africa to the Ukraine reminded investors of the ever-present risks arising from international tension and instability. Greece and its financial woes also kept the markets on edge about the long-term prospects for the euro zone, and the faltering economies of Brazil, Venezuela, and Argentina affected market sentiment about the emerging markets.

     In the second half of the year, market volatility increased significantly. The volatility was driven mainly by investors' concerns about slowing economic growth in China and the potential effects that would have on the global economy, the impact of falling commodity prices (oil resumed its downward spiral beginning around mid-June), and uncertainty surrounding the timing of a potential interest-rate hike by the U.S. Federal Reserve (the
     Fed). In August, volatility spiked again when the Chinese government devalued the nation's currency, the yuan, which raised the possibility of further global currency devaluations.

     Over the full 12-month period, the S&P 500 returned 1.39%. In December, however, the final month of the period, the S&P 500 turned negative (-1.58%), a reflection of the increased market volatility. The Portfolio's benchmark, the Russell Index, returned -4.78% over the 12-month period ended December 31, 2015.

Q: The Portfolio underperformed the Russell Index during the 12-month period ended December 31, 2015. Could you please discuss the factors that had the most significant effects on the Portfolio's benchmark-relative performance during the period?

A: The main detractor from the Portfolio's benchmark-relative performance during the period was stock selection, particularly in the financials, health care, and consumer discretionary sectors. Meanwhile, energy was the Portfolio's best-performing sector during the period, as a Portfolio underweight as well as good stock selection in the sector made strong contributions to benchmark relative performance. In addition, relative returns benefited from good stock selection results in the information technology sector, and from an overweight to health care, a sector that performed very well for most of the 12-month period before selling off over the final few months.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     With regard to individual securities, in health care, the Portfolio's benchmark-relative returns were hurt the most by not owning Cigna, a large insurer that saw its stock price rise after the announcement of the company's merger with Anthem. Also in the sector, the Portfolio's position in pharmaceutical firm Mallinckrodt detracted from relative performance. Mallinckrodt's performance was down due to concerns about a competitor's product and the sustainability of the company's acquisition-driven growth. In addition, the pharmaceutical industry, in general, saw some negative momentum during the period as drug pricing became a hot-button political issue early in the Presidential campaign season. In consumer discretionary, the Portfolio's position in Macy's was the biggest detractor from relative performance, as the price of the company's shares declined due to sluggish top-line growth. In financials, no particular holding hurt performance significantly, but our decision to overweight banks and underweight real estate investment trusts (REITs) dragged down the Portfolio's relative returns in the sector. The weighting decisions were made based on our anticipation that the U.S. Federal Reserve (the Fed) would increase interest rates by the end of the summer of 2015, as rising rates typically provide a boost to the banking industry and act as a drag on REITs. Unfortunately, the Fed's rate increase did not occur until near the end of the calendar year, causing the Portfolio's banking positions to underperform while keeping the REIT market relatively stable.

     On the positive side, while stock selection in energy provided the biggest overall boost to the Portfolio's benchmark-relative returns during the period, our best-performing stocks came from outside the energy sector.

     Aetna, a health insurer, was the top positive contributor to the Portfolio's benchmark-relative performance during the period. Like Cigna, which the Portfolio did not own, Aetna's stock price surged on news of an announced merger (with Humana). In information technology, the Portfolio's shares of Total System Services and NVIDIA performed well and contributed to relative results. Total Return Systems is a predictable, steady company
     - the kind of company market participants like to own. Total has been a "beat and raise" company for a while now, meaning it often beats earnings estimates and subsequently raises future guidance. NVIDIA, a semiconductor firm, reported record revenues for the third quarter of 2015 and the company's shares rose by more than 20% after the announcement, benefiting the Portfolio's performance. Finally, a position in Fortune Brands Home & Security (industrials sector) aided the Portfolio's benchmark-relative returns during the period. Fortune reported solid earnings for the second quarter of 2015 and a positive outlook for the balance of the year, in anticipation of accelerating home construction activity driven by the U.S. housing recovery. Fortune, which manufactures items such as cabinets and faucets, also stands to benefit not just from new home construction, but also from increased renovation activity as the upswing in the housing cycle continues.

Q: Did the Portfolio invest in any derivatives during the 12-month period ended December 31, 2015?

A:   No, the Portfolio held no derivatives during the period.

Q: Could you discuss some of the changes you made in the Portfolio's portfolio during the 12-month period ended December 31, 2015?

A: Over the past year, we have reduced the number of holdings and moved to a more concentrated portfolio that features a collection of stock positions representing what we believe to be our most high-conviction names. At the same time, we have avoided making undue "sector bets," though the Portfolio, as of period end, is positioned for a rising interest-rate environment, given that the Fed finally took the step to begin raising rates before the end of 2015, albeit in a very small way. As a result, the Portfolio is underweight in utilities and remains underweight in REITs, while remaining overweight banks

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15                             (continued)
--------------------------------------------------------------------------------

     as well as insurance companies. As noted earlier, banks (and insurance companies, too) would stand to benefit from a rising-rate environment, while more interest-rate sensitive groups like REITs and utilities would likely struggle.

     The most significant changes from a sector allocation perspective during the period were to the Portfolio's positioning in energy and health care. In the former, we began to reduce the Portfolio's underweight as the period progressed, focusing on buying shares of companies that we believe to be higher-quality names with better assets and balance sheets than the rest of the sector. Another factor in the change to the Portfolio's energy weighting was the recent rebalancing of the Russell Index, which increased the benchmark's weighting in the sector, and so we added to the Portfolio's energy holdings as the Russell Index's allocation went up. In addition, as value investors, we liked the investment opportunities we saw in the energy sector following a year filled with struggles and sell-offs due to the rout of oil and other commodity prices.

     In health care, the Portfolio moved from an overweight to an underweight during the period. We had begun significantly reducing the Portfolio's weighting in the sector by very early in the third quarter of 2015. This was due in part to the Russell Index's rebalancing in the second quarter, but also because of multiple mergers within the sector and the high market capitalization levels of some of the health care names held in the Portfolio. By reducing exposure to the sector, we were able to minimize the damage to the Portfolio's performance when health care stocks weakened sharply throughout the third quarter of 2015, as the sector sold off due to profit taking, and, as mentioned previously, the concerns raised about drug pricing in the pharmaceuticals industry.

     With regard to individual stocks, we sold a number of holdings during the period, including Salix Pharmaceuticals and Aetna in health care. One notable addition we made was Tyson Foods, from the consumer staples sector. Tyson, long known as a "chicken" company, has now developed a solid portfolio of branded products, particularly in the aftermath of its acquisition of Hillshire Brands. The stock remains relatively cheap, and the company has been engaging in shareholder-friendly actions such as share buybacks and dividend* increases.

Q:   What is your outlook?

A: We think the U.S. economy, in general, is faring pretty well, particularly when compared to the economies in other regions, especially the emerging markets. Therefore, we expect the Fed to stick with its plan to raise interest rates gradually as 2016 progresses, and we have positioned the Portfolio accordingly. Despite some lingering issues, particularly on the geopolitical side of things, the domestic market environment is relatively benign as we move into the new year. Stock valuations, while not as cheap as they were a year or two ago, are not egregious, either, and we have been seeing a number of attractive investment opportunities within the mid-cap value universe and have used the recent market declines to upgrade the quality of the holdings in the Portfolio.

*    Dividends are not guaranteed.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
           COMMON STOCKS - 99.3%
           Energy - 7.5%
           Oil & Gas Drilling - 0.4%
 137,716   Noble Corp plc                                           $  1,452,904
                                                                    ------------
           Oil & Gas Equipment &
           Services - 1.3%
  70,659   Cameron International Corp.*                             $  4,465,649
                                                                    ------------
           Oil & Gas Exploration &
           Production - 5.8%
 145,579   Cabot Oil & Gas Corp.                                    $  2,575,293
  53,846   Cimarex Energy Co.                                          4,812,755
  47,010   Concho Resources, Inc.*                                     4,365,349
 241,256   Memorial Resource Development Corp.*                        3,896,284
  33,139   Pioneer Natural Resources Co.                               4,154,968
                                                                    ------------
                                                                    $ 19,804,649
                                                                    ------------
           Total Energy                                             $ 25,723,202
                                                                    ------------
           Materials - 3.8%
           Specialty Chemicals - 1.1%
  56,206   Celanese Corp.                                           $  3,784,350
                                                                    ------------
           Metal & Glass Containers - 1.0%
  70,314   Crown Holdings, Inc.*                                    $  3,564,920
                                                                    ------------
           Forest Products - 1.7%
 319,661   Louisiana-Pacific Corp.*                                 $  5,757,095
                                                                    ------------
           Total Materials                                          $ 13,106,365
                                                                    ------------
           Capital Goods - 6.4%
           Building Products - 4.2%
 137,084   Fortune Brands Home & Security, Inc.                     $  7,608,162
 146,344   Owens Corning*                                              6,882,558
                                                                    ------------
                                                                    $ 14,490,720
                                                                    ------------
           Construction &
           Engineering - 1.0%
  74,143   Fluor Corp.                                              $  3,501,032
                                                                    ------------
           Industrial Machinery - 1.2%
  69,364   Dover Corp.                                              $  4,252,707
                                                                    ------------
           Total Capital Goods                                      $ 22,244,459
                                                                    ------------
           Commercial Services &
           Supplies - 2.5%
           Office Services &
           Supplies - 0.8%
 189,580   Steelcase, Inc.                                          $  2,824,742
                                                                    ------------
           Human Resource &
           Employment Services - 1.7%
  70,744   ManpowerGroup, Inc.                                      $  5,963,012
                                                                    ------------
           Total Commercial Services
           & Supplies                                               $  8,787,754
                                                                    ------------
           Transportation - 3.3%
           Air Freight & Logistics - 1.0%
  72,623   Expeditors International of
           Washington, Inc.                                         $  3,275,297
                                                                    ------------
           Airlines - 2.3%
 139,799   United Continental Holdings, Inc.*                       $  8,010,483
                                                                    ------------
           Total Transportation                                     $ 11,285,780
                                                                    ------------
           Automobiles &
           Components - 2.3%
           Tires & Rubber - 2.3%
 247,849   The Goodyear Tire & Rubber Co.                           $  8,097,227
                                                                    ------------
           Total Automobiles &
           Components                                               $  8,097,227
                                                                    ------------
           Consumer Durables &
           Apparel - 3.1%
           Homebuilding - 1.7%
 119,413   Lennar Corp.                                             $  5,840,490
                                                                    ------------
           Household Appliances - 1.4%
  34,056   Whirlpool Corp.                                          $  5,001,805
                                                                    ------------
           Total Consumer Durables &
           Apparel                                                  $ 10,842,295
                                                                    ------------
           Retailing - 2.2%
           Department Stores - 0.7%
  72,051   Macy's, Inc.                                             $  2,520,344
                                                                    ------------
           Apparel Retail - 1.5%
  92,329   Ross Stores, Inc.                                        $  4,968,223
                                                                    ------------
           Total Retailing                                          $  7,488,567
                                                                    ------------
           Food, Beverage & Tobacco - 6.3%
           Agricultural Products - 2.0%
  71,655   Ingredion, Inc.                                          $  6,867,415
                                                                    ------------
           Packaged Foods & Meats - 4.3%
  19,591   The Hershey Co.                                          $  1,748,889
  37,378   The JM Smucker Co.                                          4,610,203
 161,572   Tyson Foods, Inc.                                           8,616,634
                                                                    ------------
                                                                    $ 14,975,726
                                                                    ------------
           Total Food, Beverage & Tobacco                           $ 21,843,141
                                                                    ------------
           Health Care Equipment &
           Services - 4.4%
           Health Care Equipment - 3.3%
 421,146   Boston Scientific Corp.*                                 $  7,765,932
  35,132   Zimmer Biomet Holdings, Inc.                                3,604,192
                                                                    ------------
                                                                    $ 11,370,124
                                                                    ------------
           Health Care Distributors - 1.1%
  41,094   Cardinal Health, Inc.                                    $  3,668,461
                                                                    ------------
           Total Health Care Equipment
           & Services                                               $ 15,038,585
                                                                    ------------
           Pharmaceuticals, Biotechnology
           & Life Sciences - 1.3%
           Pharmaceuticals - 1.3%
  32,102   Jazz Pharmaceuticals Plc*                                $  4,512,257
                                                                    ------------
           Total Pharmaceuticals,
           Biotechnology & Life Sciences                            $  4,512,257
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
           Banks - 9.8%
           Regional Banks - 9.8%
 197,705   Cathay General Bancorp                                   $  6,194,098
 104,125   Citizens Financial Group, Inc.                              2,727,034
 376,770   First Horizon National Corp.                                5,470,700
 606,246   Huntington Bancshares, Inc.                                 6,705,081
 463,743   KeyCorp                                                     6,116,770
 673,697   Regions Financial Corp.                                     6,467,491
                                                                    ------------
                                                                    $ 33,681,174
                                                                    ------------
           Total Banks                                              $ 33,681,174
                                                                    ------------
           Diversified Financials - 7.6%
           Other Diversified Financial
           Services - 1.9%
 176,694   Voya Financial, Inc.                                     $  6,521,776
                                                                    ------------
           Specialized Finance - 4.0%
  25,939   Intercontinental Exchange, Inc.                          $  6,647,128
 124,880   Nasdaq, Inc.                                                7,264,270
                                                                    ------------
                                                                    $ 13,911,398
                                                                    ------------
           Consumer Finance - 0.7%
  80,341   Synchrony Financial                                      $  2,443,170
                                                                    ------------
           Investment Banking &
           Brokerage - 1.0%
  78,402   Lazard, Ltd.                                             $  3,528,874
                                                                    ------------
           Total Diversified Financials                             $ 26,405,218
                                                                    ------------
           Insurance - 11.2%
           Life & Health Insurance - 4.3%
 142,562   Lincoln National Corp.                                   $  7,165,166
 234,420   Unum Group                                                  7,803,842
                                                                    ------------
                                                                    $ 14,969,008
                                                                    ------------
           Multi-line Insurance - 1.9%
 151,750   The Hartford Financial Services
           Group, Inc.                                              $  6,595,055
                                                                    ------------
           Property & Casualty
           Insurance - 3.6%
  75,026   The Hanover Insurance Group, Inc.                        $  6,102,615
 158,232   XL Group Plc                                                6,199,530
                                                                    ------------
                                                                    $ 12,302,145
                                                                    ------------
           Reinsurance - 1.4%
  56,536   Reinsurance Group of America, Inc.                       $  4,836,655
                                                                    ------------
           Total Insurance                                          $ 38,702,863
                                                                    ------------
           Real Estate - 7.1%
           Diversified REIT - 1.3%
 217,915   Duke Realty Corp.                                        $  4,580,573
                                                                    ------------
           Residential REIT - 2.8%
  53,254   Mid-America Apartment
           Communities, Inc.                                        $  4,835,996
 126,205   UDR, Inc.                                                   4,741,522
                                                                    ------------
                                                                    $  9,577,518
                                                                    ------------
           Retail REIT - 1.9%
  19,996   Federal Realty Investment Trust                          $  2,921,416
 132,925   General Growth Properties, Inc.                             3,616,889
                                                                    ------------
                                                                    $  6,538,305
                                                                    ------------
           Real Estate Services - 1.1%
  23,195   Jones Lang LaSalle, Inc.                                 $  3,707,953
                                                                    ------------
           Total Real Estate                                        $ 24,404,349
                                                                    ------------
           Software & Services - 6.6%
           IT Consulting & Other
           Services - 1.4%
  86,571   Amdocs, Ltd.                                             $  4,724,179
                                                                    ------------
           Data Processing & Outsourced
           Services - 2.5%
  69,212   Fidelity National Information
           Services, Inc.                                           $  4,194,247
  85,687   Total System Services, Inc.                                 4,267,213
                                                                    ------------
                                                                    $  8,461,460
                                                                    ------------
           Application Software - 2.7%
  58,103   Citrix Systems, Inc.*                                    $  4,395,492
 253,819   Nuance Communications, Inc.*                                5,048,460
                                                                    ------------
                                                                    $  9,443,952
                                                                    ------------
           Total Software & Services                                $ 22,629,591
                                                                    ------------
           Technology Hardware &
           Equipment - 1.7%
           Electronic Manufacturing
           Services - 1.7%
  65,952   IPG Photonics Corp.                                      $  5,880,280
                                                                    ------------
           Total Technology Hardware &

           Equipment                                                $  5,880,280
                                                                    ------------
           Semiconductors &
           Semiconductor
           Equipment - 6.8%
           Semiconductors - 6.8%
  62,075   Broadcom Corp.                                           $  3,589,176
 161,292   Microsemi Corp.*                                            5,256,506
 196,966   NVIDIA Corp.                                                6,491,999
 502,662   ON Semiconductor Corp.*                                     4,926,088
  62,568   Qorvo, Inc.                                                 3,184,711
                                                                    ------------
                                                                    $ 23,448,480
                                                                    ------------
           Total Semiconductors &
           Semiconductor Equipment                                  $ 23,448,480
                                                                    ------------
           Utilities - 5.4%
           Electric Utilities - 4.1%
  82,277   Edison International                                     $  4,871,621
  93,950   Eversource Energy                                           4,798,026
 105,267   Westar Energy, Inc.                                         4,464,373
                                                                    ------------
                                                                    $ 14,134,020
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
           Multi-Utilities - 1.3%
 119,945   Public Service Enterprise Group, Inc.                    $  4,640,672
                                                                    ------------
           Total Utilities                                          $ 18,774,692
                                                                    ------------
           TOTAL COMMON STOCKS
           (Cost $308,490,725)                                      $342,896,279
                                                                    ------------
           TOTAL INVESTMENT IN
           SECURITIES - 99.3%
           (Cost $308,490,725) (a)                                  $342,896,279
                                                                    ------------
           OTHER ASSETS &
           LIABILITIES - 0.7%                                       $  2,289,529
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $345,185,808
                                                                    ============

*      Non-income producing security.

REIT   Real Estate Investment Trust.

(a) At December 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $308,536,230 was as follows:


           Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                            $ 43,889,821

           Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                              (9,529,772)
                                                                                ------------
                Net unrealized appreciation                                     $ 34,360,049
                                                                                ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2015 aggregated to $327,399,851 and $363,944,178, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2015, in valuing the Portfolio's investments:

                               Level 1        Level 2   Level 3      Total
Common Stocks                $ 342,896,279  $       --  $  --    $ 342,896,279
                             -------------  ----------  -----    -------------
       Total                 $ 342,896,279  $       --  $  --    $ 342,896,279
                             =============  ==========  =====    =============

During the year ended December 31, 2015, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year          Year      Year      Year         Year
                                                              Ended         Ended     Ended     Ended        Ended
                                                             12/31/15      12/31/14  12/31/13  12/31/12     12/31/11
Class I
Net asset value, beginning of period                          $ 22.79       $ 22.96   $ 17.42   $ 15.85      $ 16.93
                                                              -------       -------   -------   -------      -------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $  0.18(a)    $  0.21   $  0.24   $  0.24      $  0.23
  Net realized and unrealized gain (loss) on investments        (1.38)         3.11      5.49      1.50        (1.17)
                                                              -------       -------   -------   -------      -------
    Net increase (decrease) from investment operations        $ (1.20)      $  3.32   $  5.73   $  1.74      $ (0.94)
                                                              -------       -------   -------   -------      -------
Distribution to shareowners:
  Net investment income                                       $ (0.18)      $ (0.22)  $ (0.19)  $ (0.17)     $ (0.14)
  Net realized gain                                             (2.53)        (3.27)       --        --           --
                                                              -------       -------   -------   -------      -------
Total distributions                                           $ (2.71)      $ (3.49)  $ (0.19)  $ (0.17)     $ (0.14)
                                                              -------       -------   -------   -------      -------
Net increase (decrease) in net asset value                    $ (3.91)      $ (0.17)  $  5.54   $  1.57      $ (1.08)
                                                              -------       -------   -------   -------      -------
Net asset value, end of period                                $ 18.88       $ 22.79   $ 22.96   $ 17.42      $ 15.85
                                                              =======       =======   =======   =======      =======
Total return*                                                   (6.14)%(d)    15.09%    33.10%    11.11%(b)    (5.64)%
Ratio of net expenses to average net assets (c)                  0.71%         0.71%     0.71%     0.72%        0.72%
Ratio of net investment income (loss) to average net assets      0.84%         0.87%     1.04%     1.17%        1.23%
Portfolio turnover rate                                            87%           62%       99%      103%          88%
Net assets, end of period (in thousands)                      $70,412       $88,618   $90,706   $81,886      $92,100

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.08%.

(c)   Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00%, and 0.00%, respectively.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.19)%.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Year           Year       Year       Year          Year
                                                                      Ended          Ended      Ended      Ended         Ended
                                                                     12/31/15       12/31/14   12/31/13   12/31/12      12/31/11
Class II
Net asset value, beginning of period                                 $  22.59       $  22.79   $  17.30   $  15.75      $  16.83
                                                                     --------       --------   --------   --------      --------
Increase (decrease) from investment operations:
    Net investment income (loss)                                     $   0.12(a)    $   0.15   $   0.18   $   0.14      $   0.14
    Net realized and unrealized gain (loss) on investments              (1.36)          3.08       5.46       1.55         (1.11)
                                                                     --------       --------   --------   --------      --------
      Net increase (decrease) from investment operations             $  (1.24)      $   3.23   $   5.64   $   1.69      $  (0.97)
                                                                     --------       --------   --------   --------      --------
Distribution to shareowners:
   Net investment income                                             $  (0.12)      $  (0.16)  $  (0.15)  $  (0.14)     $  (0.11)
   Net realized gain                                                    (2.53)         (3.27)        --         --            --
                                                                     --------       --------   --------   --------      --------
Total distributions                                                  $  (2.65)      $  (3.43)  $  (0.15)  $  (0.14)     $  (0.11)
                                                                     --------       --------   --------   --------      --------
Net increase (decrease) in net asset value                           $  (3.89)      $  (0.20)  $   5.49   $   1.55      $  (1.08)
                                                                     --------       --------   --------   --------      --------
Net asset value, end of period                                       $  18.70       $  22.59   $  22.79   $  17.30      $  15.75
                                                                     ========       ========   ========   ========      ========
Total return*                                                           (6.35)%(d)     14.80%     32.75%     10.83%(b)     (5.84)%
Ratio of net expenses to average net assets (c)                          0.96%          0.96%      0.96%      0.97%         0.97%
Ratio of net investment income (loss) to average net assets              0.60%          0.62%      0.79%      0.94%         1.03%
Portfolio turnover rate                                                    87%            62%        99%       103%           88%
Net assets, end of period (in thousands)                             $274,774       $318,225   $306,189   $259,448      $207,057

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 10.78%.

(c)    Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00%, and 0.00%, respectively.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.40)%.

+      Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/15
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $308,490,725)                      $342,896,279
  Cash                                                                 2,263,966
  Receivables --
     Portfolio shares sold                                                44,094
     Dividends                                                           403,632
                                                                    ------------
        Total assets                                                $345,607,971
                                                                    ------------
LIABILITIES:
   Payables --
      Investment securities purchased                               $    212,931
      Portfolio shares repurchased                                       146,088
   Trustee fees                                                              252
   Due to affiliates                                                      17,533
   Accrued expenses                                                       45,359
                                                                    ------------
          Total liabilities                                         $    422,163
                                                                    ------------
NET ASSETS:
  Paid-in capital                                                   $287,519,581
  Undistributed net investment income                                  2,095,487
  Accumulated net realized gain on investments                        21,165,186
  Net unrealized appreciation on investments                          34,405,554
                                                                    ------------
        Total net assets                                            $345,185,808
                                                                    ------------
NET ASSET VALUE PER SHARE:
(No par value unlimited number of shares authorized)
   Class I (based on $70,411,621/3,729,605 shares)                  $      18.88
                                                                    ============
   Class II (based on $274,774,187/14,697,555 shares)               $      18.70
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $5,084)                           $  5,905,878
  Interest                                                                               523
                                                                                ------------
     Total investment income                                                                   $  5,906,401
                                                                                               ------------

EXPENSES:
  Management fees                                                               $  2,464,372
  Transfer agent fees
     Class I                                                                           1,275
     Class II                                                                          1,275
  Distribution fees
     Class II                                                                        748,703
  Administrative expense                                                             120,577
  Custodian fees                                                                      20,000
  Professional fees                                                                   48,432
  Printing expense                                                                    16,410
  Fees and expenses of nonaffiliated Trustees                                         14,919
  Miscellaneous                                                                       12,929
                                                                                ------------
     Total expenses                                                                            $  3,448,892
                                                                                               ------------
         Net investment income                                                                 $  2,457,509
                                                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                                             $ 20,938,704
                                                                                               ------------
  Change in net unrealized appreciation (depreciation) on investments                          $(47,406,374)
                                                                                               ------------
  Net realized and unrealized gain (loss) on investments                                       $(26,467,670)
                                                                                               ------------
  Net decrease in net assets resulting from operations                                         $(24,010,161)
                                                                                               ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Year Ended       Year Ended
                                                                        12/31/15         12/31/14
FROM OPERATIONS:
Net investment income (loss)                                           $   2,457,509   $   2,715,317
Net realized gain (loss) on investments                                   20,938,704      43,346,745
Change in net unrealized appreciation (depreciation) on investments      (47,406,374)      9,141,638
                                                                       -------------   -------------
      Net increase (decrease) in net assets resulting from operations  $ (24,010,161)  $  55,203,700
                                                                       -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.18 and $0.22 per share, respectively)                $    (636,054)  $    (791,747)
      Class II ($0.12 and $0.16 per share, respectively)                  (1,658,859)     (2,022,558)
Net realized gain:
      Class I ($2.53 and $3.27 per share, respectively)                   (9,005,596)    (12,023,438)
      Class II ($2.53 and $3.27 per share, respectively)                 (34,420,632)    (41,525,363)
                                                                       -------------   -------------
          Total distributions to shareowners                           $ (45,721,141)  $ (56,363,106)
                                                                       -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $  13,688,060   $  16,630,975
Reinvestment of distributions                                             45,721,141      56,363,106
Cost of shares repurchased                                               (51,334,739)    (61,887,021)
                                                                       -------------   -------------
      Net increase in net assets resulting from
          Portfolio share transactions                                 $   8,074,462   $  11,107,060
                                                                       -------------   -------------
      Net increase (decrease) in net assets                            $ (61,656,840)  $   9,947,654
NET ASSETS:
Beginning of year                                                      $ 406,842,648   $ 396,894,994
                                                                       -------------   -------------
End of year                                                            $ 345,185,808   $ 406,842,648
                                                                       =============   =============
Undistributed net investment income                                    $   2,095,487   $   2,609,363
                                                                       =============   =============


                                 Year Ended   Year Ended     Year Ended    Year Ended
                                  12/31/15     12/31/15       12/31/14      12/31/14
                                   Shares       Amount         Shares        Amount
CLASS I
Shares sold                        159,049   $  3,359,754       277,178   $  6,295,905
Reinvestment of distributions      473,791      9,641,650       587,045     12,815,185
Less shares repurchased           (792,279)   (16,692,553)     (925,418)   (20,841,632)
                                ----------   ------------   -----------   ------------
       Net decrease               (159,439)  $ (3,691,149)      (61,195)  $ (1,730,542)
                                ==========   ============   ===========   ============
CLASS II
Shares sold                        472,590   $ 10,328,306       454,768   $ 10,335,070
Reinvestment of distributions    1,787,884     36,079,491     2,010,523     43,547,921
Less shares repurchased         (1,651,665)   (34,642,186)   (1,810,753)   (41,045,389)
                                ----------   ------------   -----------   ------------
       Net increase                608,809   $ 11,765,611       654,538   $ 12,837,602
                                ==========   ============   ===========   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

     significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2015, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2015, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2015, the Portfolio reclassified $676,472 to decrease undistributed net investment income and $676,472 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014, and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2015, were as follows:

--------------------------------------------------------------------------------
                                   2015           2014
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                 $ 3,114,535    $12,273,254
Long-term capital gain           42,606,606     44,089,852
                                -----------    -----------
  Total distributions           $45,721,141    $56,363,106
                                ===========    ===========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income   $ 1,790,116
Undistributed long-term gain     21,516,062
Unrealized appreciation          34,360,049
                                -----------
 Total                          $57,666,227
                                ===========

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to Real Estate Investment Trust (REIT), and partnerships and other holdings.

E.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the Portfolio's transfer agent, for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-ofpocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Portfolio at a later date, and at a specific price, which is typically higher than the purchase price paid by the Portfolio. The securities purchased serve as the Portfolio's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Portfolio is entitled to sell the securities, but the Portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss to the Portfolio. Additionally, if the counterparty becomes insolvent, there is some risk that the Portfolio will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended December 31, 2015, the Portfolio had no open repurchase agreements.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,037 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2015.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,676 in transfer agent fees payable to the transfer agent at December 31, 2015.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Portfolio at negotiated rates.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,820 in distribution fees payable to PFD at December 31, 2015.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Mid Cap Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Mid Cap Value VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio as of December 31, 2015, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2016

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The percentage of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified short-term gains was 31.4%.

PIM, the Portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Portfolio's current investment advisory agreement with PIM to terminate. Accordingly, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Mid Cap Value VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2015 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio manager in the Portfolio. In July 2015, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio manager of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They discussed the Portfolio's performance with PIM on a more frequent basis in light of the Portfolio's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Portfolio's relative performance

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

and the steps taken by PIM to address the Portfolio's performance, including the hiring by PIM of a new Head of Equity Research, U.S. It also was noted that Edward T. Shadek, Jr. became the portfolio manager of the Portfolio in 2013. The Trustees' reviews and discussions, including the steps taken by PIM to address the Portfolio's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the first quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment Portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

NAME, AGE AND POSITION      TERM  OFOFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Thomas J. Perna (65)        Trustee since 2006.    Private investor (2004 - 2008 and 2013 -       Director, Broadridge Financial
Chairman of the Board and   Serves until a         present); Chairman (2008 - 2013) and Chief     Solutions, Inc. (investor
Trustee                     successor trustee is   Executive Officer (2008 - 2012), Quadriserv,   communications and securities
                            elected or earlier     Inc. (technology products for securities       processing provider for financial
                            retirement or          lending industry); and Senior Executive Vice   services industry) (2009 -
                            removal.               President, The Bank of New York (financial     present); Director, Quadriserv,
                                                   and securities services) (1986 - 2004)         Inc. (2005 - 2013); and
                                                                                                  Commissioner, New Jersey State
                                                                                                  Civil Service Commission (2011 -
                                                                                                  present)
====================================================================================================================================
David R. Bock (72)          Trustee since 2005.    Managing Partner, Federal City Capital         Director of New York Mortgage
Trustee                     Serves until a         Advisors (corporate advisory services          Trust (publicly-traded mortgage
                            successor trustee is   company) (1997 - 2004 and 2008 - present);     REIT) (2004 - 2009, 2012 -
                            elected or earlier     Interim Chief Executive Officer, Oxford        present); Director of The Swiss
                            retirement or          Analytica, Inc. (privately held research and   Helvetia Fund, Inc. (closed-end
                            removal.               consulting company) (2010); Executive Vice     fund) (2010 - present); Director
                                                   President and Chief Financial Officer,         of Oxford Analytica, Inc. (2008 -
                                                   I-trax, Inc. (publicly traded health care      present); and Director of
                                                   services company) (2004 - 2007); and           Enterprise Community Investment,
                                                   Executive Vice President and Chief Financial   Inc. (privately-held affordable
                                                   Officer, Pedestal Inc. (internet-based         housing finance company) (1985 -
                                                   mortgage trading company) (2000 - 2002);       2010);
                                                   Private Consultant (1995 - 1997); Managing
                                                   Director, Lehman Brothers (1992 - 1995); and
                                                   Executive, The World Bank (1979 - 1992)
====================================================================================================================================
Benjamin M. Friedman (71)   Trustee since 2008.    William Joseph Maier Professor of Political    Trustee, Mellon Institutional
Trustee                     Serves until a         Economy, Harvard University (1972 - present)   Funds Investment Trust and Mellon
                            successor trustee is                                                  Institutional Funds Master
                            elected or earlier                                                    Portfolio (oversaw 17 portfolios
                            retirement or                                                         in fund complex) (1989 - 2008)
                            removal.
====================================================================================================================================

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                            HELD BY TRUSTEE
Margaret B.W. Graham (68)   Trustee since 2000.    Founding Director, Vice President and           None
Trustee                     Serves until a         Corporate Secretary, The Winthrop Group,
                            successor trustee is   Inc. (consulting firm) (1982 - present);
                            elected or earlier     Desautels Faculty of Management, McGill
                            retirement or          University (1999 - present); and Manager of
                            removal.               Research Operations and Organizational
                                                   Learning, Xerox PARC, Xerox's advance
                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (67)    Trustee since 1995.    President and Chief Executive Officer,          Director of New America High
Trustee                     Serves until a         Newbury, Piret & Company, Inc. (investment      Income Fund, Inc. (closed-end
                            successor trustee is   banking firm) (1981 - present)                  investment company) (2004 -
                            elected or earlier                                                     present); and Member, Board of
                            retirement or                                                          Governors, Investment Company
                            removal.                                                               Institute (2000 - 2006)
====================================================================================================================================
Fred J. Ricciardi (68)      Trustee since 2014.    Consultant (investment company services)        None
Trustee                     Serves until a         (2012 - present); Executive Vice President,
                            successor trustee is   BNY Mellon (financial and investment company
                            elected or earlier     services) (1969 - 2012); Director, BNY
                            retirement or          International Financing Corp. (financial
                            removal.               services) (2002 - 2012); and Director,
                                                   Mellon Overseas Investment Corp. (financial
                                                   services) (2009 - 2012)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Kenneth J. Taubes (57)*      Trustee since 2014.    Director and Executive Vice President (since   None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S.
                             successor trustee      (since 2010) of PIM-USA; Executive Vice
                             is elected or          President and Chief Investment Officer, U.S.
                             earlier retirement     of Pioneer (since 2008); Executive Vice
                             or removal.            President of Pioneer Institutional Asset
                                                    Management, Inc. (since 2009); and Portfolio
                                                    Manager of Pioneer (since 1999)
====================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Lorraine H. Monchak (59)**   Advisory Trustee       Chief Investment Officer, 1199 SEIU Funds      Trustee of Pioneer closed-end
Advisory Trustee             since 2014.            (healthcare workers union pension funds)       investment companies (5
                                                    (2001 - present); Vice President -             portfolios) (Sept. 2015-present)
                                                    International Investments Group, American
                                                    International Group, Inc. (insurance company)
                                                    (1993 - 2001); Vice President Corporate
                                                    Finance and Treasury Group, Citibank,
                                                    N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                    President - Asset/Liability Management Group,
                                                    Federal Farm Funding Corporation
                                                    (government-sponsored issuer of debt
                                                    securities) (1988 - 1990); Mortgage
                                                    Strategies Group, Shearson Lehman Hutton,
                                                    Inc. (investment bank) (1987 - 1988); and
                                                    Mortgage Strategies Group, Drexel Burnham
                                                    Lambert, Ltd. (investment bank) (1986 - 1987)
====================================================================================================================================

**  Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM  OF OFFICE AND                                                   OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Lisa M. Jones (53)           Since 2014. Serves     Chair, Director, CEO and President of          Trustee of Pioneer closed-end
President and Chief          at the discretion of   Pioneer Investment Management USA Inc.         investment companies (5
Executive Officer            the Board.             ("PIM-USA") (since September 2014); Chair,     portfolios) (Sept. 2015-present)
                                                    Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September
                                                    2014); Chair, Director and CEO of Pioneer
                                                    Funds Distributor, Inc. (since September
                                                    2014); Chair, Director, CEO and President of
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since September 2014); and Chair, Director,
                                                    President and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan
                                                    Stanley Investment Management (2010 - 2013);
                                                    and Director of Institutional Business, CEO
                                                    of International, Eaton Vance Management
                                                    (2005 - 2010)
====================================================================================================================================
Christopher J. Kelley (51)   Since 2003. Serves     Vice President and Associate General Counsel   None
Secretary and Chief Legal    at the discretion of   of Pioneer since January 2008; Secretary and
Officer                      the Board.             Chief Legal Officer of all of the Pioneer
                                                    Funds since June 2010; Assistant Secretary
                                                    of all of the Pioneer Funds from September
                                                    2003 to May 2010; and Vice President and
                                                    Senior Counsel of Pioneer from July 2002 to
                                                    December 2007
====================================================================================================================================
Carol B. Hannigan (54)       Since 2010. Serves     Fund Governance Director of Pioneer since      None
Assistant Secretary          at the discretion of   December 2006 and Assistant Secretary of all
                             the Board.             the Pioneer Funds since June 2010; Manager -
                                                    Fund Governance of Pioneer from December
                                                    2003 to November 2006; and Senior Paralegal
                                                    of Pioneer from January 2000 to November
                                                    2003
====================================================================================================================================

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Thomas Reyes (53)            Since 2010. Serves     Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary          at the discretion of   Assistant Secretary of all the Pioneer Funds
                             the Board.             since June 2010; and Counsel of Pioneer from
                                                    June 2007 to May 2013
====================================================================================================================================
Mark E. Bradley (56)         Since 2008. Serves     Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief          at the discretion of   Treasurer of all of the Pioneer Funds since
Financial and Accounting     the Board.             March 2008; Deputy Treasurer of Pioneer from
Officer                                             March 2004 to February 2008; and Assistant
                                                    Treasurer of all of the Pioneer Funds from
                                                    March 2004 to February 2008
====================================================================================================================================
Luis I. Presutti (50)        Since 2000. Serves     Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer          at the discretion of   Assistant Treasurer of all of the Pioneer
                             the Board.             Funds
====================================================================================================================================
Gary Sullivan (57)           Since 2002. Serves     Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer          at the discretion of   Pioneer; and Assistant Treasurer of all of
                             the Board.             the Pioneer Funds
====================================================================================================================================
David F. Johnson (36)        Since 2009. Serves     Fund Administration Manager - Fund Treasury    None
Assistant Treasurer          at the discretion of   of Pioneer since November 2008; Assistant
                             the Board.             Treasurer of all of the Pioneer Funds since
                                                    January 2009; and Client Service Manager -
                                                    Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
====================================================================================================================================
Jean M. Bradley (63)         Since 2010. Serves     Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer     at the discretion of   all the Pioneer Funds since March 2010;
                             the Board.             Chief Compliance Officer of Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Pioneer since October 2005;
                                                    and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003
                                                    to October 2005
====================================================================================================================================
Kelly O'Donnell (44)         Since 2006. Serves     Director - Transfer Agency Compliance of       None
Anti-Money Laundering        at the discretion of   Pioneer and Anti-Money Laundering Officer of
Officer                      the Board.             all the Pioneer Funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18647-10-0216

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        12

  Notes to Financial Statements                                               17

  Report of Independent Registered Public Accounting Firm                     21

  Approval of Investment Advisory Agreement                                   23

  Trustees, Officers and Service Providers                                    26

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/15
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         88.5%
International Common Stocks                                                 7.8%
Depositary Receipts for International Stocks                                3.7%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 18.6%
Consumer Staples                                                           15.1%
Health Care                                                                12.5%
Utilities                                                                  10.9%
Consumer Discretionary                                                      9.3%
Materials                                                                   9.3%
Energy                                                                      9.1%
Industrials                                                                 8.9%
Information Technology                                                      5.3%
Telecommunication Services                                                  1.0%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
1. The Valspar Corp.                                                       4.05%
--------------------------------------------------------------------------------
2. The Chubb Corp.                                                         3.03
--------------------------------------------------------------------------------
3. Becton Dickinson and Co.                                                2.35
--------------------------------------------------------------------------------
4. Mondelez International, Inc.                                            2.34
--------------------------------------------------------------------------------
5. Cedar Fair LP                                                           2.30
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                         12/31/15              12/31/14
Class I                                            $28.18                $29.70
Class II                                           $28.33                $29.87

                                Net
Distributions per Share         Investment      Short-Term         Long-Term
(1/1/15 - 12/31/15)             Income          Capital Gains      Capital Gains
Class I                         $0.5781         $    --            $1.0974
Class II                        $0.5202         $    --            $1.0974

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              Pioneer Equity Income     Pioneer Equity Income       Russell 1000
              VCT Portfolio, Class I    VCT Portfolio, Class II     Value Index
12/05         $ 10,000                  $ 10,000                    $ 10,000
12/06         $ 12,245                  $ 12,212                    $ 12,225
12/07         $ 12,344                  $ 12,278                    $ 12,203
12/08         $  8,604                  $  8,536                    $  7,707
12/09         $  9,821                  $  9,722                    $  9,224
12/10         $ 11,742                  $ 11,591                    $ 10,654
12/11         $ 12,450                  $ 12,260                    $ 10,696
12/12         $ 13,733                  $ 13,482                    $ 12,569
12/13         $ 17,730                  $ 17,370                    $ 16,657
12/14         $ 20,046                  $ 19,587                    $ 18,898
12/15         $ 20,145                  $ 19,630                    $ 18,174

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2015)
--------------------------------------------------------------------------------
                                                                 Russell 1000
                                   Class I        Class II        Value Index
--------------------------------------------------------------------------------
10 Years                             7.26%           6.98%              6.16%
5 Years                             11.40%          11.11%             11.27%
1 Year                               0.50%           0.22%             -3.83%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from July 1, 2015 through December 31, 2015.

Share Class                                                 I             II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                       $1,000.00      $1,000.00
Ending Account Value on 12/31/15                        $1,009.14      $1,007.74
Expenses Paid During Period*                            $    3.65      $    4.91

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.72% and 0.97% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2015 through December 31, 2015.

Share Class                                                 I              II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                       $1,000.00      $1,000.00
Ending Account Value on 12/31/15                        $1,021.58      $1,020.32
Expenses Paid During Period*                            $    3.67      $    4.94

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.72% and 0.97% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15
--------------------------------------------------------------------------------

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John Carey, Executive Vice President and Director of U.S. Portfolio Management at Pioneer Investments, discusses the investment environment during the 12-month period ended December 31, 2015, and Pioneer Equity Income VCT Portfolio's performance during the period. Mr. Carey is responsible for the day-to-day management of the Portfolio, along with Walter Hunnewell, Jr., a vice president and a portfolio manager at Pioneer.

Q: How would you describe the market environment for equities during the 12-month period ended December 31, 2015, particularly for the types of equities deemed appropriate for the Portfolio?

A: Returns for the overall equity market were positive for the 12-month period. Within the market, however, growth stocks significantly outperformed value stocks, as investors were drawn to stocks of companies that appeared able to achieve higher earnings in an economy expanding at only a moderate pace. Throughout the period there was a market expectation, finally fulfilled, that the Federal Reserve System (the Fed) would raise short-term interest rates, and a resulting cautiousness towards stocks in sectors and industries felt to be vulnerable to higher rates, including utilities, real-estate investment trusts (REITs), and industrials, among others. The strong U.S. dollar - strong to a degree because of that belief that rates were going higher - hampered business for many exporting companies, particularly machinery manufacturers and consumer-products makers. Finally, an intense fascination with the internet, online sales, biotech, and other "cutting-edge" enterprises drained investment dollars from more "old-line"-type businesses and led to quite strong performance by a select list of hyper-growth "stories;" and plodding, sluggish performance by many other stocks.

     In that "Tale of Two Cities" stock market environment, the approach that we took in managing the Portfolio was our customary one of emphasizing stocks we thought well supported by both attractive valuation and appreciation potential. The strategy of Pioneer Equity Income VCT Portfolio is to "back into growth" by looking first at a company's record of dividend* payments. We place special emphasis on owning stocks that have paid dividends over multiple years and at rising levels.

     We seek to own shares of companies able to achieve such track records as the result of steady and growing earnings and cash flows. We also look for stocks that have not received as much attention as market-leading names - and that sometimes positions the Portfolio in stocks not yet fully priced. One byproduct of that process is our happening upon stocks that, from time to time, are "taken over" by other entities in mergers and acquisitions, often at premium prices relative to the current market. Kraft (consumer staples) and Chubb (financials) were two significant holdings that received such offers during the 12-month period, with both contributing positively to the Portfolio's investment results.

*    Dividends are not guaranteed.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Q: How did the Portfolio perform in that environment during the 12-month period ended December 31, 2015?

A: Pioneer Equity Income VCT Portfolio's Class I shares returned 0.50% at net asset value during the 12-month period ended December 31, 2015, and Class II shares returned 0.22%. During the same period, the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), returned -3.83%, and the average return of the 71 variable portfolios in Lipper's Equity Income Underlying Funds category was -3.87%.

Q: The Portfolio outperformed the Russell Index benchmark during the 12-month period ended December 31, 2015. Could you please discuss the major reasons for the Portfolio's benchmark-relative outperformance?

A: All of the benchmark-relative outperformance in the Portfolio during the period came from stock selection. The main positive sector-allocation performance factor was the Portfolio's large underweight to energy, the poorest-performing sector in the Russell Index during the period, but that was offset by the negative effects of other sector-weighting decisions, resulting in a neutral sector-allocation performance factor. With regard to energy, we were skeptical that oil and gas prices would bounce back quickly from the nosedive they took after the middle of the 2014 calendar year, and we were also concerned about the sustainability of dividend payments in a sector with plummeting earnings. On the negative side of asset allocation, a Portfolio overweight to the likewise poor-performing materials sector hurt relative results, but stock selection in the sector was good, largely offsetting the performance loss from the sector-weighting decision.

     The bulk of the Portfolio's strong benchmark-relative performance during the period resulted from gains on individual stocks held in the Portfolio. We have already mentioned Kraft and Chubb, recipients of take-over offers. Other meaningful, positive performance attribution came from the Portfolio's holdings in Dr. Pepper Snapple (consumer staples), Cedar Fair (consumer discretionary), Mondelez International (consumer staples), and NVIDIA (information technology). The Portfolio's returns also benefited from not owning, or owning only relatively modest amounts of, performance laggards such as Chevron, ExxonMobil, and Wal-Mart Stores.

     Security selection results were not all positive during the 12-month period, however, as the Portfolio lost some benchmark-relative performance on positions in Canadian Imperial Bank (financials) and Syngenta (materials). The problems plaguing the natural-resources industries affected the Canadian economy and diminished prospects for growth in the banking industry, and so we sold the Portfolio's position in Canadian Imperial during the period. Syngenta received, but spurned, a rich acquisition offer from Monsanto, which ultimately pulled its offer and walked away, causing a decline in Syngenta's share price. We have retained the Portfolio's position in Syngenta as we think the shares, at their reduced price, represent reasonable value.

Q: What changes did you make to the Portfolio during the 12-month period ended December 31, 2015?

A: During the 12-month period, we added somewhat more than thirty positions to the Portfolio and liquidated almost forty, with a net reduction of about a half-dozen names.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15                             (continued)
--------------------------------------------------------------------------------

     Important additions to the Portfolio during the period included:
     Consolidated Edison (utilities), an electricity and natural-gas supplier to New York City and parts of New Jersey and Pennsylvania; Helmerich & Payne (energy), an oil-andgas drilling company, with a focus on North and South America; Mead Johnson Nutrition (consumer staples), provider of nutritional products to babies, with important businesses in emerging markets, especially China; CBS (consumer discretionary), television and radio broadcaster and book publisher; and Hartford Financial Services (financials), diversified insurance underwriter. Later in the period, after observing the stock's decline with the price of oil, we took advantage of what we regarded as an attractive entry point and added shares of Chevron (energy), the integrated, international oil, gas, and chemical company we mentioned previously.

     Sold during the period was Broadcom (information technology), developer of integrated circuits for communications. The stock jumped when the company received a premium takeover bid, and we decided to take profits and reinvest elsewhere. With regard to Kraft, we kept the Portfolio invested in the stock through its merger with Heinz and later sold the holding in the combined company. A host of other sales from the Portfolio during the period owed to our thinking that the price of the stock had reached fair value, that earnings prospects for the company had diminished or that we had found better value in other stocks and determined that a substitution of names was warranted.

Q: Did the Portfolio hold any derivatives during the 12-month period ended December 31, 2015?

A:   No. The Portfolio did not own any derivative positions during the period.

Q: As you noted earlier, the Portfolio typically places an emphasis on dividend-paying stocks. Would you describe the environment for dividends as positive or negative during the 12-month period ended December 31, 2015?

A: Generally speaking, investors were cautious towards owning stocks whose prices they perceived as receiving meaningful support from their dividend yields. Due to the broad expectation that interest rates were soon going to rise, investors especially shied away from names they regarded as "bond substitutes." While we understand the logic of that view, namely, that bonds offering high coupons will present greater competition to stocks trading on their dividend yields, we have never quite agreed with it. As long as companies can increase earnings over time and thus potentially increase their dividends, they stand a chance of competing for investor attention with bonds, which usually have fixed coupon rates from issuance through maturity. Later in the period, when we thought that weakness in some of the so-called bond substitutes presented potentially attractive buying opportunities, we added to the Portfolio's holdings in utilities and REITs, among other income-heavy securities. In the event, of course, the Fed finally did raise short-term rates near the end of the period, and the above-noted investor concerns appeared, perhaps oddly, to become less intense.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Q: What is your outlook for the equity markets at the end of calendar 2015, as we usher in a new calendar year?

A: Investor behavior seems much influenced by the state of the economy, and so we, too, think about that, even while spending most of our time studying and assessing companies. Our view is that the U.S. economy will show continued moderate growth in 2016, but with risks. The weakness in commodities prices troubles us, as do the soft results for many industrials sector names, especially the capital-goods companies. So far, the housing and automotive industries are holding up; but, especially in the case of autos, one has the sense that promotions and "special offers" are becoming more important. Merger-and-acquisition activity, which helped fuel market advances over the past couple of years and certainly has benefited the Portfolio's performance, has lost some of its traction as anti-trust cases have become more aggressive and opposition has grown to tax-inversion schemes. In our opinion, it is very difficult to see higher profit margins at this point without stronger sales; and, particularly for multinational companies, the strong U.S. dollar and the weakness of economies elsewhere in the world are holding sales back.

     Another key question is what will happen in Europe, Latin America, and China? We believe we need to see improvement in those areas, along with some lessening of the current and rather acute geopolitical risks, if we are to experience markedly higher economic growth in the U.S.

     Therefore, we are cautious, if still on balance constructive, regarding economic prospects here at home. Against that backdrop, we think that the Portfolio's strategy of leaning towards value and dividends as well as balance sheet strength - and company management teams committed to returns for shareholders - remains the way to go.

     Thank you as always for your support.

Please refer to the Schedule of Investments on pages 8 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15
--------------------------------------------------------------------------------

Shares                                                                     Value
              COMMON STOCKS - 99.7%
              Energy - 9.1%
              Oil & Gas Drilling - 1.3%
     65,508   Helmerich & Payne, Inc.                             $    3,507,953
                                                                  --------------
              Oil & Gas Equipment &
              Services - 0.8%
     76,554   Frank's International NV                            $    1,277,686
     14,047   Schlumberger, Ltd.                                         979,778
                                                                  --------------
                                                                  $    2,257,464
                                                                  --------------
              Integrated Oil & Gas - 3.1%
     54,657   Chevron Corp.                                       $    4,916,944
     50,766   Occidental Petroleum Corp.                               3,432,289
                                                                  --------------
                                                                  $    8,349,233
                                                                  --------------
              Oil & Gas Exploration &
              Production - 1.5%
     80,721   Anadarko Petroleum Corp.                            $    3,921,426
                                                                  --------------
              Oil & Gas Refining &
              Marketing - 2.4%
     75,077   Marathon Petroleum Corp.*                           $    3,891,992
     31,623   Phillips 66                                              2,586,761
                                                                  --------------
                                                                  $    6,478,753
                                                                  --------------
              Total Energy                                        $   24,514,829
                                                                  --------------
              Materials - 9.3%
              Diversified Chemicals - 1.2%
     24,066   EI du Pont de Nemours & Co.                         $    1,602,796
     31,490   The Dow Chemical Co.                                     1,621,105
                                                                  --------------
                                                                  $    3,223,901
                                                                  --------------
              Fertilizers & Agricultural
              Chemicals - 1.3%
     45,213   Syngenta AG (A.D.R.)                                $    3,559,619
                                                                  --------------
              Specialty Chemicals - 5.6%
     20,721   Celanese Corp.                                      $    1,395,145
        840   Givaudan SA                                              1,528,111
     33,606   Johnson Matthey Plc                                      1,315,794
    131,248   The Valspar Corp.                                       10,887,025
                                                                  --------------
                                                                  $   15,126,075
                                                                  --------------
              Diversified Metals &
              Mining - 1.2%
     43,794   Compass Minerals International, Inc.                $    3,296,374
                                                                  --------------
              Total Materials                                     $   25,205,969
                                                                  --------------
              Capital Goods - 5.7%
              Aerospace & Defense - 0.7%
     15,867   Raytheon Co.                                        $    1,975,918
                                                                  --------------
              Industrial Conglomerates - 2.2%
    188,002   General Electric Co.                                $    5,856,262
                                                                  --------------
              Industrial Machinery - 2.2%
     58,880   Ingersoll-Rand Plc                                  $    3,255,475
     95,518   The Gorman-Rupp Co.                                      2,553,196
                                                                  --------------
                                                                  $    5,808,671
                                                                  --------------
              Trading Companies &
              Distributors - 0.6%
     31,936   Wolseley Plc                                        $    1,737,017
                                                                  --------------
              Total Capital Goods                                 $   15,377,868
                                                                  --------------
              Commercial Services &
              Supplies - 2.1%
              Office Services &
              Supplies - 0.5%
     32,631   MSA Safety, Inc.                                    $    1,418,470
                                                                  --------------
              Diversified Support
              Services - 1.2%
     51,503   G&K Services, Inc.                                  $    3,239,539
                                                                  --------------
              Human Resource &
              Employment Services - 0.4%
     16,493   Randstad Holding NV                                 $    1,030,206
                                                                  --------------
              Total Commercial Services
              & Supplies                                          $    5,688,215
                                                                  --------------
              Transportation - 1.1%
              Railroads - 1.1%
     17,985   Norfolk Southern Corp.                              $    1,521,351
     17,471   Union Pacific Corp.                                      1,366,232
                                                                  --------------
                                                                  $    2,887,583
                                                                  --------------
              Total Transportation                                $    2,887,583
                                                                  --------------
              Automobiles &
              Components - 0.9%
              Auto Parts & Equipment - 0.3%
     20,216   BorgWarner, Inc.                                    $      873,938
                                                                  --------------
              Automobile
              Manufacturers - 0.6%
     42,670   General Motors Co.                                  $    1,451,207
                                                                  --------------
              Total Automobiles &
              Components                                          $    2,325,145
                                                                  --------------
              Consumer Durables &
              Apparel - 0.6%
              Household Appliances - 0.6%
     66,127   Electrolux AB                                       $    1,604,690
                                                                  --------------
              Total Consumer Durables
              & Apparel                                           $    1,604,690
                                                                  --------------
              Consumer Services - 4.4%
              Hotels, Resorts &
              Cruise Lines - 1.7%
    107,164   InterContinental Hotels Group Plc                   $    4,197,430
     11,620   InterContinental Hotels Group
              Plc (A.D.R.)                                               450,159
                                                                  --------------
                                                                  $    4,647,589
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
              Leisure Facilities - 2.3%
    110,892   Cedar Fair LP                                       $    6,192,209
                                                                  --------------
              Restaurants - 0.4%
      8,842   Cracker Barrel Old Country Store, Inc.              $    1,121,431
                                                                  --------------
              Total Consumer Services                             $   11,961,229
                                                                  --------------
              Media - 2.7%
              Broadcasting - 1.4%
     51,565   CBS Corp. (Class B)                                 $    2,430,258
     23,930   Scripps Networks Interactive, Inc.                       1,321,175
                                                                  --------------
                                                                  $    3,751,433
                                                                  --------------
              Movies & Entertainment - 0.6%
     91,416   Regal Entertainment Group                           $    1,725,020
                                                                  --------------
              Publishing - 0.7%
     15,281   John Wiley & Sons, Inc. (Class A)                   $      688,103
     24,818   Meredith Corp.                                           1,073,378
                                                                  --------------
                                                                  $    1,761,481
                                                                  --------------
              Total Media                                         $    7,237,934
                                                                  --------------
              Retailing - 0.7%
              General Merchandise
              Stores - 0.7%
     26,421   Target Corp.                                        $    1,918,429
                                                                  --------------
              Total Retailing                                     $    1,918,429
                                                                  --------------
              Food, Beverage &
              Tobacco - 14.0%
              Soft Drinks - 3.2%
     64,757   Dr. Pepper Snapple Group, Inc.                      $    6,035,352
     58,770   The Coca-Cola Co.                                        2,524,759
                                                                  --------------
                                                                  $    8,560,111
                                                                  --------------
              Packaged Foods &
              Meats - 10.8%
      5,216   Calavo Growers, Inc.                                $      255,584
     81,148   Campbell Soup Co.                                        4,264,327
     24,130   General Mills, Inc.                                      1,391,336
     13,424   John B Sanfilippo & Son, Inc.                              725,299
     61,608   Kellogg Co.                                              4,452,410
     17,717   McCormick & Co., Inc.                                    1,515,867
     40,580   Mead Johnson Nutrition Co.                               3,203,791
    140,422   Mondelez International, Inc.                             6,296,522
     91,906   Pinnacle Foods, Inc.                                     3,902,329
     36,425   The Hershey Co.                                          3,251,660
                                                                  --------------
                                                                  $   29,259,125
                                                                  --------------
              Total Food, Beverage & Tobacco                      $   37,819,236
                                                                  --------------
              Household & Personal
              Products - 1.1%
              Household Products - 1.1%
     23,692   The Clorox Co.                                      $    3,004,856
                                                                  --------------
              Total Household & Personal
              Products                                            $    3,004,856
                                                                  --------------
              Health Care Equipment &
              Services - 5.1%
              Health Care Equipment - 3.9%
     21,735   Abbott Laboratories                                 $      976,119
     40,996   Becton Dickinson and Co.                                 6,317,074
    179,978   Smith & Nephew Plc                                       3,203,804
                                                                  --------------
                                                                  $   10,496,997
                                                                  --------------
              Health Care Distributors - 1.2%
     89,333   Owens & Minor, Inc.                                 $    3,214,201
                                                                  --------------
              Total Health Care Equipment
              & Services                                          $   13,711,198
                                                                  --------------
              Pharmaceuticals,
              Biotechnology &
              Life Sciences - 7.4%
              Biotechnology - 0.8%
      8,809   Amgen, Inc.                                         $    1,429,965
     18,123   Baxalta, Inc.                                              707,341
                                                                  --------------
                                                                  $    2,137,306
                                                                  --------------
              Pharmaceuticals - 6.6%
     56,832   AstraZeneca Plc (A.D.R.)                            $    1,929,446
     28,565   Eli Lilly & Co.                                          2,406,887
     90,455   GlaxoSmithKline Plc (A.D.R.)                             3,649,859
     13,181   Johnson & Johnson                                        1,353,952
     81,711   Merck & Co., Inc.                                        4,315,975
     87,225   Zoetis, Inc.                                             4,179,822
                                                                  --------------
                                                                  $   17,835,941
                                                                  --------------

              Total Pharmaceuticals,
              Biotechnology & Life Sciences                       $   19,973,247
                                                                  --------------
              Banks - 4.2%
              Diversified Banks - 3.7%
    186,623   Bank of America Corp.                               $    3,140,865
     54,353   US Bancorp                                               2,319,243
     81,817   Wells Fargo & Co.                                        4,447,572
                                                                  --------------
                                                                  $    9,907,680
                                                                  --------------
              Regional Banks - 0.5%
     53,447   Citizens Financial Group, Inc.                      $    1,399,777
                                                                  --------------
              Total Banks                                         $   11,307,457
                                                                  --------------
              Diversified Financials - 3.6%
              Consumer Finance - 0.9%
     36,234   American Express Co.                                $    2,520,075
                                                                  --------------
              Asset Management &
              Custody Banks - 2.2%
     10,925   Northern Trust Corp.                                $      787,583
     76,823   State Street Corp.                                       5,097,974
                                                                  --------------
                                                                  $    5,885,557
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
              Investment Banking &
              Brokerage - 0.5%
     40,815   Morgan Stanley Co.                                  $    1,298,325
                                                                  --------------
              Total Diversified Financials                        $    9,703,957
                                                                  --------------
              Insurance - 7.3%
              Life & Health Insurance - 1.0%
     51,152   Lincoln National Corp.                              $    2,570,900
                                                                  --------------
              Multi-line Insurance - 1.0%
     62,678   The Hartford Financial Services
              Group, Inc.                                         $    2,723,986
                                                                  --------------
              Property & Casualty
              Insurance - 5.3%
     61,363   The Chubb Corp.                                     $    8,139,188
     49,094   The Progressive Corp.                                    1,561,189
     40,816   The Travelers Companies, Inc.                            4,606,494
                                                                  --------------
                                                                  $   14,306,871
                                                                  --------------
              Total Insurance                                     $   19,601,757
                                                                  --------------
              Real Estate - 3.5%
              Office REIT - 1.7%
     27,079   Alexandria Real Estate Equities, Inc.               $    2,446,858
     96,052   BioMed Realty Trust, Inc.                                2,275,472
                                                                  --------------
                                                                  $    4,722,330
                                                                  --------------
              Residential REIT - 0.7%
     23,833   Camden Property Trust                               $    1,829,421
                                                                  --------------
              Retail REIT - 0.6%
     60,963   Kimco Realty Corp.                                  $    1,613,081
                                                                  --------------
              Specialized REIT - 0.5%
     61,486   Outfront Media, Inc.                                $    1,342,239
                                                                  --------------
              Total Real Estate                                   $    9,507,071
                                                                  --------------
              Software & Services - 0.7%
              IT Consulting & Other
              Services - 0.7%
     19,098   Accenture Plc                                       $    1,995,741
                                                                  --------------
              Total Software & Services                           $    1,995,741
                                                                  --------------
              Semiconductors &
              Semiconductor
              Equipment - 4.6%
              Semiconductor
              Equipment - 0.3%
     14,767   Cabot Microelectronics Corp.*                       $      646,499
                                                                  --------------
              Semiconductors - 4.3%
     19,537   Intel Corp.                                         $      673,050
     51,216   Linear Technology Corp.                                  2,175,144
     96,019   Microchip Technology, Inc.                               4,468,724
    131,499   NVIDIA Corp.                                             4,334,207
                                                                  --------------
                                                                  $   11,651,125
                                                                  --------------
              Total Semiconductors &
              Semiconductor Equipment                             $   12,297,624
                                                                  --------------
              Telecommunication
              Services - 0.7%
              Integrated Telecommunication
              Services - 0.7%
     45,321   AT&T, Inc.                                          $    1,559,496
      8,144   Verizon Communications, Inc.                               376,416
                                                                  --------------
                                                                  $    1,935,912
                                                                  --------------
              Total Telecommunication
              Services                                            $    1,935,912
                                                                  --------------
              Utilities - 10.9%
              Electric Utilities - 4.3%
     65,584   American Electric Power Co., Inc.                   $    3,821,580
     63,805   Eversource Energy                                        3,258,521
     16,890   NextEra Energy, Inc.*                                    1,754,702
     17,713   The Empire District Electric Co.                           497,204
     50,460   Westar Energy, Inc.                                      2,140,009
                                                                  --------------
                                                                  $   11,472,016
                                                                  --------------
              Gas Utilities - 1.8%
     71,327   National Fuel Gas Co.                               $    3,049,229
     99,484   Questar Corp.                                            1,937,948
                                                                  --------------
                                                                  $    4,987,177
                                                                  --------------
              Multi-Utilities - 4.8%
     80,905   Alliant Energy Corp.                                $    5,052,517
     90,921   Ameren Corp.                                             3,930,515
     62,219   Consolidated Edison, Inc.                                3,998,815
                                                                  --------------
                                                                  $   12,981,847
                                                                  --------------
              Total Utilities                                     $   29,441,040
                                                                  --------------
              TOTAL COMMON STOCKS
              (Cost $221,787,910)                                 $  269,020,987
                                                                  --------------
              TOTAL INVESTMENT IN
              SECURITIES - 99.7%
              (Cost $221,787,910) (a)                             $  269,020,987
                                                                  --------------
              OTHER ASSETS &
              LIABILITIES - 0.3%                                  $      830,890
                                                                  --------------
              TOTAL NET ASSETS - 100.0%                           $  269,851,877
                                                                  ==============

*           Non-income producing security.

(A.D.R.)    American Depositary Receipts.

REIT        Real Estate Investment Trust.

(a) At December 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $220,088,479 was as follows:

              Aggregate gross unrealized appreciation for all
              investments in which there is an excess of value
              over tax cost                                       $   58,470,226

              Aggregate gross unrealized depreciation for all
              investments in which there is an excess of tax
              cost over value                                         (9,537,718)
                                                                  --------------

              Net unrealized appreciation                         $   48,932,508
                                                                  ==============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2015 aggregated to $151,061,627 and $133,151,062, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2015, in valuing the Portfolio's investments:

                                 Level 1      Level 2    Level 3        Total
Common Stocks                 $269,020,987    $    --    $    --    $269,020,987
                              ------------    -------    -------    ------------
  Total                       $269,020,987    $    --    $    --    $269,020,987
                              ============    =======    =======    ============

During the year ended December 31, 2015, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Portfolio's assets and liabilities as of December 31, 2015:

                                 Level 1      Level 2    Level 3        Total
Assets:
Foreign currencies, at value     $    --      $     8    $    --        $   8
                                 -------      -------    -------        -----
  Total                          $    --      $     8    $    --        $   8
                                 =======      =======    =======        =====

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                              12/31/15     12/31/14     12/31/13     12/31/12     12/31/11
Class I
Net asset value, beginning of period                         $ 29.70      $ 27.04      $ 21.48      $ 20.26      $ 19.57
                                                             -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.63(a)   $  0.92      $  0.64      $  0.94      $  0.55
    Net realized and unrealized gain (loss) on investments     (0.47)        2.58         5.55         1.13         0.62
                                                             -------      -------      -------      -------      -------
       Net increase (decrease) from investment operations    $  0.16      $  3.50      $  6.19      $  2.07      $  1.17
                                                             -------      -------      -------      -------      -------
Distribution to shareowners:
    Net investment income                                    $ (0.58)     $ (0.84)     $ (0.63)     $ (0.85)     $ (0.48)
    Net realized gain                                          (1.10)          --           --           --           --
                                                             -------      -------      -------      -------      -------
Total distributions                                          $ (1.68)     $ (0.84)     $ (0.63)     $ (0.85)     $ (0.48)
                                                             -------      -------      -------      -------      -------
       Net increase (decrease) in net asset value            $ (1.52)     $  2.66      $  5.56      $  1.22      $  0.69
                                                             -------      -------      -------      -------      -------
Net asset value, end of period                               $ 28.18      $ 29.70      $ 27.04      $ 21.48      $ 20.26
                                                             =======      =======      =======      =======      =======
Total return*                                                   0.50%(c)    13.07%       29.10%       10.30%        6.03%
Ratio of net expenses to average net assets (b)                 0.72%        0.72%        0.72%        0.75%        0.75%
Ratio of net investment income (loss) to average net assets     2.18%        3.10%        2.47%        4.10%        2.58%
Portfolio turnover rate                                           51%          38%          22%          47%          34%
Net assets, end of period (in thousands)                     $84,694      $97,610      $96,986      $85,168      $91,876

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00%, and 0.00%, respectively.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.42%.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                            Year Ended     Year Ended   Year Ended  Year Ended  Year Ended
                                                             12/31/15       12/31/14     12/31/13    12/31/12    12/31/11
Class II
Net asset value, beginning of period                         $  29.87       $  27.20     $  21.60    $ 20.39     $ 19.68
                                                             --------       --------     --------    -------     -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $   0.57(a)    $   0.78     $   0.49    $  0.68     $  0.48
    Net realized and unrealized gain (loss) on investments      (0.49)          2.66         5.68       1.34        0.64
                                                             --------       --------     --------    -------     -------
       Net increase (decrease) from investment operations    $   0.08       $   3.44     $   6.17    $  2.02     $  1.12
                                                             --------       --------     --------    -------     -------
Distribution to shareowners:
    Net investment income                                    $  (0.52)      $  (0.77)    $  (0.57)   $ (0.81)    $ (0.41)
    Net realized gain                                           (1.10)            --           --         --          --
                                                             --------       --------     --------    -------     -------
Total distributions                                          $  (1.62)      $  (0.77)    $  (0.57)   $ (0.81)    $ (0.41)
                                                             --------       --------     --------    -------     -------
       Net increase (decrease) in net asset value            $  (1.54)      $   2.67     $   5.60    $  1.21     $  0.71
                                                             --------       --------     --------    -------     -------
Net asset value, end of period                               $  28.33       $  29.87     $  27.20    $ 21.60     $ 20.39
                                                             ========       ========     ========    =======     =======
Total return*                                                    0.22%(c)      12.77%       28.83%      9.97%       5.77%
Ratio of net expenses to average net assets (b)                  0.97%          0.97%        0.97%      1.00%       1.00%
Ratio of net investment income (loss) to average net assets      1.95%          2.84%        2.23%      3.80%       2.34%
Portfolio turnover rate                                            51%            38%          22%        47%         34%
Net assets, end of period (in thousands)                     $185,158       $162,865     $134,979    $83,657     $57,460

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00%, and 0.00%, respectively.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.18%

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND  LIABILITIES 12/31/15
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $221,787,910)                                    $269,020,987
  Cash                                                                                 668,107
  Foreign currency (cost $9)                                                                 8
  Receivables --
     Portfolio shares sold                                                             292,379
     Dividends                                                                         554,604
                                                                                  ------------
        Total assets                                                              $270,536,085
                                                                                  ------------
LIABILITIES:
  Payables --
    Investment securities purchased                                               $    586,595
    Portfolio shares repurchased                                                        40,539
  Due to affiliates                                                                     11,970
  Accrued expenses                                                                      45,104
                                                                                  ------------
        Total liabilities                                                         $    684,208
                                                                                  ------------
NET ASSETS:
  Paid-in capital                                                                 $204,555,328
  Undistributed net investment income                                                2,442,347
  Accumulated net realized gain on investments and foreign currency transactions    15,633,766
  Net unrealized appreciation on investments                                        47,233,077
  Net unrealized depreciation on foreign currency transactions                         (12,641)
                                                                                  ------------
        Total net assets                                                          $269,851,877
                                                                                  ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $84,693,752/3,005,978 shares)                                 $      28.18
                                                                                  ------------
  Class II (based on $185,158,125/6,535,756 shares)                               $      28.33
                                                                                  ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
  For the Year Ended 12/31/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $22,173)                         $   7,694,914
  Interest                                                                               695
                                                                               -------------
        Total investment income                                                                $   7,695,609
                                                                                               -------------
EXPENSES:
  Management fees                                                              $   1,716,889
  Transfer agent fees
     Class I                                                                           1,275
     Class II                                                                          1,275
  Distribution fees
     Class II                                                                        434,595
  Administrative expense                                                              87,957
  Custodian fees                                                                      14,710
  Professional fees                                                                   46,193
  Printing expense                                                                    22,123
  Fees and expenses of nonaffiliated Trustees                                          8,468
  Miscellaneous                                                                        7,008
                                                                               -------------
     Total expenses                                                                            $   2,340,493
                                                                                               -------------
        Net investment income                                                                  $   5,355,116
                                                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTIONS AND OTHER ASSETS AND LIABILITIES DENOMINATED
IN FOREIGN CURRENCIES:
  Net realized gain (loss) on:
     Investments                                                               $  16,172,656
     Class actions                                                                   114,941
     Other assets and liabilities denominated in foreign currencies                  (19,747)  $  16,267,850
                                                                               -------------   -------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                               $ (20,446,308)
     Other assets and liabilities denominated in foreign currencies                    2,075   $ (20,444,233)
                                                                               -------------   -------------
  Net realized and unrealized gain (loss) on investments and other assets and
     liabilities denominated in foreign currencies                                             $  (4,176,383)
                                                                                               -------------
  Net increase in net assets resulting from operations                                         $   1,178,733
                                                                                               =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    Year Ended     Year Ended
                                                                                     12/31/15       12/31/14
FROM OPERATIONS:
Net investment income (loss)                                                      $   5,355,116   $  7,079,565
Net realized gain (loss) on investments, Class actions and other assets and
  liabilities denominated in foreign currencies                                      16,267,850     18,330,957
Change in net unrealized appreciation (depreciation) on investments and other
  assets and liabilities denominated in foreign currencies                          (20,444,233)     4,018,712
                                                                                  -------------   ------------
      Net increase in net assets resulting from operations                        $   1,178,733   $ 29,429,234
                                                                                  -------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.58 and $0.84 per share, respectively)                           $  (1,773,259)  $ (2,828,298)
      Class II ($0.52 and $0.77 per share, respectively)                             (3,121,336)    (3,972,435)
Net realized gain:
      Class I ($1.10 and $0.00 per share, respectively)                              (3,344,176)            --
      Class II ($1.10 and $0.00 per share, respectively)                             (6,387,532)            --
                                                                                  -------------   ------------
         Total distributions to shareowners                                       $ (14,626,303)  $ (6,800,733)
                                                                                  -------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $  61,775,813   $ 51,445,464
Reinvestment of distributions                                                        14,626,303      6,800,733
Cost of shares repurchased                                                          (53,577,444)   (52,364,907)
                                                                                  -------------   ------------
      Net increase in net assets resulting from
         Portfolio share transactions                                             $  22,824,672   $  5,881,290
                                                                                  -------------   ------------
      Net increase in net assets                                                  $   9,377,102   $ 28,509,791
NET ASSETS:
Beginning of year                                                                 $ 260,474,775   $231,964,984
                                                                                  -------------   ------------
End of year                                                                       $ 269,851,877   $260,474,775
                                                                                  =============   ============
Undistributed net investment income                                               $   2,442,347   $  2,186,650
                                                                                  =============   ============

                                             Year Ended       Year Ended         Year Ended        Year Ended
                                              12/31/15         12/31/15           12/31/14          12/31/14
                                               Shares           Amount             Shares            Amount
CLASS I
Shares sold                                    126,912       $  3,702,993           180,485       $  5,071,153
Reinvestment of distributions                  178,333          5,117,435            98,407          2,828,298
Less shares repurchased                       (585,357)       (17,074,089)         (579,162)       (16,233,167)
                                            ----------       ------------        ----------       ------------
   Net decrease                               (280,112)      $ (8,253,661)         (300,270)      $ (8,333,716)
                                            ==========       ============        ==========       ============
CLASS II
Shares sold                                  1,999,774       $ 58,072,820         1,640,464       $ 46,374,311
Reinvestment of distributions                  329,654          9,508,868           137,300          3,972,435
Less shares repurchased                     (1,245,638)       (36,503,355)       (1,288,960)       (36,131,740)
                                            ----------       ------------        ----------       ------------
   Net increase                              1,083,790       $ 31,078,333           488,804       $ 14,215,006
                                            ==========       ============        ==========       ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

     news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2015, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2015, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2015, the Portfolio reclassified $204,824 to decrease undistributed net investment income and $204,824 to increase accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014, and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2015, were as follows:

--------------------------------------------------------------------------------
                                                   2015                  2014
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                 $ 4,894,595           $6,800,733
Long-term capital gain                            9,731,708                   --
                                                -----------           ----------
   Total distributions                          $14,626,303           $6,800,733
                                                ===========           ==========
Distributable Earnings
(Accumulated Losses):
Undistributed long-term
   capital gain                                 $16,376,682
Net unrealized appreciation                      48,919,867
                                                -----------
   Total                                        $65,296,549
                                                ===========

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax-basis adjustment on partnerships, REITs and other holdings.

D.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the Portfolio's transfer agent, for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-ofpocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to
18

 Pioneer Equity Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST

     each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Portfolio at a later date, and at a specific price, which is typically higher than the purchase price paid by the Portfolio. The securities purchased serve as the Portfolio's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Portfolio is entitled to sell the securities, but the Portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss to the Portfolio. Additionally, if the counterparty becomes insolvent, there is some risk that the Portfolio will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended December 31, 2015, the Portfolio had no open repurchase agreements.

G.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended December 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,360 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2015.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $46 in transfer agent fees payable to the transfer agent at December 31, 2015.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Portfolio at negotiated rates.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,564 in distribution fees payable to PFD at December 31, 2015.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Equity Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Equity Income VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio as of December 31, 2015, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2016

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PIM, the Portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Portfolio's current investment advisory agreement with PIM to terminate. Accordingly, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Equity Income VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2015 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2015, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment Portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM  OF OFFICE AND                                                   OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Thomas J. Perna (65)        Trustee since 2006.    Private investor (2004 - 2008 and 2013 -       Director, Broadridge Financial
Chairman of the Board and   Serves until a         present); Chairman (2008 - 2013) and Chief     Solutions, Inc. (investor
Trustee                     successor trustee is   Executive Officer (2008 - 2012), Quadriserv,   communications and securities
                            elected or earlier     Inc. (technology products for securities       processing provider for financial
                            retirement or          lending industry); and Senior Executive Vice   services industry) (2009 -
                            removal.               President, The Bank of New York (financial     present); Director, Quadriserv,
                                                   and securities services) (1986 - 2004)         Inc. (2005 - 2013); and
                                                                                                  Commissioner, New Jersey State
                                                                                                  Civil Service Commission (2011 -
                                                                                                  present)
====================================================================================================================================
David R. Bock (72)          Trustee since 2005.    Managing Partner, Federal City Capital         Director of New York Mortgage
Trustee                     Serves until a         Advisors (corporate advisory services          Trust (publicly-traded mortgage
                            successor trustee is   company) (1997 - 2004 and 2008 - present);     REIT) (2004 - 2009, 2012 -
                            elected or earlier     Interim Chief Executive Officer, Oxford        present); Director of The Swiss
                            retirement or          Analytica, Inc. (privately held research and   Helvetia Fund, Inc. (closed-end
                            removal.               consulting company) (2010); Executive Vice     fund) (2010 - present); Director
                                                   President and Chief Financial Officer,         of Oxford Analytica, Inc. (2008 -
                                                   I-trax, Inc. (publicly traded health care      present); and Director of
                                                   services company) (2004 - 2007); and           Enterprise Community Investment,
                                                   Executive Vice President and Chief Financial   Inc. (privately-held affordable
                                                   Officer, Pedestal Inc. (internet-based         housing finance company) (1985 -
                                                   mortgage trading company) (2000 - 2002);       2010);
                                                   Private Consultant (1995 - 1997); Managing
                                                   Director, Lehman Brothers (1992 - 1995); and
                                                   Executive, The World Bank (1979 - 1992)
====================================================================================================================================
Benjamin M. Friedman (71)   Trustee since 2008.    William Joseph Maier Professor of Political    Trustee, Mellon Institutional
Trustee                     Serves until a         Economy, Harvard University (1972 - present)   Funds Investment Trust and Mellon
                            successor trustee is                                                  Institutional Funds Master
                            elected or earlier                                                    Portfolio (oversaw 17 portfolios
                            retirement or                                                         in fund complex) (1989 - 2008)
                            removal.
====================================================================================================================================

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                            HELD BY TRUSTEE
Margaret B.W. Graham (68)   Trustee since 2000.    Founding Director, Vice President and           None
Trustee                     Serves until a         Corporate Secretary, The Winthrop Group,
                            successor trustee is   Inc. (consulting firm) (1982 - present);
                            elected or earlier     Desautels Faculty of Management, McGill
                            retirement or          University (1999 - present); and Manager of
                            removal.               Research Operations and Organizational
                                                   Learning, Xerox PARC, Xerox's advance
                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (67)    Trustee since 1995.    President and Chief Executive Officer,          Director of New America High
Trustee                     Serves until a         Newbury, Piret & Company, Inc. (investment      Income Fund, Inc. (closed-end
                            successor trustee is   banking firm) (1981 - present)                  investment company) (2004 -
                            elected or earlier                                                     present); and Member, Board of
                            retirement or                                                          Governors, Investment Company
                            removal.                                                               Institute (2000 - 2006)
====================================================================================================================================
Fred J. Ricciardi (68)      Trustee since 2014.    Consultant (investment company services)        None
Trustee                     Serves until a         (2012 - present); Executive Vice President,
                            successor trustee is   BNY Mellon (financial and investment company
                            elected or earlier     services) (1969 - 2012); Director, BNY
                            retirement or          International Financing Corp. (financial
                            removal.               services) (2002 - 2012); and Director,
                                                   Mellon Overseas Investment Corp. (financial
                                                   services) (2009 - 2012)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Kenneth J. Taubes (57)*      Trustee since 2014.    Director and Executive Vice President (since   None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S.
                             successor trustee      (since 2010) of PIM-USA; Executive Vice
                             is elected or          President and Chief Investment Officer, U.S.
                             earlier retirement     of Pioneer (since 2008); Executive Vice
                             or removal.            President of Pioneer Institutional Asset
                                                    Management, Inc. (since 2009); and Portfolio
                                                    Manager of Pioneer (since 1999)
====================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Lorraine H. Monchak (59)**   Advisory Trustee       Chief Investment Officer, 1199 SEIU Funds      Trustee of Pioneer closed-end
Advisory Trustee             since 2014.            (healthcare workers union pension funds)       investment companies (5
                                                    (2001 - present); Vice President -             portfolios) (Sept. 2015-present)
                                                    International Investments Group, American
                                                    International Group, Inc. (insurance company)
                                                    (1993 - 2001); Vice President Corporate
                                                    Finance and Treasury Group, Citibank,
                                                    N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                    President - Asset/Liability Management Group,
                                                    Federal Farm Funding Corporation
                                                    (government-sponsored issuer of debt
                                                    securities) (1988 - 1990); Mortgage
                                                    Strategies Group, Shearson Lehman Hutton,
                                                    Inc. (investment bank) (1987 - 1988); and
                                                    Mortgage Strategies Group, Drexel Burnham
                                                    Lambert, Ltd. (investment bank) (1986 - 1987)
====================================================================================================================================

**   Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM  OF OFFICE AND                                                   OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Lisa M. Jones (53)           Since 2014. Serves     Chair, Director, CEO and President of          Trustee of Pioneer closed-end
President and Chief          at the discretion of   Pioneer Investment Management USA Inc.         investment companies (5
Executive Officer            the Board.             ("PIM-USA") (since September 2014); Chair,     portfolios) (Sept. 2015-present)
                                                    Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September
                                                    2014); Chair, Director and CEO of Pioneer
                                                    Funds Distributor, Inc. (since September
                                                    2014); Chair, Director, CEO and President of
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since September 2014); and Chair, Director,
                                                    President and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan
                                                    Stanley Investment Management (2010 - 2013);
                                                    and Director of Institutional Business, CEO
                                                    of International, Eaton Vance Management
                                                    (2005 - 2010)
====================================================================================================================================
Christopher J. Kelley (51)   Since 2003. Serves     Vice President and Associate General Counsel   None
Secretary and Chief Legal    at the discretion of   of Pioneer since January 2008; Secretary and
Officer                      the Board.             Chief Legal Officer of all of the Pioneer
                                                    Funds since June 2010; Assistant Secretary
                                                    of all of the Pioneer Funds from September
                                                    2003 to May 2010; and Vice President and
                                                    Senior Counsel of Pioneer from July 2002 to
                                                    December 2007
====================================================================================================================================
Carol B. Hannigan (54)       Since 2010. Serves     Fund Governance Director of Pioneer since      None
Assistant Secretary          at the discretion of   December 2006 and Assistant Secretary of all
                             the Board.             the Pioneer Funds since June 2010; Manager -
                                                    Fund Governance of Pioneer from December
                                                    2003 to November 2006; and Senior Paralegal
                                                    of Pioneer from January 2000 to November
                                                    2003
====================================================================================================================================

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Thomas Reyes (53)            Since 2010. Serves     Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary          at the discretion of   Assistant Secretary of all the Pioneer Funds
                             the Board.             since June 2010; and Counsel of Pioneer from
                                                    June 2007 to May 2013
====================================================================================================================================
Mark E. Bradley (56)         Since 2008. Serves     Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief          at the discretion of   Treasurer of all of the Pioneer Funds since
Financial and Accounting     the Board.             March 2008; Deputy Treasurer of Pioneer from
Officer                                             March 2004 to February 2008; and Assistant
                                                    Treasurer of all of the Pioneer Funds from
                                                    March 2004 to February 2008
====================================================================================================================================
Luis I. Presutti (50)        Since 2000. Serves     Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer          at the discretion of   Assistant Treasurer of all of the Pioneer
                             the Board.             Funds
====================================================================================================================================
Gary Sullivan (57)           Since 2002. Serves     Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer          at the discretion of   Pioneer; and Assistant Treasurer of all of
                             the Board.             the Pioneer Funds
====================================================================================================================================
David F. Johnson (36)        Since 2009. Serves     Fund Administration Manager - Fund Treasury    None
Assistant Treasurer          at the discretion of   of Pioneer since November 2008; Assistant
                             the Board.             Treasurer of all of the Pioneer Funds since
                                                    January 2009; and Client Service Manager -
                                                    Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
====================================================================================================================================
Jean M. Bradley (63)         Since 2010. Serves     Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer     at the discretion of   all the Pioneer Funds since March 2010;
                             the Board.             Chief Compliance Officer of Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Pioneer since October 2005;
                                                    and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003
                                                    to October 2005
====================================================================================================================================
Kelly O'Donnell (44)         Since 2006. Serves     Director - Transfer Agency Compliance of       None
Anti-Money Laundering        at the discretion of   Pioneer and Anti-Money Laundering Officer of
Officer                      the Board.             all the Pioneer Funds since 2006
====================================================================================================================================

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18648-10-0216

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Fund VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        11

  Notes to Financial Statements                                               16

  Report of Independent Registered Public Accounting Firm                     19

  Approval of Investment Advisory Agreement                                   21

  Trustees, Officers and Service Providers                                    24

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/15
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         97.2%
International Common Stocks                                                 1.8%
Depositary Receipts for International Stocks                                1.0%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 19.9%
Information Technology                                                     19.2%
Health Care                                                                18.4%
Consumer Discretionary                                                     10.6%
Consumer Staples                                                           10.6%
Industrials                                                                 8.4%
Energy                                                                      6.0%
Materials                                                                   3.5%
Utilities                                                                   3.4%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
 1. Microsoft Corp.                                                        4.69%
--------------------------------------------------------------------------------
 2. Chevron Corp.                                                          3.38
--------------------------------------------------------------------------------
 3. General Electric Co.                                                   3.34
--------------------------------------------------------------------------------
 4. Bank of America Corp.                                                  3.18
--------------------------------------------------------------------------------
 5. Alphabet, Inc.                                                         3.14
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                        12/31/15               12/31/14
     Class I                                      $19.75                 $26.84
     Class II                                     $19.79                 $26.89

                                Net
Distributions per Share         Investment       Short-Term        Long-Term
(1/1/15 - 12/31/15)             Income           Capital Gains     Capital Gains
     Class I                    $0.2573          $0.0207           $6.9896
     Class II                   $0.1943          $0.0207           $6.9896

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor's 500 Index (the S&P
500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   Pioneer Fund VCT        Pioneer Fund VCT
                   Portfolio, Class I      Portfolio, Class II     S&P 500 Index
12/05              $10,000                 $10,000                 $10,000
12/06              $11,663                 $11,635                 $11,578
12/07              $12,245                 $12,202                 $12,214
12/08              $ 8,049                 $ 8,002                 $ 7,696
12/09              $10,077                 $ 9,996                 $ 9,733
12/10              $11,692                 $11,567                 $11,201
12/11              $11,189                 $11,041                 $11,435
12/12              $12,335                 $12,140                 $13,263
12/13              $16,441                 $16,144                 $17,557
12/14              $18,255                 $17,884                 $19,956
12/15              $18,243                 $17,818                 $20,234

The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2015)
--------------------------------------------------------------------------------
                        Class I             Class II               S&P 500 Index
--------------------------------------------------------------------------------
10 Years                 6.20%                5.95%                        7.30%
5 Years                  9.31%                9.02%                       12.55%
1 Year                  (0.06)%              (0.37)%                       1.39%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from July 1, 2015 through December 31, 2015.

Share Class                                                 I              II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                       $1,000.00      $1,000.00
Ending Account Value on 12/31/15                        $  991.47      $  990.36
Expenses Paid During Period*                            $    3.76      $    5.07

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.75% and 1.01% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2015 through December 31, 2015.

Share Class                                                 I              II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                       $1,000.00      $1,000.00
Ending Account Value on 12/31/15                        $1,021.42      $1,020.11
Expenses Paid During Period*                            $    3.82      $    5.14

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.75% and 1.01% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15
--------------------------------------------------------------------------------

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following discussion, John A. Carey and Jeff Kripke* discuss the market environment during the 12-month period ended December 31, 2015, and Pioneer
Fund VCT Portfolio's performance during the period. Mr. Carey, Executive Vice President and a portfolio manager at Pioneer, and Mr. Kripke, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Portfolio, along with Walter Hunnewell, Jr., a vice president and a portfolio manager at Pioneer.

Q: How would you describe the market environment for equities during the 12-month period ended December 31, 2015?

A: The domestic stock market ebbed and flowed during the 12-month period. Over the first half of the year, U.S. stocks, as measured by the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 1.23%. While that number was positive, it somewhat masked the underlying concerns that affected market activity, including a sharp drop in oil prices, which began plummeting around the middle of 2014 and never really stopped, save for a brief rally in the early part of 2015. Moreover, daily stories of geopolitical issues ranging from the Middle East and Africa to the Ukraine reminded investors of the ever-present risks arising from international tension and instability. Greece and its financial woes also kept the markets on edge about the long-term prospects for the euro zone, and the faltering economies of Brazil, Venezuela, and Argentina affected market sentiment about the emerging markets.

     In the second half of the year, market volatility increased significantly. The volatility was driven mainly by investors' concerns about slowing economic growth in China and the potential effects that would have on the global economy, the impact of falling commodity prices (oil resumed its downward spiral beginning around mid-June), and uncertainty surrounding the timing of a potential interest-rate hike by the U.S. Federal Reserve (the
     Fed). In August, more volatility arrived when the Chinese government devalued the nation's currency, the yuan, which raised the possibility of further global currency devaluations.

     Over the full 12-month period, the S&P 500 returned 1.39%. In December, however, the S&P 500 turned negative (-1.58%), a reflection of the increased market volatility over the final months of the year.

     Within the equity market, growth stocks significantly outperformed value stocks over the 12-month period, as investors gravitated toward stocks of companies that appeared able to achieve higher earnings in an economy expanding at only a moderate pace. As noted earlier, throughout the period there was a market expectation, finally fulfilled in December, that the Fed would raise short-term interest rates, and a resulting cautiousness towards stocks in sectors and industries felt to be vulnerable to higher rates, including utilities, real estate investment trusts (REITs), and industrials, among others. The strong U.S. dollar - strong to a degree because of the belief that rates were going higher - hampered business for many exporting companies, particularly machinery manufacturers and consumer-products makers.

* Effective July 1, 2015, Jeff Kripke, a senior vice president and a portfolio manager at Pioneer, was added to the Portfolio's management team.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     Finally, an intense fascination with the internet, online sales, biotech, and other "cutting-edge" enterprises drained investment dollars from more "old-line"-type businesses and led to quite strong performance by a select list of hyper-growth "stories;" and plodding, sluggish performance by many other stocks.

Q: How did the Portfolio perform in that environment during the 12-month period ended December 31, 2015?

A: Pioneer Fund VCT Portfolio's Class I shares returned -0.06% at net asset value during the 12-month period ended December 31, 2015, and Class II shares returned -0.37%, while the Portfolio's benchmark, the S&P 500 Index, returned 1.39%. During the same period, the average return of the 204 variable portfolios in Lipper's Large-Cap Core Underlying Funds category was -0.17%.

Q: What were the main reasons for the Portfolio's underperformance of the S&P 500 benchmark during the 12-month period ended December 31, 2015?

A: Stock selection results were the main factor in the Portfolio's underperformance of the benchmark during the 12-month period. In particular, stock selection in health care and consumer discretionary detracted the most from relative returns.

     In consumer discretionary, the main drag on the Portfolio's benchmark-relative results was not owning Amazon, a very strong performer during the period. Among holdings in the sector, media-related companies struggled the most, as shares of John Wiley & Sons, the largest Portfolio holding for much of the period, CBS, and Scripps Networks Interactive detracted from relative returns. John Wiley's performance suffered due to the strong U.S. dollar and corresponding weakness in foreign currencies, as the company generates half of its sales outside the U.S. In addition, cutbacks in university library budgets and the continued migration of textbooks from print to digital formats has hurt John Wiley's bottom line. The stock of media giant CBS declined in the wake of concerns about consumers canceling cable TV subscriptions and opting instead for streaming video-on-demand (known as "cord-cutting"), as well as market concerns about advertising rates.

     In health care, the Portfolio's position in Alder Biopharmaceuticals was the main detractor from relative returns in the sector. Political rhetoric about prescription drug pricing early in the U.S. Presidential campaign season and an overall slump in the biopharmaceutical industry combined to drag down Alder's stock price. Finally, in the financials sector, while overall stock selection results were positive, the Portfolio's holdings in the banking industry detracted from benchmark-relative performance, as the Fed's decision not to raise interest rates until near the end of the period had a negative effect on banks in general (banks tend to fare well in a rising-rate environment).

Q: Which factors or individual positions contributed to the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2015?

A: Asset allocation decisions were a positive contributor to relative returns during the period, led by Portfolio underweights to the struggling energy, telecommunication services, and utilities sectors. In addition, stock selection

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15                             (continued)
--------------------------------------------------------------------------------

     results in the information technology and energy sectors were solidly positive, while stock selection in financials, materials, and consumer staples also contributed to relative performance.

     Within information technology, the Portfolio's overweight positions (relative to the S&P 500) in Google (now known as Alphabet), Microsoft and Fiserv boosted relative results. In energy, not owning ExxonMobil, which struggled along with the rest of the sector, and good timing with our purchases and sales of Chevron's stock were the main contributors to relative returns (the Portfolio did not own Chevron when its stock price was down, but after we added it to the Portfolio, the shares rose in value).

     Other positions that contributed to the Portfolio's relative results during the period included insurer Chubb (financials), which received a takeover bid, and, in health care, medical-device company C.R. Bard, which performed well. Finally, the Portfolio's benchmark-relative returns benefited from not owning shares of Berkshire Hathaway (financials) or retail giant Wal-Mart (consumer staples), both of which underperformed during the 12-month period.

Q: Could you discuss some of the changes, if any, made in the Portfolio since the mid-summer additions to the Portfolio's management team?

A: We do not consider any of the transactions made in the Portfolio over the past few months to represent changes in process or investment philosophy, per se, but rather as a refocusing on the Portfolio's traditional investment style, featuring a strong emphasis on intense research and a bottom-up, value-oriented stock-picking process.

     The biggest adjustment since July is a narrowing in the number of names held, which has resulted in a more concentrated portfolio. The Portfolio, as of period end, held roughly 70 names, down from more than 90 names a few months ago.

     We have taken a somewhat more conservative, "up-in-quality" investment approach, given the current uncertainties in the markets and the global economy, with an increased focus on stocks of more established, dividend-paying* companies with solid managements, which are not as dependent on the state of the global economy. In managing the Portfolio, we seek to identify industry-leading companies with good fundamentals, sustainable earnings, and under-levered balance sheets that are generating free cash flow, and that have the potential for future growth. We also have reduced the number of international companies in the Portfolio due to the deeper economic uncertainties overseas and the diverging central-bank policies, as compared with the Fed's current policy course.

Q: Could you discuss some of the positions you bought and sold during the 12-month period ended December 31, 2015?

A: While energy companies have struggled mightily over the past year, there are some well-established, dividend-paying firms in the sector that we like, including Chevron (discussed earlier) and Schlumberger, and we added both names to the Portfolio during the period. The same goes for the utilities sector, where we added to the Portfolio's existing position in American Electric Power, another established company that fits our investment criteria. In health care, we added shares of Medtronic, which, like C.R. Bard, is a medical-device company. The medical-device industry has fared much better than expected

*    Dividends are not guaranteed.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     since the advent of the Affordable Care Act, and we have begun to focus the Portfolio's health care holdings in that area. Also in health care, we added Baxalta, a biopharmaceutical firm that subsequently received a takeover bid from Shire. Finally, in information technology, we increased the Portfolio's stakes in both Alphabet and Microsoft, which performed well during the period and are examples of the types of well-established companies with solid managements that we favor owning.

     As for sales during the period, we took down the Portfolio's weighting in health care due to concerns about drug pricing and other potential ramifications of increased political rhetoric. Sales in the sector included the aforementioned Alder Biopharmaceuticals, and health insurer Humana, which we sold due to concerns about increased government scrutiny of the company's proposed takeover by Aetna.

     In line with our theme of owning larger, established companies, we also sold positions in some smaller energy names such as Southwestern Energy, Marathon Oil, and Cabot Oil & Gas. In consumer discretionary, we eliminated the Portfolio's position in CBS and sold down the John Wiley position, due to the struggles experienced by both companies, which we discussed earlier.

Q: Did the Portfolio invest in any derivatives during the 12-month period ended December 31, 2015?

A:   No. The Portfolio had no exposure to derivatives during the period.

Q:   What is your outlook for 2016?

A: As we enter a new year, we find equity valuations to be fair, and perhaps even slightly undervalued. We believe the Fed, having increased short-term interest rates in December, will follow through on its apparent goal to enact a series of small rate hikes throughout the year. Once the Fed's interest-rate policies become clearer as the year progresses, we think the market should regain some of the momentum it lost over the final few months of 2015.

     There remain several concerns around the globe that could have a negative effect on market sentiment, including slowing economic growth in China, the continued depression of oil/commodity prices, and geopolitical unrest. In addition, with 2016 a Presidential election year in the U.S., the political rhetoric coming from the various candidates as well as the outcome of the election itself are factors that investors are likely to take into consideration.

     We believe the Portfolio is well positioned for a more volatile market environment, given our focus on owning what we believe are high-quality, large-cap stocks of companies with strong balance sheets, most of which have a history of paying dividends. We believe those types of companies stand the best chance of continuing to prosper, even in a more difficult environment.

Please refer to the Schedule of Investments on pages 8 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15
--------------------------------------------------------------------------------

Shares                                                                     Value
              COMMON STOCKS - 99.8%
              Energy - 6.1%
              Oil & Gas Drilling - 0.5%
     13,632   Helmerich & Payne, Inc.                             $      729,994
                                                                  --------------
              Oil & Gas Equipment &
              Services - 1.0%
     19,473   Schlumberger, Ltd.                                  $    1,358,242
                                                                  --------------
              Integrated Oil & Gas - 3.4%
     53,679   Chevron Corp.                                       $    4,828,963
                                                                  --------------
              Oil & Gas Exploration &
              Production - 0.8%
     17,082   EOG Resources, Inc.                                 $    1,209,235
                                                                  --------------
              Oil & Gas Refining &
              Marketing - 0.4%
      7,057   Phillips 66                                         $      577,263
                                                                  --------------
              Total Energy                                        $    8,703,697
                                                                  --------------
              Materials - 3.6%
              Diversified Chemicals - 1.6%
     44,180   The Dow Chemical Co.                                $    2,274,386
                                                                  --------------
              Specialty Chemicals - 2.0%
     15,216   Ecolab, Inc.                                        $    1,740,406
     13,173   The Valspar Corp.                                        1,092,700
                                                                  --------------
                                                                  $    2,833,106
                                                                  --------------
              Total Materials                                     $    5,107,492
                                                                  --------------
              Capital Goods - 6.8%
              Aerospace & Defense - 0.9%
     12,554   Honeywell International, Inc.                       $    1,300,218
                                                                  --------------
              Building Products - 0.2%
      3,299   Allegion Plc                                        $      217,470
                                                                  --------------
              Industrial Conglomerates - 3.3%
    153,301   General Electric Co.                                $    4,775,326
                                                                  --------------
              Construction & Farm Machinery
              & Heavy Trucks - 0.4%
     11,708   PACCAR, Inc.                                        $      554,959
                                                                  --------------
              Industrial Machinery - 2.0%
     17,867   Illinois Tool Works, Inc.                           $    1,655,914
     22,090   Ingersoll-Rand Plc                                       1,221,356
                                                                  --------------
                                                                  $    2,877,270
                                                                  --------------
              Total Capital Goods                                 $    9,725,243
                                                                  --------------
              Transportation - 1.6%
              Railroads - 1.6%
     29,644   Union Pacific Corp.                                 $    2,318,161
                                                                  --------------
              Total Transportation                                $    2,318,161
                                                                  --------------
              Media - 4.0%
              Broadcasting - 1.6%
     41,595   Scripps Networks Interactive, Inc.                  $    2,296,460
                                                                  --------------
              Movies & Entertainment - 1.9%
     25,779   The Walt Disney Co.                                 $    2,708,857
                                                                  --------------
              Publishing - 0.5%
     16,900   John Wiley & Sons, Inc. (Class A)                   $      761,007
                                                                  --------------
              Total Media                                         $    5,766,324
                                                                  --------------
              Retailing - 6.6%
              General Merchandise
              Stores - 2.2%
     43,607   Dollar General Corp.                                $    3,134,035
                                                                  --------------
              Apparel Retail - 2.3%
     16,021   Ross Stores, Inc.                                   $      862,090
     33,935   The TJX Companies, Inc.                                  2,406,331
                                                                  --------------
                                                                  $    3,268,421
                                                                  --------------
              Home Improvement Retail - 2.1%
     23,077   The Home Depot, Inc.                                $    3,051,933
                                                                  --------------
              Total Retailing                                     $    9,454,389
                                                                  --------------
              Food & Staples Retailing - 2.8%
              Drug Retail - 2.8%
     41,072   CVS Health Corp.                                    $    4,015,609
                                                                  --------------
              Total Food & Staples Retailing                      $    4,015,609
                                                                  --------------
              Food, Beverage & Tobacco - 7.2%
              Soft Drinks - 2.7%
     13,744   Dr. Pepper Snapple Group, Inc.                      $    1,280,941
     58,939   The Coca-Cola Co.                                        2,532,019
                                                                  --------------
                                                                  $    3,812,960
                                                                  --------------
              Packaged Foods & Meats - 4.5%
     34,120   Campbell Soup Co.                                   $    1,793,006
     29,121   General Mills, Inc.                                      1,679,117
     14,966   Mead Johnson Nutrition Co.                               1,181,566
     20,491   The Hershey Co.                                          1,829,232
                                                                  --------------
                                                                  $    6,482,921
                                                                  --------------
              Total Food, Beverage & Tobacco                      $   10,295,881
                                                                  --------------
              Household & Personal
              Products - 0.6%
              Household Products - 0.6%
      6,845   The Clorox Co.                                      $      868,151
                                                                  --------------
              Total Household & Personal
              Products                                            $      868,151
                                                                  --------------
              Health Care Equipment &
              Services - 7.2%
              Health Care Equipment - 5.2%
     22,262   Abbott Laboratories                                 $      999,786
     13,653   Becton Dickinson and Co.                                 2,103,791
      8,588   CR Bard, Inc.                                            1,626,911
     35,669   Medtronic Plc                                            2,743,659
                                                                  --------------
                                                                  $    7,474,147
                                                                  --------------
              Health Care Distributors - 0.4%
      3,106   McKesson Corp.                                      $      612,596
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
              Managed Health Care - 1.6%
     20,532   Aetna, Inc.                                         $    2,219,920
                                                                  --------------
              Total Health Care Equipment &
              Services                                            $   10,306,663
                                                                  --------------
              Pharmaceuticals, Biotechnology
              & Life Sciences - 11.2%
              Biotechnology - 3.6%
     20,455   AbbVie, Inc.                                        $    1,211,754
     37,030   Baxalta, Inc.                                            1,445,281
     20,659   Celgene Corp.*                                           2,474,122
                                                                  --------------
                                                                  $    5,131,157
                                                                  --------------
              Pharmaceuticals - 6.3%
     36,437   AstraZeneca Plc (A.D.R.)                            $    1,237,036
     11,944   Eli Lilly & Co.                                          1,006,401
    122,370   Pfizer, Inc.                                             3,950,104
     59,689   Zoetis, Inc.                                             2,860,297
                                                                  --------------
                                                                  $    9,053,838
                                                                  --------------
              Life Sciences Tools &
              Services - 1.3%
     12,790   Thermo Fisher Scientific, Inc.                      $    1,814,262
                                                                  --------------
              Total Pharmaceuticals,
              Biotechnology & Life Sciences                       $   15,999,257
                                                                  --------------
              Banks - 10.2%
              Diversified Banks - 7.8%
    269,697   Bank of America Corp.                               $    4,539,001
     55,882   US Bancorp                                               2,384,485
     78,378   Wells Fargo & Co.                                        4,260,628
                                                                  --------------
                                                                  $   11,184,114
                                                                  --------------
              Regional Banks - 2.4%
     54,562   Citizens Financial Group, Inc.                      $    1,428,979
     20,961   The PNC Financial Services Group, Inc.                   1,997,793
                                                                  --------------
                                                                  $    3,426,772
                                                                  --------------
              Total Banks                                         $   14,610,886
                                                                  --------------
              Diversified Financials - 3.8%
              Consumer Finance - 0.8%
     16,064   American Express Co.                                $    1,117,251
                                                                  --------------
              Asset Management & Custody
              Banks - 0.9%
     19,537   State Street Corp.                                  $    1,296,475
                                                                  --------------
              Investment Banking &
              Brokerage - 2.1%
     67,762   Morgan Stanley Co.                                  $    2,155,509
     27,552   The Charles Schwab Corp.                                   907,287
                                                                  --------------
                                                                  $    3,062,796
                                                                  --------------
              Total Diversified Financials                        $    5,476,522
                                                                  --------------
              Insurance - 5.9%
              Multi-line Insurance - 2.2%
     72,922   The Hartford Financial Services
              Group, Inc.                                         $    3,169,190
                                                                  --------------
              Property & Casualty
              Insurance - 3.7%
     28,193   The Chubb Corp.                                     $    3,739,520
     13,606   The Travelers Companies, Inc.                            1,535,573
                                                                  --------------
                                                                  $    5,275,093
                                                                  --------------
              Total Insurance                                     $    8,444,283
                                                                  --------------
              Software & Services - 14.8%
              Internet Software &
              Services - 5.8%
      5,766   Alphabet, Inc. (Class A)                            $    4,486,006
      1,544   Alphabet, Inc. (Class C)                                 1,171,711
     14,819   eBay, Inc.*                                                407,226
     20,946   Facebook, Inc.*                                          2,192,208
                                                                  --------------
                                                                  $    8,257,151
                                                                  --------------
              Data Processing & Outsourced
              Services - 3.5%
     21,134   Automatic Data Processing, Inc.                     $    1,790,472
     18,711   Fiserv, Inc.*                                            1,711,308
     19,537   Visa, Inc.                                               1,515,094
                                                                  --------------
                                                                  $    5,016,874
                                                                  --------------
              Systems Software - 5.5%
     15,094   Check Point Software Technologies, Ltd.*            $    1,228,350
    120,819   Microsoft Corp.                                          6,703,038
                                                                  --------------
                                                                  $    7,931,388
                                                                  --------------
              Total Software & Services                           $   21,205,413
                                                                  --------------
              Technology Hardware &
              Equipment - 3.1%
              Computer Storage &
              Peripherals - 3.1%
     42,509   Apple, Inc.                                         $    4,474,497
                                                                  --------------
              Total Technology Hardware &
              Equipment                                           $    4,474,497
                                                                  --------------
              Semiconductors &
              Semiconductor
              Equipment - 1.3%
              Semiconductors - 1.3%
     32,261   Analog Devices, Inc.                                $    1,784,679
                                                                  --------------
              Total Semiconductors &
              Semiconductor Equipment                             $    1,784,679
                                                                  --------------
              Utilities - 3.0%
              Electric Utilities - 3.0%
     74,173   American Electric Power Co., Inc.                   $    4,322,061
                                                                  --------------
              Total Utilities                                     $    4,322,061
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

                                                                           Value
              TOTAL COMMON STOCKS
              (Cost $102,612,973)                                 $  142,879,208
                                                                  --------------
              TOTAL INVESTMENT IN
              SECURITIES - 99.8%
              (Cost $102,612,973) (a)                             $  142,879,208
                                                                  --------------
              OTHER ASSETS &
              LIABILITIES - 0.2%                                  $      358,014
                                                                  --------------
              TOTAL NET ASSETS - 100.0%                           $  143,237,222
                                                                  ==============


*          Non-income producing security.

(A.D.R.)   American Depositary Receipts.

(a) At December 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $102,831,903 was as follows:

            Aggregate gross unrealized appreciation for all investments
            in which there is an excess of value over tax cost              $41,712,683
            Aggregate gross unrealized depreciation for all investments
            in which there is an excess of tax cost over value               (1,665,378)
                                                                            -----------
            Net unrealized appreciation                                     $40,047,305
                                                                            ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2015 aggregated to $77,331,005 and $102,489,758, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2015, in valuing the Portfolio's investments:

                            Level 1       Level 2      Level 3         Total
Common Stocks            $142,879,208      $ --         $ --        $142,879,208
                         ------------      ----         ----        ------------
      Total              $142,879,208      $ --         $ --        $142,879,208
                         ============      ====         ====        ============

During the year ended December 31, 2015, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended      Year Ended    Year Ended    Year Ended    Year Ended
                                                             12/31/15        12/31/14      12/31/13      12/31/12      12/31/11
Class I
Net asset value, beginning of period                         $  26.84        $  26.25      $  20.90      $  19.96      $  22.43
                                                             --------        --------      --------      --------      --------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $   0.25(b)     $   0.18      $   0.31      $   0.33      $   0.33
    Net realized and unrealized gain (loss) on investments      (0.07)           2.63          6.42          1.65         (1.22)
                                                             --------        --------      --------      --------      --------
       Net increase (decrease) from investment operations    $   0.18        $   2.81      $   6.73      $   1.98      $  (0.89)
                                                             --------        --------      --------      --------      --------
Distribution to shareowners:
    Net investment income                                    $  (0.26)       $  (0.32)     $  (0.30)     $  (0.33)     $  (0.34)
    Net realized gain                                           (7.01)          (1.90)        (1.08)        (0.71)        (1.24)
                                                             --------        --------      --------      --------      --------
Total distributions                                          $  (7.27)       $  (2.22)     $  (1.38)     $  (1.04)     $  (1.58)
                                                             --------        --------      --------      --------      --------
Net increase (decrease) in net asset value                   $  (7.09)       $   0.59      $   5.35      $   0.94      $  (2.47)
                                                             --------        --------      --------      --------      --------
Net asset value, end of period                               $  19.75        $  26.84      $  26.25      $  20.90      $  19.96
                                                             ========        ========      ========      ========      ========
Total return*                                                   (0.06)%(c)      11.03%        33.28%        10.24%        (4.30)%
Ratio of net expenses to average net assets (a)                  0.75%           0.74%         0.72%         0.74%         0.73%
Ratio of net investment income (loss) to average net assets      1.09%           1.15%         1.27%         1.50%         1.48%
Portfolio turnover rate                                            49%             25%            7%           44%           10%
Net assets, end of period (in thousands)                     $127,818        $151,325      $194,609      $178,900      $205,739


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a)   Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.21)%.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended     Year Ended   Year Ended   Year Ended   Year Ended
                                                              12/31/15       12/31/14     12/31/13     12/31/12     12/31/11
Class II
Net asset value, beginning of period                          $ 26.89         $ 26.28      $ 20.92      $ 19.97      $ 22.42
                                                              -------         -------      -------      -------      -------
Increase (decrease) from investment operations:
    Net investment income (loss)                              $  0.19(b)      $  0.82      $  0.25      $  0.27      $  0.32
    Net realized and unrealized gain (loss) on investments      (0.09)           1.93         6.43         1.66        (1.27)
                                                              -------         -------      -------      -------      -------
       Net increase (decrease) from investment operations     $  0.10         $  2.75      $  6.68      $  1.93      $ (0.95)
                                                              -------         -------      -------      -------      -------
Distribution to shareowners:
    Net investment income                                     $ (0.19)        $ (0.24)     $ (0.24)     $ (0.27)     $ (0.26)
    Net realized gain                                           (7.01)          (1.90)       (1.08)       (0.71)       (1.24)
                                                              -------         -------      -------      -------      -------
Total distributions                                           $ (7.20)        $ (2.14)     $ (1.32)     $ (0.98)     $ (1.50)
                                                              -------         -------      -------      -------      -------
Net increase (decrease) in net asset value                    $ (7.10)        $  0.61      $  5.36      $  0.95      $ (2.45)
                                                              -------         -------      -------      -------      -------
Net asset value, end of period                                $ 19.79         $ 26.89      $ 26.28      $ 20.92      $ 19.97
                                                              =======         =======      =======      =======      =======
Total return*                                                   (0.37)%(c)      10.78%       32.98%        9.95%       (4.55)%
Ratio of net expenses to average net assets (a)                  1.01%           0.99%        0.98%        0.99%        0.98%
Ratio of net investment income (loss) to average net assets      0.84%           0.89%        1.01%        1.25%        1.16%
Portfolio turnover rate                                            49%             25%           7%          44%          10%
Net assets, end of period (in thousands)                      $15,420         $19,180      $21,563      $21,156      $24,393

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a)   Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.52)%.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/15
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities (cost $102,612,973)                                       $142,879,208
   Cash                                                                                    691,940
   Receivables --
      Portfolio shares sold                                                                 36,306
      Dividends (net of foreign taxes withheld of $66)                                     228,949
                                                                                      ------------
          Total assets                                                                $143,836,403
                                                                                      ------------
LIABILITIES:
   Payables --
      Investment securities purchased                                                 $    513,373
      Portfolio shares repurchased                                                          38,399
      Trustee fees                                                                              59
   Due to affiliates                                                                         5,131
   Accrued expenses                                                                         42,219
                                                                                      ------------
          Total liabilities                                                           $    599,181
                                                                                      ------------
NET ASSETS:
   Paid-in capital                                                                    $ 79,256,891
   Undistributed net investment income                                                      17,782
   Accumulated net realized gain on investments and foreign currency transactions       23,696,380
   Net unrealized appreciation on investments                                           40,266,235
   Net unrealized appreciation on other assets and
      liabilities denominated in foreign currencies                                            (66)
                                                                                      ------------
          Total net assets                                                            $143,237,222
                                                                                      ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $127,817,613/6,473,122 shares)                                   $      19.75
                                                                                      ============
   Class II (based on $15,419,609/779,116 shares)                                     $      19.79
                                                                                      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $3,082)                                  $  2,904,572
  Interest                                                                                      377
                                                                                       ------------
        Total investment income                                                                        $  2,904,949
                                                                                                       ------------
EXPENSES:
  Management fees                                                                      $  1,025,434
  Transfer agent fees
     Class I                                                                                  1,275
     Class II                                                                                 1,275
  Distribution fees
     Class II                                                                                42,438
  Administrative expense                                                                     57,432
  Custodian fees                                                                             20,429
  Professional fees                                                                          42,494
  Printing expense                                                                           24,842
  Fees and expenses of nonaffiliated Trustees                                                 7,649
  Miscellaneous                                                                               6,086
                                                                                       ------------
     Total expenses                                                                                    $  1,229,354
                                                                                                       ------------
         Net investment income                                                                         $  1,675,595
                                                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CLASS ACTIONS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
    Investments                                                                        $ 23,912,861
    Class actions                                                                           190,617
    Other assets and liabilities
        denominated in foreign currencies                                                       810    $ 24,104,288
                                                                                       ------------    ------------
  Change in net unrealized appreciation (depreciation) on:
    Investments                                                                        $(25,778,064)
    Other assets and liabilities denominated in foreign currencies                              (65)   $(25,778,129)
                                                                                       ------------    ------------
  Net realized and unrealized gain (loss) on investments, class actions and foreign
    currency transactions                                                                              $ (1,673,841)
                                                                                                       ------------
  Net increase in net assets resulting from operations                                                 $      1,754
                                                                                                       ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            Year Ended      Year Ended
                                                                                             12/31/15        12/31/14
FROM OPERATIONS:
Net investment income (loss)                                                              $   1,675,595   $   2,128,056
Net realized gain (loss) on investments, class actions and foreign currency transactions     24,104,288      41,768,119
Change in net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                                        (25,778,129)    (23,870,940)
                                                                                          -------------   -------------
      Net increase in net assets resulting from operations                                $       1,754   $  20,025,235
                                                                                          -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class I ($0.26 and $0.32 per share, respectively)                                      $  (1,514,039)  $  (2,006,335)
   Class II ($0.19 and $0.24 per share, respectively)                                          (136,400)       (175,109)
Net realized gain:
   Class I ($7.01 and $1.90 per share, respectively)                                      $ (37,212,880)  $ (12,977,962)
   Class II ($7.01 and $1.90 per share, respectively)                                        (4,370,417)     (1,387,566)
                                                                                          -------------   -------------
      Total distributions to shareowners                                                  $ (43,233,736)  $ (16,546,972)
                                                                                          -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                          $   4,688,117   $   6,549,249
Reinvestment of distributions                                                                43,233,736      16,546,972
Cost of shares repurchased                                                                  (31,956,834)    (72,242,510)
                                                                                          -------------   -------------
      Net increase (decrease) in net assets resulting from
         portfolio share transactions                                                     $  15,965,019   $ (49,146,289)
                                                                                          -------------   -------------
      Net decrease in net assets                                                          $ (27,266,963)  $ (45,668,026)
NET ASSETS:
Beginning of year                                                                         $ 170,504,185   $ 216,172,211
                                                                                          -------------   -------------
End of year                                                                               $ 143,237,222   $ 170,504,185
                                                                                          =============   =============
Undistributed net investment income                                                       $      17,782   $      27,517
                                                                                          =============   =============

                                    Year Ended      Year Ended      Year Ended      Year Ended
                                     12/31/15        12/31/15        12/31/14        12/31/14
                                      Shares          Amount          Shares          Amount
Class I
Shares sold                            145,841     $  3,347,494        197,798    $   5,188,218
Reinvestment of distributions        1,892,879       38,726,919        575,878       14,984,297
Less shares repurchased             (1,202,693)     (26,887,974)    (2,549,106)     (66,511,044)
                                    ----------     ------------     ----------    -------------
      Net increase (decrease)          836,027     $ 15,186,439     (1,775,430)   $ (46,338,529)
                                    ==========     ============     ==========    =============
Class II
Shares sold                             61,026     $  1,340,623         51,264    $   1,361,031
Reinvestment of distributions          219,851        4,506,817         59,977        1,562,675
Less shares repurchased               (215,111)      (5,068,860)      (218,255)      (5,731,466)
                                    ----------     ------------     ----------    -------------
      Net increase (decrease)           65,766     $    778,580       (107,014)   $  (2,807,760)
                                    ==========     ============     ==========    =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.  Security Valuation

    The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

    Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

    Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At December 31, 2015, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2015, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2015, the Portfolio reclassified $34,891 to decrease undistributed net investment income and $34,891 to increase accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

    The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2015, were as follows:

    ----------------------------------------------------------------------------
                                                    2015                 2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                             $ 1,773,226          $ 2,628,334
    Long-term capital gain                       41,460,510           13,918,638
                                                -----------          -----------
      Total distributions                       $43,233,736          $16,546,972
                                                ===========          ===========
    Distributable Earnings
    Undistributed ordinary income               $     8,915
    Undistributed long-term gain                 23,924,177
    Net unrealized appreciation                  40,047,239
                                                -----------
      Total                                     $63,980,331
                                                ===========

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustment on other common stocks.

E.  Portfolio Shares and Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
    Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the Portfolio's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

    Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.  Risks

    At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,917 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2015.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), provided substantially all transfer agent and shareowner services to the Portfolio at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the portfolio at negotiated rates.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $214 in distribution fees payable to PFD at December 31, 2015.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Fund VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio as of December 31, 2015, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2016

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (the "Adviser"), each portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause each portfolio's current investment advisory agreement with PIM to terminate. Accordingly, each portfolio's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fund VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2015 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2015, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's management fee was approximately 5.5 basis points higher than the median management fee paid by other funds in the Portfolio's peer group. The Trustees considered that the expense ratio of the Portfolio's Class I shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment Portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM  OF OFFICE AND                                                   OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Thomas J. Perna (65)        Trustee since 2006.    Private investor (2004 - 2008 and 2013 -       Director, Broadridge Financial
Chairman of the Board and   Serves until a         present); Chairman (2008 - 2013) and Chief     Solutions, Inc. (investor
Trustee                     successor trustee is   Executive Officer (2008 - 2012), Quadriserv,   communications and securities
                            elected or earlier     Inc. (technology products for securities       processing provider for financial
                            retirement or          lending industry); and Senior Executive Vice   services industry) (2009 -
                            removal.               President, The Bank of New York (financial     present); Director, Quadriserv,
                                                   and securities services) (1986 - 2004)         Inc. (2005 - 2013); and
                                                                                                  Commissioner, New Jersey State
                                                                                                  Civil Service Commission (2011 -
                                                                                                  present)
====================================================================================================================================
David R. Bock (72)          Trustee since 2005.    Managing Partner, Federal City Capital         Director of New York Mortgage
Trustee                     Serves until a         Advisors (corporate advisory services          Trust (publicly-traded mortgage
                            successor trustee is   company) (1997 - 2004 and 2008 - present);     REIT) (2004 - 2009, 2012 -
                            elected or earlier     Interim Chief Executive Officer, Oxford        present); Director of The Swiss
                            retirement or          Analytica, Inc. (privately held research and   Helvetia Fund, Inc. (closed-end
                            removal.               consulting company) (2010); Executive Vice     fund) (2010 - present); Director
                                                   President and Chief Financial Officer,         of Oxford Analytica, Inc. (2008 -
                                                   I-trax, Inc. (publicly traded health care      present); and Director of
                                                   services company) (2004 - 2007); and           Enterprise Community Investment,
                                                   Executive Vice President and Chief Financial   Inc. (privately-held affordable
                                                   Officer, Pedestal Inc. (internet-based         housing finance company) (1985 -
                                                   mortgage trading company) (2000 - 2002);       2010);
                                                   Private Consultant (1995 - 1997); Managing
                                                   Director, Lehman Brothers (1992 - 1995); and
                                                   Executive, The World Bank (1979 - 1992)
====================================================================================================================================
Benjamin M. Friedman (71)   Trustee since 2008.    William Joseph Maier Professor of Political    Trustee, Mellon Institutional
Trustee                     Serves until a         Economy, Harvard University (1972 - present)   Funds Investment Trust and Mellon
                            successor trustee is                                                  Institutional Funds Master
                            elected or earlier                                                    Portfolio (oversaw 17 portfolios
                            retirement or                                                         in fund complex) (1989 - 2008)
                            removal.
====================================================================================================================================

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                            HELD BY TRUSTEE
Margaret B.W. Graham (68)   Trustee since 2000.    Founding Director, Vice President and           None
Trustee                     Serves until a         Corporate Secretary, The Winthrop Group,
                            successor trustee is   Inc. (consulting firm) (1982 - present);
                            elected or earlier     Desautels Faculty of Management, McGill
                            retirement or          University (1999 - present); and Manager of
                            removal.               Research Operations and Organizational
                                                   Learning, Xerox PARC, Xerox's advance
                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (67)    Trustee since 1995.    President and Chief Executive Officer,          Director of New America High
Trustee                     Serves until a         Newbury, Piret & Company, Inc. (investment      Income Fund, Inc. (closed-end
                            successor trustee is   banking firm) (1981 - present)                  investment company) (2004 -
                            elected or earlier                                                     present); and Member, Board of
                            retirement or                                                          Governors, Investment Company
                            removal.                                                               Institute (2000 - 2006)
====================================================================================================================================
Fred J. Ricciardi (68)      Trustee since 2014.    Consultant (investment company services)        None
Trustee                     Serves until a         (2012 - present); Executive Vice President,
                            successor trustee is   BNY Mellon (financial and investment company
                            elected or earlier     services) (1969 - 2012); Director, BNY
                            retirement or          International Financing Corp. (financial
                            removal.               services) (2002 - 2012); and Director,
                                                   Mellon Overseas Investment Corp. (financial
                                                   services) (2009 - 2012)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Kenneth J. Taubes (57)*      Trustee since 2014.    Director and Executive Vice President (since   None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S.
                             successor trustee      (since 2010) of PIM-USA; Executive Vice
                             is elected or          President and Chief Investment Officer, U.S.
                             earlier retirement     of Pioneer (since 2008); Executive Vice
                             or removal.            President of Pioneer Institutional Asset
                                                    Management, Inc. (since 2009); and Portfolio
                                                    Manager of Pioneer (since 1999)
====================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an Officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Lorraine H. Monchak (59)**   Advisory Trustee       Chief Investment Officer, 1199 SEIU Funds      Trustee of Pioneer closed-end
Advisory Trustee             since 2014.            (healthcare workers union pension funds)       investment companies (5
                                                    (2001 - present); Vice President -             portfolios) (Sept. 2015-present)
                                                    International Investments Group, American
                                                    International Group, Inc. (insurance company)
                                                    (1993 - 2001); Vice President Corporate
                                                    Finance and Treasury Group, Citibank,
                                                    N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                    President - Asset/Liability Management Group,
                                                    Federal Farm Funding Corporation
                                                    (government-sponsored issuer of debt
                                                    securities) (1988 - 1990); Mortgage
                                                    Strategies Group, Shearson Lehman Hutton,
                                                    Inc. (investment bank) (1987 - 1988); and
                                                    Mortgage Strategies Group, Drexel Burnham
                                                    Lambert, Ltd. (investment bank) (1986 - 1987)
====================================================================================================================================

**  Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM  OF OFFICE AND                                                   OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Lisa M. Jones (53)           Since 2014. Serves     Chair, Director, CEO and President of          Trustee of Pioneer closed-end
President and Chief          at the discretion of   Pioneer Investment Management USA Inc.         investment companies (5
Executive Officer            the Board.             ("PIM-USA") (since September 2014); Chair,     portfolios) (Sept. 2015-present)
                                                    Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September
                                                    2014); Chair, Director and CEO of Pioneer
                                                    Funds Distributor, Inc. (since September
                                                    2014); Chair, Director, CEO and President of
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since September 2014); and Chair, Director,
                                                    President and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan
                                                    Stanley Investment Management (2010 - 2013);
                                                    and Director of Institutional Business, CEO
                                                    of International, Eaton Vance Management
                                                    (2005 - 2010)
====================================================================================================================================
Christopher J. Kelley (51)   Since 2003. Serves     Vice President and Associate General Counsel   None
Secretary and Chief Legal    at the discretion of   of Pioneer since January 2008; Secretary and
Officer                      the Board.             Chief Legal Officer of all of the Pioneer
                                                    Funds since June 2010; Assistant Secretary
                                                    of all of the Pioneer Funds from September
                                                    2003 to May 2010; and Vice President and
                                                    Senior Counsel of Pioneer from July 2002 to
                                                    December 2007
====================================================================================================================================
Carol B. Hannigan (54)       Since 2010. Serves     Fund Governance Director of Pioneer since      None
Assistant Secretary          at the discretion of   December 2006 and Assistant Secretary of all
                             the Board.             the Pioneer Funds since June 2010; Manager -
                                                    Fund Governance of Pioneer from December
                                                    2003 to November 2006; and Senior Paralegal
                                                    of Pioneer from January 2000 to November
                                                    2003
====================================================================================================================================

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Thomas Reyes (53)            Since 2010. Serves     Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary          at the discretion of   Assistant Secretary of all the Pioneer Funds
                             the Board.             since June 2010; and Counsel of Pioneer from
                                                    June 2007 to May 2013
====================================================================================================================================
Mark E. Bradley (56)         Since 2008. Serves     Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief          at the discretion of   Treasurer of all of the Pioneer Funds since
Financial and Accounting     the Board.             March 2008; Deputy Treasurer of Pioneer from
Officer                                             March 2004 to February 2008; and Assistant
                                                    Treasurer of all of the Pioneer Funds from
                                                    March 2004 to February 2008
====================================================================================================================================
Luis I. Presutti (50)        Since 2000. Serves     Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer          at the discretion of   Assistant Treasurer of all of the Pioneer
                             the Board.             Funds
====================================================================================================================================
Gary Sullivan (57)           Since 2002. Serves     Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer          at the discretion of   Pioneer; and Assistant Treasurer of all of
                             the Board.             the Pioneer Funds
====================================================================================================================================
David F. Johnson (36)        Since 2009. Serves     Fund Administration Manager - Fund Treasury    None
Assistant Treasurer          at the discretion of   of Pioneer since November 2008; Assistant
                             the Board.             Treasurer of all of the Pioneer Funds since
                                                    January 2009; and Client Service Manager -
                                                    Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
====================================================================================================================================
Jean M. Bradley (63)         Since 2010. Serves     Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer     at the discretion of   all the Pioneer Funds since March 2010;
                             the Board.             Chief Compliance Officer of Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Pioneer since October 2005;
                                                    and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003
                                                    to October 2005
====================================================================================================================================
Kelly O'Donnell (44)         Since 2006. Serves     Director - Transfer Agency Compliance of       None
Anti-Money Laundering        at the discretion of   Pioneer and Anti-Money Laundering Officer of
Officer                      the Board.             all the Pioneer Funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18649-10-0216

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Real Estate VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                         9

  Notes to Financial Statements                                               14

  Report of Independent Registered Public Accounting Firm                     18

  Approval of Investment Advisory and Sub-Advisory Agreements                 20

  Trustees, Officers and Service Providers                                    23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/15
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                                                  17.5%
Regional Mall                                                              15.7%
Office                                                                     14.1%
Storage                                                                     9.1%
Health Care                                                                 9.1%
Shopping Center                                                             8.8%
Industrial                                                                  6.5%
Hotel                                                                       6.2%
Diversified                                                                 5.7%
Triple Net Lease                                                            2.8%
Cash and equivalents                                                        2.5%
Manufactured Home                                                           2.0%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
 1. Simon Property Group, Inc.                                             9.82%
--------------------------------------------------------------------------------
 2. Equity Residential Property
    Trust, Inc.                                                            7.45
--------------------------------------------------------------------------------
 3. Public Storage, Inc.                                                   6.47
--------------------------------------------------------------------------------
 4. AvalonBay Communities, Inc.                                            5.53
--------------------------------------------------------------------------------
 5. Boston Properties, Inc.                                                5.45
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                      12/31/15          12/31/14
     Class I                                   $19.53              $21.57
     Class II                                  $19.55              $21.60

                               Net
Distributions per Share        Investment      Short-Term        Long-Term
(1/1/15 - 12/31/15)            Income          Capital Gains     Capital Gains
     Class I                   $0.2927         $ --              $2.5962
     Class II                  $0.2505         $ --              $2.5962

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Real Estate Shares VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT NR Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   Pioneer Real Estate Sheres    Pioneer Real Estate Sheres
                   VCT Portfolio, Class I        VCT Portfolio, Class II      MSCI U.S. REIT NR Index
12/05              $10,000                       $10,000                      $10,000
12/06              $13,682                       $13,648                      $13,592
12/07              $11,098                       $11,098                      $11,306
12/08              $ 6,859                       $ 6,808                      $ 7,013
12/09              $ 9,030                       $ 8,956                      $ 9,020
12/10              $11,621                       $11,512                      $11,589
12/11              $12,786                       $12,635                      $12,596
12/12              $14,884                       $14,668                      $14,834
12/13              $15,144                       $14,893                      $15,200
12/14              $19,820                       $19,444                      $19,818
12/15              $20,769                       $20,323                      $20,317

The MSCI U.S. REIT NR Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2015)

--------------------------------------------------------------------------------
                                                                     MSCI U.S.
                          Class I                   Class II       REIT NR Index
--------------------------------------------------------------------------------
10 Years                   7.58%                     7.35%               5.94%
5 Years                   12.31%                    12.04%              10.59%
1 Year                     4.79%                     4.52%               1.28%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on actual returns from July 1, 2015 through December 31, 2015.

Share Class                                           I                    II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                  $1,000.00           $1,000.00
Ending Account Value on 12/31/15                   $1,108.54           $1,106.54
Expenses Paid During Period*                       $    5.47           $    6.74

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.03% and 1.27%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2015 through December 31, 2015.

Share Class                                         I                      II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15               $1,000.00              $1,000.00
Ending Account Value on 12/31/15                $1,020,01              $1,018.80
Expenses Paid During Period*                    $    5.24              $    6.46

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.03% and 1.27%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Matthew Troxell of AEW Capital Management, L.P., sub-adviser for Pioneer Real Estate Shares VCT Portfolio, discusses the market environment for real estate-related investments and the Portfolio's performance during the 12-month period ended December 31, 2015.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2015?

A: Pioneer Real Estate Shares VCT Portfolio's Class I shares returned 4.79% at net asset value during the 12-month period ended December 31, 2015, and Class II shares returned 4.52%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. Real Estate Investment Trust
     (REIT) NR Index (the MSCI Index)1, returned 1.28%. During the same period, the average return of the 42 variable portfolios in Lipper's Real Estate Underlying Funds category was 2.33%.

Q: How would you describe the market environment for REIT investors during the 12-month period ended December 31, 2015?

A: While property transaction volume slowed a bit during 2015, real estate fundamentals and pricing continued to be strong. Apartment vacancy rates were steady, despite substantial construction deliveries during the year, as the so-called "Millennial" generation that recently became the nation's largest demographic group found jobs and formed households, soaking up new supply. Meanwhile, vacancy rates in other property types continued to trend downward, albeit slowly.

     On a national level, supply risk was limited outside of apartments and senior housing REITs. A few select office, industrial, and hotel markets saw meaningful construction, although in most cases, that has been in response to very strong demand in those same markets. An important exception is oil-sensitive markets, such as Houston, which have been deteriorating as substantial new supply runs into weakening demand.

     Nationally, rents have been moving up in all property types, and some longer-lease property types are transitioning to an environment where new lease agreements will command higher rents than the in-place leases signed in the aftermath of the global financial crisis. We think that could provide a boost to net operating income.

-------------------------
(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

Q: Which investments or strategies aided the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2015?

A: The Portfolio's outperformance relative to the MSCI Index during the period derived mainly from positive stock selection results and positive sector allocation results. In terms of stock selection, benchmark-relative performance was strongest in the storage, regional mall, and diversified REIT sectors. Positive sector allocation results were due primarily to the Portfolio's underweight exposures to the underperforming triple-net-lease and health care sectors, and an overweight position in the outperforming storage REIT sector.

     Among individual REITs, top contributors to benchmark-relative performance during the period included overweight Portfolio positions in the outperforming self-storage company CubeSmart and in apartment REIT Equity Residential, as well as a lack of exposure to underperforming diversified company NorthStar Realty Finance. Within the storage sector, demand and supply fundamentals remain strong, and CubeSmart reported better-than-expected quarterly results throughout the fiscal year as the company continued to acquire assets and grow its development pipeline. In the apartment sector, Equity Residential continued to post solid quarterly results over the 12-month period, benefiting from strong lease-up of its development pipeline. In the diversified sector, NorthStar is an externally managed REIT that owns a portfolio of health care, manufactured housing, and net-lease properties. During the period, the company authorized a share repurchase program of up to $500 million and spun off NorthStar Realty Europe, a pure-play office REIT. The stock underperformed during execution of the company's strategy, and the Portfolio benefited from not owning this REIT.

Q: Which investments or strategies detracted from the Portfolio's benchmark-relative performance results for the 12-month period ended December 31, 2015?

A: Stock selection results in the hotel and apartment sectors hurt the Portfolio's benchmark-relative returns the most during the period. Among individual names, the top detractors from relative performance included overweight Portfolio positions in two underperforming hotel REITs, RLJ Lodging Trust and Hilton Worldwide, and lack of Portfolio exposure to the outperforming apartment company Essex Property Trust. The hotel sector was the worst performer among REITs, by far, during 2015, due to concerns about slowing revenue-per-available-room growth, new supply, and international travel worries. As a result, the Portfolio's overweight positions in RLJ and Hilton were a drag on performance. We still like the relative value of hotel companies, however, and following the correction, we moved the Portfolio from an underweight position to a market-weight position in the sector.

Q: Did the Portfolio invest in any derivative securities during the 12-month period ended December 31, 2015?

A:   No. We did not engage in any derivatives trading during the period.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15                             (continued)
--------------------------------------------------------------------------------

A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Q:   What is your outlook for REITs in 2016?

A: While the REIT market is likely to continue to react nervously to upward moves in interest rates over the short term, we believe earnings growth should support ample dividend* growth and help to offset the negative effects of gradual interest-rate increases. Going forward, we expect REIT returns to be driven more by current yield and improving earnings fundamentals than by additional multiples expansion. All told, we expect average cash-flow growth for REITs to be in the upper single digits for 2016.

*    Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 7-8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15
--------------------------------------------------------------------------------

Shares                                                                     Value
            COMMON STOCKS - 97.6%
            Consumer Services - 2.5%
            Hotels, Resorts & Cruise
            Lines - 2.5%
   34,300   Extended Stay America, Inc.                              $   545,370
   23,900   Hilton Worldwide Holdings, Inc.                              511,460
                                                                     -----------
                                                                     $ 1,056,830
                                                                     -----------
            Total Consumer Services                                  $ 1,056,830
                                                                     -----------
            Real Estate - 95.1%
            Diversified REIT - 5.4%
   15,000   American Assets Trust, Inc.                              $   575,250
   27,300   Empire State Realty Trust, Inc.*                             493,311
   88,197   Gramercy Property Trust                                      680,881
   22,000   STORE Capital Corp.                                          510,400
                                                                     -----------
                                                                     $ 2,259,842
                                                                     -----------
            Health Care REIT - 9.1%
   30,700   Ventas, Inc.                                             $ 1,732,401
   30,800   Welltower, Inc.                                            2,095,324
                                                                     -----------
                                                                     $ 3,827,725
                                                                     -----------
            Hotel & Resort REIT - 3.7%
   18,700   Chatham Lodging Trust                                    $   382,976
   49,800   Host Hotels & Resorts, Inc.                                  763,932
   19,200   RLJ Lodging Trust                                            415,296
                                                                     -----------
                                                                     $ 1,562,204
                                                                     -----------
            Industrial REIT - 6.5%
   48,300   Prologis, Inc.                                           $ 2,073,036
   39,800   Rexford Industrial Realty, Inc.*                             651,128
                                                                     -----------
                                                                     $ 2,724,164
                                                                     -----------
            Office REIT - 12.0%
   17,500   Boston Properties, Inc.                                  $ 2,231,950
   16,200   Douglas Emmett, Inc.                                         505,116
   42,900   Paramount Group, Inc.                                        776,490
   59,400   Piedmont Office Realty Trust, Inc.                         1,121,472
    4,200   Vornado Realty Trust                                         419,832
                                                                     -----------
                                                                     $ 5,054,860
                                                                     -----------
            Residential REIT - 19.5%
   14,300   American Campus Communities, Inc.                        $   591,162
   25,000   American Homes 4 Rent*                                       416,500
   12,300   AvalonBay Communities, Inc.                                2,264,799
   13,600   Camden Property Trust                                      1,043,936
   12,500   Equity LifeStyle Properties, Inc.                            833,375
   37,400   Equity Residential Property Trust, Inc.                    3,051,466
                                                                     -----------
                                                                     $ 8,201,238
                                                                     -----------
            Retail REIT - 24.5%
   21,400   Acadia Realty Trust                                      $   709,410
   45,300   DDR Corp.                                                    762,852
    8,100   Federal Realty Investment Trust                            1,183,410
   24,600   Retail Opportunity Investments Corp.                         440,340
   20,700   Simon Property Group, Inc.                                 4,024,908
   18,400   Tanger Factory Outlet Centers, Inc.                          601,680
   22,300   Taubman Centers, Inc.                                      1,710,856
   10,600   The Macerich Co.                                             855,314
                                                                     -----------
                                                                     $10,288,770
                                                                     -----------
            Specialized REIT - 11.0%
   38,300   CubeSmart                                                $ 1,172,746
   24,800   DuPont Fabros Technology, Inc.                               788,392
   10,700   Public Storage, Inc.                                       2,650,390
                                                                     -----------
                                                                     $ 4,611,528
                                                                     -----------
            Diversified Real Estate
            Activities - 1.2%
   13,700   Alexander & Baldwin, Inc.                                $   483,747
                                                                     -----------
            Real Estate Operating
            Companies - 2.2%
   41,600   Forest City Enterprises, Inc.*                           $   912,288
                                                                     -----------
            Total Real Estate                                        $39,926,366
                                                                     -----------
            TOTAL COMMON STOCKS
            (Cost $21,613,516)                                       $40,983,196
                                                                     -----------
            TOTAL INVESTMENT IN
            SECURITIES - 97.6%
            (Cost $21,613,516) (a)                                   $40,983,196
                                                                     -----------
            OTHER ASSETS &
            LIABILITIES - 2.4%                                       $ 1,023,737
                                                                     -----------
            TOTAL NET ASSETS - 100.0%                                $42,006,933
                                                                     ===========

*    Non-income producing security.

REIT Real Estate Investment Trust.

(a) At December 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $21,930,485 was as follows:

              Aggregate gross unrealized appreciation for all investments
              in which there is an excess of value over tax cost             $19,368,858
              Aggregate gross unrealized depreciation for all investments
              in which there is an excess of tax cost over value                (316,147)
                                                                             -----------
              Net unrealized appreciation                                    $19,052,711
                                                                             ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2015 aggregated to $7,635,391 and $14,313,649, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements - Note 1A.

Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements - Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of December 31, 2015 in valuing the Portfolio's investments:

                              Level 1      Level 2     Level 3      Total
Common Stocks               $40,983,196  $        --   $    --   $40,983,196
                            -----------  -----------   -------   -----------
    Total                   $40,983,196  $        --   $    --   $40,983,196
                            ===========  ===========   =======   ===========

During the year ended December 31, 2015, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended    Year Ended   Year Ended  Year Ended  Year Ended
                                                                  12/31/15      12/31/14     12/31/13    12/31/12    12/31/11
Class I
Net asset value, beginning of period                               $ 21.57       $ 18.77     $ 19.93     $ 17.53     $ 16.34
                                                                   -------       -------     -------     -------     -------
Increase (decrease) from investment operations:
    Net investment income (loss)                                   $  0.29(a)    $  0.10     $  0.28     $  0.25     $  0.44
    Net realized and unrealized gain (loss) on investments            0.56          5.37        0.06        2.61        1.18
                                                                   -------       -------     -------     -------     -------
       Net increase (decrease) from investment operations          $  0.85       $  5.47     $  0.34     $  2.86     $  1.62
Distribution to shareowners:
    Net investment income                                          $ (0.29)      $ (0.32)    $ (0.29)    $ (0.25)    $ (0.43)
    Net realized gain                                                (2.60)        (2.35)      (1.21)      (0.21)         --
                                                                   -------       -------     -------     -------     -------
Total distributions                                                $ (2.89)      $ (2.67)    $ (1.50)    $ (0.46)    $ (0.43)
                                                                   -------       -------     -------     -------     -------
Net increase (decrease) in net asset value                         $ (2.04)      $  2.80     $ (1.16)    $  2.40     $  1.19
                                                                   -------       -------     -------     -------     -------
Net asset value, end of period                                     $ 19.53       $ 21.57     $ 18.77     $ 19.93     $ 17.53
                                                                   =======       =======     =======     =======     =======
Total return*                                                         4.79%        30.87%       1.75%      16.41%      10.02%
Ratio of net expenses to average net assets (b)                       1.03%         1.02%       1.03%       1.02%       1.03%
Ratio of net investment income (loss) to average net assets           1.45%         1.51%       1.38%       2.41%       2.48%
Portfolio turnover rate                                                 17%           13%         13%          5%         10%
Net assets, end of period (in thousands)                           $10,215       $10,684     $ 9,383     $10,514     $10,428

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00%, and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                                 Year Ended    Year Ended  Year Ended  Year Ended Year Ended
                                                                  12/31/15      12/31/14    12/31/13    12/31/12   12/31/11
Class II
Net asset value, beginning of period                               $ 21.60       $ 18.79     $ 19.93     $ 17.54    $ 16.35
                                                                   -------       -------     -------     -------    -------
Increase (decrease) from investment operations:
    Net investment income (loss)                                   $  0.24(a)    $  0.06     $  0.22     $  0.21    $  0.40
    Net realized and unrealized gain (loss) on investments            0.56          5.37        0.07        2.60       1.18
                                                                   -------       -------     -------     -------    -------
       Net increase (decrease) from investment operations          $  0.80       $  5.43     $  0.29     $  2.81    $  1.58
Distribution to shareowners:
    Net investment income                                          $ (0.25)      $ (0.27)    $ (0.22)    $ (0.21)   $ (0.39)
    Net realized gain                                                (2.60)        (2.35)      (1.21)      (0.21)        --
                                                                   -------       -------     -------     -------    -------
Total distributions                                                $ (2.85)      $ (2.62)    $ (1.43)    $ (0.42)   $ (0.39)
                                                                   -------       -------     -------     -------    -------
Net increase (decrease) in net asset value                         $ (2.05)      $  2.81     $ (1.14)    $  2.39    $  1.19
                                                                   -------       -------     -------     -------    -------
Net asset value, end of period                                     $ 19.55       $ 21.60     $ 18.79     $ 19.93    $ 17.54
                                                                   =======       =======     =======     =======    =======
Total return*                                                         4.52%        30.56%       1.54%      16.09%      9.76%
Ratio of net expenses to average net assets (b)                       1.27%         1.26%       1.27%       1.26%      1.28%
Ratio of net investment income (loss) to average net assets           1.18%         1.28%       1.12%       2.16%      2.24%
Portfolio turnover rate                                                 17%           13%         13%          5%        10%
Net assets, end of period (in thousands)                           $31,792       $37,169     $32,663     $35,500    $35,435

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00%, and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/15
--------------------------------------------------------------------------------

ASSETS
  Investment in securities (cost $21,613,516)                        $40,983,196
  Cash                                                                   913,923
  Receivables --
     Investment securities sold                                           35,157
     Portfolio shares sold                                                18,887
     Dividends                                                           192,045
                                                                     -----------
         Total assets                                                $42,143,208
                                                                     -----------

LIABILITIES:
   Payables --
      Investment securities purchased                                $    72,411
      Portfolio shares repurchased                                        20,230
   Due to affiliates                                                       5,818
   Trustee fees                                                               23
   Accrued expenses                                                       37,793
                                                                     -----------
          Total liabilities                                          $   136,275
                                                                     -----------

NET ASSETS:
  Paid-in capital                                                    $15,481,468
  Accumulated net realized gain on investments                         7,155,785
  Net unrealized appreciation on investments                          19,369,680
                                                                     -----------
        Total net assets                                             $42,006,933
                                                                     ===========

NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $10,215,139/523,167 shares)                     $     19.53
                                                                     ===========
   Class II (based on $31,791,794/1,626,135 shares)                  $     19.55
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/15

INVESTMENT INCOME:
  Dividends                                                           $1,086,252
  Interest                                                                   151
                                                                      ----------
       Total investment income                                                     $  1,086,403
                                                                                   ------------

EXPENSES:
  Management fees                                                     $  354,818
  Transfer agent fees
     Class I                                                               1,275
     Class II                                                              1,275
  Distribution fees
     Class II                                                             85,394
  Administrative expense                                                  25,097
  Custodian fees                                                           6,601
  Professional fees                                                       36,993
  Printing expense                                                        16,778
  Fees and expenses of nonaffiliated Trustees                              7,279
  Miscellaneous                                                            2,045
                                                                      ----------
       Total expenses                                                              $    537,555
                                                                                   ------------
          Net investment income                                                    $    548,848
                                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                                          $  7,959,922
                                                                                   ------------
  Change in net unrealized appreciation (depreciation) on investments              $ (6,632,765)
                                                                                   ------------
  Net realized and unrealized gain (loss) on investments                           $  1,327,157
                                                                                   ------------
  Net decrease in net assets resulting from operations                             $  1,876,005
                                                                                   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             Year Ended      Year Ended
                                                                                               12/31/15       12/31/14
FROM OPERATIONS:
Net investment income (loss)                                                                 $    548,848   $    597,367
Net realized gain (loss) on investments                                                         7,959,922      5,735,446
Change in net unrealized appreciation (depreciation) on investments                            (6,632,765)     5,593,811
                                                                                             ------------   ------------
      Net increase in net assets resulting from operations                                   $  1,876,005   $ 11,926,624
                                                                                             ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.29 and $0.32 per share, respectively)                                      $   (142,438)  $   (154,674)
      Class II ($0.25 and $0.27 per share, respectively)                                         (406,410)      (442,693)
Net realized gain:
      Class I ($2.60 and $2.35 per share, respectively)                                        (1,235,829)    (1,119,887)
      Class II ($2.60 and $2.35 per share, respectively)                                       (4,092,579)    (3,802,902)
                                                                                             ------------   ------------
          Total distributions to shareowners                                                 $ (5,877,256)  $ (5,520,156)
                                                                                             ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                             $  3,015,555   $  5,502,724
Reinvestment of distributions                                                                   5,877,256      5,520,156
Cost of shares repurchased                                                                    (10,738,143)   (11,621,598)
                                                                                             ------------   ------------
      Net decrease in net assets resulting from resulting from Portfolio share transactions  $ (1,845,332)  $   (598,718)
                                                                                             ------------   ------------
      Net increase (decrease) in net assets                                                  $ (5,846,583)  $  5,807,750
NET ASSETS:
Beginning of year                                                                            $ 47,853,516   $ 42,045,766
                                                                                             ------------   ------------
End of year                                                                                  $ 42,006,933   $ 47,853,516
                                                                                             ============   ============

                                                    Year Ended         Year Ended          Year Ended        Year Ended
                                                     12/31/15           12/31/15            12/31/14          12/31/14
                                                      Shares             Amount              Shares            Amount
CLASS I
Shares sold                                            44,223         $    882,726            34,660         $   716,120
Reinvestment of distributions                          73,874            1,378,267            65,164           1,274,561
Less shares repurchased                               (90,259)          (1,814,114)         (104,324)         (2,099,770)
                                                    ---------         ------------         ---------         -----------
      Net increase (decrease)                          27,838         $    446,879            (4,500)        $  (109,089)
                                                    =========         ============         =========         ===========
CLASS II
Shares sold                                           105,133         $  2,132,829           231,123         $ 4,786,604
Reinvestment of distributions                         240,980            4,498,989           216,723           4,245,595
Less shares repurchased                              (440,687)          (8,924,029)         (465,255)         (9,521,828)
                                                    ---------         ------------         ---------         -----------
      Net decrease                                    (94,574)        $ (2,292,211)          (17,409)        $  (489,629)
                                                    =========         ============         =========         ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

     which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2015, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2015, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014, and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2015, were as follows:

--------------------------------------------------------------------------------
                                                           2015           2014
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                       $   584,041     $  637,952
Long-term capital gain                                  5,293,215      4,882,204
                                                      -----------     ----------
  Total distributions                                 $ 5,877,256     $5,520,156
                                                      ===========     ==========
Distributable Earnings
(Accumulated Losses):
Undistributed long-term
 capital gain                                         $ 7,472,754
Net unrealized appreciation                            19,052,711
                                                      -----------
 Total                                                $26,525,465
                                                      ===========

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the Portfolio's transfer agent, for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-ofpocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Portfolio at a later date, and at a specific price, which is typically higher than the purchase price paid by the Portfolio. The securities purchased serve as the Portfolio 's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Portfolio is entitled to sell the securities, but the Portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss to the Portfolio. Additionally, if the counterparty becomes insolvent, there is some risk that the Portfolio will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended December 31, 2015, the Portfolio had no open repurchase agreements.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million and 0.75% on assets over $500 million. For the year ended December 31, 2015, the effective management fee was equivalent to 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,702 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2015.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,676 in transfer agent fees payable to the transfer agent at December 31, 2015.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Portfolio at negotiated rates.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $440 in distribution fees payable to PFD at December 31, 2015.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Real Estate Shares VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Real Estate Shares VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio as of December 31, 2015, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2016

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PIM, the Portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Portfolio's current investment advisory agreement with PIM to terminate. Accordingly, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Real Estate Shares VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained AEW Capital Management, L.P. to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM to remain the investment adviser of the Portfolio and the sub-adviser to remain the sub-adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in January 2015 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory and sub-advisory agreements.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement and the sub-advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2015, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015, including the materials provided by the sub-adviser to the Portfolio.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In approving the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. The Trustees further considered differences in services provided by PIM and the sub-adviser under the investment advisory agreement and the sub-advisory agreement, respectively.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by each of PIM and the Sub-Adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement, respectively.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with PIM and the sub-adviser on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory and sub-advisory agreements.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the Portfolio's management fee was approximately ten basis points higher than the median management fee paid by other funds in the Portfolio's Morningstar peer group. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fourth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer groups. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that the sub-advisory fees paid to the sub-adviser with respect to the Portfolio were within the range of the fee rates charged by the Sub-Adviser to its other clients.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser to the Portfolio.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS          (continued)
--------------------------------------------------------------------------------

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including, in each case, the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment Portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Thomas J. Perna (65)        Trustee since 2006.    Private investor (2004 - 2008 and 2013 -       Director, Broadridge Financial
Chairman of the Board and   Serves until a         present); Chairman (2008 - 2013) and Chief     Solutions, Inc. (investor
Trustee                     successor trustee is   Executive Officer (2008 - 2012), Quadriserv,   communications and securities
                            elected or earlier     Inc. (technology products for securities       processing provider for financial
                            retirement or          lending industry); and Senior Executive Vice   services industry) (2009 -
                            removal.               President, The Bank of New York (financial     present); Director, Quadriserv,
                                                   and securities services) (1986 - 2004)         Inc. (2005 - 2013); and
                                                                                                  Commissioner, New Jersey State
                                                                                                  Civil Service Commission (2011 -
                                                                                                  present)
====================================================================================================================================
David R. Bock (72)          Trustee since 2005.    Managing Partner, Federal City Capital         Director of New York Mortgage
Trustee                     Serves until a         Advisors (corporate advisory services          Trust (publicly-traded mortgage
                            successor trustee is   company) (1997 - 2004 and 2008 - present);     REIT) (2004 - 2009, 2012 -
                            elected or earlier     Interim Chief Executive Officer, Oxford        present); Director of The Swiss
                            retirement or          Analytica, Inc. (privately held research and   Helvetia Fund, Inc. (closed-end
                            removal.               consulting company) (2010); Executive Vice     fund) (2010 - present); Director
                                                   President and Chief Financial Officer,         of Oxford Analytica, Inc. (2008 -
                                                   I-trax, Inc. (publicly traded health care      present); and Director of
                                                   services company) (2004 - 2007); and           Enterprise Community Investment,
                                                   Executive Vice President and Chief Financial   Inc. (privately-held affordable
                                                   Officer, Pedestal Inc. (internet-based         housing finance company) (1985 -
                                                   mortgage trading company) (2000 - 2002);       2010);
                                                   Private Consultant (1995 - 1997); Managing
                                                   Director, Lehman Brothers (1992 - 1995); and
                                                   Executive, The World Bank (1979 - 1992)
====================================================================================================================================
Benjamin M. Friedman (71)   Trustee since 2008.    William Joseph Maier Professor of Political    Trustee, Mellon Institutional
Trustee                     Serves until a         Economy, Harvard University (1972 - present)   Funds Investment Trust and Mellon
                            successor trustee is                                                  Institutional Funds Master
                            elected or earlier                                                    Portfolio (oversaw 17 portfolios
                            retirement or                                                         in fund complex) (1989 - 2008)
                            removal.
====================================================================================================================================

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                            HELD BY TRUSTEE
Margaret B.W. Graham (68)   Trustee since 2000.    Founding Director, Vice President and           None
Trustee                     Serves until a         Corporate Secretary, The Winthrop Group,
                            successor trustee is   Inc. (consulting firm) (1982 - present);
                            elected or earlier     Desautels Faculty of Management, McGill
                            retirement or          University (1999 - present); and Manager of
                            removal.               Research Operations and Organizational
                                                   Learning, Xerox PARC, Xerox's advance
                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (67)    Trustee since 1995.    President and Chief Executive Officer,          Director of New America High
Trustee                     Serves until a         Newbury, Piret & Company, Inc. (investment      Income Fund, Inc. (closed-end
                            successor trustee is   banking firm) (1981 - present)                  investment company) (2004 -
                            elected or earlier                                                     present); and Member, Board of
                            retirement or                                                          Governors, Investment Company
                            removal.                                                               Institute (2000 - 2006)
====================================================================================================================================
Fred J. Ricciardi (68)      Trustee since 2014.    Consultant (investment company services)        None
Trustee                     Serves until a         (2012 - present); Executive Vice President,
                            successor trustee is   BNY Mellon (financial and investment company
                            elected or earlier     services) (1969 - 2012); Director, BNY
                            retirement or          International Financing Corp. (financial
                            removal.               services) (2002 - 2012); and Director,
                                                   Mellon Overseas Investment Corp. (financial
                                                   services) (2009 - 2012)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Kenneth J. Taubes (57)*      Trustee since 2014.    Director and Executive Vice President (since   None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S.
                             successor trustee      (since 2010) of PIM-USA; Executive Vice
                             is elected or          President and Chief Investment Officer, U.S.
                             earlier retirement     of Pioneer (since 2008); Executive Vice
                             or removal.            President of Pioneer Institutional Asset
                                                    Management, Inc. (since 2009); and Portfolio
                                                    Manager of Pioneer (since 1999)
====================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Lorraine H. Monchak (59)**   Advisory Trustee       Chief Investment Officer, 1199 SEIU Funds      Trustee of Pioneer closed-end
Advisory Trustee             since 2014.            (healthcare workers union pension funds)       investment companies (5
                                                    (2001 - present); Vice President -             portfolios) (Sept. 2015-present)
                                                    International Investments Group, American
                                                    International Group, Inc. (insurance company)
                                                    (1993 - 2001); Vice President Corporate
                                                    Finance and Treasury Group, Citibank,
                                                    N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                    President - Asset/Liability Management Group,
                                                    Federal Farm Funding Corporation
                                                    (government-sponsored issuer of debt
                                                    securities) (1988 - 1990); Mortgage
                                                    Strategies Group, Shearson Lehman Hutton,
                                                    Inc. (investment bank) (1987 - 1988); and
                                                    Mortgage Strategies Group, Drexel Burnham
                                                    Lambert, Ltd. (investment bank) (1986 - 1987)
====================================================================================================================================

**  Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM  OF OFFICE AND                                                   OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Lisa M. Jones (53)           Since 2014. Serves     Chair, Director, CEO and President of          Trustee of Pioneer closed-end
President and Chief          at the discretion of   Pioneer Investment Management USA Inc.         investment companies (5
Executive Officer            the Board.             ("PIM-USA") (since September 2014); Chair,     portfolios) (Sept. 2015-present)
                                                    Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September
                                                    2014); Chair, Director and CEO of Pioneer
                                                    Funds Distributor, Inc. (since September
                                                    2014); Chair, Director, CEO and President of
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since September 2014); and Chair, Director,
                                                    President and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan
                                                    Stanley Investment Management (2010 - 2013);
                                                    and Director of Institutional Business, CEO
                                                    of International, Eaton Vance Management
                                                    (2005 - 2010)
====================================================================================================================================
Christopher J. Kelley (51)   Since 2003. Serves     Vice President and Associate General Counsel   None
Secretary and Chief Legal    at the discretion of   of Pioneer since January 2008; Secretary and
Officer                      the Board.             Chief Legal Officer of all of the Pioneer
                                                    Funds since June 2010; Assistant Secretary
                                                    of all of the Pioneer Funds from September
                                                    2003 to May 2010; and Vice President and
                                                    Senior Counsel of Pioneer from July 2002 to
                                                    December 2007
====================================================================================================================================
Carol B. Hannigan (54)       Since 2010. Serves     Fund Governance Director of Pioneer since      None
Assistant Secretary          at the discretion of   December 2006 and Assistant Secretary of all
                             the Board.             the Pioneer Funds since June 2010; Manager -
                                                    Fund Governance of Pioneer from December
                                                    2003 to November 2006; and Senior Paralegal
                                                    of Pioneer from January 2000 to November
                                                    2003
====================================================================================================================================

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Thomas Reyes (53)            Since 2010. Serves     Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary          at the discretion of   Assistant Secretary of all the Pioneer Funds
                             the Board.             since June 2010; and Counsel of Pioneer from
                                                    June 2007 to May 2013
====================================================================================================================================
Mark E. Bradley (56)         Since 2008. Serves     Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief          at the discretion of   Treasurer of all of the Pioneer Funds since
Financial and Accounting     the Board.             March 2008; Deputy Treasurer of Pioneer from
Officer                                             March 2004 to February 2008; and Assistant
                                                    Treasurer of all of the Pioneer Funds from
                                                    March 2004 to February 2008
====================================================================================================================================
Luis I. Presutti (50)        Since 2000. Serves     Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer          at the discretion of   Assistant Treasurer of all of the Pioneer
                             the Board.             Funds
====================================================================================================================================
Gary Sullivan (57)           Since 2002. Serves     Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer          at the discretion of   Pioneer; and Assistant Treasurer of all of
                             the Board.             the Pioneer Funds
====================================================================================================================================
David F. Johnson (36)        Since 2009. Serves     Fund Administration Manager - Fund Treasury    None
Assistant Treasurer          at the discretion of   of Pioneer since November 2008; Assistant
                             the Board.             Treasurer of all of the Pioneer Funds since
                                                    January 2009; and Client Service Manager -
                                                    Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
====================================================================================================================================
Jean M. Bradley (63)         Since 2010. Serves     Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer     at the discretion of   all the Pioneer Funds since March 2010;
                             the Board.             Chief Compliance Officer of Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Pioneer since October 2005;
                                                    and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003
                                                    to October 2005
====================================================================================================================================
Kelly O'Donnell (44)         Since 2006. Serves     Director - Transfer Agency Compliance of       None
Anti-Money Laundering        at the discretion of   Pioneer and Anti-Money Laundering Officer of
Officer                      the Board.             all the Pioneer Funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18653-10-0216

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                   Pioneer Select Mid Cap Growth VCT Portfolio -- Class I Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Select Mid Cap Growth VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        15

  Notes to Financial Statements                                               19

  Report of Independent Registered Public Accounting Firm                     22

  Approval of Investment Advisory Agreement                                   24

  Trustees, Officers and Service Providers                                    27

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/15
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         92.3%
International Common Stocks                                                 7.2%
Depositary Receipts for International Stocks                                0.5%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Consumer Discretionary                                                     19.9%
Information Technology                                                     19.6%
Health Care                                                                17.4%
Industrials                                                                17.4%
Consumer Staples                                                           10.1%
Financials                                                                  8.2%
Materials                                                                   4.8%
Energy                                                                      1.7%
Telecommunication Services                                                  0.9%

Five Largest Holdings
(As a percentage of equity holdings)

--------------------------------------------------------------------------------
 1. Nasdaq, Inc.                                                           1.75%
--------------------------------------------------------------------------------
 2. Boston Scientific Corp.                                                1.74
--------------------------------------------------------------------------------
 3. Align Technology, Inc.                                                 1.68
--------------------------------------------------------------------------------
 4. CoStar Group, Inc.                                                     1.66
--------------------------------------------------------------------------------
 5. Charles River Laboratories International, Inc.                         1.66
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                     12/31/15                  12/31/14
      Class I                                  $26.11                    $28.73

                                Net
Distributions per Share         Investment      Short-Term         Long-Term
(1/1/15 - 12/31/15)             Income          Capital Gains      Capital Gains
      Class I                   $-              $-                 $3.2584

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Mid Cap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Mid Cap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                              Pioneer Select Mid Cap Growth      Russell Mid Cap
                              VCT Portfolio, Class I             Growth Index
12/05                         $10,000                            $10,000
12/06                         $10,560                            $11,066
12/07                         $10,152                            $12,330
12/08                         $ 6,549                            $ 6,865
12/09                         $ 9,468                            $10,043
12/10                         $11,382                            $12,692
12/11                         $11,125                            $12,483
12/12                         $11,906                            $14,456
12/13                         $16,961                            $19,622
12/14                         $18,561                            $21,958
12/15                         $18,863                            $21,914

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2015)
--------------------------------------------------------------------------------
                                                               Russell Midcap
                                                 Class I         Growth Index
--------------------------------------------------------------------------------
10 Years                                           6.55%               8.16%
5 Years                                           10.63%              11.54%
1 Year                                             1.63%              (0.20)%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on actual returns from July 1, 2015 through December 31, 2015.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                                      $1,000.00
Ending Account Value on 12/31/15                                       $  967.72
Expenses Paid During Period*                                           $    4.27

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.86% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2015 through December 31, 2015.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                                      $1,000.00
Ending Account Value on 12/31/15                                       $1,020,87
Expenses Paid During Period*                                           $    4.38

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.86% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

During the 12-month period ended December 31, 2015, returns for Pioneer Select Mid Cap Growth VCT Portfolio exceeded those of the Portfolio's benchmark, the Russell Midcap Growth Index, and the Portfolio's Lipper peers. In the following interview, Ken Winston reviews the investment background and details some of the factors and decisions that drove the Portfolio's performance during the period. Mr. Winston, a vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Portfolio, along with Shaji John, a vice president and a portfolio manager at Pioneer, and Jon Stephenson, a vice president and a portfolio manager at Pioneer.

Q: How did the Portfolio perform in that environment during the 12-month period ended December 31, 2015?

A: Pioneer Select Mid Cap Growth VCT Portfolio's Class I shares returned 1.63% at net asset value during the 12-month period ended December 31, 2015, while the Portfolio's benchmark, the Russell Midcap Growth Index (the Russell Index), returned -0.20%. During the same period, the average return of the 86 variable portfolios in Lipper's Mid Cap Growth Underlying Funds category was -0.30%.

Q: How would you describe the investment environment for equities during the 12-month period ended December 31, 2015?

A: After peaking in June 2015, U.S. equity markets became very volatile over the balance of the reporting period and the Portfolio's fiscal year, despite generally favorable economic conditions. Economic growth, overall, was steady, but fell short of the accelerated pace hoped for by market participants. Employment trends featured healthy job creation late in the period, after months of sluggish gains. Oil prices remained low, wreaking severe damage on the energy sector, with spillover effects into several industrial businesses.

    With regard to energy, we think the negatives attributable to slumping oil and other commodity prices outweighed the benefits, as low energy prices appeared not to have stimulated consumer spending, with rising costs for health care, rents, and other day-to-day expenses offsetting any savings consumers derived from reduced energy outlays. Robust car and truck sales - direct beneficiaries of low prices at the gas pump - were a notable bright spot in the consumer discretionary sector. Moreover, unusually warm weather during the fall of 2015 hurt sales of winter goods.

    Included among several issues that caused anxiety in the markets during the period were the growing likelihood of higher U.S. interest rates and the impact of a strong U.S. dollar on exporters. In addition, China's economic growth slackened, eroding global demand for commodities and industrial goods. Other emerging markets economies also slowed markedly, with Brazil, in particular, suffering recession-like conditions. U.S. interest rates finally did increase by a small amount in December when the Federal Reserve (the Fed) raised the Federal funds rate for the first time in several years.

Q: What were the main reasons for the Portfolio's outperformance of its benchmark, the Russell Index, during the 12-month period ended December 31, 2015?

A: The Portfolio's outperformance of the Russell Index stemmed entirely from successful stock selection, whereas asset allocation decisions hurt relative returns. Within the Russell Index, consumer staples, health care, and information technology were the strongest-performing sectors, while energy and utilities delivered the weakest performance during the period. The

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

    Portfolio's strongest selection results relative to the benchmark were in information technology, consumer discretionary, and health care. Meanwhile, the portfolio's overweight stance in the slumping energy sector detracted from the Portfolio's benchmark-relative performance, while an overweight of the strong-performing health care sector only partially offset the damage done by the energy overweight.

Q: Which stock selections had the greatest positive impact on the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2015?

A: In the information technology sector, the Portfolio's shares of Skyworks Solutions made a sizable contribution to benchmark-relative returns during the 12-month period. Skyworks, which designs and manufactures semiconductors for mobile devices, continued to gain market share over the period. The company has shown particular strength in integrating multiple functions (amplification, filtering, switching) onto individual chips. Skyworks also has made good progress in broad markets, such as automobiles, connected homes and industrial applications. Skyworks' chips have met the challenge of being compatible with phones that operate on various global standards, thus reducing the need for separate phones in different regions. Finally, the so-called "Internet of Things," which is the rapid proliferation of connected devices, has the potential to expand the company's earnings in coming years.

    In health care, a position in Neurocrine Biosciences was the top overall contributor to the Portfolio's relative performance during the period. Neurocrine is a biopharmaceutical company that develops treatments for neurological and endocrine diseases. One of Neurocrine's lead products, Elagolix, an oral drug for endometriosis and uterine fibroids, is expected to launch in 2017, based on continued positive trial data. Favorable trial results, too, are boosting prospects for Neurocrine's second-leading product, Valbenazine. The drug, also expected to reach the market in 2017, targets Tardive dyskinesia and Tourette's syndrome; treatments for those conditions hold big market potential. A position in another biopharmaceutical firm, Alkermes, also aided the Portfolio's relative returns during the period. Alkermes has several drugs on the market and in its pipeline that target schizophrenia, addiction and depression. The company's shares rose in price as investors came to appreciate the potential of the drug ALKS 3831 in treating schizophrenia. Alkermes' broad pipeline also includes a promising drug for the treatment of multiple sclerosis (M.S.). Both ALKS 3831 and the M.S. drug have demonstrated solid clinical data. Also in health care, NPS Pharmaceuticals, a long-time holding, was acquired by Shire during the period at a significant premium to its market price, thus contributing to the Portfolio's relative performance. The medications produced by NPS target rare gastrointestinal disorders.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15                             (continued)
--------------------------------------------------------------------------------

    Finally, in consumer discretionary, not owning retailer Macy's, which struggled during the period, contributed to the Portfolio's benchmark-relative performance. In addition, the Portfolio's shares of Lithia Motors, an automobile retailer, aided relative returns in the sector. Lithia has grown through well-integrated acquisitions and the resulting efficiencies in managing administrative costs. Once overly dependent on Chrysler sales, Lithia now sells Audi, Honda and Toyota vehicles among 30 total brands offered at more than 120 retail locations in the western and northwestern United States. The company has also done well in its used car business, a segment that produces higher margins than new car sales.

Q: Which stock selections detracted from the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2015?

A: Keurig Green Mountain, from the consumer staples sector, was the biggest disappointment in the Portfolio during the 12-month period. Poor consumer reaction to Keurig's newest line of coffee brewers had the related effect of eating into sales of the company's coffee pods. In addition, by opening its brewing system to other brands, Keurig lost market share for its own Green Mountain coffee pods, which have been more profitable. Keurig also introduced its KOLD system for delivering cold drinks during the period, and investors were disappointed by the high initial sales prices of both the KOLD machines and the pods, which signaled a smaller market opportunity for the products than had been anticipated. Due to the many issues outlined here, we eliminated the bulk of the Portfolio's Keurig holding, retaining only a small position that matches the company's weighting in the Russell Index.

    The Portfolio's shares of Cabot Oil & Gas, an exploration-and-production (E&P) company, suffered along with the rest of the energy sector during the period, and detracted from relative performance. Cabot produces natural gas, primarily from its holdings in the Marcellus Shale formation in Appalachia, and Cabot is moving aggressively to develop the properties. Nevertheless, the company's results fell victim to the sharp decline (more than 50%) in the price of natural gas over the 12-month period. We trimmed the Portfolio's position in Cabot, maintaining a small allocation at period end.

    In industrials, American Airlines Group, a leading global air carrier, was a subpar performer in the Portfolio. American's revenues-per-available-passenger-mile, a key metric for the airline industry, disappointed investors during the 12-month period. In addition, the market has become concerned that fast-growing industry capacity may harm American's business. We have retained the Portfolio's position, however, in the belief that the stock's current valuation does not adequately reflect American's potential long-term earnings power.

Q: Did the Portfolio have any exposure to derivatives during the 12-month period ended December 31, 2015? If so, did the use of derivatives have any effect on the Portfolio's performance?

A:  No. The Portfolio had no exposure to derivatives during the 12-month period.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Q:  What is your outlook as we head into a new calendar year?

A: We are cautiously optimistic on the medium-term outlook for equities, although we think volatility is likely to persist in 2016. Earnings for U.S. companies seem poised to grow as chaotic commodity markets settle down and the U.S. dollar stabilizes relative to other currencies.

    Consumer confidence could get a boost from cheap energy and favorable employment trends. Meanwhile, the sluggish pace of global economic growth combined with low commodity prices seem likely to contain inflation, thus reducing the need for significantly higher interest rates, though the Fed, as mentioned earlier, has embarked on what could be a course of gradual rate increases here in the U.S. in the coming months. Even so, we believe rates will remain in a low range for an extended period, given current, relatively tame levels of inflation.

    Under these conditions, we believe investors will be willing to pay a premium for shares of companies with strong business models that can exhibit sustainable growth rates and levels of innovation. We look for all of those positive traits when selecting the mid-cap equities we favor holding in the Portfolio.

Please refer to the Schedule of Investments on pages 8 to 14 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15
--------------------------------------------------------------------------------

      Shares                                                               Value
                COMMON STOCKS - 99.4%
                Energy - 1.7%
                Oil & Gas Exploration & Production - 1.7%
      24,439    Cabot Oil & Gas Corp.                                  $     432,326
       6,428    Cimarex Energy Co.                                           574,535
      64,786    Memorial Resource Development Corp.*                       1,046,294
                                                                       -------------
                                                                       $   2,053,155
                                                                       -------------
                Total Energy                                           $   2,053,155
                                                                       -------------
                Materials - 4.8%
                Commodity Chemicals - 0.3%
       5,688    Westlake Chemical Corp.                                $     308,972
                                                                       -------------
                Specialty Chemicals - 2.2%
      23,268    Flotek Industries, Inc.*                               $     266,186
       4,469    The Sherwin-Williams Co.                                   1,160,152
      11,683    WR Grace & Co.*                                            1,163,510
                                                                       -------------
                                                                       $   2,589,848
                                                                       -------------
                Construction Materials - 0.6%
       7,829    Vulcan Materials Co.                                   $     743,520
                                                                       -------------
                Metal & Glass Containers - 1.3%
      17,259    Ball Corp.                                             $   1,255,247
       9,480    Berry Plastics Group, Inc.*                                  342,986
                                                                       -------------
                                                                       $   1,598,233
                                                                       -------------
                Paper Packaging - 0.4%
       7,754    Packaging Corp. of America                             $     488,890
                                                                       -------------
                Total Materials                                        $   5,729,463
                                                                       -------------
                Capital Goods - 8.7%
                Aerospace & Defense - 1.7%
      16,235    Astronics Corp.*                                       $     660,927
       5,694    Raytheon Co.                                                 709,074
       6,710    Rockwell Collins, Inc.                                       619,333
                                                                       -------------
                                                                       $   1,989,334
                                                                       -------------
                Building Products - 1.9%
      10,784    Allegion Plc                                           $     710,881
      15,552    Fortune Brands Home & Security, Inc.                         863,136
       5,184    Lennox International, Inc.                                   647,482
                                                                       -------------
                                                                       $   2,221,499
                                                                       -------------
                Electrical Components & Equipment - 0.7%
       3,840    Acuity Brands, Inc.                                    $     897,792
                                                                       -------------
                Industrial Conglomerates - 0.6%
       3,836    Roper Technologies, Inc.                               $     728,034
                                                                       -------------
                Construction & Farm Machinery & Heavy Trucks - 0.9%
      10,788    WABCO Holdings, Inc.*                                  $   1,103,181
                                                                       -------------
                Industrial Machinery - 1.9%
      16,367    Albany International Corp.                             $     598,214
       8,567    Dover Corp.                                                  525,243
       3,671    Snap-on, Inc.                                                629,320
       4,608    Stanley Black & Decker, Inc.                                 491,812
                                                                       -------------
                                                                       $   2,244,589
                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

      Shares                                                               Value
                Trading Companies & Distributors - 1.0%
      24,121    HD Supply Holdings, Inc.*                              $     724,354
       6,390    United Rentals, Inc.*                                        463,531
                                                                       -------------
                                                                       $   1,187,885
                                                                       -------------
                Total Capital Goods                                    $  10,372,314
                                                                       -------------
                Commercial Services & Supplies - 4.4%
                Office Services & Supplies - 0.6%
      33,442    Pitney Bowes, Inc.                                     $     690,577
                                                                       -------------
                Diversified Support Services - 0.9%
       5,665    Cintas Corp.                                           $     515,798
      19,407    TransUnion                                                   535,051
                                                                       -------------
                                                                       $   1,050,849
                                                                       -------------
                Human Resource & Employment Services - 1.5%
      12,356    ManpowerGroup, Inc.                                    $   1,041,487
       5,701    Towers Watson & Co.                                          732,350
                                                                       -------------
                                                                       $   1,773,837
                                                                       -------------
                Research & Consulting Services - 1.4%
       6,619    Equifax, Inc.                                          $     737,158
      13,229    Verisk Analytics, Inc.*                                    1,017,046
                                                                       -------------
                                                                       $   1,754,204
                                                                       -------------
                Total Commercial Services & Supplies                   $   5,269,467
                                                                       -------------
                Transportation - 4.3%
                Airlines - 3.8%
       9,111    Alaska Air Group, Inc.                                 $     733,527
      43,228    American Airlines Group, Inc.                              1,830,706
      32,376    Southwest Airlines Co.                                     1,394,111
       8,955    United Continental Holdings, Inc.*                           513,122
                                                                       -------------
                                                                       $   4,471,466
                                                                       -------------
                Trucking - 0.5%
       1,620    AMERCO                                                 $     630,990
                                                                       -------------
                Total Transportation                                   $   5,102,456
                                                                       -------------
                Automobiles & Components - 1.7%
                Auto Parts & Equipment - 1.7%
      10,585    Delphi Automotive Plc                                  $     907,452
       9,104    Lear Corp.                                                 1,118,244
                                                                       -------------
                                                                       $   2,025,696
                                                                       -------------
                Total Automobiles & Components                         $   2,025,696
                                                                       -------------
                Consumer Durables & Apparel - 1.5%
                Home Furnishings - 0.7%
       4,624    Mohawk Industries, Inc.*                               $     875,739
                                                                       -------------
                Homebuilding - 0.3%
      13,178    DR Horton, Inc.                                        $     422,091
                                                                       -------------
                Apparel, Accessories & Luxury Goods - 0.5%
       6,816    Under Armour, Inc.*                                    $     549,438
                                                                       -------------
                Total Consumer Durables & Apparel                      $   1,847,268
                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

      Shares                                                               Value
                Consumer Services - 4.2%
                Hotels, Resorts & Cruise Lines - 0.7%
      14,444    Norwegian Cruise Line Holdings, Ltd.*                  $     846,418
                                                                       -------------
                Restaurants - 2.8%
       3,956    Buffalo Wild Wings, Inc.*                              $     631,575
      22,699    Dave & Buster's Entertainment, Inc.                          947,456
       5,806    Panera Bread Co.*                                          1,130,893
      17,316    Texas Roadhouse, Inc.                                        619,393
                                                                       -------------
                                                                       $   3,329,317
                                                                       -------------
                Specialized Consumer Services - 0.7%
      25,632    H&R Block, Inc.                                        $     853,802
                                                                       -------------
                Total Consumer Services                                $   5,029,537
                                                                       -------------
                Retailing - 12.4%
                Internet Retail - 0.9%
       8,434    Expedia, Inc.                                          $   1,048,346
                                                                       -------------
                General Merchandise Stores - 2.1%
      16,687    Dollar General Corp.*                                  $   1,199,295
      16,550    Dollar Tree, Inc.*                                         1,277,991
                                                                       -------------
                                                                       $   2,477,286
                                                                       -------------
                Apparel Retail - 1.4%
      10,586    L Brands, Inc.                                         $   1,014,351
      13,028    Ross Stores, Inc.                                            701,037
                                                                       -------------
                                                                       $   1,715,388
                                                                       -------------
                Home Improvement Retail - 1.4%
      21,524    Lowe's Companies, Inc.                                 $   1,636,685
                                                                       -------------
                Specialty Stores - 3.4%
      13,384    Signet Jewelers, Ltd.                                  $   1,655,467
      12,586    Tractor Supply Co.*                                        1,076,103
       7,619    Ulta Salon Cosmetics & Fragrance, Inc.*                    1,409,515
                                                                       -------------
                                                                       $   4,141,085
                                                                       -------------
                Automotive Retail - 2.8%
       9,901    Advance Auto Parts, Inc.                               $   1,490,200
       8,613    Lithia Motors, Inc.                                          918,749
       3,659    O'Reilly Automotive, Inc.*                                   927,264
                                                                       -------------
                                                                       $   3,336,213
                                                                       -------------
                Homefurnishing Retail - 0.4%
       8,489    Williams-Sonoma, Inc.                                  $     495,842
                                                                       -------------
                Total Retailing                                        $  14,850,845
                                                                       -------------
                Food & Staples Retailing - 2.5%
                Drug Retail - 0.5%
      77,384    Rite Aid Corp.*                                        $     606,691
                                                                       -------------
                Food Retail - 2.0%
      40,243    The Kroger Co.                                         $   1,683,365
      21,186    Whole Foods Market, Inc.                                     709,731
                                                                       -------------
                                                                       $   2,393,096
                                                                       -------------
                Total Food & Staples Retailing                         $   2,999,787
                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

      Shares                                                               Value
                Food, Beverage & Tobacco - 7.6%
                Brewers - 1.1%
      13,990    Molson Coors Brewing Co. (Class B)                     $   1,313,941
                                                                       -------------
                Distillers & Vintners - 1.2%
      10,315    Constellation Brands, Inc.*                            $   1,469,269
                                                                       -------------
                Soft Drinks - 0.6%
       4,731    Monster Beverage Corp.                                 $     704,730
                                                                       -------------
                Packaged Foods & Meats - 4.7%
      11,356    Campbell Soup Co.                                      $     596,758
      14,128    ConAgra Foods, Inc.                                          595,636
      10,136    Hormel Foods Corp.                                           801,555
       5,673    Keurig Green Mountain, Inc.                                  510,457
      26,324    The Hain Celestial Group, Inc.*                            1,063,226
       7,780    The Hershey Co.                                              694,521
       8,880    The WhiteWave Foods Co.*                                     345,521
      19,336    Tyson Foods, Inc.                                          1,031,189
                                                                       -------------
                                                                       $   5,638,863
                                                                       -------------
                Total Food, Beverage & Tobacco                         $   9,126,803
                                                                       -------------
                Health Care Equipment & Services - 9.9%
                Health Care Equipment - 4.0%
     112,095    Boston Scientific Corp.*                               $   2,067,032
      23,792    Edwards Lifesciences Corp.*                                1,879,092
      21,727    Insulet Corp.*                                               821,498
                                                                       -------------
                                                                       $   4,767,622
                                                                       -------------
                Health Care Supplies - 2.8%
      30,332    Align Technology, Inc.*                                $   1,997,362
      71,430    Endologix, Inc.*                                             707,157
      24,393    LDR Holding Corp.*                                           612,508
                                                                       -------------
                                                                       $   3,317,027
                                                                       -------------
                Health Care Distributors - 0.9%
      12,291    Cardinal Health, Inc.                                  $   1,097,218
                                                                       -------------
                Health Care Services - 1.2%
      20,243    MEDNAX, Inc.*                                          $   1,450,613
                                                                       -------------
                Managed Health Care - 1.0%
      15,164    WellCare Health Plans, Inc.*                           $   1,185,976
                                                                       -------------
                Total Health Care Equipment & Services                 $  11,818,456
                                                                       -------------
                Pharmaceuticals, Biotechnology & Life Sciences - 7.5%
                Biotechnology - 3.7%
      11,298    Alder Biopharmaceuticals, Inc.                         $     373,173
      17,619    Alkermes Plc*                                              1,398,596
      12,451    Medivation, Inc.*                                            601,881
      15,921    Neurocrine Biosciences, Inc.*                                900,651
       6,999    Ophthotech Corp.                                             549,631
      10,524    TESARO, Inc.*                                                550,616
                                                                       -------------
                                                                       $   4,374,548
                                                                       -------------
                Pharmaceuticals - 2.2%
      17,079    Endo International Plc                                 $   1,045,576
      11,128    Jazz Pharmaceuticals Plc*                                  1,564,152
                                                                       -------------
                                                                       $   2,609,728
                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

      Shares                                                               Value
                Life Sciences Tools & Services - 1.6%
      24,538    Charles River Laboratories International, Inc.*        $   1,972,610
                                                                       -------------
                Total Pharmaceuticals, Biotechnology & Life Sciences   $   8,956,886
                                                                       -------------
                Banks - 1.2%
                Regional Banks - 1.2%
      18,461    BankUnited, Inc.*                                      $     665,704
       4,658    Signature Bank*                                              714,397
                                                                       -------------
                                                                       $   1,380,101
                                                                       -------------
                Total Banks                                            $   1,380,101
                                                                       -------------
                Diversified Financials - 6.7%
                Specialized Finance - 3.2%
       6,762    Intercontinental Exchange, Inc.                        $   1,732,830
      35,825    Nasdaq, Inc.                                               2,083,938
                                                                       -------------
                                                                       $   3,816,768
                                                                       -------------
                Consumer Finance - 0.4%
       8,810    Discover Financial Services, Inc.                      $     472,392
                                                                       -------------
                Asset Management & Custody Banks - 3.1%
       7,247    Affiliated Managers Group, Inc.*                       $   1,157,781
      21,404    Oaktree Capital Group LLC                                  1,021,399
      30,492    SEI Investments Co.                                        1,597,781
                                                                       -------------
                                                                       $   3,776,961
                                                                       -------------
                Total Diversified Financials                           $   8,066,121
                                                                       -------------
                Real Estate - 0.3%
                Health Care REIT - 0.3%
       6,291    Ventas, Inc.                                           $     355,001
                                                                       -------------
                Total Real Estate                                      $     355,001
                                                                       -------------
                Software & Services - 12.6%
                Internet Software & Services - 4.7%
       9,575    CoStar Group, Inc.*                                    $   1,979,057
      11,072    Demandware, Inc.*                                            597,556
       7,706    LinkedIn Corp.*                                            1,734,466
       2,802    NetEase, Inc. (A.D.R.)                                       507,834
      32,762    Twitter, Inc.*                                               758,113
                                                                       -------------
                                                                       $   5,577,026
                                                                       -------------
                IT Consulting & Other Services - 0.9%
       8,979    Cognizant Technology Solutions Corp.*                  $     538,920
       6,298    Gartner, Inc.*                                               571,229
                                                                       -------------
                                                                       $   1,110,149
                                                                       -------------
                Data Processing & Outsourced Services - 2.1%
       7,884    MasterCard, Inc.                                       $     767,586
      45,458    Sabre Corp.                                                1,271,460
      10,346    Vantiv, Inc.*                                                490,607
                                                                       -------------
                                                                       $   2,529,653
                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

      Shares                                                               Value
                Application Software - 3.9%
      11,971    Blackbaud, Inc.                                        $     788,410
       9,079    Intuit, Inc.                                                 876,124
      11,266    Mobileye NV                                                  476,326
      23,644    Qlik Technologies, Inc.*                                     748,569
       6,713    Splunk, Inc.*                                                394,792
      10,538    SS&C Technologies Holdings, Inc.*                            719,429
       3,476    The Ultimate Software Group, Inc.*                           679,593
                                                                       -------------
                                                                       $   4,683,243
                                                                       -------------
                Systems Software - 1.0%
       5,804    Fleetmatics Group Plc*                                 $     294,785
       6,975    ServiceNow, Inc.*                                            603,756
       3,505    Tableau Software, Inc.*                                      330,241
                                                                       -------------
                                                                       $   1,228,782
                                                                       -------------
                Total Software & Services                              $  15,128,853
                                                                       -------------
                Technology Hardware & Equipment - 1.2%
                Communications Equipment - 1.2%
       7,274    Harris Corp.                                           $     632,111
       4,528    Palo Alto Networks, Inc.*                                    797,562
                                                                       -------------
                                                                       $   1,429,673
                                                                       -------------
                Total Technology Hardware & Equipment                  $   1,429,673
                                                                       -------------
                Semiconductors & Semiconductor Equipment - 5.7%
                Semiconductor Equipment - 0.9%
      14,151    Lam Research Corp.*                                    $   1,123,872
                                                                       -------------
                Semiconductors - 4.8%
      13,531    Analog Devices, Inc.                                   $     748,535
       5,862    Avago Technologies, Ltd.                                     850,869
      16,085    Broadcom Corp.                                               930,035
      29,429    Integrated Device Technology, Inc.*                          775,454
      11,611    Microsemi Corp.*                                             378,402
      10,228    Qorvo, Inc.                                                  520,605
      13,130    Skyworks Solutions, Inc.*                                  1,008,778
      10,109    Xilinx, Inc.                                                 474,820
                                                                       -------------
                                                                       $   5,687,498
                                                                       -------------
                Total Semiconductors & Semiconductor Equipment         $   6,811,370
                                                                       -------------
                Telecommunication Services - 0.5%
                Wireless Telecommunication Services - 0.5%
       6,235    SBA Communications Corp.*                              $     655,111
                                                                       -------------
                Total Telecommunication Services                       $     655,111
                                                                       -------------
                TOTAL COMMON STOCKS
                (Cost $102,941,290)                                    $ 119,008,363
                                                                       -------------
                TOTAL INVESTMENT IN SECURITIES - 99.4%
                (Cost $102,941,290) (a)                                $ 119,008,363
                                                                       -------------
                OTHER ASSETS & LIABILITIES - 0.6%                      $     718,566
                                                                       -------------
                TOTAL NET ASSETS - 100.0%                              $ 119,726,929
                                                                       =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

REIT      Real Estate Investment Trust.

(a) At December 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $103,748,330 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
            there is an excess of value over tax cost                              $18,099,263
            Aggregate gross unrealized depreciation for all investments in which
            there is an excess of tax cost over value                               (2,839,230)
                                                                                   -----------
            Net unrealized appreciation                                            $15,260,033
                                                                                   ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2015 aggregated to $118,771,975 and $132,696,542, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2015, in valuing the Portfolio's investments:

                           Level 1         Level 2      Level 3        Total
Common Stocks           $119,008,363        $ --         $ --       $119,008,363
                        ------------        ----         ----       ------------
    Total               $119,008,363        $ --         $ --       $119,008,363
                        ============        ====         ====       ============

During the year ended December 31, 2015, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended     Year Ended     Year Ended   Year Ended    Year Ended
                                                             12/31/15       12/31/14       12/31/13     12/31/12      12/31/11
Class I
Net asset value, beginning of period                        $    28.73     $    32.78     $    24.07    $   22.49     $   23.01
                                                            ----------     ----------     ----------    ---------     ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $    (0.04)(e) $    (0.07)    $    (0.11)   $   (0.09)    $   (0.13)
   Net realized and unrealized gain (loss) on investments         0.68           2.93          10.05         1.67         (0.39)
                                                            ----------     ----------     ----------    ---------     ---------
       Net increase (decrease) from investment operations   $     0.64     $     2.86     $     9.94    $    1.58     $   (0.52)
                                                            ----------     ----------     ----------    ---------     ---------
Distribution to shareowners:
   Net investment income                                    $       --     $       --     $       --    $      --     $      --
   Net realized gain                                             (3.26)         (6.91)         (1.23)          --            --
                                                            ----------     ----------     ----------    ---------     ---------
Total distributions                                         $    (3.26)    $    (6.91)    $    (1.23)   $      --     $      --
                                                            ----------     ----------     ----------    ---------     ---------
Net increase (decrease) in net asset value                  $    (2.62)    $    (4.05)    $     8.71    $    1.58     $   (0.52)
                                                            ----------     ----------     ----------    ---------     ---------
Net asset value, end of period                              $    26.11     $    28.73     $    32.78    $   24.07     $   22.49
                                                            ==========     ==========     ==========    =========     =========
Total return*                                                     1.63%(f)       9.43%(c)      42.46%        7.02%(b)     (2.26)%(a)
Ratio of net expenses to average net assets (d)                   0.86%          0.86%          0.84%        0.85%         0.84%
Ratio of net investment income (loss) to average net assets      (0.13)%        (0.25)%        (0.36)%      (0.34)%       (0.54)%
Portfolio turnover rate                                             93%           106%           162%         135%          111%
Net assets, end of period (in thousands)                    $  119,727     $  132,496     $  135,657    $ 110,170     $ 121,377
Ratios with no waiver of fees and assumption of expenses by
    Adviser and no reduction for fees paid indirectly:
    Total expenses to average net assets (d)                      0.86%          0.86%          0.84%        0.87%         0.84%
    Net investment income (loss) to average net assets           (0.13)%        (0.25)%        (0.36)%      (0.36)%       (0.54)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been (2.31)%.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 6.96%.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 9.35%.

(d)   Includes interest expense of 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

(e) The per share data presented above is based on the average shares outstanding for the period presented.

(f) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 1.59%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/15
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $102,941,290)                      $119,008,363
  Cash                                                                   865,035
  Receivables --
     Investment securities sold                                          114,261
     Portfolio shares sold                                                29,871
     Dividends                                                            37,838
  Due from Pioneer Investment Management, Inc.                            20,906
  Other assets                                                               524
                                                                    ------------
         Total assets                                               $120,076,798
                                                                    ------------
LIABILITIES:
   Payables --
     Investment securities purchased                                $    291,221
     Portfolio shares repurchased                                         15,415
   Due to affiliates                                                       4,678
   Accrued expenses                                                       38,555
                                                                    ------------
         Total liabilities                                          $    349,869
                                                                    ------------
NET ASSETS:
  Paid-in capital                                                   $ 89,512,840
  Undistributed net investment income                                     14,266
  Accumulated net realized gain on investments                        14,132,750
  Net unrealized appreciation on investments                          16,067,073
                                                                    ------------
        Total net assets                                            $119,726,929
                                                                    ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $119,726,929/4,585,987 shares)                 $      26.11
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,020)                      $   947,664
  Interest                                                                       1,272
                                                                           -----------
        Total investment income                                                           $    948,936
                                                                                          ------------
EXPENSES:
  Management fees                                                          $   959,745
  Transfer agent fees                                                            1,275
  Administrative expense                                                        43,979
  Custodian fees                                                                23,210
  Professional fees                                                             40,643
  Printing expense                                                              27,388
  Fees and expenses of nonaffiliated Trustees                                    7,659
  Miscellaneous                                                                  7,716
                                                                           -----------
         Total expenses                                                                   $  1,111,615
                                                                                          ------------
             Net investment loss                                                          $   (162,679)
                                                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND CLASS ACTIONS:
  Net realized gain (loss) on:
    Investments                                                            $14,573,798
    Class Actions                                                               35,734    $ 14,609,532
                                                                           -----------    ------------
  Change in net unrealized appreciation (depreciation) on investments                     $(12,098,693)
                                                                                          ------------
  Net realized and unrealized gain (loss) on investments and class actions                $  2,510,839
                                                                                          ------------
  Net increase in net assets resulting from operations                                    $  2,348,160
                                                                                          ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             Year Ended        Year Ended
                                                                                              12/31/15          12/31/14
FROM OPERATIONS:
Net investment income (loss)                                                               $    (162,679)    $    (339,150)
Net realized gain (loss) on investments, class actions, written options
     and foreign currency transactions                                                        14,609,532        14,545,176
Change in net unrealized appreciation (depreciation) on investments
     and foreign currency transactions                                                       (12,098,693)       (2,287,396)
                                                                                           -------------     -------------
                                                                                           $   2,348,160     $  11,918,630
                                                                                           -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
     Class I ($3.26 and $6.91 per share, respectively)                                     $ (14,324,794)    $ (27,088,770)
                                                                                           -------------     -------------
           Total distributions to shareowners                                              $ (14,324,794)    $ (27,088,770)
                                                                                           -------------     -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $   5,174,124     $   6,866,746
Reinvestment of distributions                                                                 14,324,794        27,088,770
Cost of shares repurchased                                                                   (20,291,185)      (21,947,041)
                                                                                           -------------     -------------
     Net increase (decrease) in net assets resulting from Portfolio share transactions     $    (792,267)    $  12,008,475
                                                                                           -------------     -------------
     Net decrease in net assets                                                            $ (12,768,901)    $  (3,161,665)
NET ASSETS:
Beginning of year                                                                          $ 132,495,830     $ 135,657,495
                                                                                           -------------     -------------
End of year                                                                                $ 119,726,929     $ 132,495,830
                                                                                           -------------     -------------
Undistributed net investment income                                                        $      14,266     $      35,480
                                                                                           =============     =============

                                                   Year Ended       Year Ended      Year Ended     Year Ended
                                                    12/31/15         12/31/15        12/31/14       12/31/14
                                                     Shares           Amount          Shares         Amount
CLASS I
Shares sold                                         181,951        $  5,174,124       229,741     $ 6,866,746
Reinvestment of distributions                       519,956          14,324,794       974,416       27,088,770
Less shares repurchased                            (726,968)        (20,291,185)     (731,373)     (21,947,041)
                                                   --------        ------------      --------     ------------
   Net increase (decrease)                          (25,061)       $   (792,267)      472,784     $ 12,008,475
                                                   ========        ============      ========     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth VCT Portfolio (the Portfolio), is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.  Security Valuation

    The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

    Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

    Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At December 31, 2015, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 4).

E.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2015, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2015, the Portfolio reclassified $141,465 to increase undistributed net investment income, $87,358 to increase accumulated net realized gain on investments and foreign currency transactions and $228,823 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2015, were as follows:

--------------------------------------------------------------------------------
                                                 2015                    2014
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                              $        --             $ 9,443,435
Long-term capital gain                        14,324,794              17,645,335
                                             -----------             -----------
Total distributions                          $14,324,794             $27,088,770
                                             ===========             ===========
Distributable Earnings
Undistributed long-term gain                 $14,947,709
Net unrealized appreciation                   15,266,380
                                             -----------
Total                                        $30,214,089
                                             ===========

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustment relating to partnerships.

F.  Portfolio Shares

    The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.  Risks

    Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,678 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2015.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), provided substantially all transfer agent and shareowner services to the Portfolio at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Portfolio at negotiated rates.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Select Mid Cap Growth VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Select Mid Cap Growth VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Select Mid Cap Growth VCT Portfolio as of December 31, 2015, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2016

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (the "Adviser"), each portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause each portfolio's current investment advisory agreement with PIM to terminate. Accordingly, each portfolio's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Select Mid Cap Growth VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2015 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2015, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio manager of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class I shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment Portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM  OFOFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Thomas J. Perna (65)        Trustee since 2006.    Private investor (2004 - 2008 and 2013 -       Director, Broadridge Financial
Chairman of the Board and   Serves until a         present); Chairman (2008 - 2013) and Chief     Solutions, Inc. (investor
Trustee                     successor trustee is   Executive Officer (2008 - 2012), Quadriserv,   communications and securities
                            elected or earlier     Inc. (technology products for securities       processing provider for financial
                            retirement or          lending industry); and Senior Executive Vice   services industry) (2009 -
                            removal.               President, The Bank of New York (financial     present); Director, Quadriserv,
                                                   and securities services) (1986 - 2004)         Inc. (2005 - 2013); and
                                                                                                  Commissioner, New Jersey State
                                                                                                  Civil Service Commission (2011 -
                                                                                                  present)
====================================================================================================================================
David R. Bock (72)          Trustee since 2005.    Managing Partner, Federal City Capital         Director of New York Mortgage
Trustee                     Serves until a         Advisors (corporate advisory services          Trust (publicly-traded mortgage
                            successor trustee is   company) (1997 - 2004 and 2008 - present);     REIT) (2004 - 2009, 2012 -
                            elected or earlier     Interim Chief Executive Officer, Oxford        present); Director of The Swiss
                            retirement or          Analytica, Inc. (privately held research and   Helvetia Fund, Inc. (closed-end
                            removal.               consulting company) (2010); Executive Vice     fund) (2010 - present); Director
                                                   President and Chief Financial Officer,         of Oxford Analytica, Inc. (2008 -
                                                   I-trax, Inc. (publicly traded health care      present); and Director of
                                                   services company) (2004 - 2007); and           Enterprise Community Investment,
                                                   Executive Vice President and Chief Financial   Inc. (privately-held affordable
                                                   Officer, Pedestal Inc. (internet-based         housing finance company) (1985 -
                                                   mortgage trading company) (2000 - 2002);       2010);
                                                   Private Consultant (1995 - 1997); Managing
                                                   Director, Lehman Brothers (1992 - 1995); and
                                                   Executive, The World Bank (1979 - 1992)
====================================================================================================================================
Benjamin M. Friedman (71)   Trustee since 2008.    William Joseph Maier Professor of Political    Trustee, Mellon Institutional
Trustee                     Serves until a         Economy, Harvard University (1972 - present)   Funds Investment Trust and Mellon
                            successor trustee is                                                  Institutional Funds Master
                            elected or earlier                                                    Portfolio (oversaw 17 portfolios
                            retirement or                                                         in fund complex) (1989 - 2008)
                            removal.
====================================================================================================================================

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                            HELD BY TRUSTEE
Margaret B.W. Graham (68)   Trustee since 2000.    Founding Director, Vice President and           None
Trustee                     Serves until a         Corporate Secretary, The Winthrop Group,
                            successor trustee is   Inc. (consulting firm) (1982 - present);
                            elected or earlier     Desautels Faculty of Management, McGill
                            retirement or          University (1999 - present); and Manager of
                            removal.               Research Operations and Organizational
                                                   Learning, Xerox PARC, Xerox's advance
                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (67)    Trustee since 1995.    President and Chief Executive Officer,          Director of New America High
Trustee                     Serves until a         Newbury, Piret & Company, Inc. (investment      Income Fund, Inc. (closed-end
                            successor trustee is   banking firm) (1981 - present)                  investment company) (2004 -
                            elected or earlier                                                     present); and Member, Board of
                            retirement or                                                          Governors, Investment Company
                            removal.                                                               Institute (2000 - 2006)
====================================================================================================================================
Fred J. Ricciardi (68)      Trustee since 2014.    Consultant (investment company services)        None
Trustee                     Serves until a         (2012 - present); Executive Vice President,
                            successor trustee is   BNY Mellon (financial and investment company
                            elected or earlier     services) (1969 - 2012); Director, BNY
                            retirement or          International Financing Corp. (financial
                            removal.               services) (2002 - 2012); and Director,
                                                   Mellon Overseas Investment Corp. (financial
                                                   services) (2009 - 2012)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Kenneth J. Taubes (57)*      Trustee since 2014.    Director and Executive Vice President (since   None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S.
                             successor trustee      (since 2010) of PIM-USA; Executive Vice
                             is elected or          President and Chief Investment Officer, U.S.
                             earlier retirement     of Pioneer (since 2008); Executive Vice
                             or removal.            President of Pioneer Institutional Asset
                                                    Management, Inc. (since 2009); and Portfolio
                                                    Manager of Pioneer (since 1999)
====================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Lorraine H. Monchak (59)**   Advisory Trustee       Chief Investment Officer, 1199 SEIU Funds      Trustee of Pioneer closed-end
Advisory Trustee             since 2014.            (healthcare workers union pension funds)       investment companies (5
                                                    (2001 - present); Vice President -             portfolios) (Sept. 2015-present)
                                                    International Investments Group, American
                                                    International Group, Inc. (insurance company)
                                                    (1993 - 2001); Vice President Corporate
                                                    Finance and Treasury Group, Citibank,
                                                    N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                    President - Asset/Liability Management Group,
                                                    Federal Farm Funding Corporation
                                                    (government-sponsored issuer of debt
                                                    securities) (1988 - 1990); Mortgage
                                                    Strategies Group, Shearson Lehman Hutton,
                                                    Inc. (investment bank) (1987 - 1988); and
                                                    Mortgage Strategies Group, Drexel Burnham
                                                    Lambert, Ltd. (investment bank) (1986 - 1987)
====================================================================================================================================

**  Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM  OF OFFICE AND                                                   OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Lisa M. Jones (53)           Since 2014. Serves     Chair, Director, CEO and President of          Trustee of Pioneer closed-end
President and Chief          at the discretion of   Pioneer Investment Management USA Inc.         investment companies (5
Executive Officer            the Board.             ("PIM-USA") (since September 2014); Chair,     portfolios) (Sept. 2015-present)
                                                    Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September
                                                    2014); Chair, Director and CEO of Pioneer
                                                    Funds Distributor, Inc. (since September
                                                    2014); Chair, Director, CEO and President of
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since September 2014); and Chair, Director,
                                                    President and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan
                                                    Stanley Investment Management (2010 - 2013);
                                                    and Director of Institutional Business, CEO
                                                    of International, Eaton Vance Management
                                                    (2005 - 2010)
====================================================================================================================================
Christopher J. Kelley (51)   Since 2003. Serves     Vice President and Associate General Counsel   None
Secretary and Chief Legal    at the discretion of   of Pioneer since January 2008; Secretary and
Officer                      the Board.             Chief Legal Officer of all of the Pioneer
                                                    Funds since June 2010; Assistant Secretary
                                                    of all of the Pioneer Funds from September
                                                    2003 to May 2010; and Vice President and
                                                    Senior Counsel of Pioneer from July 2002 to
                                                    December 2007
====================================================================================================================================
Carol B. Hannigan (54)       Since 2010. Serves     Fund Governance Director of Pioneer since      None
Assistant Secretary          at the discretion of   December 2006 and Assistant Secretary of all
                             the Board.             the Pioneer Funds since June 2010; Manager -
                                                    Fund Governance of Pioneer from December
                                                    2003 to November 2006; and Senior Paralegal
                                                    of Pioneer from January 2000 to November
                                                    2003
====================================================================================================================================

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Thomas Reyes (53)            Since 2010. Serves     Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary          at the discretion of   Assistant Secretary of all the Pioneer Funds
                             the Board.             since June 2010; and Counsel of Pioneer from
                                                    June 2007 to May 2013
====================================================================================================================================
Mark E. Bradley (56)         Since 2008. Serves     Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief          at the discretion of   Treasurer of all of the Pioneer Funds since
Financial and Accounting     the Board.             March 2008; Deputy Treasurer of Pioneer from
Officer                                             March 2004 to February 2008; and Assistant
                                                    Treasurer of all of the Pioneer Funds from
                                                    March 2004 to February 2008
====================================================================================================================================
Luis I. Presutti (50)        Since 2000. Serves     Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer          at the discretion of   Assistant Treasurer of all of the Pioneer
                             the Board.             Funds
====================================================================================================================================
Gary Sullivan (57)           Since 2002. Serves     Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer          at the discretion of   Pioneer; and Assistant Treasurer of all of
                             the Board.             the Pioneer Funds
====================================================================================================================================
David F. Johnson (36)        Since 2009. Serves     Fund Administration Manager - Fund Treasury    None
Assistant Treasurer          at the discretion of   of Pioneer since November 2008; Assistant
                             the Board.             Treasurer of all of the Pioneer Funds since
                                                    January 2009; and Client Service Manager -
                                                    Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
====================================================================================================================================
Jean M. Bradley (63)         Since 2010. Serves     Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer     at the discretion of   all the Pioneer Funds since March 2010;
                             the Board.             Chief Compliance Officer of Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Pioneer since October 2005;
                                                    and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003
                                                    to October 2005
====================================================================================================================================
Kelly O'Donnell (44)         Since 2006. Serves     Director - Transfer Agency Compliance of       None
Anti-Money Laundering        at the discretion of   Pioneer and Anti-Money Laundering Officer of
Officer                      the Board.             all the Pioneer Funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18655-10-0216

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Bond VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        31

  Notes to Financial Statements                                               36

  Report of Independent Registered Public Accounting Firm                     43

  Approval of Investment Advisory Agreement                                   45

  Trustees, Officers and Service Providers                                    48

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/15
--------------------------------------------------------------------------------

Portfolio Diversification*
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 45.6%
U.S. Corporate Bonds                                                       24.0%
Collateralized Mortgage Obligations                                        17.1%
International Corporate Bonds                                               6.2%
Asset Backed Securities                                                     2.7%
Senior Secured Loans                                                        1.7%
Municipal Bonds                                                             1.6%
Temporary Cash Investment                                                   0.6%
U.S. Preferred Stocks                                                       0.3%
Convertible Preferred Stocks                                                0.2%

* Including investments in insurance linked securities totaling 0.1% of total investment portfolio.

Five Largest Holdings
(As a percentage of total long--term holdings)*

--------------------------------------------------------------------------------
1. U.S. Treasury Note, Floating Rate Note, 7/31/17                         4.33%
--------------------------------------------------------------------------------
2. U.S. Treasury Inflation Indexed Bonds, 0.125%, 7/15/24                  3.35
--------------------------------------------------------------------------------
3. U.S. Treasury Note, Floating Rate Note, 10/31/17                        3.06
--------------------------------------------------------------------------------
4. Fannie Mae, 4.0%, 1/13/16                                               2.03
--------------------------------------------------------------------------------
5. Fannie Mae, 4.5%, 6/1/44                                                1.58
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                             12/31/15          12/31/14
   Class I                                             $10.83            $11.23
   Class II                                            $10.85            $11.25

                                 Net
Distributions per Share          Investment      Short-Term        Long-Term
(1/1/15 - 12/31/15)              Income          Capital Gains     Capital Gains
   Class I                       $0.3318         $0.0061           $0.0979
   Class II                      $0.3071         $0.0061           $0.0979

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Barclays Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer Bond VCT        Pioneer Bond VCT         Barclays Aggregate
             Portfolio, Class I      Portfolio, Class II      Bond Index
12/05        $ 10,000                $ 10,000                 $ 10,000
12/06        $ 10,469                $ 10,443                 $ 10,433
12/07        $ 11,154                $ 11,099                 $ 11,160
12/08        $ 11,083                $ 11,001                 $ 11,745
12/09        $ 13,032                $ 12,904                 $ 12,442
12/10        $ 14,233                $ 14,058                 $ 13,255
12/11        $ 15,020                $ 14,813                 $ 14,295
12/12        $ 16,334                $ 16,061                 $ 14,897
12/13        $ 16,501                $ 16,195                 $ 14,596
12/14        $ 17,500                $ 17,133                 $ 15,467
12/15        $ 17,552                $ 17,146                 $ 15,552

The Barclays Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2015)

--------------------------------------------------------------------------------
                                                              Barclays Aggregate
                                   Class I     Class II*              Bond Index
--------------------------------------------------------------------------------
10 years                             5.79%         5.54%                   4.51%
5 years                              4.28%         4.05%                   3.25%
1 year                               0.30%         0.08%                   0.55%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on November 9, 2007. Performance shown for periods prior to the inception of Class II shares on November 9, 2007 is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from July 1, 2015 through December 31, 2015.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                   $1,000.00          $1,000.00
Ending Account Value on 12/31/15                    $  999.40          $  998.30
Expenses Paid During Period*                        $    3.12          $    4.23

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.62% and 0.84% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2015 through December 31, 2015.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                   $1,000.00          $1,000.00
Ending Account Value on 12/31/15                    $1,022.05          $1,020.97
Expenses Paid During Period*                        $    3.16          $    4.28

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.62%% and 0.84%% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Domestic bonds produced modest returns in 2015 as growing concerns about credit markets and rising interest rates limited potential investment opportunities. In the following interview, Kenneth J. Taubes and Charles Melchreit review the factors that affected the performance of Pioneer Bond VCT Portfolio during the 12-month period ended December 31, 2015. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Pioneer Investments, is responsible for the daily management of the Portfolio, along with Mr. Melchreit, Director of Investment-Grade Management, a senior vice president, and a portfolio manager at Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2015?

A: Pioneer Bond VCT Portfolio's Class I shares returned 0.30% at net asset value during the 12-month period ended December 31, 2015, and Class II shares returned 0.08%, while the Portfolio's benchmark, the Barclays Aggregate Bond Index (the Barclays Index), returned 0.55%. During the same period, the average return of the 17 variable portfolios in Lipper's Corporate Debt A-Rated Underlying Funds category was -0.21%.

Q: How would you describe the investment environment in the fixed-income markets during the 12-month period ended December 31, 2015?

A: Although the U.S. economy appeared to be growing steadily, rising market interest rates and increasing worries about slowing growth trends outside the United States limited total returns in the domestic fixed-income market.

     Market conditions were relatively benign in the first half of the year, as credit-sensitive debt performed well and market interest rates declined, leading to price gains by Treasuries and other high-quality debt securities. Global oil prices, which had declined precipitously in the final few months of 2014, appeared to strengthen early in 2015, lending support to corporate bond prices, especially prices of domestic high-yield corporates, which included many securities issued by energy companies. At the same time, solid job gains and a strengthening housing market suggested domestic economic growth was improving.

     Late in the second quarter (June), however, oil prices started falling again at the same time that investors were growing concerned about global economic growth trends. Among the mounting issues threatening global growth were a debt crisis in Greece, which led to anxieties about the European economy, especially in the banking system, and new evidence pointing to slowing growth in China's economy. In addition, the drop in oil prices led to fears that U.S. manufacturing output would slump, a concern fueled by speculation that weakness in foreign markets would lead to less demand for American manufacturing goods, especially as the U.S. dollar strengthened (a strong U.S. dollar makes U.S.-made products more expensive overseas). Counterbalancing all the negative factors was a very strong U.S. automotive industry, which recorded record production and sales.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     One of two major developments resulting from the multitude of headline worries during the period was that the U.S. Federal Reserve (Fed) chose to delay its plans to begin tightening monetary policy by raising short-term rates, as a rate hike once widely anticipated to take effect in September did not occur until December. A second consequence was the deterioration of credit-market conditions, especially in the energy and basic materials sectors. Credit spreads widened, which resulted in weak performance by lower-quality bonds, notably high-yield corporates. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

     Over the full 12-month period, market interest rates rose across the yield curve, with the largest increases at the shorter end as the curve flattened. The upward movement in interest rates exerted downward pressure on bond prices, including prices of Treasuries and other higher-quality debt securities. (The yield curve reflects the difference in yields among shorter- and longer-maturity bonds.) During the 12 months, the yield on the two-year Treasury rose by 38 basis points, or 0.38%, while the yields on 10-year Treasuries increased by 10 basis points (0.10%), and the yields on 30-year Treasuries rose by 26 basis points (0.26%).

     High-yield corporates posted negative returns for the full period, with energy sector bonds performing especially poorly. Emerging markets debt also struggled, with the sovereign bonds of many emerging markets nations declining sharply. U.S. Treasuries posted slightly positive results for the 12-month period, but still lagged the performance of U.S. agency mortgages guaranteed by Fannie Mae and Freddie Mac. Finally, the U.S. dollar continued to strengthen against virtually all foreign currencies.

Q: What were the principal factors that affected the Portfolio's performance relative to the benchmark Barclays Index during the 12-month period ended December 31, 2015?

A: The Portfolio's performance was positive during the 12-month period, but its return slightly lagged that of the benchmark. An overweight position in the industrials sector, especially in securities issued by energy companies, detracted from the Portfolio's benchmark-relative results during the period, and so did an underweight to government-agency mortgages - even though agency mortgages represented a large allocation in the Portfolio at the end of the fiscal year.

     While we maintained a shorter-than-benchmark duration in the Portfolio during the period, which aided relative returns, the positive effects of the duration positioning in a rising-interest-rate environment were offset by the loss of Portfolio income from investments in shorter-maturity securities. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15                             (continued)
--------------------------------------------------------------------------------

     On the positive side, the Portfolio's overall sector positioning supported benchmark-relative results, most notably its non-benchmark allocations to non-agency collateralized mortgage obligations, and to floating-rate bank loans. Other allocations that helped the Portfolio's relative returns during the period included positions in preferred securities issued by banking and financial companies, and investments in insurance-linked bonds.

Q:   How was the Portfolio positioned as of December 31, 2015?

A: At the end of the 12-month period, the top three allocations in the Portfolio were to U.S. government securities (more than 45%), U.S. corporate bonds (24%), and collateralized mortgage obligations (roughly 17%). International corporate bonds (more than 6%) represented another notable allocation, while asset-backed securities (2.7%), senior secured bank loans (1.7%), and municipal bonds (1.6%) combined to total another 6% of the Portfolio's investments.

Q: What factors affected the Portfolio's distributions to shareholders during the 12-month period ended December 31, 2015?

A: As interest rates crept up during the fiscal year, the Portfolio was able to earn additional current income, which, in turn, resulted in an increase in distributions to shareholders.

Q: Did you use any derivative securities in managing the Portfolio during the 12-month period ended December 31, 2015? If so, did the derivatives have any effect on the Portfolio's benchmark-relative performance?

A: Yes. We invested in some Treasury futures, which had a positive influence on relative performance by helping to shorten the Portfolio's duration. We also invested in some credit default swaps as a proxy for corporate bonds. The swaps detracted, slightly, from the Portfolio's performance during the period.

Q:   What is your investment outlook?

A: We believe fixed-income markets will continue to be volatile and challenging for investors in 2016. We anticipate that the Fed will follow through on its decision to tighten monetary policy further in 2016. The U.S. dollar also is likely to remain strong relative to other currencies. If the domestic economy continues to expand at a moderate pace, investors are likely to focus on growth, which could lead to a rally in credit-sensitive debt, including corporate bonds. We anticipate that, in spite of global pressures, the U.S. economy should still expand this year, perhaps with gross domestic product growth in the 2.25% - 2.50% range. If, however, domestic economic growth tapers off, we could see a more difficult period for credit markets, and the Fed may be more likely to slow down the pace of its rate hikes.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

     We think it is likely that the fixed-income market will continue to feature yields that are relatively low by historic standards, and that total returns will remain modest. In this environment, we may look for opportunities to add higher-yielding debt to the Portfolio, although we plan to remain cautious in a low-return market.

     While economic fundamentals in the United States appear to be good, we anticipate that the capital markets will be more volatile, especially in the early months of the year.

Please refer to the Schedule of Investments on pages 8 to 30 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15
--------------------------------------------------------------------------------

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             PREFERRED STOCKS - 0.3%
                             Banks - 0.2%
                             Diversified Banks - 0.2%
     7,837       7.12        Citigroup, Inc., Floating Rate Note (Perpetual)                                       $   219,514
                                                                                                                   -----------
                             Total Banks                                                                           $   219,514
                                                                                                                   -----------
                             Diversified Financials - 0.1%
                             Investment Banking & Brokerage - 0.1%
     2,470       6.38        Morgan Stanley, Floating Rate Note (Perpetual)                                        $    65,554
                                                                                                                   -----------
                             Total Diversified Financials                                                          $    65,554
                                                                                                                   -----------
                             TOTAL PREFERRED STOCKS
                             (Cost $255,121)                                                                       $   285,068
                                                                                                                   -----------
                             CONVERTIBLE PREFERRED STOCK - 0.2%
                             Banks - 0.2%
                             Diversified Banks - 0.2%
       155                   Wells Fargo & Co., 7.5% (Perpetual)                                                   $   180,263
                                                                                                                   -----------
                             Total Banks                                                                           $   180,263
                                                                                                                   -----------
                             TOTAL CONVERTIBLE PREFERRED STOCK
                             (Cost $152,770)                                                                       $   180,263
                                                                                                                   -----------
                             ASSET BACKED SECURITIES - 2.7%
                             Food & Staples Retailing - 0.1%
                             Food Retail - 0.1%
    47,938                   CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (144A)                                 $    47,663
                                                                                                                   -----------
                             Total Food & Staples Retailing                                                        $    47,663
                                                                                                                   -----------
                             Health Care Equipment & Services - 0.1%
                             Health Care Distributors - 0.1%
   100,000                   OneMain Financial Issuance Trust 2015-1, 3.19%, 3/18/26 (144A)                        $    99,380
                                                                                                                   -----------
                             Total Health Care Equipment & Services                                                $    99,380
                                                                                                                   -----------
                             Banks - 1.9%
                             Thrifts & Mortgage Finance - 1.9%
       667       6.21        ACE Securities Corp. Manufactured Housing Trust Series 2003-MH1,
                             Floating Rate Note, 8/15/30 (144A)                                                    $       666
   100,000                   American Homes 4 Rent 2015-SFR1, 4.11%, 4/18/52 (144A)                                     93,283
    40,000                   Ascentium Equipment Receivables 2015-1 LLC, 3.24%, 1/10/22 (144A)                          40,030
   105,000                   Bayview Financial Mortgage Pass-Through Trust 2006-A, 6.087%, 2/28/41 (Step)              110,654
   100,000                   BCC Funding Corp X, 3.622%, 11/20/20 (144A)                                                99,828
    27,223       0.92        Bear Stearns Asset Backed Securities I Trust 2005-FR1, Floating Rate Note, 6/25/35         27,011
    16,959       0.91        Bear Stearns Asset Backed Securities Trust 2006-SD2, Floating Rate Note, 6/25/36           16,620
       483       0.82        Carrington Mortgage Loan Trust Series 2005-NC4, Floating Rate Note, 9/25/35                   483
    99,818                   Colony American Finance 2015-1, Ltd., 2.896%, 10/17/47 (144A)                              98,226
   121,971       4.75        Countrywide Asset-Backed Certificates, Floating Rate Note, 12/25/35                       124,400
    51,282                   Equifirst Mortgage Loan Trust 2003-1, 4.01%, 12/25/32 (Step)                               51,639
    13,404       0.72        GSRPM Mortgage Loan Trust 2006-2, Floating Rate Note, 9/25/36 (144A)                       12,790
    41,711                   Icon Brand Holdings LLC, 4.352%, 1/25/43 (144A)                                            41,901
   100,000                   Leaf Receivables Funding 10 LLC, 2.74%, 3/15/21 (144A)                                     98,044
     9,633                   Lehman ABS Manufactured Housing Contract Trust 2001-B, 5.873%, 4/15/40                     10,112
    63,724       1.12        New Century Home Equity Loan Trust 2005-1, Floating Rate Note, 3/25/35                     63,251
    45,546       0.68        Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates Series 2005-4,
                             Floating Rate Note, 11/25/35                                                               45,178

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             Thrifts & Mortgage Finance - (continued)
    16,507       5.46        Origen Manufactured Housing Contract Trust 2004-B, Floating Rate Note, 11/15/35       $    16,714
    20,147       0.67        RAAC Series 2006-RP2 Trust, Floating Rate Note, 2/25/37 (144A)                             19,906
    99,667                   Store Master Funding I LLC, 3.75%, 4/20/45 (144A)                                          98,881
    20,723       0.64        Structured Asset Securities Corp., Mortgage Loan Trust 2006-GEL4,
                             Floating Rate Note, 10/25/36 (144A)                                                        20,569
     2,596                   Structured Asset Securities Corp., 4.77%, 10/25/34 (Step)                                   2,690
    17,681       1.36        Terwin Mortgage Trust Series TMTS 2003-8HE, Floating Rate Note, 12/25/34                   17,220
    67,379                   Terwin Mortgage Trust Series TMTS 2005-16HE, 4.29956%, 9/25/36 (Step)                      69,302
    40,000                   United Auto Credit Securitization Trust 2015-1, 2.92%, 6/17/19 (144A)                      39,699
    74,644                   US Residential Opportunity Fund III Trust 2015-1, 3.7213%, 1/29/35 (144A)                  74,159
    91,105                   VOLT XXXVI LLC, 3.625%, 7/25/45 (Step) (144A)                                              89,811
   190,416                   VOLT XXXVII LLC, 3.625%, 7/25/45 (Step) (144A)                                            188,239
    43,578                   Welk Resorts 2015-A LLC, 2.79%, 6/16/31 (144A)                                             42,903
   100,000                   Westlake Automobile Receivables Trust 2015-3, 3.05%, 5/17/21 (144A)                        99,287
                                                                                                                   -----------
                                                                                                                   $ 1,713,496
                                                                                                                   -----------
                             Total Banks                                                                           $ 1,713,496
                                                                                                                   -----------
                             Diversified Financials - 0.6%
                             Other Diversified Financial Services - 0.1%
    99,989                   AXIS Equipment Finance Receivables II LLC, 4.94%, 7/20/18 (144A)                      $   101,723
     7,730                   CNH Equipment Trust 2013-A, 0.69%, 6/15/18                                                  7,726
                                                                                                                   -----------
                                                                                                                   $   109,449
                                                                                                                   -----------
                             Specialized Finance - 0.3%
   125,000                   Domino's Pizza Master Issuer LLC, 3.484%, 10/25/45 (144A)                             $   122,500
    73,350                   Domino's Pizza Master Issuer LLC, 5.216%, 1/27/42 (144A)                                   75,450
    42,133                   JG Wentworth XXII LLC, 3.82%, 12/15/48 (144A)                                              43,174
                                                                                                                   -----------
                                                                                                                   $   241,124
                                                                                                                   -----------
                             Consumer Finance - 0.0%+
       124                   First Investors Auto Owner Trust 2012-2, 1.47%, 5/15/18 (144A)                        $       124
    25,000                   First Investors Auto Owner Trust 2013-1, 2.02%, 1/15/19 (144A)                             24,865
       486                   Santander Drive Auto Receivables Trust 2012-1, 3.78%, 11/15/17                                487
    18,753                   Santander Drive Auto Receivables Trust 2012-5, 2.7%, 8/15/18                               18,848
                                                                                                                   -----------
                                                                                                                   $    44,324
                                                                                                                   -----------
                             Asset Management & Custody Banks - 0.2%
    45,519                   Engs Commercial Finance Trust 2015-1, 0.7%, 8/22/16 (144A)                            $    45,519
   119,554                   Newstar Commercial Lease Funding 2015-1 LLC, 3.27%, 4/15/19 (144A)                        119,003
                                                                                                                   -----------
                                                                                                                   $   164,522
                                                                                                                   -----------
                             Total Diversified Financials                                                          $   559,419
                                                                                                                   -----------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $2,423,166)                                                                     $ 2,419,958
                                                                                                                   -----------
                             COLLATERALIZED MORTGAGE OBLIGATIONS - 16.8%
                             Banks - 15.3%
                             Thrifts & Mortgage Finance - 15.3%
   189,692       3.50        Agate Bay Mortgage Trust 2015-1, Floating Rate Note, 1/25/45 (144A)                   $   189,425
    95,718       3.50        Agate Bay Mortgage Trust 2015-2, Floating Rate Note, 3/25/45 (144A)                        97,367
   113,767       3.50        Agate Bay Mortgage Trust 2015-5, Floating Rate Note, 7/25/45 (144A)                       114,470
    59,774                   Alternative Loan Trust 2003-21T1, 5.75%, 12/25/33                                          60,879

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             Thrifts & Mortgage Finance - (continued)
   100,000       2.53        BAMLL Commercial Mortgage Securities Trust 2014-FL1, Floating Rate Note,
                             12/17/31 (144A)                                                                       $    99,514
   100,000       1.91        BAMLL Commercial Mortgage Securities Trust 2015-ASHF, Floating Rate Note,
                             1/18/28 (144A)                                                                             99,877
   200,000       2.47        BAMLL Re-REMIC Trust 2014-FRR7, Floating Rate Note, 10/26/44 (144A)                       196,606
    31,142                   Banc of America Alternative Loan Trust 2003-2, 5.75%, 4/25/33                              32,248
    13,775                   Banc of America Funding 2003-3 Trust, 5.5%, 10/25/33                                       14,274
    49,610       2.75        Banc of America Mortgage 2003-F Trust, Floating Rate Note, 7/25/33                         49,848
    11,996                   Banc of America Mortgage Trust 2004-11, 5.75%, 1/25/35                                     12,258
    41,510                   Banc of America Mortgage Trust 2004-9, 5.5%, 11/25/34                                      42,230
    32,953       1.10        Bella Vista Mortgage Trust 2004-1, Floating Rate Note, 11/20/34                            29,328
   200,000       2.83        CDGJ Commercial Mortgage Trust 2014-BXCH, Floating Rate Note, 12/15/27 (144A)             197,617
    25,844       2.86        CHL Mortgage Pass-Through Trust 2003-56, Floating Rate Note, 12/25/33                      26,050
   278,583       3.75        Citigroup Mortgage Loan Trust 2015-PS1, Floating Rate Note, 9/25/42 (144A)                283,041
    22,120                   Citigroup Mortgage Loan Trust, Inc., 5.5%, 9/25/34                                         23,781
    39,477                   Citigroup Mortgage Loan Trust, Inc., 6.75%, 9/25/34                                        41,768
    25,000                   COMM 2012-CCRE2 Mortgage Trust REMICS, 3.791%, 8/17/45                                     25,783
   200,000                   COMM 2012-CCRE2 Mortgage Trust, 3.147%, 8/15/45                                           201,857
    23,000                   COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/17/45                                           22,890
   100,000                   COMM 2012-LC4 Mortgage Trust, 4.063%, 12/12/44                                            105,001
    50,000                   COMM 2013-LC6 Mortgage Trust, 2.941%, 1/12/46                                              49,729
   100,000       2.48        COMM 2014-FL5 Mortgage Trust, Floating Rate Note, 10/17/31 (144A)                         100,239
   115,000       2.08        COMM 2014-SAVA Mortgage Trust, Floating Rate Note, 6/15/34 (144A)                         114,638
   100,000       3.81        COMM 2015-CCRE23 Mortgage Trust, Floating Rate Note, 5/12/48 (144A)                       101,192
   120,000       4.70        COMM 2015-CCRE25 Mortgage Trust, Floating Rate Note, 8/12/48                              123,639
   161,708                   Commercial Mortgage Pass Through Certificates, 2.822%, 10/17/45                           159,871
    67,270                   Credit Suisse Commercial Mortgage Trust Series 2007-C1, 5.361%, 2/15/40                    69,102
   265,102       1.55        CSMC Trust 2013-IVR2, Floating Rate Note, 4/27/43 (144A)                                  248,500
   200,000       1.53        CSMC Trust 2014-ICE, Floating Rate Note, 4/15/27 (144A)                                   197,713
   112,453       3.00        CSMC Trust 2014-WIN1, Floating Rate Note, 9/25/44 (144A)                                  112,751
   142,469       3.50        CSMC Trust 2014-WIN2, Floating Rate Note, 10/25/44 (144A)                                 145,121
   150,263                   CSMC Trust 2015-2, 3.0%, 2/25/45                                                          150,967
   218,182                   CSMC Trust 2015-2, 3.5%, 2/25/45 (144A)                                                   221,085
   100,000       3.38        GAHR Commercial Mortgage Trust 2015-NRF, Floating Rate Note, 12/15/19 (144A)               97,603
    51,126       0.69        Global Mortgage Securitization, Ltd., Floating Rate Note, 4/25/32                          48,976
   100,000                   GS Mortgage Securities Corp Trust 2012-SHOP, 2.933%, 6/6/31 (144A)                        101,306
   200,000                   GS Mortgage Securities Corp. II, 3.377%, 5/10/45                                          204,663
    25,000                   GS Mortgage Securities Corp. II, 3.682%, 2/10/46 (144A)                                    24,683
    11,103       1.22        Impac CMB Trust Series 2004-6, Floating Rate Note, 10/25/34                                10,583
    18,857       0.62        Impac Secured Assets Trust 2006-5, Floating Rate Note, 12/25/36                            17,729
    50,000       3.17        Irvine Core Office Trust 2013-IRV, Floating Rate Note, 5/15/48 (144A)                      49,703
   220,000                   JP Morgan Chase Commercial Mortgage Securities Corp., 2.84%, 12/17/47                     216,826
    14,246                   JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.397%, 5/15/45            14,389
   200,000                   JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
                             3.6159%, 11/15/43 (144A)                                                                  204,428

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             Thrifts & Mortgage Finance - (continued)
   100,000                   JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 REMICS,
                             3.8046%, 7/17/47                                                                      $   102,980
   100,000       2.53        JP Morgan Chase Commercial Mortgage Securities Trust 2014-FL4 REMICS,
                             Floating Rate Note, 12/16/30 (144A)                                                        99,758
   100,000       2.43        JP Morgan Chase Commercial Mortgage Securities Trust 2014-FL5 REMICS,
                             Floating Rate Note, 7/15/31 (144A)                                                         99,103
   200,000       3.08        JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
                             Floating Rate Note, 7/15/36 (144A)                                                        199,662
     5,535       2.62        JP Morgan Mortgage Trust 2003-A1, Floating Rate Note, 10/25/33                              5,507
    36,218       2.65        JP Morgan Mortgage Trust 2004-A1, Floating Rate Note, 2/25/34                              36,908
    19,961       2.57        JP Morgan Mortgage Trust 2004-A1, Floating Rate Note, 2/25/34                              20,225
   166,149       3.00        JP Morgan Mortgage Trust 2013-1, Floating Rate Note, 3/25/43 (144A)                       168,910
   241,332       3.00        JP Morgan Mortgage Trust 2013-1, Floating Rate Note, 3/25/43 (144A)                       235,975
   177,796       3.53        JP Morgan Mortgage Trust 2013-1, Floating Rate Note, 3/25/43 (144A)                       176,022
   206,814       3.50        JP Morgan Mortgage Trust 2013-2, Floating Rate Note, 5/25/43 (144A)                       208,139
    79,318       3.50        JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)                 80,200
   181,168       3.00        JP Morgan Mortgage Trust 2014-2, Floating Rate Note, 6/25/29 (144A)                       183,008
   126,968       3.42        JP Morgan Mortgage Trust 2014-2, Floating Rate Note, 6/25/29 (144A)                       129,512
   267,093       3.43        JP Morgan Mortgage Trust 2014-2, Floating Rate Note, 6/25/29 (144A)                       259,576
    98,552       3.00        JP Morgan Mortgage Trust 2014-5, Floating Rate Note, 10/25/29 (144A)                       99,861
    43,443       3.04        JP Morgan Mortgage Trust 2014-5, Floating Rate Note, 10/25/29 (144A)                       42,872
   119,825       4.08        JP Morgan Mortgage Trust 2014-OAK4, Floating Rate Note, 9/25/44 (144A)                    124,114
   189,472       3.50        JP Morgan Mortgage Trust 2015-4, Floating Rate Note, 6/26/45 (144A)                       192,228
   271,265       0.92        JP Morgan Seasoned Mortgage Trust 2014-1, Floating Rate Note, 5/25/33 (144A)              258,819
   135,122       3.00        JP Morgan Trust 2015-3 REMICS, Floating Rate Note, 5/25/45 (144A)                         135,024
   343,199       3.50        JP Morgan Trust 2015-6, Floating Rate Note, 10/25/45 (144A)                               342,826
    58,459       2.50        La Hipotecaria Panamanian Mortgage Trust 2010-1, Floating Rate Note, 9/8/39 (144A)         60,418
     3,108                   LB-UBS Commercial Mortgage Trust 2004-C1, 4.568%, 1/15/31                                   3,119
     4,508       1.17        Lehman Brothers Small Balance Commercial Mortgage Trust 2007-3 Class 1A4,
                             Floating Rate Note, 10/25/37 (144A)                                                         4,488
    93,309       2.19        LSTAR Securities Investment Trust 2015-4, Floating Rate Note, 4/1/20 (144A)                91,967
    42,619       2.24        MASTR Adjustable Rate Mortgages Trust 2003-3, Floating Rate Note, 9/25/33                  40,838
   200,000       3.00        Mill City Mortgage Trust 2015-2, Floating Rate Note, 9/25/57 (144A)                       200,766
   160,000       5.77        Morgan Stanley Capital I Trust 2006-HQ9 REMICS, Floating Rate Note, 7/12/44               161,967
   100,000       5.79        Morgan Stanley Capital I Trust 2006-HQ9, Floating Rate Note, 7/12/44                      101,433
   108,258       5.85        Morgan Stanley Capital I Trust 2006-TOP23, Floating Rate Note, 8/12/41                    109,018
    45,346                   Morgan Stanley Capital I Trust 2007-HQ13, 5.569%, 12/15/44                                 47,187
   198,844       3.75        New Residential Mortgage Loan Trust 2015-1, Floating Rate Note, 5/28/52 (144A)            198,670
   251,366       3.32        NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                             245,044
   218,239       3.25        NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                             214,091
   114,591       3.25        NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                             114,454
    21,289                   RALI Series 2003-QS15 Trust, 5.5%, 8/25/33                                                 21,819
    17,044                   RALI Series 2004-QS5 Trust, 4.75%, 4/25/34                                                 17,364
    72,998                   RREF 2015-LT7 LLC, 3.0%, 12/25/32 (144A)                                                   72,953
    51,358       1.04        Sequoia Mortgage Trust 2004-10, Floating Rate Note, 11/20/34                               48,435
   109,254       1.81        Sequoia Mortgage Trust 2012-6, Floating Rate Note, 12/26/42                               100,040
   353,676       1.87        Sequoia Mortgage Trust 2013-2, Floating Rate Note, 2/25/43                                323,020

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             Thrifts & Mortgage Finance - (continued)
   128,537       3.53        Sequoia Mortgage Trust 2013-3, Floating Rate Note, 3/25/43                            $   128,741
   174,326       2.33        Sequoia Mortgage Trust 2013-4 REMICS, Floating Rate Note, 4/27/43                         162,413
   376,386       2.50        Sequoia Mortgage Trust 2013-4, Floating Rate Note, 4/27/43                                358,228
   239,480       1.55        Sequoia Mortgage Trust 2013-4, Floating Rate Note, 4/27/43                                231,794
   134,412       3.50        Sequoia Mortgage Trust 2013-4, Floating Rate Note, 4/27/43                                133,810
   267,557       3.53        Sequoia Mortgage Trust 2013-6, Floating Rate Note, 5/25/43                                269,276
   199,046       2.50        Sequoia Mortgage Trust 2013-6, Floating Rate Note, 5/26/43                                190,687
   147,706       2.50        Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                                138,873
    99,801       3.00        Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                                 97,525
   103,707       3.55        Sequoia Mortgage Trust 2013-8, Floating Rate Note, 6/25/43                                103,991
   112,937       3.00        Sequoia Mortgage Trust 2015-1, Floating Rate Note, 1/25/45 (144A)                         109,969
   358,075       3.50        Sequoia Mortgage Trust 2015-2, Floating Rate Note, 5/25/45 (144A)                         356,900
   250,000       3.00        Sequoia Mortgage Trust 2015-4, Floating Rate Note, 11/25/30 (144A)                        252,500
     9,425       2.54        Structured Adjustable Rate Mortgage Loan Trust, Floating Rate Note, 11/25/34                9,319
    39,967       0.94        Structured Asset Mortgage Investments Trust 2003-AR2, Floating Rate Note, 12/19/33         38,400
    14,234       2.25        Thornburg Mortgage Securities Trust 2003-3, Floating Rate Note, 6/25/43                    14,069
    40,000                   TimberStar Trust I, 5.7467%, 10/15/36 (144A)                                               40,898
   169,156                   Towd Point Mortgage Trust 2015-1, 2.75%, 11/25/60 (144A)                                  167,179
   100,000                   UBS Commercial Mortgage Trust 2012-C1, 3.4%, 5/12/45                                      101,830
    90,725       2.83        Velocity Commercial Capital Loan Trust 2015-1, Floating Rate Note, 6/25/45 (144A)          91,179
    88,730                   VOLT XXX LLC, 3.625%, 10/25/57 (Step) (144A)                                               88,440
   100,000                   Wells Fargo Commercial Mortgage Trust 2014-LC16 REMICS, 3.477%, 8/17/50                   102,276
    75,000                   WFRBS Commercial Mortgage Trust 2011-C3, 3.998%, 3/15/44 (144A)                            77,984
   100,000                   WFRBS Commercial Mortgage Trust 2013-C16, 4.136%, 9/17/46                                 106,125
   148,032       3.50        WinWater Mortgage Loan Trust 2015-3 REMICS, Floating Rate Note, 3/20/45 (144A)            148,582
   225,714       3.50        WinWater Mortgage Loan Trust 2015-4, Floating Rate Note, 6/20/45 (144A)                   225,312
                                                                                                                   -----------
                                                                                                                   $13,876,168
                                                                                                                   -----------
                             Total Banks                                                                           $13,876,168
                                                                                                                   -----------
                             Diversified Financials - 0.1%
                             Other Diversified Financial Services - 0.1%
    90,671       1.77        Hilton USA Trust 2013-HLF, Floating Rate Note, 11/5/30 (144A)                         $    90,086
                                                                                                                   -----------
                             Total Diversified Financials                                                          $    90,086
                                                                                                                   -----------
                             Government - 1.4%
    69,822                   Federal Home Loan Mortgage Corp. REMICS, 4.0%, 6/15/22                                $    72,701
    25,000       4.30        Federal Home Loan Mortgage Corp., Floating Rate Note, 9/26/44 (144A)                       25,444
    13,571                   Federal National Mortgage Association REMICS, 4.5%, 6/25/29                                14,503
     1,161                   Federal National Mortgage Association REMICS, 5.0%, 9/25/39                                 1,182
   346,701                   Freddie Mac Whole Loan Securities Trust 2015-SC01, 3.5%, 5/25/45                          350,298
   125,000       4.93        FREMF Mortgage Trust 2011-K702, Floating Rate Note, 4/25/44 (144A)                        130,019
    50,000       4.88        FREMF Mortgage Trust 2011-K703, Floating Rate Note, 7/25/44 (144A)                         52,158
   189,733       4.24        FREMF Mortgage Trust 2014-KF05 REMICS, Floating Rate Note, 9/25/22 (144A)                 189,858
    25,000       3.40        FREMF Mortgage Trust Class B, Floating Rate Note, 11/25/46 (144A)                          25,167
   200,000       3.95        FREMF Mortgage Trust Class B, Floating Rate Note, 6/25/47 (144A)                          204,060
   100,000       3.40        FREMF Mortgage Trust Class C, Floating Rate Note, 11/25/46 (144A)                         100,277

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             Government - (continued)
    33,333                   Government National Mortgage Association, 3.0%, 4/20/41                               $    34,269
    25,774                   Government National Mortgage Association, 5.25%, 8/16/35                                   28,458
                                                                                                                   $ 1,228,394
                                                                                                                   -----------
                             Total Government                                                                      $ 1,228,394
                                                                                                                   -----------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $15,342,127)                                                                    $15,194,648
                                                                                                                   -----------
                             CORPORATE BONDS - 29.5%
                             Energy - 4.0%
                             Oil & Gas Drilling - 0.3%
    75,000                   Ensco Plc, 4.5%, 10/1/24                                                              $    51,628
    50,000                   Pride International, Inc., 6.875%, 8/15/20                                                 46,425
   150,000                   Rowan Companies, Inc., 4.75%, 1/15/24                                                     106,668
   128,000                   Rowan Companies, Inc., 5.85%, 1/15/44                                                      77,241
                                                                                                                   -----------
                                                                                                                   $   281,962
                                                                                                                   -----------
                             Oil & Gas Equipment & Services - 0.1%
    75,000                   Weatherford International, Ltd., Bermuda, 5.95%, 4/15/42                              $    52,688
                                                                                                                   -----------
                             Integrated Oil & Gas - 0.7%
    75,000                   BP Capital Markets Plc, 3.062%, 3/17/22                                               $    73,491
   225,000                   Chevron Corp., 2.193%, 11/15/19                                                           224,900
   125,000                   ConocoPhillips Co., 3.35%, 11/15/24                                                       114,314
   200,000                   Sinopec Group Overseas Development 2015, Ltd., 2.5%, 4/28/20 (144A)                       196,750
                                                                                                                   -----------
                                                                                                                   $   609,455
                                                                                                                   -----------
                             Oil & Gas Exploration & Production - 0.2%
    50,000                   Approach Resources, Inc., 7.0%, 6/15/21                                               $    17,750
   100,000                   Newfield Exploration Co., 5.625%, 7/1/24                                                   85,250
   100,000                   WPX Energy, Inc., 7.5%, 8/1/20                                                             81,000
                                                                                                                   -----------
                                                                                                                   $   184,000
                                                                                                                   -----------
                             Oil & Gas Refining & Marketing - 0.3%
    89,000                   EnLink Midstream Partners LP, 4.4%, 4/1/24                                            $    70,470
    75,000                   Motiva Enterprises LLC, 6.85%, 1/15/40 (144A)                                              76,942
   125,000                   Valero Energy Corp., 6.625%, 6/15/37                                                      125,677
                                                                                                                   -----------
                                                                                                                   $   273,089
                                                                                                                   -----------
                             Oil & Gas Storage & Transportation - 2.4%
   100,000                   Boardwalk Pipelines LP, 4.95%, 12/15/24                                               $    86,953
    90,000                   Buckeye Partners LP, 6.05%, 1/15/18                                                        93,431
    65,000       5.85        DCP Midstream LLC, Floating Rate Note, 5/21/43 (144A)                                      49,725
   225,000                   Enbridge Energy Partners LP, 7.375%, 10/15/45                                             215,567
    50,000                   Enterprise Products Operating LLC, 3.7%, 2/15/26                                           44,850
   125,000                   Enterprise Products Operating LLC, 3.75%, 2/15/25                                         114,338
   175,000                   Kinder Morgan Energy Partners LP, 4.25%, 9/1/24                                           148,861
   175,000                   Kinder Morgan, Inc. Delaware, 5.05%, 2/15/46                                              129,782
   110,000                   Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45                                                85,869
   150,000                   Plains All American Pipeline LP, 4.65%, 10/15/25                                          130,943
   100,000                   Plains All American Pipeline LP, 4.9%, 2/15/45                                             71,918

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             Oil & Gas Storage & Transportation - (continued)
   265,000                   Questar Pipeline Co., 5.83%, 2/1/18                                                   $   284,559
   100,000                   Sabine Pass LNG LP, 6.5%, 11/1/20                                                          97,000
   200,000                   Spectra Energy Capital LLC, 6.2%, 4/15/18                                                 211,684
    50,000                   Spectra Energy Capital LLC, 6.75%, 7/15/18                                                 53,765
    70,000                   Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                     55,906
    55,000                   Targa Resources Partners LP, 5.0%, 1/15/18 (144A)                                          50,875
   400,000                   The Williams Companies, Inc., 5.75%, 6/24/44                                              237,502
    69,000                   The Williams Companies, Inc., 7.75%, 6/15/31                                               48,866
                                                                                                                   -----------
                                                                                                                   $ 2,212,394
                                                                                                                   -----------
                             Total Energy                                                                          $ 3,613,588
                                                                                                                   -----------
                             Materials - 1.5%
                             Commodity Chemicals - 0.1%
   100,000                   Methanex Corp., 4.25%, 12/1/24                                                        $    88,660
                                                                                                                   -----------
                             Diversified Chemicals - 0.0%+
    30,000                   Eastman Chemical Co., 4.8%, 9/1/42                                                    $    27,544
                                                                                                                   -----------
                             Fertilizers & Agricultural Chemicals - 0.3%
   275,000                   Agrium, Inc., 5.25%, 1/15/45                                                          $   256,342
                                                                                                                   -----------
                             Construction Materials - 0.4%
   166,000                   CEMEX Espana SA, 9.875%, 4/30/19 (144A)                                               $   175,545
   200,000                   CRH America, Inc., 3.875%, 5/18/25 (144A)                                                 198,605
                                                                                                                   -----------
                                                                                                                   $   374,150
                                                                                                                   -----------
                             Metal & Glass Containers - 0.1%
   100,000                   Ball Corp., 5.25%, 7/1/25                                                             $   102,250
                                                                                                                   -----------
                             Paper Packaging - 0.3%
   150,000                   International Paper Co., 3.65%, 6/15/24                                               $   146,708
    25,000                   International Paper Co., 3.8%, 1/15/26                                                     24,631
   100,000                   International Paper Co., 6.0%, 11/15/41                                                   104,873
                                                                                                                   -----------
                                                                                                                   $   276,212
                                                                                                                   -----------
                             Diversified Metals & Mining - 0.1%
    45,000                   Freeport-McMoRan, Inc., 3.875%, 3/15/23                                               $    25,650
   100,000                   Freeport-McMoRan, Inc., 4.55%, 11/14/24                                                    57,250
                                                                                                                   -----------
                                                                                                                   $    82,900
                                                                                                                   -----------
                             Steel - 0.1%
    75,000                   Glencore Funding LLC, 4.0%, 4/16/25 (144A)                                            $    52,125
    25,000                   Glencore Funding LLC, 4.125%, 5/30/23 (144A)                                               18,438
                                                                                                                   -----------
                                                                                                                   $    70,563
                                                                                                                   -----------
                             Paper Products - 0.1%
    30,000                   Clearwater Paper Corp., 4.5%, 2/1/23                                                  $    28,200
    30,000                   Resolute Forest Products, Inc., 5.875%, 5/15/23                                            21,825
                                                                                                                   -----------
                                                                                                                   $    50,025
                                                                                                                   -----------
                             Total Materials                                                                       $ 1,328,646
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             Capital Goods - 1.2%
                             Aerospace & Defense - 0.4%
    60,000                   L-3 Communications Corp., 3.95%, 5/28/24                                              $    56,994
   275,000                   United Technologies Corp., 1.778%, 5/4/18 (Step)                                          272,224
                                                                                                                   -----------
                                                                                                                   $   329,218
                                                                                                                   -----------
                             Building Products - 0.7%
   200,000                   Fortune Brands Home & Security, Inc., 3.0%, 6/15/20                                   $   198,909
    25,000                   Masco Corp., 5.95%, 3/15/22                                                                27,000
   185,000                   Masco Corp., 7.125%, 3/15/20                                                              213,675
   175,000                   Owens Corning, 4.2%, 12/1/24                                                              170,319
    50,000       5.75        Stanley Black & Decker, Inc., Floating Rate Note, 12/15/53                                 52,500
                                                                                                                   -----------
                                                                                                                   $   662,403
                                                                                                                   -----------
                             Construction & Farm Machinery & Heavy Trucks - 0.1%
    70,000                   Cummins, Inc., 5.65%, 3/1/98                                                          $    73,083
                                                                                                                   -----------
                             Total Capital Goods                                                                   $ 1,064,704
                                                                                                                   -----------
                             Commercial Services & Supplies - 0.1%
                             Research & Consulting Services - 0.1%
    70,000                   Verisk Analytics, Inc., 5.5%, 6/15/45                                                 $    66,833
                                                                                                                   -----------
                             Total Commercial Services & Supplies                                                  $    66,833
                                                                                                                   -----------
                             Transportation - 1.7%
                             Airlines - 0.8%
   135,692                   Air Canada 2013-1 Class A Pass Through Trust, 4.125%, 11/15/26 (144A)                 $   135,522
    75,000                   Air Canada 2015-1 Class A Pass Through Trust, 3.6%, 9/15/28 (144A)                         72,562
   100,000                   American Airlines 2015-2 Class AA Pass Through Trust, 3.6%, 9/22/27                       101,000
    75,000                   American Airlines 2015-2 Class B Pass Through Trust, 4.4%, 3/22/25                         74,438
    67,273                   Continental Airlines 2012-2 Class A Pass Through Trust, 4.0%, 10/29/24                     68,955
   250,000                   Southwest Airlines Co., 2.75%, 11/6/19                                                    251,938
    22,615                   US Airways 2013-1 Class A Pass Through Trust, 3.95%, 5/15/27                               22,785
                                                                                                                   -----------
                                                                                                                   $   727,200
                                                                                                                   -----------
                             Railroads - 0.5%
   250,000                   Burlington Northern Santa Fe LLC, 4.15%, 4/1/45                                       $   226,582
   250,000                   TTX Co., 3.6%, 1/15/25 (144A)                                                             247,774
                                                                                                                   -----------
                                                                                                                   $   474,356
                                                                                                                   -----------
                             Trucking - 0.3%
   250,000                   Penske Truck Leasing Co., Lp, 3.375%, 2/1/22 (144A)                                   $   242,747
                                                                                                                   -----------
                             Highways & Railtracks - 0.1%
    75,000                   ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                                            $    69,743
                                                                                                                   -----------
                             Total Transportation                                                                  $ 1,514,046
                                                                                                                   -----------
                             Automobiles & Components - 0.4%
                             Automobile Manufacturers - 0.4%
   225,000                   Ford Motor Credit Co., LLC, 2.24%, 6/15/18                                            $   222,954
   125,000                   Toyota Motor Credit Corp., 2.125%, 7/18/19                                                125,224
                                                                                                                   -----------
                                                                                                                   $   348,178
                                                                                                                   -----------
                             Total Automobiles & Components                                                        $   348,178
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             Consumer Services - 0.3%
                             Casinos & Gaming - 0.1%
    75,000                   MGM Resorts International, 6.0%, 3/15/23                                              $    74,438
                                                                                                                   -----------
                             Education Services - 0.2%
    50,000                   President and Fellows of Harvard College, 2.3%, 10/1/23                               $    47,252
   100,000                   Tufts University, 5.017%, 4/15/12                                                         102,888
                                                                                                                   -----------
                                                                                                                   $   150,140
                                                                                                                   -----------
                             Specialized Consumer Services - 0.0%+
    30,000                   Sotheby's, 5.25%, 10/1/22 (144A)                                                      $    27,300
                                                                                                                   -----------
                             Total Consumer Services                                                               $   251,878
                                                                                                                   -----------
                             Media - 1.0%
                             Cable & Satellite - 0.8%
   265,000                   CCO Safari II LLC, 6.384%, 10/23/35 (144A)                                            $   267,738
   417,000                   DIRECTV Holdings LLC, 3.95%, 1/15/25                                                      411,083
   100,000                   Sky Plc, 6.1%, 2/15/18 (144A)                                                             107,685
                                                                                                                   -----------
                                                                                                                   $   786,506
                                                                                                                   -----------
                             Movies & Entertainment - 0.2%
   150,000                   Time Warner, Inc., 4.7%, 1/15/21                                                      $   161,439
                                                                                                                   -----------
                             Total Media                                                                           $   947,945
                                                                                                                   -----------
                             Retailing - 0.8%
                             Catalog Retail - 0.2%
   175,000                   QVC, Inc., 4.45%, 2/15/25                                                             $   162,301
                                                                                                                   -----------
                             Internet Retail - 0.3%
   175,000                   Expedia, Inc., 4.5%, 8/15/24                                                          $   168,901
   125,000                   The Priceline Group, Inc., 3.65%, 3/15/25                                                 121,658
                                                                                                                   -----------
                                                                                                                   $   290,559
                                                                                                                   -----------
                             Home Improvement Retail - 0.2%
   210,000                   The Home Depot, Inc., 2.625%, 6/1/22                                                  $   209,781
                                                                                                                   -----------
                             Automotive Retail - 0.1%
    50,000                   AutoZone, Inc., 2.5%, 4/15/21                                                         $    48,788
                                                                                                                   -----------
                             Total Retailing                                                                       $   711,429
                                                                                                                   -----------
                             Food & Staples Retailing - 0.3%
                             Drug Retail - 0.1%
    39,188                   CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                                        $    42,190
    78,329                   CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                             84,306
                                                                                                                   -----------
                                                                                                                   $   126,496
                                                                                                                   -----------
                             Food Retail - 0.2%
   150,000                   The Kroger Co., 2.95%, 11/1/21                                                        $   148,467
                                                                                                                   -----------
                             Total Food & Staples Retailing                                                        $   274,963
                                                                                                                   -----------
                             Food, Beverage & Tobacco - 0.1%
                             Packaged Foods & Meats - 0.1%
    85,000                   Kraft Foods Group, Inc., 3.5%, 6/6/22                                                 $    85,930
                                                                                                                   -----------
                             Tobacco - 0.0%+
    25,000                   Reynolds American, Inc., 3.75%, 5/20/23                                               $    24,943
                                                                                                                   -----------
                             Total Food, Beverage & Tobacco                                                        $   110,873
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             Health Care Equipment & Services - 0.8%
                             Health Care Equipment - 0.5%
   275,000                   Becton Dickinson and Co., 3.734%, 12/15/24                                            $   277,345
   225,000                   Medtronic, Inc., 4.625%, 3/15/45                                                          232,077
                                                                                                                   -----------
                                                                                                                   $   509,422
                                                                                                                   -----------
                             Health Care Supplies - 0.2%
   150,000                   Fresenius US Finance II, Inc., 4.5%, 1/15/23 (144A)                                   $   151,500
                                                                                                                   -----------
                             Health Care Services - 0.1%
    75,000                   Catholic Health Initiatives, 4.35%, 11/1/42                                           $    70,148
                                                                                                                   -----------
                             Total Health Care Equipment & Services                                                $   731,070
                                                                                                                   -----------
                             Pharmaceuticals, Biotechnology & Life Sciences - 0.9%
                             Biotechnology - 0.8%
   300,000                   Baxalta, Inc., 3.6%, 6/23/22 (144A)                                                   $   299,920
   100,000                   Biogen, Inc., 3.625%, 9/15/22                                                             101,108
   125,000                   Biogen, Inc., 4.05%, 9/15/25                                                              125,567
   225,000                   Gilead Sciences, Inc., 4.5%, 2/1/45                                                       220,087
                                                                                                                   -----------
                                                                                                                   $   746,682
                                                                                                                   -----------
                             Pharmaceuticals - 0.1%
    75,000                   Johnson & Johnson, 4.375%, 12/5/33                                                    $    82,724
                                                                                                                   -----------
                             Life Sciences Tools & Services - 0.0%+
    23,000                   Agilent Technologies, Inc., 6.5%, 11/1/17                                             $    24,550
                                                                                                                   -----------
                             Total Pharmaceuticals, Biotechnology & Life Sciences                                  $   853,956
                                                                                                                   -----------
                             Banks - 4.5%
                             Diversified Banks - 4.0%
   200,000                   Bank of America Corp., 4.2%, 8/26/24                                                  $   198,436
   175,000       6.50        Bank of America Corp., Floating Rate Note, 10/23/49                                       184,406
   100,000       6.25        Bank of America Corp., Floating Rate Note, 9/29/49                                        100,250
   220,000                   Barclays Bank Plc, 6.05%, 12/4/17 (144A)                                                  234,667
   150,000                   BBVA Bancomer SA Texas, 4.375%, 4/10/24 (144A)                                            148,125
   200,000                   BNP Paribas SA, 4.375%, 9/28/25 (144A)                                                    195,864
   100,000       5.90        Citigroup, Inc., Floating Rate Note (Perpetual)                                            98,250
    95,000       5.95        Citigroup, Inc., Floating Rate Note (Perpetual)                                            92,958
    90,000                   Cooperatieve Rabobank UA, 3.875%, 2/8/22                                                   94,985
   275,000       6.62        Credit Agricole SA, Floating Rate Note (Perpetual) (144A)                                 270,325
   200,000       7.88        Credit Agricole SA, Floating Rate Note (Perpetual) (144A)                                 204,500
   250,000                   Credit Suisse Group Funding Guernsey, Ltd., 3.8%, 9/15/22 (144A)                          249,803
   150,000                   HSBC Bank Plc, 7.65%, 5/1/25                                                              190,293
   400,000       6.50        ING Groep NV, Floating Rate Note, 12/29/49                                                390,750
   100,000                   Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                                              113,429
   200,000       7.70        Intesa Sanpaolo S.p.A., Floating Rate Note (Perpetual) (144A)                             203,750
   225,000       6.12        Nordea Bank AB, Floating Rate Note (Perpetual) (144A)                                     219,701
   200,000       7.50        Royal Bank of Scotland Group Plc, Floating Rate Note (Perpetual)                          208,250
    60,000       4.50        Scotiabank Peru SAA, Floating Rate Note, 12/13/27 (144A)                                   57,600
   200,000                   The Bank of Tokyo-Mitsubishi UFJ, Ltd., 2.3%, 3/5/20 (144A)                               197,144
                                                                                                                   -----------
                                                                                                                   $ 3,653,486
                                                                                                                   -----------

The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             Regional Banks - 0.5%
   150,000                   KeyCorp, 5.1%, 3/24/21                                                                $   163,942
    40,000       6.75        The PNC Financial Services Group, Inc., Floating Rate Note (Perpetual)                     42,550
   210,000                   Wells Fargo Bank NA, 6.0%, 11/15/17                                                       226,490
                                                                                                                   -----------
                                                                                                                   $   432,982
                                                                                                                   -----------
                             Total Banks                                                                           $ 4,086,468
                                                                                                                   -----------
                             Diversified Financials - 3.6%
                             Other Diversified Financial Services - 0.7%
   125,000                   Carlyle Holdings II Finance LLC, 5.625%, 3/30/43 (144A)                               $   132,767
   140,000                   General Electric Capital Corp., 5.3%, 2/11/21                                             157,867
   285,000       6.75        JPMorgan Chase & Co., Floating Rate Note, 1/29/49                                         310,650
                                                                                                                   -----------
                                                                                                                   $   601,284
                                                                                                                   -----------
                             Specialized Finance - 0.5%
   170,000                   Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)                                    $   190,400
   300,000                   USAA Capital Corp., 2.45%, 8/1/20 (144A)                                                  299,892
                                                                                                                   -----------
                                                                                                                   $   490,292
                                                                                                                   -----------
                             Consumer Finance - 0.8%
    25,000                   Ally Financial, Inc., 4.625%, 3/30/25                                                 $    24,688
   100,000                   Ally Financial, Inc., 5.125%, 9/30/24                                                     102,375
   190,000                   American Honda Finance Corp., 1.2%, 7/14/17                                               189,162
   100,000                   Capital One Financial Corp., 3.75%, 4/24/24                                               100,647
   200,000                   General Motors Financial Co., Inc., 4.0%, 1/15/25                                         189,751
    75,000                   Hyundai Capital America, 2.0%, 3/19/18 (144A)                                              74,109
                                                                                                                   -----------
                                                                                                                   $   680,732
                                                                                                                   -----------
                             Asset Management & Custody Banks - 0.8%
   225,000                   Blackstone Holdings Finance Co., LLC, 6.25%, 8/15/42 (144A)                           $   265,855
   200,000                   KKR Group Finance Co., II LLC, 5.5%, 2/1/43 (144A)                                        208,511
   125,000                   Legg Mason, Inc., 3.95%, 7/15/24                                                          122,954
    30,000                   Legg Mason, Inc., 5.625%, 1/15/44                                                          29,799
   125,000                   Neuberger Berman Group LLC, 4.875%, 4/15/45 (144A)                                        105,397
    25,000       4.50        The Bank of New York Mellon Corp., Floating Rate Note (Perpetual)                          22,875
                                                                                                                   -----------
                                                                                                                   $   755,391
                                                                                                                   -----------
                             Investment Banking & Brokerage - 0.6%
   190,000                   Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                           $   209,701
   125,000                   Morgan Stanley, 4.1%, 5/22/23                                                             126,275
    50,000       5.55        Morgan Stanley, Floating Rate Note (Perpetual)                                             50,000
    10,000                   Raymond James Financial, Inc., 4.25%, 4/15/16                                              10,076
   125,000                   TD Ameritrade Holding Corp., 3.625%, 4/1/25                                               126,496
                                                                                                                   -----------
                                                                                                                   $   522,548
                                                                                                                   -----------
                             Diversified Capital Markets - 0.2%
   200,000       2.01        ICBCIL Finance Co., Ltd., Floating Rate Note, 11/13/18 (144A)                         $   199,836
                                                                                                                   -----------
                             Total Diversified Financials                                                          $ 3,250,083
                                                                                                                   -----------
                             Insurance - 1.9%
                             Insurance Brokers - 0.2%
   175,000                   Brown & Brown, Inc., 4.2%, 9/15/24                                                    $   172,805
                                                                                                                   -----------

The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             Life & Health Insurance - 1.0%
   200,000                   Aflac, Inc., 3.625%, 11/15/24                                                         $   203,544
   145,000                   Protective Life Corp., 7.375%, 10/15/19                                                   167,735
   275,000       5.88        Prudential Financial, Inc., Floating Rate Note, 9/15/42                                   285,862
   225,000                   Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)               278,185
                                                                                                                   -----------
                                                                                                                   $   935,326
                                                                                                                   -----------
                             Multi-line Insurance - 0.3%
    90,000                   AXA SA, 8.6%, 12/15/30                                                                $   120,937
   125,000                   Liberty Mutual Insurance Co., 7.697% (Perpetual) (144A)                                   154,288
                                                                                                                   -----------
                                                                                                                   $   275,225
                                                                                                                   -----------
                             Property & Casualty Insurance - 0.3%
    75,000                   Delphi Financial Group, Inc., 7.875%, 1/31/20                                         $    87,191
   145,000       6.50        The Allstate Corp., Floating Rate Note, 5/15/57                                           159,500
                                                                                                                   -----------
                                                                                                                   $   246,691
                                                                                                                   -----------
                             Reinsurance - 0.1%
    31,264                   Altair Re, Variable Rate Notes, 6/30/16 (d) (e)                                       $     2,188
    50,000                   Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d) (e)                                      55,740
    30,000       5.88        Wilton Re Finance LLC, Floating Rate Note, 3/30/33 (144A)                                  31,476
                                                                                                                   -----------
                                                                                                                   $    89,404
                                                                                                                   -----------
                             Total Insurance                                                                       $ 1,719,451
                                                                                                                   -----------
                             Real Estate - 1.0%
                             Diversified REIT - 0.6%
    75,000                   Brixmor Operating Partnership LP, 3.85%, 2/1/25                                       $    72,869
    25,000                   Brixmor Operating Partnership LP, 3.875%, 8/15/22                                          24,885
    35,000                   DCT Industrial Operating Partnership LP, 4.5%, 10/15/23                                    35,026
    50,000                   Duke Realty LP, 3.625%, 4/15/23                                                            48,853
   100,000                   Duke Realty LP, 3.75%, 12/1/24                                                             97,262
   250,000                   Essex Portfolio LP, 3.5%, 4/1/25                                                          240,505
                                                                                                                   -----------
                                                                                                                   $   519,400
                                                                                                                   -----------
                             Office REIT - 0.2%
    50,000                   Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                                 $    49,155
    45,000                   Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                        46,685
    50,000                   Highwoods Realty LP, 3.2%, 6/15/21                                                         48,643
    60,000                   Piedmont Operating Partnership LP, 3.4%, 6/1/23                                            56,261
                                                                                                                   -----------
                                                                                                                   $   200,744
                                                                                                                   -----------
                             Health Care REIT - 0.1%
    50,000                   Healthcare Realty Trust, Inc., 3.875%, 5/1/25                                         $    48,360
                                                                                                                   -----------
                             Specialized REIT - 0.1%
    75,000                   CubeSmart LP, 4.0%, 11/15/25                                                          $    74,423
    20,000                   CubeSmart LP, 4.8%, 7/15/22                                                                21,298
    15,000                   DuPont Fabros Technology LP, 5.875%, 9/15/21                                               15,600
                                                                                                                   -----------
                                                                                                                   $   111,321
                                                                                                                   -----------
                             Total Real Estate                                                                     $   879,825
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             Software & Services - 0.9%
                             Data Processing & Outsourced Services - 0.4%
   125,000                   Automatic Data Processing, Inc., 2.25%, 9/15/20                                       $   125,473
   125,000                   Cardtronics, Inc., 5.125%, 8/1/22                                                         120,625
   125,000                   Visa, Inc., 2.2%, 12/14/20                                                                124,767
                                                                                                                   -----------
                                                                                                                   $   370,865
                                                                                                                   -----------
                             Application Software - 0.3%
   150,000                   Adobe Systems, Inc., 3.25%, 2/1/25                                                    $   146,397
    75,000                   Igloo Holdings Corp., 8.25%, 12/15/17 (8.25% Cash, 9.00% PIK) (144A) (PIK)                 75,000
                                                                                                                   -----------
                                                                                                                   $   221,397
                                                                                                                   -----------
                             Systems Software - 0.2%
   200,000                   Oracle Corp., 2.5%, 5/15/22                                                           $   196,303
                                                                                                                   -----------
                             Total Software & Services                                                             $   788,565
                                                                                                                   -----------
                             Technology Hardware & Equipment - 0.1%
                             Communications Equipment - 0.1%
    70,000                   Brocade Communications Systems, Inc., 4.625%, 1/15/23                                 $    66,500
                                                                                                                   -----------
                             Electronic Manufacturing Services - 0.0%+
    50,000                   Flextronics International, Ltd., 4.75%, 6/15/25 (144A)                                $    48,688
                                                                                                                   -----------
                             Total Technology Hardware & Equipment                                                 $   115,188
                                                                                                                   -----------
                             Semiconductors & Semiconductor Equipment - 0.4%
                             Semiconductors - 0.4%
   250,000                   Intel Corp., 4.8%, 10/1/41                                                            $   260,619
    70,000                   Intel Corp., 4.9%, 7/29/45                                                                 73,987
                                                                                                                   -----------
                                                                                                                   $   334,606
                                                                                                                   -----------
                             Total Semiconductors & Semiconductor Equipment                                        $   334,606
                                                                                                                   -----------
                             Telecommunication Services - 1.3%
                             Integrated Telecommunication Services - 0.9%
    50,000                   AT&T, Inc., 4.75%, 5/15/46                                                            $    45,780
   100,000                   Frontier Communications Corp., 7.125%, 1/15/23                                             86,250
   100,000                   GTP Acquisition Partners I LLC, 2.35%, 6/15/45 (144A)                                      96,974
    23,847                   GTP Cellular Sites LLC, 3.721%, 3/15/17 (144A)                                             23,915
   100,000                   Ooredoo International Finance, Ltd., 3.375%, 10/14/16 (144A)                              100,972
    49,000                   Verizon Communications, Inc., 5.012%, 8/21/54                                              44,864
   100,000                   Verizon Communications, Inc., 5.15%, 9/15/23                                              109,933
   276,000                   Verizon Communications, Inc., 6.55%, 9/15/43                                              327,670
                                                                                                                   -----------
                                                                                                                   $   836,358
                                                                                                                   -----------
                             Wireless Telecommunication Services - 0.4%
   180,000                   Crown Castle Towers LLC, 4.883%, 8/15/40 (144A)                                       $   192,424
   150,000                   SBA Tower Trust, 3.869%, 10/15/49 (144A)                                                  148,208
    50,000                   Sprint Corp., 7.25%, 9/15/21                                                               37,735
                                                                                                                   -----------
                                                                                                                   $   378,367
                                                                                                                   -----------
                             Total Telecommunication Services                                                      $ 1,214,725
                                                                                                                   -----------
                             Utilities - 2.7%
                             Electric Utilities - 1.4%
    30,000                   Commonwealth Edison Co., 6.15%, 9/15/17                                               $    32,208
    58,564                   Crockett Cogeneration LP, 5.869%, 3/30/25 (144A)                                           60,733
   100,000                   Electricite de France SA, 6.0%, 1/22/14 (144A)                                             97,848
   125,000                   Exelon Corp., 2.85%, 6/15/20                                                              124,317

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             Electric Utilities - (continued)
     4,656                   FPL Energy National Wind Portfolio LLC, 6.125%, 3/25/19 (144A)                        $     4,656
   200,000                   Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                                        221,662
    17,070                   Orcal Geothermal, Inc., 6.21%, 12/30/20 (144A)                                             17,497
   100,000                   Public Service Co. of New Mexico, 7.95%, 5/15/18                                          111,905
    69,643                   Southern California Edison Co., 1.845%, 2/1/22                                             68,999
    75,000       6.25        Southern California Edison Co., Floating Rate Note (Perpetual)                             82,631
   175,000                   Southwestern Electric Power Co., 3.9%, 4/1/45                                             153,235
   140,000                   Talen Energy Supply LLC, 6.5%, 6/1/25 (144A)                                               92,400
   225,000                   West Penn Power Co., 5.95%, 12/15/17 (144A)                                               241,172
                                                                                                                   -----------
                                                                                                                   $ 1,309,263
                                                                                                                   -----------
                             Gas Utilities - 0.3%
   223,375                   Nakilat, Inc., 6.267%, 12/31/33 (144A)                                                $   245,824
                                                                                                                   -----------
                             Multi-Utilities - 0.5%
   200,000                   Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54                            $   196,790
   215,000                   New York State Electric & Gas Corp., 6.15%, 12/15/17 (144A)                               229,044
    46,429                   San Diego Gas & Electric Co., 1.914%, 2/1/22                                               45,615
                                                                                                                   -----------
                                                                                                                   $   471,449
                                                                                                                   -----------
                             Independent Power Producers & Energy Traders - 0.5%
    76,020                   Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                          $    81,436
    94,952                   Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                                          100,174
   100,000                   NRG Energy, Inc., 8.25%, 9/1/20                                                            97,000
   132,508                   Panoche Energy Center LLC, 6.885%, 7/31/29 (144A)                                         152,382
                                                                                                                   -----------
                                                                                                                   $   430,992
                                                                                                                   -----------
                             Total Utilities                                                                       $ 2,457,528
                                                                                                                   -----------
                             TOTAL CORPORATE BONDS
                             (Cost $27,188,074)                                                                    $26,664,548
                                                                                                                   -----------

                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 44.8%
    38,270                   Fannie Mae, 2.5%, 7/1/30                                                              $    38,628
    38,516                   Fannie Mae, 2.5%, 7/1/30                                                                   38,865
    67,751                   Fannie Mae, 2.5%, 7/1/30                                                                   68,384
    38,361                   Fannie Mae, 3.0%, 12/1/42                                                                  38,569
    72,156                   Fannie Mae, 3.0%, 7/1/30                                                                   74,394
   446,283                   Fannie Mae, 3.0%, 8/1/42                                                                  447,966
   137,943                   Fannie Mae, 3.0%, 9/1/42                                                                  138,438
   875,000                   Fannie Mae, 3.5%, 1/15/46 (TBA)                                                           902,758
   398,470                   Fannie Mae, 3.5%, 11/1/45                                                                 414,008
   185,526                   Fannie Mae, 3.5%, 4/1/45                                                                  191,552
   363,400                   Fannie Mae, 3.5%, 5/1/44                                                                  375,569
   341,818                   Fannie Mae, 3.5%, 7/1/45                                                                  352,922
 1,700,000                   Fannie Mae, 4.0%, 1/1/46 (TBA)                                                          1,798,892
    12,351                   Fannie Mae, 4.0%, 11/1/41                                                                  13,083
    66,060                   Fannie Mae, 4.0%, 11/1/44                                                                  69,948
    27,846                   Fannie Mae, 4.0%, 12/1/40                                                                  29,814
    19,845                   Fannie Mae, 4.0%, 12/1/41                                                                  21,054
   491,255                   Fannie Mae, 4.0%, 12/1/43                                                                 520,055
    38,944                   Fannie Mae, 4.0%, 3/1/42                                                                   41,392

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
    62,061                   Fannie Mae, 4.0%, 7/1/44                                                              $    65,694
    17,546                   Fannie Mae, 4.0%, 7/1/44                                                                   18,574
   829,214                   Fannie Mae, 4.0%, 8/1/42                                                                  880,259
   284,271                   Fannie Mae, 4.0%, 8/1/44                                                                  301,219
   171,404                   Fannie Mae, 4.0%, 8/1/44                                                                  181,616
    17,563                   Fannie Mae, 4.5%, 11/1/43                                                                  19,213
    34,099                   Fannie Mae, 4.5%, 12/1/41                                                                  36,907
    67,304                   Fannie Mae, 4.5%, 2/1/44                                                                   72,838
 1,262,000                   Fannie Mae, 4.5%, 2/1/46 (TBA)                                                          1,360,732
    10,008                   Fannie Mae, 4.5%, 4/1/41                                                                   10,835
   581,541                   Fannie Mae, 4.5%, 5/1/41                                                                  629,226
   386,886                   Fannie Mae, 4.5%, 5/1/41                                                                  418,715
 1,297,808                   Fannie Mae, 4.5%, 6/1/44                                                                1,403,682
   142,993                   Fannie Mae, 4.5%, 7/1/41                                                                  155,523
   450,265                   Fannie Mae, 4.5%, 8/1/40                                                                  487,313
   561,319                   Fannie Mae, 4.5%, 8/1/44                                                                  607,803
    12,896                   Fannie Mae, 5.0%, 6/1/40                                                                   14,222
    14,509                   Fannie Mae, 5.0%, 7/1/19                                                                   15,223
     8,051                   Fannie Mae, 5.0%, 7/1/40                                                                    8,881
     9,440                   Fannie Mae, 5.5%, 12/1/34                                                                  10,639
     6,232                   Fannie Mae, 5.5%, 2/1/33                                                                    6,659
    10,606                   Fannie Mae, 5.5%, 3/1/18                                                                   10,874
    17,712                   Fannie Mae, 5.5%, 9/1/33                                                                   19,723
     3,905                   Fannie Mae, 6.0%, 10/1/32                                                                   4,454
     4,121                   Fannie Mae, 6.0%, 11/1/32                                                                   4,650
    16,158                   Fannie Mae, 6.0%, 11/1/32                                                                  18,242
    14,459                   Fannie Mae, 6.0%, 4/1/33                                                                   16,384
    20,996                   Fannie Mae, 6.0%, 5/1/33                                                                   23,693
    11,211                   Fannie Mae, 6.0%, 6/1/33                                                                   12,651
    20,122                   Fannie Mae, 6.0%, 7/1/34                                                                   22,760
     3,858                   Fannie Mae, 6.0%, 7/1/38                                                                    4,366
     9,637                   Fannie Mae, 6.0%, 9/1/29                                                                   10,995
     7,505                   Fannie Mae, 6.0%, 9/1/34                                                                    8,538
     3,702                   Fannie Mae, 6.5%, 1/1/32                                                                    4,231
     2,967                   Fannie Mae, 6.5%, 2/1/32                                                                    3,407
     7,443                   Fannie Mae, 6.5%, 3/1/32                                                                    8,506
     2,854                   Fannie Mae, 6.5%, 3/1/32                                                                    3,261
     5,420                   Fannie Mae, 6.5%, 4/1/29                                                                    6,194
     3,367                   Fannie Mae, 6.5%, 4/1/32                                                                    3,847
     2,482                   Fannie Mae, 6.5%, 7/1/21                                                                    2,837
    27,433                   Fannie Mae, 6.5%, 7/1/34                                                                   31,351
     5,528                   Fannie Mae, 6.5%, 8/1/32                                                                    6,443
     5,609                   Fannie Mae, 6.5%, 8/1/32                                                                    6,410
     3,146                   Fannie Mae, 7.0%, 1/1/32                                                                    3,590
       915                   Fannie Mae, 7.0%, 11/1/29                                                                     922
       754                   Fannie Mae, 7.0%, 7/1/31                                                                      801
     1,978                   Fannie Mae, 7.0%, 8/1/19                                                                    2,094
     2,431                   Fannie Mae, 7.0%, 9/1/18                                                                    2,534

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
     8,660                   Fannie Mae, 7.0%, 9/1/30                                                              $     9,534
     2,087                   Fannie Mae, 7.5%, 2/1/31                                                                    2,448
     7,270                   Fannie Mae, 8.0%, 10/1/30                                                                   8,986
       844                   Fannie Mae, 8.0%, 5/1/31                                                                      843
   102,672                   Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                           105,912
    42,135                   Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                                            44,337
   723,902                   Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                           746,680
    88,548                   Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                                            91,224
   119,287                   Federal Home Loan Mortgage Corp., 3.5%, 7/1/29                                            124,827
   487,350                   Federal Home Loan Mortgage Corp., 3.5%, 8/1/29                                            509,984
   320,210                   Federal Home Loan Mortgage Corp., 4.0%, 11/1/41                                           342,335
    42,570                   Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                            45,036
   133,790                   Federal Home Loan Mortgage Corp., 4.0%, 4/1/45                                            141,472
   172,858                   Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                            182,812
   251,666                   Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                                            266,051
    74,687                   Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                             78,965
    22,400                   Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                             23,763
    35,583                   Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                             37,747
    23,761                   Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                             25,205
    10,301                   Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                            11,242
     8,214                   Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                                             8,820
     9,385                   Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                                             10,246
    32,865                   Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                             36,541
    22,741                   Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                                             25,292
     3,434                   Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                                              3,858
     2,111                   Federal Home Loan Mortgage Corp., 6.0%, 10/1/32                                             2,388
    12,580                   Federal Home Loan Mortgage Corp., 6.0%, 11/1/32                                            14,174
    10,429                   Federal Home Loan Mortgage Corp., 6.0%, 12/1/32                                            11,917
     2,789                   Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                                             3,160
    18,801                   Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                                             21,489
     5,672                   Federal Home Loan Mortgage Corp., 6.5%, 1/1/29                                              6,460
    10,304                   Federal Home Loan Mortgage Corp., 6.5%, 10/1/31                                            11,735
     3,443                   Federal Home Loan Mortgage Corp., 6.5%, 2/1/32                                              3,923
     2,404                   Federal Home Loan Mortgage Corp., 6.5%, 3/1/32                                              2,738
     2,428                   Federal Home Loan Mortgage Corp., 6.5%, 4/1/31                                              2,822
    19,802                   Federal Home Loan Mortgage Corp., 6.5%, 4/1/32                                             22,905
     7,216                   Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                                              8,459
    29,914                   Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                                            34,070
     2,412                   Federal Home Loan Mortgage Corp., 7.0%, 2/1/31                                              2,851
     1,119                   Federal Home Loan Mortgage Corp., 7.0%, 3/1/32                                              1,145
       566                   Federal Home Loan Mortgage Corp., 7.0%, 4/1/30                                                573
     4,096                   Federal Home Loan Mortgage Corp., 7.0%, 4/1/32                                              4,865
     3,074                   Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                                              3,319
     8,065                   Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                                              8,709
     1,796                   Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                              2,055
   344,717                   Government National Mortgage Association I, 3.5%, 1/15/45                                 358,964
   655,000                   Government National Mortgage Association I, 3.5%, 1/1/46 (TBA)                            681,442
   622,957                   Government National Mortgage Association I, 4.0%, 3/15/44                                 661,080

The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
    19,244                   Government National Mortgage Association I, 4.0%, 6/15/45                             $    20,459
    74,976                   Government National Mortgage Association I, 4.0%, 8/15/43                                  80,126
    93,065                   Government National Mortgage Association I, 4.0%, 9/15/44                                  98,775
    37,550                   Government National Mortgage Association I, 4.5%, 12/15/18                                 39,127
    20,068                   Government National Mortgage Association I, 4.5%, 4/15/20                                  21,007
    17,515                   Government National Mortgage Association I, 4.5%, 8/15/41                                  18,885
    13,444                   Government National Mortgage Association I, 5.0%, 7/15/17                                  13,915
    14,822                   Government National Mortgage Association I, 5.0%, 7/15/19                                  15,664
    20,668                   Government National Mortgage Association I, 5.0%, 9/15/33                                  22,986
    28,354                   Government National Mortgage Association I, 5.5%, 10/15/34                                 32,135
    19,518                   Government National Mortgage Association I, 5.5%, 3/15/33                                  22,175
    21,637                   Government National Mortgage Association I, 5.5%, 7/15/33                                  24,586
    51,752                   Government National Mortgage Association I, 5.5%, 8/15/33                                  58,750
    11,714                   Government National Mortgage Association I, 6.0%, 1/15/33                                  13,524
    13,505                   Government National Mortgage Association I, 6.0%, 10/15/32                                 15,151
    16,255                   Government National Mortgage Association I, 6.0%, 10/15/32                                 18,399
     4,683                   Government National Mortgage Association I, 6.0%, 10/15/32                                  5,254
    39,399                   Government National Mortgage Association I, 6.0%, 11/15/32                                 44,928
    30,596                   Government National Mortgage Association I, 6.0%, 11/15/32                                 34,988
    19,216                   Government National Mortgage Association I, 6.0%, 12/15/33                                 21,981
    18,115                   Government National Mortgage Association I, 6.0%, 2/15/18                                  18,580
    22,247                   Government National Mortgage Association I, 6.0%, 2/15/29                                  25,675
    21,625                   Government National Mortgage Association I, 6.0%, 4/15/28                                  24,930
     2,146                   Government National Mortgage Association I, 6.0%, 5/15/17                                   2,161
     7,000                   Government National Mortgage Association I, 6.0%, 8/15/19                                   7,273
    17,137                   Government National Mortgage Association I, 6.0%, 8/15/34                                  19,371
    33,039                   Government National Mortgage Association I, 6.0%, 8/15/34                                  37,125
    17,333                   Government National Mortgage Association I, 6.0%, 9/15/32                                  20,002
     7,081                   Government National Mortgage Association I, 6.5%, 10/15/31                                  8,102
     4,899                   Government National Mortgage Association I, 6.5%, 12/15/31                                  5,605
     3,403                   Government National Mortgage Association I, 6.5%, 12/15/31                                  4,013
    33,868                   Government National Mortgage Association I, 6.5%, 12/15/32                                 39,807
     6,625                   Government National Mortgage Association I, 6.5%, 2/15/29                                   7,580
     2,629                   Government National Mortgage Association I, 6.5%, 3/15/26                                   3,008
     2,586                   Government National Mortgage Association I, 6.5%, 4/15/17                                   2,606
         2                   Government National Mortgage Association I, 6.5%, 4/15/17                                       2
     2,463                   Government National Mortgage Association I, 6.5%, 4/15/32                                   2,818
     2,796                   Government National Mortgage Association I, 6.5%, 4/15/32                                   3,199
    20,912                   Government National Mortgage Association I, 6.5%, 5/15/29                                  24,481
     7,881                   Government National Mortgage Association I, 6.5%, 5/15/29                                   9,071
     4,344                   Government National Mortgage Association I, 6.5%, 5/15/31                                   4,970
     1,624                   Government National Mortgage Association I, 6.5%, 6/15/17                                   1,628
     6,174                   Government National Mortgage Association I, 6.5%, 6/15/28                                   7,064
     7,131                   Government National Mortgage Association I, 6.5%, 6/15/28                                   8,263
     3,228                   Government National Mortgage Association I, 6.5%, 6/15/32                                   3,693
     1,287                   Government National Mortgage Association I, 6.5%, 6/15/32                                   1,472
     6,891                   Government National Mortgage Association I, 6.5%, 6/15/32                                   7,884
    21,486                   Government National Mortgage Association I, 6.5%, 7/15/31                                  24,582

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
     5,634                   Government National Mortgage Association I, 6.5%, 7/15/32                             $     6,446
     6,704                   Government National Mortgage Association I, 6.5%, 9/15/31                                   7,670
     1,787                   Government National Mortgage Association I, 7.0%, 1/15/26                                   1,857
     6,218                   Government National Mortgage Association I, 7.0%, 1/15/29                                   7,157
     7,668                   Government National Mortgage Association I, 7.0%, 11/15/28                                  8,463
       760                   Government National Mortgage Association I, 7.0%, 12/15/30                                    780
    19,023                   Government National Mortgage Association I, 7.0%, 2/15/28                                  20,223
     2,085                   Government National Mortgage Association I, 7.0%, 2/15/31                                   2,142
     4,292                   Government National Mortgage Association I, 7.0%, 5/15/31                                   4,542
    26,939                   Government National Mortgage Association I, 7.0%, 5/15/32                                  28,840
     8,330                   Government National Mortgage Association I, 7.0%, 6/15/29                                   9,183
    22,089                   Government National Mortgage Association I, 7.0%, 7/15/26                                  23,469
       809                   Government National Mortgage Association I, 7.0%, 7/15/29                                     849
     5,456                   Government National Mortgage Association I, 7.0%, 7/15/29                                   6,444
     3,417                   Government National Mortgage Association I, 7.0%, 8/15/31                                   3,829
     1,954                   Government National Mortgage Association I, 7.0%, 9/15/27                                   2,028
     1,844                   Government National Mortgage Association I, 7.5%, 1/15/31                                   1,962
       688                   Government National Mortgage Association I, 7.5%, 10/15/22                                    744
     3,866                   Government National Mortgage Association I, 7.5%, 10/15/29                                  4,331
       222                   Government National Mortgage Association I, 7.5%, 6/15/23                                     224
       458                   Government National Mortgage Association I, 7.5%, 8/15/23                                     480
   875,000                   Government National Mortgage Association II, 3.5%, 1/15/46 (TBA)                          912,153
    24,001                   Government National Mortgage Association II, 3.5%, 3/20/45                                 25,069
    24,645                   Government National Mortgage Association II, 3.5%, 4/20/45                                 25,771
    23,530                   Government National Mortgage Association II, 3.5%, 4/20/45                                 24,568
   147,174                   Government National Mortgage Association II, 3.5%, 8/20/45                                153,648
   300,000                   Government National Mortgage Association II, 4.0%, 1/20/46 (TBA)                          318,586
   936,077                   Government National Mortgage Association II, 4.0%, 7/20/44                                996,253
    91,749                   Government National Mortgage Association II, 4.0%, 9/20/44                                 97,532
    21,083                   Government National Mortgage Association II, 4.5%, 9/20/41                                 22,966
    12,540                   Government National Mortgage Association II, 5.0%, 1/20/20                                 13,285
    21,052                   Government National Mortgage Association II, 5.0%, 11/20/19                                22,143
    56,753                   Government National Mortgage Association II, 5.9%, 2/20/28                                 62,706
    20,624                   Government National Mortgage Association II, 6.0%, 11/20/33                                23,449
     3,223                   Government National Mortgage Association II, 6.0%, 12/20/18                                 3,332
       400                   Government National Mortgage Association II, 6.0%, 6/20/16                                    401
     7,387                   Government National Mortgage Association II, 6.0%, 7/20/19                                  7,640
     5,879                   Government National Mortgage Association II, 6.5%, 12/20/28                                 6,824
     4,142                   Government National Mortgage Association II, 6.5%, 8/20/28                                  4,812
     3,425                   Government National Mortgage Association II, 6.5%, 9/20/31                                  4,013
     1,787                   Government National Mortgage Association II, 7.0%, 1/20/31                                  2,111
    12,714                   Government National Mortgage Association II, 7.0%, 2/20/29                                 15,156
     6,266                   Government National Mortgage Association II, 7.0%, 5/20/26                                  7,296
     1,038                   Government National Mortgage Association II, 7.5%, 8/20/27                                  1,244
       371                   Government National Mortgage Association II, 8.0%, 8/20/25                                    414
   400,000                   U.S. Treasury Bills, 7/21/16 (c)                                                          398,873
   285,000                   U.S. Treasury Bonds, 2.5%, 2/15/45                                                        255,710
   125,000                   U.S. Treasury Bonds, 3.0%, 11/15/44                                                       124,546

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
    50,000                   U.S. Treasury Bonds, 3.0%, 11/15/45                                                   $    49,850
   500,000                   U.S. Treasury Bonds, 4.375%, 5/15/41                                                      630,996
    25,000                   U.S. Treasury Bonds, 4.75%, 2/15/37                                                        33,137
   250,000                   U.S. Treasury Bonds, 5.375%, 2/15/31                                                      339,014
 3,130,156                   U.S. Treasury Inflation Indexed Bonds, 0.125%, 7/15/24                                  2,972,794
   200,830                   U.S. Treasury Inflation Indexed Bonds, 0.25%, 1/15/25                                     191,691
 1,479,665                   U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                   1,290,429
 1,090,000       0.30        U.S. Treasury Note, Floating Rate Note, 1/31/16                                         1,090,037
 1,090,000       0.33        U.S. Treasury Note, Floating Rate Note, 1/31/17                                         1,089,929
 1,090,000       0.31        U.S. Treasury Note, Floating Rate Note, 10/31/16                                        1,089,822
 1,090,000       0.33        U.S. Treasury Note, Floating Rate Note, 4/30/16                                         1,090,244
 1,090,000       0.33        U.S. Treasury Note, Floating Rate Note, 4/30/17                                         1,089,040
 1,090,000       0.33        U.S. Treasury Note, Floating Rate Note, 7/31/16                                         1,090,253
 3,850,000       0.33        U.S. Treasury Note, Floating Rate Note, 7/31/17                                         3,843,782
 2,715,000       0.43        U.S. Treasury Note, Floating Rate Note, 10/31/17                                        2,712,524
                                                                                                                   -----------
                                                                                                                   $40,504,711
                                                                                                                   -----------
                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                             (Cost $40,427,387)                                                                    $40,504,711
                                                                                                                   -----------
                             FOREIGN GOVERNMENT BONDS - 0.2%
   200,000                   Africa Finance Corp., 4.375%, 4/29/20 (144A)                                          $   200,556
                                                                                                                   -----------
                             TOTAL FOREIGN GOVERNMENT BONDS
                             (Cost $198,292)                                                                       $   200,556
                                                                                                                   -----------
                             MUNICIPAL BONDS - 1.6%
                             Municipal Airport - 0.1%
    75,000                   Indianapolis Airport Authority, 5.1%, 1/15/17                                         $    78,161
                                                                                                                   -----------
                             Municipal Development - 0.2%
   135,000                   Selma Industrial Development Board, 5.8%, 5/1/34                                      $   151,004
                                                                                                                   -----------
                             Municipal Education - 0.0%+
    10,000                   Amherst College, 3.794%, 11/1/42                                                      $     9,502
                                                                                                                   -----------
                             Municipal General - 0.4%
    90,000                   JobsOhio Beverage System, 3.985%, 1/1/29                                              $    93,677
    25,000                   JobsOhio Beverage System, 4.532%, 1/1/35                                                   26,456
    75,000                   New Jersey Transportation Trust Fund Authority, Transportation System-Series A,
                             5.5%, 6/15/41                                                                              81,227
    25,000                   Texas Municipal Gas Acquisition & Supply Corp. III, 5.0%, 12/15/30                         27,540
    50,000                   Texas Municipal Gas Acquisition & Supply Corp. III, 5.0%, 12/15/31                         54,918
    50,000                   Virginia Commonwealth Transportation Board, 4.0%, 5/15/31                                  54,605
    50,000                   Virginia Commonwealth Transportation Board, 4.0%, 5/15/32                                  54,332
                                                                                                                   -----------
                                                                                                                   $   392,755
                                                                                                                   -----------
                             Higher Municipal Education - 0.6%
    25,000                   Baylor University, 4.313%, 3/1/42                                                     $    25,187
    75,000                   Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of
                             Technology - Series K, 5.5%, 7/1/32                                                       104,092
    25,000                   Massachusetts Institute of Technology, 5.6%, 7/1/11                                        30,583
    50,000                   New Jersey Educational Facilities Authority, Princeton
                             University Series D, 4.0%, 7/1/45                                                          53,935
    50,000                   Permanent University Fund, 5.0%, 7/1/30                                                    60,795
   125,000                   President and Fellows of Harvard College, 6.3%, 10/1/37                                   126,640
    50,000                   The George Washington University, 1.827%, 9/15/17                                          49,854
    15,000                   The University of Texas System, 5.0%, 8/15/43                                              17,328

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

          Floating
          Rate (b)
Shares    (unaudited)                                                                                                    Value
                             Higher Municipal Education - (continued)
    50,000                   University of California, 3.38%, 5/15/28                                              $    50,713
    50,000                   University of Virginia, Green Bond Series A, 5.0%, 4/1/45                                  58,908
                                                                                                                   -----------
                                                                                                                   $   578,035
                                                                                                                   -----------
                             Municipal Medical - 0.1%
    50,000                   Massachusetts Development Finance Agency, 5.25%, 4/1/37                               $    57,876
                                                                                                                   -----------

                             Municipal School District - 0.1%
    50,000                   Frisco Independent School District, 4.0%, 8/15/40                                     $    53,304
    25,000                   Frisco Independent School District, 4.0%, 8/15/45                                          26,490
                                                                                                                   -----------
                                                                                                                   $    79,794
                                                                                                                   -----------
                             Municipal Transportation - 0.0%+
    10,000                   Port Authority of New York & New Jersey, 4.458%, 10/1/62                              $     9,522
                                                                                                                   -----------
                             Municipal Obligation - 0.1%
    50,000                   State of Texas, 4.0%, 10/1/44                                                         $    52,795
    30,000                   Washington Suburban Sanitary Commission, 4.0%, 6/1/43                                      31,872
    35,000                   Washington Suburban Sanitary Commission, 4.0%, 6/1/44                                      37,157
                                                                                                                   -----------
                                                                                                                   $   121,824
                                                                                                                   -----------
                             TOTAL MUNICIPAL BONDS
                             (Cost $1,381,349)                                                                     $ 1,478,473
                                                                                                                   -----------
                             SENIOR FLOATING RATE LOAN INTERESTS - 1.7%**
                             Energy - 0.1%
                             Oil & Gas Refining & Marketing - 0.1%
    56,414       3.75        Pilot Travel Centers LLC, Refinancing Tranche B Term Loan, 10/3/21                    $    56,625
                                                                                                                   -----------
                             Total Energy                                                                          $    56,625
                                                                                                                   -----------
                             Capital Goods - 0.0%+
                             Trading Companies & Distributors - 0.0%+
    13,730       3.75        WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19                                  $    13,696
                                                                                                                   -----------
                             Total Capital Goods                                                                   $    13,696
                                                                                                                   -----------
                             Automobiles & Components - 0.2%
                             Auto Parts & Equipment - 0.1%
   135,395       3.50        Allison Transmission, Inc., Term B-3 Loan, 8/23/19                                    $   134,863
                                                                                                                   -----------
                             Tires & Rubber - 0.1%
   102,500       3.75        The Goodyear Tire & Rubber Co., Term Loan (Second Lien), 3/27/19                      $   102,713
                                                                                                                   -----------
                             Total Automobiles & Components                                                        $   237,576
                                                                                                                   -----------
                             Consumer Services - 0.2%
                             Casinos & Gaming - 0.1%
    99,000       6.00        Scientific Games, Initial Term B-2, 10/1/21                                           $    90,709
                                                                                                                   -----------
                             Restaurants - 0.1%
    86,843       3.75        1011778 BC ULC, Term B-2 Loan, 12/12/21                                               $    86,436
                                                                                                                   -----------
                             Total Consumer Services                                                               $   177,145
                                                                                                                   -----------
                             Media - 0.3%
                             Broadcasting - 0.2%
   135,881       4.00        Univision Communications, Inc., Replacement First-Lien Term Loan, 3/1/20              $   133,305
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

              Floating
              Rate (b)
    Shares    (unaudited)                                                                                                Value
                             Movies & Entertainment - 0.1%
    39,764       3.75        Cinedigm Digital Funding 1 LLC, Term Loan, 2/28/18                                    $    39,664
    82,110       3.50        Live Nation Entertainment, Inc., Term B-1 Loan, 8/17/20                                    82,042
                                                                                                                   -----------
                                                                                                                   $   121,706
                                                                                                                   -----------
                             Total Media                                                                           $   255,011
                                                                                                                   -----------
                             Household & Personal Products - 0.3%
                             Personal Products - 0.3%
    94,942       4.75        Federal-Mogul Corp., Tranche C Term, 4/15/21                                          $    83,976
   207,004       3.50        NBTY, Inc., Term B-2 Loan, 10/1/17                                                        202,670
                                                                                                                   -----------
                                                                                                                   $   286,646
                                                                                                                   -----------
                             Total Household & Personal Products                                                   $   286,646
                                                                                                                   -----------
                             Health Care Equipment & Services - 0.4%
                             Health Care Facilities - 0.1%
    30,256       3.36        HCA, Inc., Tranche B-4 Term Loan, 5/1/18                                              $    30,260
    72,561       3.17        HCA, Inc., Tranche B-5 Term Loan, 3/31/17                                                  72,556
                                                                                                                   -----------
                                                                                                                   $   102,816
                                                                                                                   -----------
                             Health Care Technology - 0.3%
   236,441       3.50        IMS Health, Inc., Term B Dollar Loan, 3/17/21                                         $   230,136
                                                                                                                   -----------
                             Total Health Care Equipment & Services                                                $   332,952
                                                                                                                   -----------
                             Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
                             Life Sciences Tools & Services - 0.1%
    61,124       4.25        Catalent Pharma Solutions, Dollar Term Loan, 5/20/21                                  $    60,717
                                                                                                                   -----------
                             Total Pharmaceuticals, Biotechnology & Life Sciences                                  $    60,717
                                                                                                                   -----------
                             Diversified Financials - 0.1%
                             Investment Banking & Brokerage - 0.1%
    96,525       4.25        LPL Holdings, Inc., 2021 Tranche B Term Loan, 3/29/21                                 $    95,803
                                                                                                                   -----------
                             Total Diversified Financials                                                          $    95,803
                                                                                                                   -----------
                             Software & Services - 0.0%+
                             Data Processing & Outsourced Services - 0.0%+
    44,590       3.92        First Data Corp., 2018 New Dollar Term Loan, 3/24/18                                  $    44,088
                                                                                                                   -----------
                             Total Software & Services                                                             $    44,088
                                                                                                                   -----------
                             TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                             (Cost $1,561,243)                                                                     $ 1,560,259
                                                                                                                   -----------
                             TEMPORARY CASH INVESTMENTS - 0.2%
                             Commercial Paper - 0.2%
   225,000                   Prudential Funding LLC, Commercial Papar, 1/4/16 (c)                                  $   224,994
                                                                                                                   -----------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $224,994)                                                                       $   224,994
                                                                                                                   -----------
                             TOTAL INVESTMENT IN SECURITIES - 98.0%
                             (Cost $89,154,523) (a)                                                                $88,713,478
                                                                                                                   -----------
                             OTHER ASSETS & LIABILITIES - 2.0%                                                     $ 1,798,403
                                                                                                                   -----------
                             TOTAL NET ASSETS - 100.0%                                                             $90,511,881
                                                                                                                   ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST




+           Amount rounds to less than 0.1%

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2015, the value of these securities amounted to $20,693,855 or 22.9% of total net assets.

(TBA)       "To Be Announced" Securities.

REMICS      Real Estate Mortgage Investment Conduits

(Perpetual) Security with no stated maturity date.

(PIK)       Represents a pay-in-kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $89,256,225 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                                  $ 1,052,028
               Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                                   (1,594,775)
                                                                                            -----------
               Net unrealized depreciation                                                  $  (542,747)
                                                                                            ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)         Rate to be determined.

(e) Structured reinsurance investment. At December 31, 2015, the value of these securities amounted to $57,928 or 0.1% of total net assets. See Notes to Financial Statements - Note 1E.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2015 were as follows:

                                                Purchases               Sales
Long-Term U.S. Government                      $34,097,653           $14,133,208
Other Long-Term Securities                     $31,683,790           $10,926,554

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

Notional                                                                    Credit     Expiration   Premiums     Unrealized
Principal ($)(1)   Exchange             Obligation Entity/Index    Coupon   Rating(2)  Date             Paid   Depreciation
     824,500       Chicago Mercentile   Markit CDX North America
                   Exchange             High Yield Index            5.00%   B+         12/20/19      $45,347      $ (2,231)
   1,200,000       Chicago Mercentile   Markit CDX North America
                   Exchange             Investment Grade Index      1.00%   BBB+       6/20/20        18,616       (10,890)
                                                                                                     -------      --------
                                                                                                     $63,963      $(13,121)
                                                                                                     =======      ========

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements - Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements - Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of December 31, 2015, in valuing the Portfolio's investments:

                                                                 Level 1     Level 2        Level 3      Total
Preferred Stocks                                                $285,068  $         --   $       --  $   285,068
Convertible Preferred Stocks                                     180,263            --           --      180,263
Asset Backed Securities                                               --     2,419,958           --    2,419,958
Collateralized Mortgage Obligations                                   --    15,194,648           --   15,194,648
Corporate Bonds
  Insurance
     Reinsurance                                                      --        31,476       57,928       89,404
  All Other Corporate Bonds                                           --    26,575,144           --   26,575,144
U.S. Government and Agency Obligations                                --    40,504,711           --   40,504,711
Foreign Government Bonds                                              --       200,556           --      200,556
Municipal Bonds                                                       --     1,478,473           --    1,478,473
Senior Floating Rate Loan Interests                                   --     1,560,259           --    1,560,259
Commercial Paper                                                      --       224,994           --      224,994
                                                                --------  ------------   ----------  -----------
Total                                                           $465,331  $ 88,190,219   $   57,928  $88,713,478
                                                                ========  ============   ==========  ===========
Other Financial Instruments
Net unrealized appreciation on futures contracts                $ 34,947  $         --   $       --  $    34,947
Unrealized depreciation on centrally cleared swap contracts           --       (13,121)          --      (13,121)
                                                                --------  ------------   ----------  -----------
Total Other Financial Instruments                               $ 34,947  $    (13,121)  $       --  $    21,826
                                                                ========  ============   ==========  ===========

The following is a summary of the fair valuation of certain Portfolio's assets and liabilities as of December 31, 2015:

                                                               Level 1       Level 2      Level 3        Total
Assets:
Restricted cash                                             $         --   $   148,585  $        --  $   148,585
Variation margin on centrally cleared swap contracts                  --           303           --          303
Liabilities:
Variation margin for futures contracts                           (20,328)           --           --      (20,328)
                                                            ------------   -----------  -----------  -----------
Total                                                       $    (20,328)  $   148,888  $        --  $   128,560
                                                            ============   ===========  ===========  ===========

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                                      Corporate
                                                                        Bonds
Balance as of 12/31/14                                                $ 34,256
Realized gain (loss)(1)                                                     --
Change in unrealized appreciation (depreciation)(2)                    (26,328)
Purchases                                                               50,000
Sales                                                                       --
Transfers in to Level 3*                                                    --
Transfers out of Level 3*                                                   --
                                                                      --------
Balance as of 12/31/15                                                $ 57,928
                                                                      ========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended December 31, 2015, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of
     investments still held as of 12/31/15                           $ (26,328)
                                                                     =========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                                 12/31/15     12/31/14    12/31/13    12/31/12    12/31/11
Class I
Net asset value, beginning of period                             $ 11.23      $ 11.01     $ 11.49     $ 11.89     $ 11.84
                                                                 -------      -------     -------     -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $  0.28(b)   $  0.37     $  0.46     $  0.50     $  0.61
   Net realized and unrealized gain (loss) on investments          (0.25)        0.29       (0.34)       0.49        0.03
                                                                 -------      -------     -------     -------     -------
      Net increase (decrease) from investment operations         $  0.03      $  0.66     $  0.12     $  0.99     $  0.64
Distribution to shareowners:
   Net investment income                                         $ (0.33)     $ (0.38)    $ (0.48)    $ (0.55)    $ (0.59)
   Net realized gain                                               (0.10)       (0.06)      (0.12)      (0.84)         --
                                                                 -------      -------     -------     -------     -------
Total distributions                                              $ (0.43)     $ (0.44)    $ (0.60)    $ (1.39)    $ (0.59)
                                                                 -------      -------     -------     -------     -------
Net increase (decrease) in net asset value                       $ (0.40)     $  0.22     $ (0.48)    $ (0.40)    $  0.05
                                                                 -------      -------     -------     -------     -------
Net asset value, end of period                                   $ 10.83      $ 11.23     $ 11.01     $ 11.49     $ 11.89
                                                                 =======      =======     =======     =======     =======
Total return*                                                       0.30%        6.05%       1.02%       8.75%       5.53%
Ratio of net expenses to average net assets (a)                     0.62%        0.62%       0.62%       0.62%       0.62%
Ratio of net investment income (loss) to average net assets         2.56%        3.30%       4.07%       4.29%       5.12%
Portfolio turnover rate                                               41%         119%         33%         26%         38%
Net assets, end of period (in thousands)                         $24,785      $25,470     $26,689     $32,367     $33,151
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                             0.81%        0.99%       1.08%       1.07%       0.86%
   Net investment income (loss) to average net assets               2.37%        2.93%       3.61%       3.83%       4.88%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a)   Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                                 12/31/15     12/31/14    12/31/13    12/31/12    12/31/11
Class II
Net asset value, beginning of period                             $ 11.25      $ 11.03     $ 11.50     $ 11.90     $ 11.84
                                                                 -------      -------     -------     -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $  0.24(b)   $  0.33     $  0.41     $  0.45     $  0.58
   Net realized and unrealized gain (loss) on investments          (0.23)        0.30       (0.31)       0.50        0.05
                                                                 -------      -------     -------     -------     -------
       Net increase (decrease) from investment operations        $  0.01      $  0.63     $  0.10     $  0.95     $  0.63
Distribution to shareowners:
   Net investment income                                         $ (0.31)     $ (0.35)    $ (0.45)    $ (0.51)    $ (0.57)
   Net realized gain                                               (0.10)       (0.06)      (0.12)      (0.84)         --
                                                                 -------      -------     -------     -------     -------
Total distributions                                              $ (0.41)     $ (0.41)    $ (0.57)    $ (1.35)    $ (0.57)
                                                                 -------      -------     -------     -------     -------
Net increase (decrease) in net asset value                       $ (0.40)     $  0.22     $ (0.47)    $ (0.40)    $  0.06
                                                                 -------      -------     -------     -------     -------
Net asset value, end of period                                   $ 10.85      $ 11.25     $ 11.03     $ 11.50     $ 11.90
                                                                 =======      =======     =======     =======     =======
Total return*                                                       0.08%        5.79%       0.83%       8.43%       5.37%
Ratio of net expenses to average net assets (a)                     0.84%        0.86%       0.90%       0.91%       0.87%
Ratio of net investment income (loss) to average net assets         2.18%        2.98%       3.69%       3.99%       4.63%
Portfolio turnover rate                                               41%         119%         33%         26%         38%
Net assets, end of period (in thousands)                         $65,727      $21,539     $ 8,313     $ 5,027     $ 4,281
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                             1.03%        1.23%       1.36%       1.36%       1.04%
   Net investment income (loss) to average net assets               1.99%        2.62%       3.23%       3.54%       4.46%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a)   Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/15
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $89,154,523)                        $88,713,478
  Cash                                                                 7,482,225
  Restricted Cash*                                                       148,585
  Receivables --
    Investment securities sold                                         1,373,253
    Portfolio shares sold                                                217,121
    Interest                                                             470,116
    Dividends                                                              1,094
  Net unrealized appreciation on futures contracts                        34,947
  Variation margin on swap contracts                                         303
  Swap contracts, premiums paid                                           63,963
  Due from Pioneer Investment Management, Inc.                            23,215
  Other assets                                                            18,183
                                                                     -----------
         Total assets                                                $98,546,483
                                                                     -----------
LIABILITIES:
  Payables --
    Investment securities purchased                                  $ 7,885,531
    Portfolio shares repurchased                                           7,252
  Variation margin on futures contracts                                   20,328
  Unrealized depreciation on centrally cleared swap contracts             13,121
  Due to affiliates                                                       20,671
  Accrued expenses                                                        87,699
                                                                     -----------
         Total liabilities                                           $ 8,034,602
                                                                     -----------
NET ASSETS:
  Paid-in capital                                                    $90,807,735
  Undistributed net investment income                                    106,279
  Accumulated net realized gain on investments, futures contracts
    and swap contracts                                                    17,086
  Net unrealized depreciation on investments                            (441,045)
  Net unrealized depreciation on swap contracts                          (13,121)
  Net unrealized appreciation on futures contracts                        34,947
                                                                     -----------
        Total net assets                                             $90,511,881
                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $24,784,807/2,288,526 shares)                    $     10.83
                                                                     -----------
  Class II (based on $65,727,074/6,055,420 shares)                   $     10.85
                                                                     ===========

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

  For the Year Ended 12/31/15

INVESTMENT INCOME:
  Interest                                                    $  2,015,361
  Dividends                                                         45,148
                                                              ------------
        Total investment income                                              $  2,060,509
                                                                             ------------
EXPENSES:
  Management fees                                             $    267,385
  Transfer agent fees
    Class I                                                          1,275
    Class II                                                         1,275
  Distribution fees
    Class II                                                       103,720
  Administrative expense                                            33,579
  Custodian fees                                                    59,951
  Professional fees                                                 60,003
  Printing expense                                                  23,114
  Fees and expenses of nonaffiliated Trustees                        7,229
  Pricing expense                                                   69,508
  Miscellaneous                                                      3,992
                                                              ------------
    Total expenses                                                           $    631,031
       Less fees waived and expenses reimbursed by
          Pioneer Investment Management, Inc.                                    (123,847)
                                                                             ------------
       Net expenses                                                          $    507,184
                                                                             ------------
          Net investment income                                              $  1,553,325
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
    Investments                                               $    301,988
    Swap contracts                                                  23,042
    Futures contracts                                              (95,026)  $    230,004
                                                              ------------   ------------
  Change in net unrealized appreciation (depreciation) on:
    Investments                                               $ (2,033,983)
    Swap contracts                                                 (20,719)
    Futures contracts                                               98,226   $ (1,956,476)
                                                              ------------   ------------
  Net realized and unrealized gain (loss) on investments,
    swap contracts and futures contracts                                     $ (1,726,472)
                                                                             ------------
  Net decrease in net assets resulting from operations                       $   (173,147)
                                                                             ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 Year Ended     Year Ended
                                                                                  12/31/15       12/31/14
FROM OPERATIONS:
Net investment income (loss)                                                   $  1,553,325   $  1,288,956
Net realized gain (loss) on investments, swap contracts and futures contracts       230,004        685,142
Change in net unrealized appreciation (depreciation) on investments, swap
  contracts and futures contracts                                                (1,956,476)       251,415
                                                                               ------------   ------------
     Net increase (decrease) in net assets resulting from operations           $   (173,147)  $  2,225,513
                                                                               ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class I ($0.33 and $0.38 per share, respectively)                         $   (760,359)  $   (866,154)
     Class II ($0.31 and $0.35 per share, respectively)                          (1,087,276)      (450,820)
Net realized gain:
     Class I ($0.10 and $0.06 per share, respectively)                         $   (236,328)  $   (137,932)
     Class II ($0.10 and $0.06 per share, respectively)                            (343,048)       (73,598)
                                                                               ------------   ------------
        Total distributions to shareowners                                     $ (2,427,011)  $ (1,528,504)
                                                                               ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               $ 63,751,114   $ 20,415,341
Reinvestment of distributions                                                     2,427,011      1,528,504
Cost of shares repurchased                                                      (20,074,922)   (10,633,087)
                                                                               ------------   ------------
     Net increase in net assets resulting from
        Portfolio share transactions                                           $ 46,103,203   $ 11,310,758
                                                                               ------------   ------------
     Net increase in net assets                                                $ 43,503,045   $ 12,007,767
NET ASSETS:
Beginning of year                                                              $ 47,008,836   $ 35,001,069
                                                                               ------------   ------------
End of year                                                                    $ 90,511,881   $ 47,008,836
                                                                               ============   ============
Undistributed net investment income                                            $    106,279   $    124,969
                                                                               ============   ============

                                              Year Ended       Year Ended      Year Ended      Year Ended
                                               12/31/15         12/31/15        12/31/14        12/31/14
                                                Shares          Amount           Shares          Amount
CLASS I
Shares sold                                     611,105      $  6,770,577        247,705      $  2,800,345
Reinvestment of distributions                    90,039           996,687         89,511         1,004,086
Less shares repurchased                        (680,258)       (7,521,541)      (494,078)       (5,538,759)
                                             ----------      ------------      ---------      ------------
     Net increase (decrease)                     20,886      $    245,723       (156,862)     $ (1,734,328)
                                             ==========      ============      =========      ============
CLASS II
Shares sold                                   5,146,058      $ 56,980,537      1,566,269      $ 17,614,996
Reinvestment of distributions                   129,563         1,430,324         46,652           524,418
Less shares repurchased                      (1,134,027)      (12,553,381)      (452,674)       (5,094,328)
                                             ----------      ------------      ---------      ------------
     Net increase                             4,141,594      $ 45,857,480      1,160,247      $ 13,045,086
                                             ==========      ============      =========      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2015, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or through a third party using an insurance industry valuation model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2015, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2015, the Portfolio reclassified $275,620 to increase undistributed net investment income and $275,620 to

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

     decrease accumulated net realized gain on investments, futures contracts and swap contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2015, were as follows:

--------------------------------------------------------------------------------
                                                      2015               2014
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                    $1,881,618         $1,337,186
Long-term capital gain                                545,393            191,318
                                                   ----------         ----------
  Total distributions                              $2,427,011         $1,528,504
                                                   ==========         ==========
Distributable Earnings:
Undistributed ordinary income                      $  183,434
Undistributed long-term capital gain                   52,033
Net unrealized depreciation                          (531,321)
                                                   ----------
  Total                                            $ (295,854)
                                                   ==========

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to the tax treatment of premium and amortization, the mark-to-market of futures contracts, catastrophe bonds, credit default swaps and interest accruals on preferred stock.

D.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the Portfolio's transfer agent, for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-ofpocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

     The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.   Insurance Linked Securities (ILS)

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Portfolio's investment in quota share

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     instruments and therefore place the Portfolio's assets at greater risk of loss than if PIM had more complete information.

     Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

F.   Risks

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. The amount of cash deposited with a broker as collateral at December 31, 2015 was $137,075 and is recorded within "Restricted Cash" in the Statement of Assets and Liabilities. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended December 31, 2015 was $(9,654,636).

At December 31, 2015, open futures contracts were as follows:

-----------------------------------------------------------------------------------------------------------
                                           Number of                                           Unrealized
                                           Contracts     Settlement                           Appreciation
Description                Counterparty   Long/(Short)     Month           Value             (Depreciation)
-----------------------------------------------------------------------------------------------------------
U.S. 10 Year Note (CBT)    Citibank NA        (78)          3/16       $ (9,820,688)          $    31,083
U.S. Ultra Bond (CBT)      Citibank NA         (3)          3/16           (476,063)               (1,359)
U.S. 5 Year Note (CBT)     Citibank NA        (18)          3/16         (2,129,766)                7,405
U.S. 2 Year Note (CBT)     Citibank NA         (3)          3/16           (651,703)                  782
U.S. Long Bond Note (CBT)  Citibank NA         17           3/16          2,613,751                (2,964)
-----------------------------------------------------------------------------------------------------------
Total                                                                  $(10,464,469)          $    34,947
-----------------------------------------------------------------------------------------------------------

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Portfolio at a later date, and at a specific price, which is typically higher than the purchase price paid by the Portfolio. The securities purchased serve as the Portfolio's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Portfolio is entitled to sell the securities, but the Portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss to the Portfolio. Additionally, if the counterparty becomes insolvent, there is some risk that the Portfolio will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended December 31, 2015, the Portfolio had no open repurchase agreements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

I.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event. The Portfolio may sell or buy credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

     When the Portfolio enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at December 31, 2015 was $100,000 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at December 31, 2015 are listed at the end of Schedule of Investments. The average value of swap contracts open during the year ended December 31, 2015 was $63,436.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets. Prior to July 1, 2014, management fees were calculated daily at the annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.40% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Fees waived and expenses reimbursed during the year ended December 31, 2015, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,777 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2015.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), provided substantially all transfer agent and shareowner services to the Portfolio at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Portfolio at negotiated rates.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $894 in distribution fees payable to PFD at December 31, 2015.

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2015 was as follows:

---------------------------------------------------------------------------------------------------------------
Statement of Assets                Interest                        Foreign
and Liabilities                    Rate Risk    Credit Risk   Exchange Rate Risk   Equity Risk   Commodity Risk
---------------------------------------------------------------------------------------------------------------
Assets
  Net unrealized appreciation
  on futures contracts            $   34,947    $       --        $       --       $        --   $           --
---------------------------------------------------------------------------------------------------------------
  Total Value                     $   34,947    $       --        $       --       $        --   $           --
---------------------------------------------------------------------------------------------------------------
Liabilities
  Unrealized depreciation
  on centrally cleared
  swap contracts                  $       --    $  (13,121)       $       --       $        --   $           --
---------------------------------------------------------------------------------------------------------------
  Total Value                     $       --    $  (13,121)       $       --       $        --   $           --
---------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2015 was as follows:

---------------------------------------------------------------------------------------------------------------
Statement of                       Interest                        Foreign
Operations                         Rate Risk    Credit Risk   Exchange Rate Risk   Equity Risk   Commodity Risk
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  Swap contracts                  $       --    $   23,042        $       --       $        --       $       --
  Futures contracts                  (95,026)           --                --                --               --
---------------------------------------------------------------------------------------------------------------
  Total Value                     $  (95,026)   $   23,042        $       --       $        --       $       --
---------------------------------------------------------------------------------------------------------------
Change in net unrealized
appreciation (depreciation) on
  Swap contracts                  $       --    $  (20,719)       $       --       $        --       $       --
  Futures contracts                   98,226            --                --                --               --
---------------------------------------------------------------------------------------------------------------
  Total Value                     $   98,226    $  (20,719)       $       --       $        --       $       --
---------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Bond VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Bond VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond VCT Portfolio as of December 31, 2015, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2016

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (the "Adviser"), each portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause each portfolio's current investment advisory agreement with PIM to terminate. Accordingly, each portfolio's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each portfolio's new investment advisory agreement will be submitted to the shareholders of the portfolio for their approval.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Bond VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2015 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2015, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class I shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Portfolio. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment Portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM  OFOFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Thomas J. Perna (65)        Trustee since 2006.    Private investor (2004 - 2008 and 2013 -       Director, Broadridge Financial
Chairman of the Board and   Serves until a         present); Chairman (2008 - 2013) and Chief     Solutions, Inc. (investor
Trustee                     successor trustee is   Executive Officer (2008 - 2012), Quadriserv,   communications and securities
                            elected or earlier     Inc. (technology products for securities       processing provider for financial
                            retirement or          lending industry); and Senior Executive Vice   services industry) (2009 -
                            removal.               President, The Bank of New York (financial     present); Director, Quadriserv,
                                                   and securities services) (1986 - 2004)         Inc. (2005 - 2013); and
                                                                                                  Commissioner, New Jersey State
                                                                                                  Civil Service Commission (2011 -
                                                                                                  present)
====================================================================================================================================
David R. Bock (72)          Trustee since 2005.    Managing Partner, Federal City Capital         Director of New York Mortgage
Trustee                     Serves until a         Advisors (corporate advisory services          Trust (publicly-traded mortgage
                            successor trustee is   company) (1997 - 2004 and 2008 - present);     REIT) (2004 - 2009, 2012 -
                            elected or earlier     Interim Chief Executive Officer, Oxford        present); Director of The Swiss
                            retirement or          Analytica, Inc. (privately held research and   Helvetia Fund, Inc. (closed-end
                            removal.               consulting company) (2010); Executive Vice     fund) (2010 - present); Director
                                                   President and Chief Financial Officer,         of Oxford Analytica, Inc. (2008 -
                                                   I-trax, Inc. (publicly traded health care      present); and Director of
                                                   services company) (2004 - 2007); and           Enterprise Community Investment,
                                                   Executive Vice President and Chief Financial   Inc. (privately-held affordable
                                                   Officer, Pedestal Inc. (internet-based         housing finance company) (1985 -
                                                   mortgage trading company) (2000 - 2002);       2010);
                                                   Private Consultant (1995 - 1997); Managing
                                                   Director, Lehman Brothers (1992 - 1995); and
                                                   Executive, The World Bank (1979 - 1992)
====================================================================================================================================
Benjamin M. Friedman (71)   Trustee since 2008.    William Joseph Maier Professor of Political    Trustee, Mellon Institutional
Trustee                     Serves until a         Economy, Harvard University (1972 - present)   Funds Investment Trust and Mellon
                            successor trustee is                                                  Institutional Funds Master
                            elected or earlier                                                    Portfolio (oversaw 17 portfolios
                            retirement or                                                         in fund complex) (1989 - 2008)
                            removal.
====================================================================================================================================

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                            HELD BY TRUSTEE
Margaret B.W. Graham (68)   Trustee since 2000.    Founding Director, Vice President and           None
Trustee                     Serves until a         Corporate Secretary, The Winthrop Group,
                            successor trustee is   Inc. (consulting firm) (1982 - present);
                            elected or earlier     Desautels Faculty of Management, McGill
                            retirement or          University (1999 - present); and Manager of
                            removal.               Research Operations and Organizational
                                                   Learning, Xerox PARC, Xerox's advance
                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (67)    Trustee since 1995.    President and Chief Executive Officer,          Director of New America High
Trustee                     Serves until a         Newbury, Piret & Company, Inc. (investment      Income Fund, Inc. (closed-end
                            successor trustee is   banking firm) (1981 - present)                  investment company) (2004 -
                            elected or earlier                                                     present); and Member, Board of
                            retirement or                                                          Governors, Investment Company
                            removal.                                                               Institute (2000 - 2006)
====================================================================================================================================
Fred J. Ricciardi (68)      Trustee since 2014.    Consultant (investment company services)        None
Trustee                     Serves until a         (2012 - present); Executive Vice President,
                            successor trustee is   BNY Mellon (financial and investment company
                            elected or earlier     services) (1969 - 2012); Director, BNY
                            retirement or          International Financing Corp. (financial
                            removal.               services) (2002 - 2012); and Director,
                                                   Mellon Overseas Investment Corp. (financial
                                                   services) (2009 - 2012)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Kenneth J. Taubes (57)*      Trustee since 2014.    Director and Executive Vice President (since   None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S.
                             successor trustee      (since 2010) of PIM-USA; Executive Vice
                             is elected or          President and Chief Investment Officer, U.S.
                             earlier retirement     of Pioneer (since 2008); Executive Vice
                             or removal.            President of Pioneer Institutional Asset
                                                    Management, Inc. (since 2009); and Portfolio
                                                    Manager of Pioneer (since 1999)
====================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Lorraine H. Monchak (59)**   Advisory Trustee       Chief Investment Officer, 1199 SEIU Funds      Trustee of Pioneer closed-end
Advisory Trustee             since 2014.            (healthcare workers union pension funds)       investment companies (5
                                                    (2001 - present); Vice President -             portfolios) (Sept. 2015-present)
                                                    International Investments Group, American
                                                    International Group, Inc. (insurance company)
                                                    (1993 - 2001); Vice President Corporate
                                                    Finance and Treasury Group, Citibank,
                                                    N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                    President - Asset/Liability Management Group,
                                                    Federal Farm Funding Corporation
                                                    (government-sponsored issuer of debt
                                                    securities) (1988 - 1990); Mortgage
                                                    Strategies Group, Shearson Lehman Hutton,
                                                    Inc. (investment bank) (1987 - 1988); and
                                                    Mortgage Strategies Group, Drexel Burnham
                                                    Lambert, Ltd. (investment bank) (1986 - 1987)
====================================================================================================================================

**  Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM  OF OFFICE AND                                                   OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Lisa M. Jones (53)           Since 2014. Serves     Chair, Director, CEO and President of          Trustee of Pioneer closed-end
President and Chief          at the discretion of   Pioneer Investment Management USA Inc.         investment companies (5
Executive Officer            the Board.             ("PIM-USA") (since September 2014); Chair,     portfolios) (Sept. 2015-present)
                                                    Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September
                                                    2014); Chair, Director and CEO of Pioneer
                                                    Funds Distributor, Inc. (since September
                                                    2014); Chair, Director, CEO and President of
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since September 2014); and Chair, Director,
                                                    President and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan
                                                    Stanley Investment Management (2010 - 2013);
                                                    and Director of Institutional Business, CEO
                                                    of International, Eaton Vance Management
                                                    (2005 - 2010)
====================================================================================================================================
Christopher J. Kelley (51)   Since 2003. Serves     Vice President and Associate General Counsel   None
Secretary and Chief Legal    at the discretion of   of Pioneer since January 2008; Secretary and
Officer                      the Board.             Chief Legal Officer of all of the Pioneer
                                                    Funds since June 2010; Assistant Secretary
                                                    of all of the Pioneer Funds from September
                                                    2003 to May 2010; and Vice President and
                                                    Senior Counsel of Pioneer from July 2002 to
                                                    December 2007
====================================================================================================================================
Carol B. Hannigan (54)       Since 2010. Serves     Fund Governance Director of Pioneer since      None
Assistant Secretary          at the discretion of   December 2006 and Assistant Secretary of all
                             the Board.             the Pioneer Funds since June 2010; Manager -
                                                    Fund Governance of Pioneer from December
                                                    2003 to November 2006; and Senior Paralegal
                                                    of Pioneer from January 2000 to November
                                                    2003
====================================================================================================================================

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Thomas Reyes (53)            Since 2010. Serves     Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary          at the discretion of   Assistant Secretary of all the Pioneer Funds
                             the Board.             since June 2010; and Counsel of Pioneer from
                                                    June 2007 to May 2013
====================================================================================================================================
Mark E. Bradley (56)         Since 2008. Serves     Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief          at the discretion of   Treasurer of all of the Pioneer Funds since
Financial and Accounting     the Board.             March 2008; Deputy Treasurer of Pioneer from
Officer                                             March 2004 to February 2008; and Assistant
                                                    Treasurer of all of the Pioneer Funds from
                                                    March 2004 to February 2008
====================================================================================================================================
Luis I. Presutti (50)        Since 2000. Serves     Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer          at the discretion of   Assistant Treasurer of all of the Pioneer
                             the Board.             Funds
====================================================================================================================================
Gary Sullivan (57)           Since 2002. Serves     Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer          at the discretion of   Pioneer; and Assistant Treasurer of all of
                             the Board.             the Pioneer Funds
====================================================================================================================================
David F. Johnson (36)        Since 2009. Serves     Fund Administration Manager - Fund Treasury    None
Assistant Treasurer          at the discretion of   of Pioneer since November 2008; Assistant
                             the Board.             Treasurer of all of the Pioneer Funds since
                                                    January 2009; and Client Service Manager -
                                                    Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
====================================================================================================================================
Jean M. Bradley (63)         Since 2010. Serves     Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer     at the discretion of   all the Pioneer Funds since March 2010;
                             the Board.             Chief Compliance Officer of Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Pioneer since October 2005;
                                                    and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003
                                                    to October 2005
====================================================================================================================================
Kelly O'Donnell (44)         Since 2006. Serves     Director - Transfer Agency Compliance of       None
Anti-Money Laundering        at the discretion of   Pioneer and Anti-Money Laundering Officer of
Officer                      the Board.             all the Pioneer Funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18656-10-0216

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        12

  Notes to Financial Statements                                               17

  Report of Independent Registered Public Accounting Firm                     24

  Approval of Investment Advisory Agreement                                   26

  Trustees, Officers and Service Providers                                    29

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/15
--------------------------------------------------------------------------------

Sector Distribution
(As of percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 27.5%
Industrials                                                                19.5%
Telecommunication Services                                                 13.2%
Information Technology                                                     12.9%
Energy                                                                      9.1%
Consumer Discretionary                                                      8.8%
Materials                                                                   4.6%
Health Care                                                                 1.8%
Utilities                                                                   1.6%
Consumer Staples                                                            1.0%

Geographical Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

China                                                                      27.6%
Brazil                                                                     10.6%
United Arab Emirates                                                        7.3%
Republic of Georgia                                                         6.3%
South Korea                                                                 6.1%
Greece                                                                      5.9%
Russia                                                                      5.9%
Nigeria                                                                     5.5%
Philippines                                                                 4.9%
Egypt                                                                       4.6%
India                                                                       3.0%
Kenya                                                                       2.6%
Mexico                                                                      2.3%
South Africa                                                                2.2%
Taiwan                                                                      1.9%
Jordan                                                                      1.8%
Italy                                                                       1.5%

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
1. TBC Bank JSC (G.D.R.)                                                   6.27%
--------------------------------------------------------------------------------
2. TMK PAO (G.D.R.)                                                        5.95
--------------------------------------------------------------------------------
3. Goodbaby International
   Holdings, Ltd.                                                          5.79
--------------------------------------------------------------------------------
4. Tupy SA                                                                 5.41
--------------------------------------------------------------------------------
5. Air Arabia PJSC                                                         4.95
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                            12/31/15           12/31/14
   Class I                                            $15.25             $21.69
   Class II                                           $15.04             $21.41

                                Net
Distributions per Share         Investment     Short-Term          Long-Term
(1/1/15 - 12/31/15)             Income         Capital Gains       Capital Gains
     Class I                    $0.8825        $0.9256             $2.0555
     Class II                   $0.7984        $0.9256             $2.0555

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Emerging Markets VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

            Pioneer Emerging           Pioneer Emerging         MSCI Emerging
            Markets VCT Portfolio,     Markets VCT Portfolio,   Markets ND Index
            Class I                    Class II
12/05       $10,000                    $10,000                 $10,000
12/06       $13,576                    $13,551                 $13,217
12/07       $19,395                    $19,303                 $18,423
12/08       $ 8,106                    $ 8,049                 $ 8,598
12/09       $14,157                    $14,007                 $15,347
12/10       $16,407                    $16,193                 $18,244
12/11       $12,568                    $12,369                 $14,883
12/12       $14,072                    $13,811                 $17,595
12/13       $13,795                    $13,509                 $17,137
12/14       $12,063                    $11,780                 $16,763
12/15       $10,211                    $ 9,947                 $14,262

The Morgan Stanley Capital International (MSCI) Emerging Markets ND Index is an unmanaged index that measures the performance of emerging markets stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2015)

--------------------------------------------------------------------------------
                                                                 MSCI Emerging
                                  Class I        Class II       Markets ND Index
--------------------------------------------------------------------------------
10 Years                           0.21%          -0.05%               3.61%
5 Years                           -9.05%          -9.29%              -4.81%
1 Year                           -15.36%         -15.56%             -14.92%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from July 1, 2015 through December 31, 2015.

Share Class                                         I                     II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15               $1,000.00              $1,000.00
Ending Account Value on 12/31/15                $  809.41              $  808.66
Expenses Paid During Period*                    $    8.03              $    9.16

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.76% and 2.01% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2015 through December 31, 2015.

Share Class                                              I                II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                    $1,000.00         $1,000.00
Ending Account Value on 12/31/15                     $1,016.33         $1,015.07
Expenses Paid During Period*                         $    8.94         $   10.21

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.76% and 2.01% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Mauro Ratto, Marco Mencini, and Andrea Salvatori, portfolio managers of Pioneer Emerging Markets VCT Portfolio, discuss the investment environment and the Portfolio's performance during the 12-month period ended December 31, 2015. Mr. Ratto, Head of Emerging Markets Investment Management at Pioneer, Mr. Mencini, Head of Equities, Emerging Markets, and a senior vice president at Pioneer, and Mr. Salvatori, Head of Global Emerging Markets & Latin American Equities, a senior vice president and a senior portfolio manager at Pioneer, are responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2015?

A: Pioneer Emerging Markets VCT Portfolio's Class I shares returned -15.36% at net asset value during the 12-month period ended December 31, 2015, and Class II shares returned -15.56%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index (the MSCI Index)1, returned -14.92%. During the same period, the average return of the 79 variable portfolios in Lipper's Emerging Markets Underlying Funds category was -12.97%.

Q: Could you please review the performance of emerging markets stocks during the 12-month period ended December 31, 2015?

A: As the return of the MSCI Index benchmark indicates, emerging markets stocks dealt with substantial headwinds over the past 12 months. In addition to finishing with a negative return, the asset class significantly underperformed the -0.32% return of the MSCI World Index, which measures the performance of equities in developed markets.

     The slowdown of China's economy was one of the most important factors contributing to the shortfall of emerging markets equities during the period. China has been a critical source of incremental demand for commodities in recent years, and so the Chinese economy's slowing growth had a significant impact on the price of oil and industrial metals. The pricing issues, in turn, weighed heavily on the many export-dependent emerging markets economies and contributed to a general decline in investor sentiment. Developments in Brazil also proved to be a source of concern for emerging markets investors, as the combination of slowing economic growth, rising interest rates, and political instability led to meaningful underperformance by the country's stock market. In addition, the prospect of higher interest rates in the United States - an expectation that was finally fulfilled just prior to the end of the period when the U.S. Federal Reserve (the Fed) increased the Federal funds rate - fueled an increase in risk-aversion among investors and depressed the value of many emerging markets currencies. Together, these factors contributed to heavy outflows from the emerging equity markets and resulted in a sizeable degree of underperformance for the asset class.

--------------------
(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4
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Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Q: The Portfolio underperformed the MSCI Index during the 12-month period ended December 31, 2015. What were the primary reasons for the Portfolio's lagging benchmark-relative returns?

A: Stock selection was the primary factor in the Portfolio's underperformance of its benchmark over the past 12 months. We held a handful of stocks in the Portfolio that lagged the return of the broader market, offsetting gains among other holdings.

     Among the Portfolio positions that detracted the most from benchmark-relative performance was the Egyptian company Global Telecom Holding. In addition to being affected by broader weakness in Egypt's market, the stock's performance was hurt by the perceived complexity of the company's assets. We maintained the position in the Portfolio, however, based on our belief that the stock continues to trade well below its intrinsic value. The Portfolio's shares of Brazilian food-processing company Marfrig Global Foods also detracted from relative returns during the period, due largely to a decline in beef prices and a drop in local demand. We chose to exit the Marfrig position at a loss. Other investments that were key detractors from the Portfolio's benchmark-relative performance during the period included Philippine National Bank, the cloud-computing company ChinaCache International, and the toll-road operator OHL Mexico.

     With regard to asset allocation, our decision to maintain a Portfolio underweight in Korea hurt relative returns during the 12-month period. We have been tilting the Portfolio's investments away from Korea for some time, as we do not see value in the market and we believe the country is home to a high number of inefficiently run companies. Korean stocks outperformed over the past year, however, due to the country's exposure to the global technology sector and investors' gravitation to the types of larger, seemingly more stable companies found in the Korean market. We modestly increased the Portfolio's position in Korea during the latter half of the 12-month period as part of our broader effort to minimize the impact of country allocations on the Portfolio's performance. Despite the increase, however, the Portfolio remained underweight in Korean versus the MSCI Index as of period end.

Q: Which investment decisions or individual positions contributed to the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2015?

A: An overweight in China as compared with the benchmark, as well as stock selection results among the Portfolio's Chinese positions, contributed to relative returns during the 12-month period. Although China's market declined sharply from May through the end of the period, its relative strength in the early part of 2015 enabled it to outperform during the Portfolio's full fiscal year, and so the overweight aided benchmark-relative results. In addition, shares of Chinese companies accounted for a large number of the Portfolio's leading individual performance contributors over the fiscal year ended December 31, 2015. Those included positions in Goodbaby International, Haitong International Securities Group, Huaneng Renewables, and China Conch Venture Holdings. Even though China's market has been volatile in recent months, we continue to believe it offers an attractive longer-term opportunity due to the combination of the country's growing consumer base and urbanizing economy.

                                                                               5
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Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15                             (continued)
--------------------------------------------------------------------------------

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

To the extent the Portfolio invests in issuers located within specific countries or regions, the Portfolio may be particularly affected by adverse markets, rates, and events which may occur in those countries and regions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

     Russia was an additional source of strength during the period, as the Portfolio's overweight position enabled it to capitalize on the country's relative outperformance. Notably, Russia's stock market finished the Portfolio's fiscal year with a return more than 20 percentage points higher than that of the MSCI Index benchmark. Stock selection results in the country added further value to the Portfolio's benchmark-relative performance; specifically, positions in Russian agricultural chemicals producer PhosAgro and oil services firm TMK OAO made solid contributions to relative returns.

Q: Did you invest in any derivatives while managing the Portfolio during the 12-month period ended December 31, 2015? If so, did the derivative positions have any effect on the Portfolio's performance?

A: The Portfolio used derivatives in the form of futures and currency forward contracts during the period. Our goal in using derivatives is not to add to the Portfolio's total return, but to attempt to "hedge" (or mitigate) the risks - especially currency risks - of certain Portfolio positions. The use of currency forwards contributed modestly to the Portfolio's performance during the 12-month period, as emerging markets currencies (as a group) lost ground relative to the U.S. dollar.


Q: How was the Portfolio positioned with respect to specific regions or countries as of December 31, 2015?

A: Keeping in mind that the Portfolio's country and sector weightings are largely a residual effect of our individual stock selection process, we have continued to favor owning stocks of companies located in countries where we see catalysts for outperformance, such as Russia, China, and the Philippines. We have also been increasing the Portfolio's positions in certain frontier markets, which has led us to overweight the portfolio in countries such as the United Arab Emirates, Nigeria, Kenya, and Egypt.

     Conversely, the Portfolio is underweight in many of the larger, more developed markets in the emerging markets asset class, such as Taiwan, Korea and South Africa, and we have been tilting the Portfolio away from Latin America due to the economic challenges in the region. The Portfolio is also underweight in India, where we have found valuations to be unattractive amid investors' enthusiasm surrounding the country's reform-minded government.

Q:   Do you have any closing thoughts for investors?

A: The past year has been difficult for the emerging markets, and we believe there is potential for above-average market volatility through the early parts of 2016. On the plus side, valuations have fallen to what we believe are near-compelling levels -- albeit not so low as to signal a broad-based investment opportunity. Instead, we believe investors will be rewarded by an active approach to individual stock selection that seeks to avoid potential "value traps" in many of the troubled countries within the emerging markets asset class. With that in mind, we intend to maintain our emphasis on holding shares of companies that we believe feature strong fundamentals, intelligent capital-allocation strategies and sustainable paths to earnings growth.

Please refer to the Schedule of Investments on pages 7 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

6
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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15
--------------------------------------------------------------------------------

   Shares                                                                                              Value
                 PREFERRED STOCKS - 3.9%
                 Banks - 1.5%
                 Diversified Banks - 1.5%
     62,932      Itau Unibanco Holding SA                                                        $   410,760
                                                                                                 -----------
                 Total Banks                                                                     $   410,760
                                                                                                 -----------
                 Technology Hardware & Equipment - 2.4%
                 Technology Hardware, Storage & Peripherals - 2.4%
        690      Samsung Electronics Co., Ltd.                                                   $   636,769
                                                                                                 -----------
                 Total Technology Hardware & Equipment                                           $   636,769
                                                                                                 -----------
                 TOTAL PREFERRED STOCKS
                 (Cost $1,246,702)                                                               $ 1,047,529
                                                                                                 -----------
                 COMMON STOCKS - 93.1%
                 Energy - 8.8%
                 Oil & Gas Equipment & Services - 5.8%
         50      Dayang Enterprise Holdings Bhd                                                  $        16
    491,101      TMK PAO (G.D.R.)                                                                  1,565,776
                                                                                                 -----------
                                                                                                 $ 1,565,792
                                                                                                 -----------
                 Oil & Gas Refining & Marketing - 2.5%
  7,169,945      KenolKobil, Ltd. Group                                                          $   674,907
                                                                                                 -----------
                 Coal & Consumable Fuels - 0.5%
     29,943      Coal India, Ltd.                                                                $   147,810
                                                                                                 -----------
                 Total Energy                                                                    $ 2,388,509
                                                                                                 -----------
                 Materials - 4.5%
                 Construction Materials - 0.5%
     21,334      Cemex SAB de CV (A.D.R.)*                                                       $   118,830
                                                                                                 -----------
                 Diversified Metals & Mining - 4.0%
  5,780,000      MMG, Ltd.*                                                                      $ 1,090,700
                                                                                                 -----------
                 Steel - 0.0%+
          2      POSCO                                                                           $       284
                                                                                                 -----------
                 Total Materials                                                                 $ 1,209,814
                                                                                                 -----------
                 Capital Goods - 5.8%
                 Construction & Engineering - 5.1%
     66,659      Astaldi S.p.A.                                                                  $   402,662
  1,505,000      Beijing Urban Construction Design & Development Group Co., Ltd.                     967,848
                                                                                                 -----------
                                                                                                 $ 1,370,510
                                                                                                 -----------
                 Industrial Machinery - 0.7%
     96,000      China Conch Venture Holdings, Ltd.*                                             $   198,304
                                                                                                 -----------
                 Total Capital Goods                                                             $ 1,568,814
                                                                                                 -----------
                 Transportation - 7.9%
                 Air Freight & Logistics - 3.1%
    218,647      Aramex PJSC                                                                     $   186,876
  1,230,000      Sinotrans, Ltd.                                                                     654,429
                                                                                                 -----------
                                                                                                 $   841,305
                                                                                                 -----------
                 Airlines - 4.8%
  3,526,281      Air Arabia PJSC                                                                 $ 1,301,187
                                                                                                 -----------
                 Total Transportation                                                            $ 2,142,492
                                                                                                 -----------
                 Automobiles & Components - 5.3%
                 Auto Parts & Equipment - 5.3%
    302,267      Tupy SA                                                                         $ 1,423,624
                                                                                                 -----------
                 Total Automobiles & Components                                                  $ 1,423,624
                                                                                                 -----------


   The accompanying notes are an integral part of these financial statements.

                                                                               7
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Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

  Shares                                                                                               Value
                 Consumer Durables & Apparel - 5.6%
                 Leisure Products - 5.6%
  4,197,000      Goodbaby International Holdings, Ltd.                                           $ 1,522,890
                                                                                                 -----------
                 Total Consumer Durables & Apparel                                               $ 1,522,890
                                                                                                 -----------
                 Consumer Services - 0.0%+
                 Casinos & Gaming - 0.0%+
      1,339      NagaCorp, Ltd.                                                                  $       844
                                                                                                 -----------
                 Total Consumer Services                                                         $       844
                                                                                                 -----------
                 Media - 1.9%
                 Cable & Satellite - 1.9%
      3,772      Naspers, Ltd.                                                                   $   515,774
                                                                                                 -----------
                 Total Media                                                                     $   515,774
                                                                                                 -----------
                 Retailing - 1.0%
                 Specialty Stores - 1.0%
     14,923      FF Group                                                                        $   280,317
                                                                                                 -----------
                 Total Retailing                                                                 $   280,317
                                                                                                 -----------
                 Food, Beverage & Tobacco - 0.9%
                 Packaged Foods & Meats - 0.3%
    315,141      Flour Mills of Nigeria Plc                                                      $    31,602
     42,507      Marfrig Global Foods SA*                                                             67,805
                                                                                                 -----------
                                                                                                 $    99,407
                                                                                                 -----------
                 Tobacco - 0.6%
     31,366      ITC, Ltd.                                                                       $   155,160
                                                                                                 -----------
                 Total Food, Beverage & Tobacco                                                  $   254,567
                                                                                                 -----------
                 Pharmaceuticals, Biotechnology & Life Sciences - 1.8%
                 Pharmaceuticals - 1.8%
     14,216      Hikma Pharmaceuticals Plc                                                       $   481,217
                                                                                                 -----------
                 Total Pharmaceuticals, Biotechnology & Life Sciences                            $   481,217
                                                                                                 -----------
                 Banks - 23.0%
                 Diversified Banks - 23.0%
     91,363      Abu Dhabi Commercial Bank PJSC                                                  $   163,763
         32      Banco Santander Brasil SA (A.D.R.)                                                      124
    262,000      China Construction Bank Corp.                                                       177,858
     87,581      Grupo Financiero Banorte SAB de CV                                                  482,574
      4,599      HDFC Bank, Ltd. (A.D.R.)                                                            283,298
     36,810      ICICI Bank, Ltd.                                                                    144,069
    652,000      Industrial & Commercial Bank of China, Ltd.                                         390,495
      8,916      KB Financial Group, Inc.                                                            249,791
        775      Mega Financial Holding Co., Ltd.                                                        498
  1,158,957      Philippine National Bank*                                                         1,283,358
    163,674      TBC Bank JSC (G.D.R.)*                                                            1,649,793
 45,359,581      United Bank for Africa Plc                                                          770,722
  9,084,268      Zenith Bank Plc                                                                     643,902
                                                                                                 -----------
                                                                                                 $ 6,240,245
                                                                                                 -----------
                 Total Banks                                                                     $ 6,240,245
                                                                                                 -----------
                 Diversified Financials - 0.0%+
                 Consumer Finance - 0.0%+
       427       Credito Real SAB de CV SOFOM ER                                                 $     1,085
                                                                                                 -----------
                 Total Diversified Financials                                                    $     1,085
                                                                                                 -----------


   The accompanying notes are an integral part of these financial statements.

8
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Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

   Shares                                                                                             Value
                 Insurance - 1.1%
                 Life & Health Insurance - 1.1%
      3,246      Samsung Life Insurance Co., Ltd.                                                $   301,248
                                                                                                 -----------
                 Total Insurance                                                                 $   301,248
                                                                                                 -----------
                 Real Estate - 1.0%
                 Real Estate Development - 1.0%
    174,549      Emaar Properties PJSC                                                           $   269,049
                                                                                                 -----------
                 Total Real Estate                                                               $   269,049
                                                                                                 -----------
                 Software & Services - 8.3%
                 Internet Software & Services - 4.5%
    147,088      ChinaCache International Holdings, Ltd. (A.D.R.)*                               $ 1,212,005
                                                                                                 -----------
                 IT Consulting & Other Services - 3.8%
 11,337,000      China ITS Holdings Co., Ltd.                                                    $ 1,045,087
                                                                                                 -----------
                 Total Software & Services                                                       $ 2,257,092
                                                                                                 -----------
                 Technology Hardware & Equipment - 0.8%
                 Electronic Manufacturing Services - 0.8%
     91,255      Hon Hai Precision Industry Co., Ltd.                                            $   222,725
                                                                                                 -----------
                 Total Technology Hardware & Equipment                                           $   222,725
                                                                                                 -----------
                 Semiconductors & Semiconductor Equipment - 1.0%
                 Semiconductors - 1.0%
     63,000      Taiwan Semiconductor Manufacturing Co., Ltd.                                    $   271,280
                                                                                                 -----------
                 Total Semiconductors & Semiconductor Equipment                                  $   271,280
                                                                                                 -----------
                 Telecommunication Services - 12.8%
                 Integrated Telecommunication Services - 4.7%
    126,775      Hellenic Telecommunications Organization SA                                     $ 1,269,297
                                                                                                 -----------
                 Wireless Telecommunication Services - 8.1%
     11,915      Bharti Airtel, Ltd.                                                             $    60,563
    930,927      Global Telecom Holding SAE (G.D.R.)*                                              1,210,740
      5,661      MTN Group, Ltd.                                                                      48,535
    516,319      Tim Participacoes SA                                                                878,127
                                                                                                 -----------
                                                                                                 $ 2,197,965
                                                                                                 -----------
                 Total Telecommunication Services                                                $ 3,467,262
                                                                                                 -----------
                 Utilities - 1.6%
                 Electric Utilities - 1.6%
     10,080      Korea Electric Power Corp.*                                                     $   426,790
                                                                                                 -----------
                 Total Utilities                                                                 $   426,790
                                                                                                 -----------
                 TOTAL COMMON STOCKS
                 (Cost $33,496,972)                                                              $25,245,638
                                                                                                 -----------

  Principal
 Amount ($)
                CORPORATE BOND - 0.0%+
                Household & Personal Products - 0.0%+
                Personal Products - 0.0%+
BRL 136,000     Hypermarcas SA, 11.3%, 10/15/18 (c)                                              $    12,982
                                                                                                 -----------
                Total Household & Personal Products                                              $    12,982
                                                                                                 -----------
                TOTAL CORPORATE BOND
                (Cost $50,036)                                                                   $    12,982
                                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

                                                                               9
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Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

    Shares                                                                                             Value
                 RIGHTS / WARRANTS - 0.0%+
                 Food, Beverage & Tobacco - 0.0%+
                 Packaged Foods & Meats - 0.0%+
    131,308      Flour Mills of Nigeria Plc, 12/31/49* (c)                                       $        --
                                                                                                 -----------
                 Total Food, Beverage & Tobacco                                                  $        --
                                                                                                 -----------
                 TOTAL RIGHTS / WARRANTS
                 (Cost $--)                                                                      $        --
                                                                                                 -----------
                 TOTAL INVESTMENT IN SECURITIES - 97.0%
                 (Cost $34,793,710) (a) (b)                                                      $26,306,149
                                                                                                 -----------
                 OTHER ASSETS & LIABILITIES - 3.0%                                               $   800,934
                                                                                                 -----------
                 TOTAL NET ASSETS - 100.0%                                                       $27,107,083
                                                                                                 ===========

+          Amount rounds to less than 0.1%.

*          Non-income producing security.

(A.D.R.)   American Depositary Receipts.

(G.D.R.)   Global Depositary Receipts.

(a) At December 31, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $35,224,661 was as follows:

           Aggregate gross unrealized appreciation for all investments
           in which there is an excess of value over tax cost                      $   452,678
           Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                                (9,371,190)
                                                                                   -----------
           Net unrealized depreciation                                             $(8,918,512)
                                                                                   -----------

(b) Distributions of investments, by country of issue (excluding temporary cash investments) as a percentage of total investment insecurities, is as follows:

           China                                                           27.6%
           Brazil                                                          10.6
           United Arab Emirates                                             7.3
           Republic of Georgia                                              6.3
           South Korea                                                      6.1
           Russia                                                           5.9
           Greece                                                           5.9
           Nigeria                                                          5.5
           Philippines                                                      4.9
           Egypt                                                            4.6
           India                                                            3.0
           Kenya                                                            2.6
           Mexico                                                           2.3
           South Africa                                                     2.2
           Taiwan                                                           1.9
           Jordan                                                           1.8
           Italy                                                            1.5
                                                                          ------
                                                                          100.0%
                                                                          ======

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Notes 1A.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

BRL        Brazilian Real.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2015 aggregated $28,167,202 and $31,990,125, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below. Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

10
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Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

The following is a summary of the inputs used as of December 31, 2015 in valuing the Portfolio's assets:

                                                                   Level 1             Level 2      Level 3        Total
Preferred Stock                                                $             --   $   1,047,529   $       --  $   1,047,529
Common Stocks                                                                                                            --
   Materials                                                                                                             --
       Construction Materials                                           118,830              --           --        118,830
   Banks                                                                                                                 --
       Diversified Banks                                                765,996       5,474,249           --      6,240,245
   Diversified Financials                                                                                                --
       Consumer Finance                                                   1,085              --           --          1,085
   Software & Services                                                                                                   --
       Internet Software & Services                                   1,212,005              --           --      1,212,005
   All Other Common Stocks                                                   --      17,673,473           --     17,673,473
Corporate Bonds                                                              --              --       12,982         12,982
Rights/Warrants                                                              --              --*          --             --
                                                               ----------------   -------------   ----------  -------------
Total                                                          $      2,097,916   $  24,195,251   $   12,982  $  26,306,149
                                                               ================   =============   ==========  =============
Other Financial Instruments
Unrealized appreciation on forward foreign currency contracts  $             --   $      88,258   $       --  $      88,258
Unrealized depreciation on forward foreign currency contracts                --          (7,458)          --         (7,458)
Unrealized depreciation on futures contracts                             (2,870)             --           --         (2,870)
                                                               ----------------   -------------   ----------  -------------
Total Other Financial Instruments                              $         (2,870)  $      80,800   $       --  $      77,930
                                                               ================   =============   ==========  =============

*    Security is valued at $0.

The following is a summary of the fair valuation of certain Portfolio's assets and liabilities as of December 31, 2015:

                Assets:                                              Level 1          Level 2       Level 3        Total
Foreign currencies, at value                                   $             --   $     719,383   $       --  $     719,383
Restricted cash                                                              --          83,617           --         83,617
                                                               ----------------   -------------   ----------  -------------
Total:                                                         $             --   $     803,000   $       --  $     803,000
                                                               ================   =============   ==========  =============

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                               Corporate
                                                                Bonds              Warrants            Total
Balance as of 12/31/14                                         $ 90,736           $     --**      $    90,736
Realized gain (loss)(1)                                         (43,715)                --            (43,715)
Change in unrealized appreciation (depreciation)(2)               1,442                 --              1,442
Purchases                                                            --                 --                 --
Sales                                                           (35,481)                --            (35,481)
Transfers in to Level 3 *                                            --                 --                 --
Transfers out of Level 3 *                                           --                 --                 --
Expire                                                               --                 --**               --
                                                               --------           --------        -----------
Balance as of 12/31/15                                         $ 12,982           $     --        $    12,982
                                                               ========           ========        ===========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* During the year ending December 31, 2015, investments having a value of $802,324 were transferred from Level 1 to Level 2. The change in the level designation within the fair value hierarchy was due to the Portfolio's ability to use a fair value model developed by an independent pricing service. There were no other transfers between levels 1, 2 and 3.

**   Security is valued at $0.

     Net change in unrealized appreciation (depreciation) of investments still held as of 12/31/15      $   (13,461)
                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended      Year Ended     Year Ended  Year Ended    Year Ended
                                                             12/31/15        12/31/14       12/31/13     12/31/12     12/31/11
Class I
Net asset value, beginning of period                         $  21.69         $  25.10      $  25.95     $  24.08     $  31.52
                                                             --------         --------      --------     --------     --------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.01(a)(c)   $   0.08(a)   $   0.25     $   0.24     $   0.35
   Net realized and unrealized gain (loss) on investments       (2.59)           (3.18)        (0.81)        2.53        (7.71)
                                                             --------         --------      --------     --------     --------
      Net increase (decrease) from investment operations     $  (2.58)        $  (3.10)     $  (0.56)    $   2.77     $  (7.36)
Distribution to shareowners:
   Net investment income                                     $  (0.88)        $  (0.17)     $  (0.29)    $  (0.13)    $  (0.08)
   Net realized gain                                            (2.98)           (0.14)           --        (0.77)          --
                                                             --------         --------      --------     --------     --------
Total distributions                                          $  (3.86)        $  (0.31)     $  (0.29)    $  (0.90)    $  (0.08)
                                                             --------         --------      --------     --------     --------
Net increase (decrease) in net asset value                   $  (6.44)        $  (3.41)     $  (0.85)    $   1.87     $  (7.44)
                                                             --------         --------      --------     --------     --------
Net asset value, end of period                               $  15.25         $  21.69      $  25.10     $  25.95     $  24.08
                                                             ========         ========      ========     ========     ========
Total return*                                                  (15.36)%         (12.55)%       (1.96)%      11.97%      (23.40)%
Ratio of net expenses to average net assets (b)                  1.76%            1.65%         1.45%        1.45%        1.47%
Ratio of net investment income (loss) to average net assets      0.05%            0.33%         0.96%        0.93%        1.13%
Portfolio turnover rate                                            87%             102%           87%         143%         215%
Net assets, end of period (in thousands)                     $ 12,504         $ 17,521      $ 32,531     $ 42,517     $ 43,727

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per share data presented above is based on the average shares outstanding for the period.

(b)   Includes interest expense of 0.00%, 0.03%, 0.00%, 0.00% and 0.00%, respectively.

(c) The amount shown for a share outstanding does not correspond with the net investment loss on the Statement of Operations due to the timing of the sales and repurchase of shares.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended      Year Ended    Year Ended   Year Ended   Year Ended
                                                             12/31/15        12/31/14      12/31/13     12/31/12     12/31/11
Class II
Net asset value, beginning of period                         $ 21.41          $ 24.73       $ 25.55      $ 23.71      $  31.04
                                                             -------          -------       -------      -------      --------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.04)(a)      $ (0.02)(a)   $  0.19      $  0.18      $   0.27
   Net realized and unrealized gain (loss) on investments      (2.55)           (3.11)        (0.79)        2.48         (7.60)
                                                             -------          -------       -------      -------      --------
      Net increase (decrease) from investment operations     $ (2.59)         $ (3.13)      $ (0.60)     $  2.66      $  (7.33)
Distribution to shareowners:
   Net investment income                                     $ (0.80)         $ (0.05)      $ (0.22)     $ (0.05)     $     --
   Net realized gain                                           (2.98)           (0.14)           --        (0.77)           --
                                                             -------          -------       -------      -------      --------
Total distributions                                          $ (3.78)         $ (0.19)      $ (0.22)     $ (0.82)     $     --
                                                             -------          -------       -------      -------      --------
Net increase (decrease) in net asset value                   $ (6.37)         $ (3.32)      $ (0.82)     $  1.84      $  (7.33)
                                                             -------          -------       -------      -------      --------
Net asset value, end of period                               $ 15.04          $ 21.41       $ 24.73      $ 25.55      $  23.71
                                                             =======          =======       =======      =======      ========
Total return*                                                 (15.56)%         (12.80)%       (2.19)%      11.66%       (23.62)%
Ratio of net expenses to average net assets (b)                 2.01%            1.87%         1.70%        1.70%         1.72%
Ratio of net investment income (loss) to average net assets    (0.19)%          (0.09)%        0.69%        0.71%         0.86%
Portfolio turnover rate                                           87%             102%           87%         143%          215%
Net assets, end of period (in thousands)                     $14,603          $18,901       $45,217      $53,514      $ 52,403

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per share data presented above is based on the average shares outstanding for the period.

(b)   Includes interest expense of 0.00%, 0.03%, 0.00%, 0.00% and 0.00%, respectively.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/15
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities (cost $34,793,710)                          $26,306,149
   Cash                                                                      30,307
   Foreign currencies, at value (cost $703,214)                             719,383
   Restricted cash*                                                          83,617
   Receivables --
     Portfolio shares sold                                                    9,519
     Dividends (net of foreign taxes withheld of $7,845)                     26,107
     Interest                                                                   703
   Unrealized appreciation on forward foreign currency contracts             88,258
                                                                        -----------
        Total assets                                                    $27,264,043
                                                                        -----------

LIABILITIES:
   Payables --
     Portfolio shares repurchased                                       $    82,288
     Trustee fees                                                               109
   Due to affiliates                                                          1,689
   Accrued expenses                                                          62,546
   Unrealized depreciation on forward foreign currency contracts              7,458
   Unrealized depreciation on futures contracts                               2,870
                                                                        -----------
        Total liabilities                                               $   156,960
                                                                        -----------

NET ASSETS:
   Paid-in capital                                                      $38,515,709
   Undistributed net investment income                                       31,627
   Accumulated net realized loss on investments, futures contracts and

      foreign currency transactions                                      (3,022,526)
   Net unrealized depreciation on investments                            (8,487,561)
   Net unrealized depreciation on futures contracts                          (2,870)
   Net unrealized appreciation on forward foreign currency contracts and
      other assets and liabilities denominated in foreign currencies         72,704
                                                                        -----------
        Total net assets                                                $27,107,083
                                                                        ===========

NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $12,504,384/819,809 shares)                        $     15.25
                                                                        ===========
   Class II (based on $14,602,699/970,809 shares)                       $     15.04
                                                                        ===========

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $61,885)                       $    599,876
  Interest (net of foreign taxes withheld of $705)                                 15,642
                                                                             ------------
        Total investment income                                                             $    615,518
                                                                                            ------------

EXPENSES:
  Management fees                                                            $    372,613
  Transfer agent fees
     Class I                                                                        1,275
     Class II                                                                       1,275
  Distribution fees
     Class II                                                                      44,880
  Administrative expense                                                           22,125
  Custodian fees                                                                   79,328
  Professional fees                                                                61,461
  Printing expense                                                                 21,450
  Fees and expenses of nonaffiliated Trustees                                       7,289
  Miscellaneous                                                                    30,149
                                                                             ------------
     Total expenses                                                                         $    641,845
                                                                                            ------------
       Net investment loss                                                                  $    (26,327)
                                                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
    Investments                                                              $ (2,437,223)
    Futures contracts                                                            (148,437)
    Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies                          953,847   $ (1,631,813)
                                                                             ------------   ------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                             $ (2,867,926)
     Futures contracts                                                             (2,870)
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies                         (614,548)  $ (3,485,344)
                                                                             ------------   ------------
  Net realized and unrealized gain (loss) on investments, futures contracts
     and foreign currency transactions                                                      $ (5,117,157)
                                                                                            ------------
   Net decrease in net assets resulting from operations                                     $ (5,143,484)
                                                                                            ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                               Year Ended     Year Ended
                                                                                                12/31/15       12/31/14
FROM OPERATIONS:
Net investment income (loss)                                                                  $    (26,327)  $      55,467
Net realized gain (loss) on investments, futures contracts and foreign currency transactions    (1,631,813)      5,128,282
Change in net unrealized appreciation (depreciation) on investments, futures contracts
   and foreign currency transactions                                                            (3,485,344)    (10,300,330)
                                                                                              ------------   -------------
      Net decrease in net assets resulting from operations                                    $ (5,143,484)  $  (5,116,581)
                                                                                              ------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.88 and $0.17 per share, respectively)                                       $   (661,735)  $    (204,295)
      Class II ($0.80 and $0.05 per share, respectively)                                          (677,045)        (46,453)
Net realized gain:
      Class I ($2.98 and $0.14 per share, respectively)                                         (2,235,352)       (163,063)
      Class II ($2.98 and $0.14 per share, respectively)                                        (2,527,979)       (132,075)
                                                                                              ------------   -------------
          Total distributions to shareowners                                                  $ (6,102,111)  $    (545,886)
                                                                                              ------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                              $  8,896,795   $  11,708,993
Reinvestment of distributions                                                                    6,102,111         545,886
Cost of shares repurchased                                                                     (13,067,916)    (47,918,487)
                                                                                              ------------   -------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions       $  1,930,990   $ (35,663,608)
                                                                                              ------------   -------------
      Net decrease in net assets                                                              $ (9,314,605)  $ (41,326,075)
NET ASSETS:
Beginning of year                                                                             $ 36,421,688   $  77,747,763
                                                                                              ------------   -------------
End of year                                                                                   $ 27,107,083   $  36,421,688
                                                                                              ============   =============
Undistributed net investment income                                                           $     31,627   $     486,835
                                                                                              ============   =============

                                                                    Year Ended   Year Ended    Year Ended     Year Ended
                                                                     12/31/15     12/31/15      12/31/14       12/31/14
                                                                      Shares       Amount        Shares         Amount
CLASS I
Shares sold                                                           149,202   $ 3,073,092        109,822   $   2,673,992
Reinvestment of distributions                                         152,881     2,897,087         13,931         367,357
Less shares repurchased                                              (290,166)   (5,671,732)      (611,743)    (15,664,341)
                                                                    ---------   -----------   ------------   -------------
      Net increase (decrease)                                          11,917   $   298,447       (487,990)  $ (12,622,992)
                                                                    =========   ===========   ============   =============

CLASS II
Shares sold                                                           302,010   $ 5,823,703        375,677   $   9,035,001
Reinvestment of distributions                                         171,300     3,205,024          6,851         178,529
Less shares repurchased                                              (385,422)   (7,396,184)    (1,328,187)    (32,254,146)
                                                                    ---------   -----------   ------------   -------------
      Net increase (decrease)                                          87,888   $ 1,632,543       (945,659)  $ (23,040,616)
                                                                    =========   ===========   ============   =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Emerging Markets VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Portfolio uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Portfolio to reflect the security's fair value at the time the Portfolio determines its net asset value. The Portfolio applies these recommendations in accordance with procedures approved by the Board of Trustees.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

     each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2015, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing less than 0.1% of net assets.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2015, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     In addition to meeting the requirements of the Internal Revenue Code, the Portfolio may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2015, the Portfolio paid no such taxes.

     In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of December 31, 2015, the Portfolio had no reserve related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2015, the Portfolio reclassified $909,899 to increase undistributed net investment income and $909,899 to increase accumulated net realized loss on investments, futures contracts and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At December 31, 2015, the Portfolio was permitted to carry forward indefinitely $2,591,575 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2015, were as follows:

--------------------------------------------------------------------------------
                                                     2015                2014
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                $   2,817,744           $250,748
Long-term capital gain                             3,284,367            295,138
                                               -------------           --------
  Total distributions                          $   6,102,111           $545,886
                                               =============           ========
Distributable Earnings
Undistributed ordinary income                  $      88,821
Capital loss carryforward                         (2,591,575)
Net unrealized depreciation                       (8,905,872)
                                               -------------
 Total                                         $ (11,408,626)
                                               =============

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward contracts.

F.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the Portfolio's transfer agent, for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-ofpocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social and economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectus

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

     contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Portfolio at a later date, and at a specific price, which is typically higher than the purchase price paid by the Portfolio. The securities purchased serve as the Portfolio's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Portfolio is entitled to sell the securities, but the Portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss to the Portfolio. Additionally, if the counterparty becomes insolvent, there is some risk that the Portfolio will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended December 31, 2015, the Portfolio had no open repurchase agreements.

I.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2015 was $83,617 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended December 31, 2015 was $380,742.

     At December 31, 2015, open futures contracts were as follows:

----------------------------------------------------------------------------------------------------
                                           Number of
                                           Contracts           Settlement                Unrealized
Description            Counterparty       Long/(Short)           Month         Value    Depreciation
----------------------------------------------------------------------------------------------------
KOS P12 Index            UBS AG              5                   3/16        $511,204     $ (2,870)
----------------------------------------------------------------------------------------------------
Total                                                                        $511,204     $ (2,870)
----------------------------------------------------------------------------------------------------

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 1.10% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,489 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2015.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), provided substantially all transfer agent and shareowner services to the Portfolio at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Portfolio at negotiated rates.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

4.   Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $200 in distribution fees payable to PFD at December 31, 2015.

5.   Forward Foreign Currency Contracts

During the year ended December 31, 2015, the Portfolio entered into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The average value of contracts open during the year ended December 31, 2015 was $(3,366,071).

As of December 31, 2015, open forward foreign currency contracts were as follows.

-------------------------------------------------------------------------------------------------------------------------------
                                                                    In
                                         Currency                Exchange                            Settlement     Unrealized
Currency Sold               Deliver      Purchased                  for         Counterparty            Date       Appreciation
-------------------------------------------------------------------------------------------------------------------------------
RUB (Russian Ruble)      (57,743,597)    USD                          821,155   Deutsche Bank AG      1/14/16           $32,214
USD                         (307,319)    TRY (Turkish Lira)           925,262   Deutsche Bank AG      1/14/16             8,885
EUR (Euro)                   (13,637)    USD                           15,555   Deutsche Bank AG      1/14/16               745
MXN (Mexican Peso)           (10,297)    USD                              617   Deutsche Bank AG      1/14/16                19
USD                         (775,594)    IDR (Indonesian       11,137,534,444   Goldman Sachs         1/14/16            30,752
                                           Rupiah)                                & Co.
BRL (Brazilian Real)      (1,692,805)    USD                          441,697   Goldman Sachs         1/14/16            15,643
                                                                                  & Co.
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                   $88,258
-------------------------------------------------------------------------------------------------------------------------------

                                                                     In
                                         Currency                Exchange                            Settlement     Unrealized
Currency Sold               Deliver      Purchased                  for         Counterparty            Date       Depreciation
-------------------------------------------------------------------------------------------------------------------------------
TRY (Turkish Lira)          (920,936)    USD                          314,413   Deutsche Bank AG      1/14/16            $ (312)
NGN (Nigerian Naira)     (32,000,000)    USD                          153,110   Goldman Sachs         1/14/16            (7,146)
                                                                                  & Co.
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                   $(7,458)
-------------------------------------------------------------------------------------------------------------------------------

6.   Assets and Liabilities Offsetting

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over The Counter (OTC) derivatives and typically contains, among other things, closeout and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities except for forward foreign currency contracts, which are shown on a gross basis. The following charts show gross assets and liabilities of the Portfolio as of December 31 2015.

--------------------------------------------------------------------------------------------------------
                                 Derivative                                                      Net
                              Assets Subject       Derivatives    Non-Cash         Cash       Amount of
                             to Master Netting      Available     Collateral     Collateral   Derivative
 Counterparty                   Agreement           for Offset   Received (a)   Received (a)  Assets (b)
--------------------------------------------------------------------------------------------------------
Deutsche Bank AG                $41,863             $   (312)       $    --       $    --       $41,551
Goldman Sachs & Co.              46,395               (7,146)            --            --        39,249
--------------------------------------------------------------------------------------------------------
Total                           $88,258             $ (7,458)       $    --       $    --       $80,800
--------------------------------------------------------------------------------------------------------

                                  Derivative                                                      Net
                              Liabilities Subject  Derivatives    Non-Cash         Cash        Amount of
                              to Master Netting     Available     Collateral     Collateral     Derivative
 Counterparty                     Agreement         for Offset   Pledged (a)    Pledged (a)   Liabilities (c)
-------------------------------------------------------------------------------------------------------------
Deutsche Bank AG                $   312             $   (312)       $    --       $    --       $    --
Goldman Sachs & Co.               7,146               (7,146)            --            --            --
-------------------------------------------------------------------------------------------------------------
Total                           $ 7,458             $ (7,458)       $    --       $    --       $    --
-------------------------------------------------------------------------------------------------------------

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2015 was as follows:

--------------------------------------------------------------------------------------------------------------
Statement of Assets                Interest                      Foreign                             Commodity
and Liabilities                   Rate Risk    Credit Risk    Exchange Rate         Equity Risk        Risk
--------------------------------------------------------------------------------------------------------------
Assets
  Unrealized appreciation
  of forward foreign
  currency contracts                 $  --        $  --       $      88,258         $       --         $  --
--------------------------------------------------------------------------------------------------------------
  Total Value                        $  --        $  --       $      88,258         $       --         $  --
--------------------------------------------------------------------------------------------------------------
Liabilities
  Unrealized depreciation
  of futures contracts               $  --        $  --       $          --         $   (2,870)        $  --
  Unrealized depreciation of
  forward foreign
  currency contracts                    --           --              (7,458)                --            --
--------------------------------------------------------------------------------------------------------------
  Total Value                        $  --        $  --       $      (7,458)        $   (2,870)        $  --
--------------------------------------------------------------------------------------------------------------

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2015 was as follows:

--------------------------------------------------------------------------------------------------------------
Statement of                       Interest                        Foreign                           Commodity
Operations                        Rate Risk    Credit Risk    Exchange Rate Risk    Equity Risk        Risk
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  Futures contracts                 $  --         $  --       $          --         $ (148,437)        $  --
  Forward foreign
  currency contracts*                  --            --           1,254,261                 --            --
--------------------------------------------------------------------------------------------------------------
  Total Value                       $  --         $  --       $   1,254,261         $ (148,437)        $  --
--------------------------------------------------------------------------------------------------------------
Change in net unrealized
appreciation (depreciation) on
  Futures contracts                 $  --         $  --       $          --         $   (2,870)        $  --
  Forward foreign
  currency contracts*                  --            --            (787,874)                --            --
--------------------------------------------------------------------------------------------------------------
  Total Value                       $  --         $  --       $    (787,874)        $   (2,870)        $  --
--------------------------------------------------------------------------------------------------------------

* Included in the amount shown on the Statement of Operations as foward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Emerging Markets VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Emerging Markets VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets VCT Portfolio as of December 31, 2015, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2016

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (the "Adviser"), each portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause each portfolio's current investment advisory agreement with PIM to terminate. Accordingly, each portfolio's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Emerging Markets VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2015 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2015, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They discussed the Portfolio's performance with PIM on a more frequent basis in light of the Portfolio's unfavorable performance compared to its

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Portfolio's relative performance and the steps taken by PIM to address the Portfolio's performance, including enhancing the investment process used for the Portfolio and increasing the diversification of the Portfolio's portfolio. It also was noted that the Portfolio's recent performance was improved relative to its peer group and benchmark index. The Trustees' reviews and discussions, including the steps taken by PIM to address the Portfolio's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's management fee was approximately six basis points higher than the median management fee paid by other funds in the Portfolio's Morningstar peer group. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer groups. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets. The Trustees noted the impact of expenses related to the custody of securities in emerging markets countries on the Portfolio's expenses.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment Portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM  OFOFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Thomas J. Perna (65)        Trustee since 2006.    Private investor (2004 - 2008 and 2013 -       Director, Broadridge Financial
Chairman of the Board and   Serves until a         present); Chairman (2008 - 2013) and Chief     Solutions, Inc. (investor
Trustee                     successor trustee is   Executive Officer (2008 - 2012), Quadriserv,   communications and securities
                            elected or earlier     Inc. (technology products for securities       processing provider for financial
                            retirement or          lending industry); and Senior Executive Vice   services industry) (2009 -
                            removal.               President, The Bank of New York (financial     present); Director, Quadriserv,
                                                   and securities services) (1986 - 2004)         Inc. (2005 - 2013); and
                                                                                                  Commissioner, New Jersey State
                                                                                                  Civil Service Commission (2011 -
                                                                                                  present)
====================================================================================================================================
David R. Bock (72)          Trustee since 2005.    Managing Partner, Federal City Capital         Director of New York Mortgage
Trustee                     Serves until a         Advisors (corporate advisory services          Trust (publicly-traded mortgage
                            successor trustee is   company) (1997 - 2004 and 2008 - present);     REIT) (2004 - 2009, 2012 -
                            elected or earlier     Interim Chief Executive Officer, Oxford        present); Director of The Swiss
                            retirement or          Analytica, Inc. (privately held research and   Helvetia Fund, Inc. (closed-end
                            removal.               consulting company) (2010); Executive Vice     fund) (2010 - present); Director
                                                   President and Chief Financial Officer,         of Oxford Analytica, Inc. (2008 -
                                                   I-trax, Inc. (publicly traded health care      present); and Director of
                                                   services company) (2004 - 2007); and           Enterprise Community Investment,
                                                   Executive Vice President and Chief Financial   Inc. (privately-held affordable
                                                   Officer, Pedestal Inc. (internet-based         housing finance company) (1985 -
                                                   mortgage trading company) (2000 - 2002);       2010);
                                                   Private Consultant (1995 - 1997); Managing
                                                   Director, Lehman Brothers (1992 - 1995); and
                                                   Executive, The World Bank (1979 - 1992)
====================================================================================================================================
Benjamin M. Friedman (71)   Trustee since 2008.    William Joseph Maier Professor of Political    Trustee, Mellon Institutional
Trustee                     Serves until a         Economy, Harvard University (1972 - present)   Funds Investment Trust and Mellon
                            successor trustee is                                                  Institutional Funds Master
                            elected or earlier                                                    Portfolio (oversaw 17 portfolios
                            retirement or                                                         in fund complex) (1989 - 2008)
                            removal.
====================================================================================================================================

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                            HELD BY TRUSTEE
Margaret B.W. Graham (68)   Trustee since 2000.    Founding Director, Vice President and           None
Trustee                     Serves until a         Corporate Secretary, The Winthrop Group,
                            successor trustee is   Inc. (consulting firm) (1982 - present);
                            elected or earlier     Desautels Faculty of Management, McGill
                            retirement or          University (1999 - present); and Manager of
                            removal.               Research Operations and Organizational
                                                   Learning, Xerox PARC, Xerox's advance
                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (67)    Trustee since 1995.    President and Chief Executive Officer,          Director of New America High
Trustee                     Serves until a         Newbury, Piret & Company, Inc. (investment      Income Fund, Inc. (closed-end
                            successor trustee is   banking firm) (1981 - present)                  investment company) (2004 -
                            elected or earlier                                                     present); and Member, Board of
                            retirement or                                                          Governors, Investment Company
                            removal.                                                               Institute (2000 - 2006)
====================================================================================================================================
Fred J. Ricciardi (68)      Trustee since 2014.    Consultant (investment company services)        None
Trustee                     Serves until a         (2012 - present); Executive Vice President,
                            successor trustee is   BNY Mellon (financial and investment company
                            elected or earlier     services) (1969 - 2012); Director, BNY
                            retirement or          International Financing Corp. (financial
                            removal.               services) (2002 - 2012); and Director,
                                                   Mellon Overseas Investment Corp. (financial
                                                   services) (2009 - 2012)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Kenneth J. Taubes (57)*      Trustee since 2014.    Director and Executive Vice President (since   None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S.
                             successor trustee      (since 2010) of PIM-USA; Executive Vice
                             is elected or          President and Chief Investment Officer, U.S.
                             earlier retirement     of Pioneer (since 2008); Executive Vice
                             or removal.            President of Pioneer Institutional Asset
                                                    Management, Inc. (since 2009); and Portfolio
                                                    Manager of Pioneer (since 1999)
====================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Lorraine H. Monchak (59)**   Advisory Trustee       Chief Investment Officer, 1199 SEIU Funds      Trustee of Pioneer closed-end
Advisory Trustee             since 2014.            (healthcare workers union pension funds)       investment companies (5
                                                    (2001 - present); Vice President -             portfolios) (Sept. 2015-present)
                                                    International Investments Group, American
                                                    International Group, Inc. (insurance company)
                                                    (1993 - 2001); Vice President Corporate
                                                    Finance and Treasury Group, Citibank,
                                                    N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                    President - Asset/Liability Management Group,
                                                    Federal Farm Funding Corporation
                                                    (government-sponsored issuer of debt
                                                    securities) (1988 - 1990); Mortgage
                                                    Strategies Group, Shearson Lehman Hutton,
                                                    Inc. (investment bank) (1987 - 1988); and
                                                    Mortgage Strategies Group, Drexel Burnham
                                                    Lambert, Ltd. (investment bank) (1986 - 1987)
====================================================================================================================================

**  Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM  OF OFFICE AND                                                   OTHER DIRECTORSHIPS
HELD WITH THE TRUST          L ENGTH OF SERVICE     PRINCIPAL OCCUPATION                           HELD BY OFFICER
Lisa M. Jones (53)           Since 2014. Serves     Chair, Director, CEO and President of          Trustee of Pioneer closed-end
President and Chief          at the discretion of   Pioneer Investment Management USA Inc.         investment companies (5
Executive Officer            the Board.             ("PIM-USA") (since September 2014); Chair,     portfolios) (Sept. 2015-present)
                                                    Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September
                                                    2014); Chair, Director and CEO of Pioneer
                                                    Funds Distributor, Inc. (since September
                                                    2014); Chair, Director, CEO and President of
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since September 2014); and Chair, Director,
                                                    President and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan
                                                    Stanley Investment Management (2010 - 2013);
                                                    and Director of Institutional Business, CEO
                                                    of International, Eaton Vance Management
                                                    (2005 - 2010)
====================================================================================================================================
Christopher J. Kelley (51)   Since 2003. Serves     Vice President and Associate General Counsel   None
Secretary and Chief Legal    at the discretion of   of Pioneer since January 2008; Secretary and
Officer                      the Board.             Chief Legal Officer of all of the Pioneer
                                                    Funds since June 2010; Assistant Secretary
                                                    of all of the Pioneer Funds from September
                                                    2003 to May 2010; and Vice President and
                                                    Senior Counsel of Pioneer from July 2002 to
                                                    December 2007
====================================================================================================================================
Carol B. Hannigan (54)       Since 2010. Serves     Fund Governance Director of Pioneer since      None
Assistant Secretary          at the discretion of   December 2006 and Assistant Secretary of all
                             the Board.             the Pioneer Funds since June 2010; Manager -
                                                    Fund Governance of Pioneer from December
                                                    2003 to November 2006; and Senior Paralegal
                                                    of Pioneer from January 2000 to November
                                                    2003
====================================================================================================================================

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Thomas Reyes (53)            Since 2010. Serves     Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary          at the discretion of   Assistant Secretary of all the Pioneer Funds
                             the Board.             since June 2010; and Counsel of Pioneer from
                                                    June 2007 to May 2013
====================================================================================================================================
Mark E. Bradley (56)         Since 2008. Serves     Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief          at the discretion of   Treasurer of all of the Pioneer Funds since
Financial and Accounting     the Board.             March 2008; Deputy Treasurer of Pioneer from
Officer                                             March 2004 to February 2008; and Assistant
                                                    Treasurer of all of the Pioneer Funds from
                                                    March 2004 to February 2008
====================================================================================================================================
Luis I. Presutti (50)        Since 2000. Serves     Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer          at the discretion of   Assistant Treasurer of all of the Pioneer
                             the Board.             Funds
====================================================================================================================================
Gary Sullivan (57)           Since 2002. Serves     Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer          at the discretion of   Pioneer; and Assistant Treasurer of all of
                             the Board.             the Pioneer Funds
====================================================================================================================================
David F. Johnson (36)        Since 2009. Serves     Fund Administration Manager - Fund Treasury    None
Assistant Treasurer          at the discretion of   of Pioneer since November 2008; Assistant
                             the Board.             Treasurer of all of the Pioneer Funds since
                                                    January 2009; and Client Service Manager -
                                                    Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
====================================================================================================================================
Jean M. Bradley (63)         Since 2010. Serves     Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer     at the discretion of   all the Pioneer Funds since March 2010;
                             the Board.             Chief Compliance Officer of Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Pioneer since October 2005;
                                                    and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003
                                                    to October 2005
====================================================================================================================================
Kelly O'Donnell (44)         Since 2006. Serves     Director - Transfer Agency Compliance of       None
Anti-Money Laundering        at the discretion of   Pioneer and Anti-Money Laundering Officer of
Officer                      the Board.             all the Pioneer Funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18658-10-0216

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        26

  Notes to Financial Statements                                               31

  Report of Independent Registered Public Accounting Firm                     38

  Approval of Investment Advisory Agreement                                   40

  Trustees, Officers, and Service Providers                                   43

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/15
--------------------------------------------------------------------------------

Portfolio Diversification*
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       60.0%
Convertible Corporate Bonds                                                15.1%
International Corporate Bonds                                               8.4%
U.S. Common Stocks                                                          6.7%
Senior Secured Loans                                                        4.1%
Collateralized Mortgage Obligations                                         2.4%
U.S. Preferred Stocks                                                       1.2%
Convertible Preferred Stocks                                                1.2%
Temporary Cash Investment                                                   0.6%
International Common Stocks                                                 0.3%

* Includes investment in Insurance Linked Securities totaling 1.6% of total investment portfolio.

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
 1. Crown Cork & Seal Co.,
    Inc., 7.375%, 12/15/26                                                 1.55%
--------------------------------------------------------------------------------
 2. Frontier Communications
    Corp., 8.75%, 4/15/22                                                  1.27
--------------------------------------------------------------------------------
 3. WebMD Health Corp., 1.5%,
    12/1/20                                                                1.08
--------------------------------------------------------------------------------
 4. Tenet Healthcare Corp.,
    6.0%, 10/1/20                                                          0.99
--------------------------------------------------------------------------------
 5. Valeant Pharmaceuticals
    International, Inc., 5.875%,
    5/15/23                                                                0.96
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                        12/31/15           12/31/14
    Class I                                        $8.55             $9.65
    Class II                                       $8.49             $9.59

                                Net
Distributions per Share         Investment     Short-Term         Long-Term
(1/1/15 - 12/31/15)             Income         Capital Gains      Capital Gains
    Class I                     $0.4470        $0.0314            $0.2914
    Class II                    $0.4204        $0.0314            $0.2914

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

           Pioneer High Yield VCT   Pioneer High Yield VCT   BofA ML High Yield  BofA ML All-Convertibles
           Portfolio, Class I       Portfolio, Class II      Master II Index     Speculative Quality Index
12/05      $10,000                  $10,000                  $10,000             $10,000
12/06      $10,851                  $10,825                  $11,174             $11,765
12/07      $11,497                  $11,430                  $11,424             $12,234
12/08      $ 7,424                  $ 7,357                  $ 8,409             $ 6,637
12/09      $11,914                  $11,773                  $13,246             $12,097
12/10      $14,064                  $13,853                  $15,258             $14,573
12/11      $13,828                  $13,570                  $15,926             $13,572
12/12      $16,052                  $15,704                  $18,409             $15,864
12/13      $17,990                  $17,561                  $19,774             $19,498
12/14      $18,006                  $17,510                  $20,269             $20,747
12/15      $17,299                  $16,770                  $19,328             $18,657

The BofA ML High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The BofA ML All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2015)

--------------------------------------------------------------------------------------------
                                                                                     BofA ML
                                                             BofA ML        All-Convertibles
                                                          High Yield             Speculative
                         Class I      Class II       Master II Index           Quality Index
--------------------------------------------------------------------------------------------
10 Years                  5.63%         5.31%                  6.81%                   6.41%
5 Years                   4.23%         3.90%                  4.84%                   5.01%
1 Year                   -3.93%        -4.23%                 -4.64%                 -10.29%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12B-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from July 1, 2015 through December 31, 2015.

Share Class                                      I                        II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15            $1,000.00                $1,000.00
Ending Account Value on 12/31/15             $  921.36                $  920.51
Expenses Paid During Period*                 $    4.46                $    5.71

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.92% and 1.18% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2015 through December 31, 2015.

Share Class                                            I                   II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                 $1,000.00            $1,000.00
Ending Account Value on 12/31/15                  $1,020.57            $1,019.26
Expenses Paid During Period*                      $    4.69            $    6.01

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.92% and 1.18% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following discussion, portfolio managers Tracy Wright and Andrew Feltus discuss the factors that affected the performance of Pioneer High Yield VCT Portfolio during the 12-month period ended December 31, 2015. Ms. Wright, lead portfolio manager of the Portfolio and a senior vice president at Pioneer, and Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president, and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2015?

A: The Portfolio's Class I shares returned -3.93% at net asset value during the 12-month period ended December 31, 2015, and Class II shares returned -4.23%, while the Portfolio's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, returned -4.64% and -10.29%, respectively. During the same period, the average return of the 111 variable portfolios in Lipper's High Yield Underlying Funds category was -3.29%.

Q: How would you describe the market environment for high-yield bonds during the 12-month period ended December 31, 2015?

A: The period saw substantial volatility in the high-yield market as global growth concerns, a collapse in commodity prices, and speculation over the U.S. Federal Reserve System's (the Fed's) future monetary policies dampened investor sentiment. U.S. economic growth remained reasonably strong, although reported results for export-focused companies were negatively affected by deteriorating overseas demand and a strong U.S. dollar. Despite an improved domestic employment picture, upward pressure on wages was minimal, which helped keep inflation below the Fed's target rate. As a result, the Fed maintained a patient stance throughout the period with regard to the initiation of an interest-rate tightening cycle, before finally opting for a slight rate increase in December, near the end of the period.

     As the period began in January 2015, central banks in Europe and Japan were grappling with policy measures aimed at averting the prospect of outright deflationary conditions in their respective economies. At the same time, financial markets were struggling to digest the accelerating, downward trend in crude oil prices that had begun in the second half of 2014. Falling oil prices were driven by an excess of supply, while prices of other commodities were weak due to slowing economic growth in China and a weakening overall global demand outlook. While providing a boost to the U.S. consumer in the form of lower gasoline and home heating costs, the sharp decline in oil prices undermined fiscal conditions in a number of emerging markets countries, including Russia, thus adding to an already growing number of geopolitical risks.

     Given the multiple areas of concern, investors' risk-aversion levels rose. That led to a downturn in the performance of high-yield bonds and other credit-sensitive areas of the fixed-income market. Energy-related securities - which make up the largest component of the high-yield market - performed especially poorly.

     After cratering in late January, oil prices appeared to stabilize as the first half of 2015 progressed, helping the high-yield market recover some of the ground it had lost towards the end of 2014 and beginning of 2015. After that brief recovery, however, oil prices began to drop again around the middle of June,

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     and continued to do so throughout the remainder of the 12-month period ended December 31, 2015. In addition, the latter part of the period saw headlines become dominated by growing unease over slowing economic growth in China and the implications that could have for the global economy; then, the August devaluation of China's currency, the yuan, raised the possibility of further global currency devaluations and spurred dramatic spikes in both equity and fixed-income market volatility.

     With U.S. wages finally beginning to show signs of a meaningful uptick, markets began to settle on the Fed's December 16 Open Market Committee meeting as the likely occasion for the start of a rate-hiking cycle. While certainly not a positive for bonds overall, or high-yield issues in particular, the eventual 25 basis point (0.25%) increase in the Federal funds rate was met with relative equanimity, as indications were that future increases would be implemented at a gradual pace.

     December saw the high-yield market pressured by the forced liquidation of distressed credit funds. Many of those vehicles had placed bets in illiquid securities as well as beaten-down Puerto Rican and energy-related issues. Against that backdrop of heightened uncertainty about global economic conditions, high-yield bonds in aggregate finished the period in negative territory, with energy-related issues experiencing double-digit declines.

Q: Can you review the principal investment strategies you employed in managing the Portfolio during the 12-month period ended December 31, 2015, and discuss the degree to which those strategies contributed to or detracted from benchmark-relative returns?

A: Performance for the Portfolio's core allocation to high-yield corporate bonds slightly outperformed the BofA ML High Yield Master II Index's return for the 12-month period. The outperformance derived mainly from positive security selection results within the Portfolio's basic industry, energy, health care, and media holdings. Benefits of selection results in those sectors were more than enough to offset the negative effects of less-successful security selection results in the leisure, telecommunications, and utilities sectors, and the Portfolio's underweight exposures to media and retail issues.

     In addition to high-yield bonds, we maintained non-benchmark allocations in the Portfolio to convertible bonds and equities, with a focus on sectors that are not well represented within the high-yield bond universe; or, in areas where we saw better valuations than those available in the high-yield market. That element of our investment strategy aided the Portfolio's relative returns over the 12-month period, driven largely by strong selection results within convertibles.

     We have been especially attracted to health care issuers within the Portfolio's non-benchmark allocations, as we view the sector as positioned to benefit from both increased utilization in the wake of the Affordable Care Act and secular growth based on favorable demographic trends. In addition, current valuations within health care continue to receive support from significant merger-and-acquisition activity. The Portfolio's exposure to health care was a positive contributor to benchmark-relative performance during the 12-month period. Among the notable individual positions in the sector that contributed to performance were the common stock of insurance providers Aetna and Cigna, as both companies announced merger plans during the year. In

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15                             (continued)
--------------------------------------------------------------------------------

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Portfolio may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Derivatives may have a leveraging effect on the Portfolio.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

     addition, exposure to the convertible securities of Salix Pharmaceuticals added to relative returns, as the company was acquired during the period. Outside of health care, the common stock of Starbucks, the large coffee chain, contributed to the Portfolio's relative performance.

     On the negative side, the return of the Portfolio's equity allocation slightly lagged that of the benchmark during the period, mainly due to stock selection, which underperformed despite a few standout performers (like Aetna and Cigna, noted above).

     With regard to sector weights, we maintained an underweight exposure to basic materials, which includes such industries as metals & mining, forestry, fertilizer, and chemicals. The underweight aided the Portfolio's performance relative to the benchmark during the period, as the sector struggled due to slowing global economic growth and weakening demand for commodities. During the period, we also maintained a Portfolio position in catastrophe bonds (or "cat bonds"), which are issued by insurers seeking to mitigate the risk of having to pay claims based on a specified triggering event, normally a natural disaster of some kind. In addition to seeking to provide attractive income, cat bonds' performance is usually uncorrelated to the broader high-yield market, and thus can be a valuable source of diversification*. The Portfolio's position in cat bonds added notably to benchmark-relative performance during the 12-month period.

     From the perspective of quality, the Portfolio benefited from its below-benchmark exposure to lower-quality, CCC-rated issues, given the generally "risk-off" market environment we experienced over the 12 months. Conversely, the Portfolio's underweight to BB-rated issues hurt relative returns, as BB's outperformed the overall high-yield market. We have maintained a below-benchmark weighting to BB-rated issues in the Portfolio, because we have a constructive view on the credit-market environment and because we believe it is likely that prices of higher-quality bonds will be more affected than prices of lower-quality bonds as interest rates inevitably move upward.

Q: Can you discuss the factors, either positive or negative, which affected the Portfolio's income-generation (or yield) during the 12-month period ended December 31, 2015?

A: The Portfolio's income generation and yield provided to shareholders remained relatively stable over the 12 months. Positions in convertible securities and common stock resulted in a lower yield than a portfolio composed entirely of high-yield bonds would have generated, but we view those equity-linked allocations as a way to help improve the Portfolio's total return profile.

Q: What role did derivatives play in the Portfolio's investment process and performance during the 12-month period ended December 31, 2015?

A: We used some derivative instruments during the period, including credit-default swap indices, which were utilized in order to maintain the desired level of Portfolio exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic investment purchases, and to help meet shareholder redemptions. The strategy had a modest, positive effect on the Portfolio's performance.

* Diversification does not assure a profit nor protect against loss.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Q:   What is your assessment of the current climate for high-yield investing?

A: Despite muted economic activity overseas and persistent geopolitical uncertainties, we continue to have a positive outlook for both the U.S. economy and overall corporate credit fundamentals. The average default rate for high-yield bonds has remained between 1% and 2%, well below historical averages. We think it likely that defaults will increase over the coming quarters, but we expect the default rate to remain below the long-term trend. We will be closely monitoring factors that could have the potential to influence the direction of oil prices as we evaluate the Portfolio's positioning with respect to the energy sector, where it is currently underweight compared with the benchmark.

     While the expectation is that the Fed's rate-hiking cycle will be gradual and measured in nature, it would not be surprising to see more rate-sensitive areas of the bond market react strongly to further increases in the Federal funds rate. On balance, we believe conditions are supportive of credit-market sentiment and high yield as an asset class, and we have positioned the Portfolio accordingly.

Please refer to the Schedule of Investments on pages 8 to 25 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                               Value
                            CONVERTIBLE CORPORATE BONDS - 14.3%
                            Energy - 0.8%
                            Oil & Gas Equipment & Services - 0.1%
     85,000                 SEACOR Holdings, Inc., 3.0%, 11/15/28                                                 $    67,362
                                                                                                                  -----------
                            Oil & Gas Exploration & Production - 0.4%
    220,000                 Cobalt International Energy, Inc., 2.625%, 12/1/19                                    $   123,338
    150,000                 Whiting Petroleum Corp., 1.25%, 4/1/20 (144A)                                             102,000
                                                                                                                  -----------
                                                                                                                  $   225,338
                                                                                                                  -----------
                            Oil & Gas Storage & Transportation - 0.3%
    200,000                 Golar LNG, Ltd., 3.75%, 3/7/17                                                        $   176,680
                                                                                                                  -----------
                            Total Energy                                                                          $   469,380
                                                                                                                  -----------
                            Capital Goods - 1.2%
                            Aerospace & Defense - 0.1%
     95,000                 The KEYW Holding Corp., 2.5%, 7/15/19                                                 $    70,478
                                                                                                                  -----------
                            Construction & Engineering - 0.3%
    150,000                 Dycom Industries, Inc., 0.75%, 9/15/21 (144A)                                         $   147,375
                                                                                                                  -----------
                            Electrical Components & Equipment - 0.8%
    459,000                 General Cable Corp., 4.5%, 11/15/29 (Step)                                            $   281,424
    190,000                 SolarCity Corp., 1.625%, 11/1/19                                                          153,425
                                                                                                                  -----------
                                                                                                                  $   434,849
                                                                                                                  -----------
                            Total Capital Goods                                                                   $   652,702
                                                                                                                  -----------
                            Consumer Durables & Apparel - 2.1%
                            Homebuilding - 1.6%
    250,000                 CalAtlantic Group, Inc., 0.25%, 6/1/19                                                $   223,594
    245,000                 CalAtlantic Group, Inc., 1.25%, 8/1/32                                                    271,950
    450,000                 KB Home, 1.375%, 2/1/19                                                                   402,469
                                                                                                                  -----------
                                                                                                                  $   898,013
                                                                                                                  -----------
                            Housewares & Specialties - 0.5%
    220,000                 Jarden Corp., 1.125%, 3/15/34                                                         $   269,912
                                                                                                                  -----------
                            Total Consumer Durables & Apparel                                                     $ 1,167,925
                                                                                                                  -----------
                            Consumer Services - 0.3%
                            Specialized Consumer Services - 0.3%
    100,000                 Ascent Capital Group, Inc., 4.0%, 7/15/20                                             $    64,812
     65,000                 Carriage Services, Inc., 2.75%, 3/15/21                                                    76,578
                                                                                                                  -----------
                                                                                                                  $   141,390
                                                                                                                  -----------
                            Total Consumer Services                                                               $   141,390
                                                                                                                  -----------
                            Retailing - 0.6%
                            Internet Retail - 0.6%
    380,000                 Shutterfly, Inc., 0.25%, 5/15/18                                                      $   366,225
                                                                                                                  -----------
                            Total Retailing                                                                       $   366,225
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

 Pioneer High Yield VCT Portfolio               PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                               Value
                            Health Care Equipment & Services - 1.4%
                            Health Care Equipment - 0.9%
    280,000                 Insulet Corp., 2.0%, 6/15/19                                                          $   289,975
     71,000                 NuVasive, Inc., 2.75%, 7/1/17                                                              96,871
    125,000                 Wright Medical Group, Inc., 2.0%, 2/15/20 (144A)                                          129,297
                                                                                                                  -----------
                                                                                                                  $   516,143
                                                                                                                  -----------
                            Health Care Supplies - 0.5%
    100,000                 Alere, Inc., 3.0%, 5/15/16                                                            $   102,875
     85,000                 Endologix, Inc., 2.25%, 12/15/18                                                           68,797
     75,000                 Endologix, Inc., 3.25%, 11/1/20                                                            81,328
     45,000                 Quidel Corp., 3.25%, 12/15/20                                                              43,622
                                                                                                                  -----------
                                                                                                                  $   296,622
                                                                                                                  -----------
                            Total Health Care Equipment & Services                                                $   812,765
                                                                                                                  -----------
                            Pharmaceuticals, Biotechnology & Life Sciences - 3.0%
                            Biotechnology - 1.6%
     75,000                 BioMarin Pharmaceutical, Inc., 1.5%, 10/15/20                                         $   100,219
    175,000                 Cepheid, 1.25%, 2/1/21                                                                    155,641
    210,000                 Emergent BioSolutions, Inc., 2.875%, 1/15/21                                              289,406
     70,000                 Immunomedics, Inc., 4.75%, 2/15/20 (144A)                                                  55,519
    170,000                 Ironwood Pharmaceuticals, Inc., 2.25%, 6/15/22 (144A)                                     158,312
    163,000                 PDL BioPharma, Inc., 4.0%, 2/1/18                                                         130,502
                                                                                                                  -----------
                                                                                                                  $   889,599
                                                                                                                  -----------
                            Pharmaceuticals - 1.4%
    225,000                 Impax Laboratories, Inc., 2.0%, 6/15/22 (144A)                                        $   220,500
    320,000                 Innoviva, Inc., 2.125%, 1/15/23                                                           239,400
    200,000                 Jazz Investments I, Ltd., 1.875%, 8/15/21                                                 209,250
    115,000                 The Medicines Co., 2.5%, 1/15/22 (144A)                                                   145,762
                                                                                                                  -----------
                                                                                                                  $   814,912
                                                                                                                  -----------
                            Total Pharmaceuticals, Biotechnology & Life Sciences                                  $ 1,704,511
                                                                                                                  -----------
                            Software & Services - 3.2%
                            Internet Software & Services - 1.4%
    240,000                 Twitter, Inc., 0.25%, 9/15/19                                                         $   203,850
    515,000                 WebMD Health Corp., 1.5%, 12/1/20                                                         575,191
                                                                                                                  -----------
                                                                                                                  $   779,041
                                                                                                                  -----------
                            Data Processing & Outsourced Services - 0.5%
    330,000                 Cardtronics, Inc., 1.0%, 12/1/20                                                      $   306,281
                                                                                                                  -----------
                            Application Software - 1.2%
     95,000                 Citrix Systems, Inc., 0.5%, 4/15/19                                                   $   103,312
    310,000                 Mentor Graphics Corp., 4.0%, 4/1/31                                                       323,756
     40,000                 Nuance Communications, Inc., 1.0%, 12/15/35 (144A)                                         38,475
     93,000                 Nuance Communications, Inc., 1.5%, 11/1/35                                                 99,801
    110,000                 Synchronoss Technologies, Inc., 0.75%, 8/15/19                                            110,550
                                                                                                                  -----------
                                                                                                                  $   675,894
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                               Value
                            Systems Software - 0.1%
     30,000                 FireEye, Inc., 1.0%, 6/1/35 (144A)                                                    $    25,519
     30,000                 FireEye, Inc., 1.625%, 6/1/35 (144A)                                                       24,056
                                                                                                                  -----------
                                                                                                                  $    49,575
                                                                                                                  -----------
                            Total Software & Services                                                             $ 1,810,791
                                                                                                                  -----------
                            Technology Hardware & Equipment - 1.0%
                            Communications Equipment - 0.6%
    360,000                 Finisar Corp., 0.5%, 12/15/33                                                         $   334,350
                                                                                                                  -----------
                            Electronic Components - 0.4%
    310,000                 Vishay Intertechnology, Inc., 2.25%, 5/15/41 (144A)                                   $   236,956
                                                                                                                  -----------
                            Total Technology Hardware & Equipment                                                 $   571,306
                                                                                                                  -----------
                            Semiconductors & Semiconductor Equipment - 0.7%
                            Semiconductors - 0.7%
    220,000                 ON Semiconductor Corp., 1.0%, 12/1/20 (144A)                                          $   204,875
    235,000                 SunPower Corp., 0.875%, 6/1/21                                                            204,156
                                                                                                                  -----------
                                                                                                                  $   409,031
                                                                                                                  -----------
                            Total Semiconductors & Semiconductor Equipment                                        $   409,031
                                                                                                                  -----------
                            TOTAL CONVERTIBLE CORPORATE BONDS
                            (Cost $8,587,406)                                                                     $ 8,106,026
                                                                                                                  -----------
                            PREFERRED STOCKS - 1.2%
                            Banks - 0.7%
                            Diversified Banks - 0.7%
     14,011          7.12   Citigroup, Inc., Floating Rate Note (Perpetual)                                       $   392,448
                                                                                                                  -----------
                            Total Banks                                                                           $   392,448
                                                                                                                  -----------
                            Diversified Financials - 0.5%
                            Consumer Finance - 0.5%
     10,350          8.12   GMAC Capital Trust I, Floating Rate Note, 2/15/40                                     $   262,476
                                                                                                                  -----------
                            Investment Banking & Brokerage - 0.0%+
       197           6.38   Morgan Stanley, Floating Rate Note (Perpetual)                                        $     5,228
                                                                                                                  -----------
                            Total Diversified Financials                                                          $   267,704
                                                                                                                  -----------
                            TOTAL PREFERRED STOCKS
                            (Cost $610,502)                                                                       $   660,152
                                                                                                                  -----------
                            CONVERTIBLE PREFERRED STOCKS - 1.2%
                            Energy - 0.0%+
                            Oil & Gas Exploration & Production - 0.0%+
      1,054                 SandRidge Energy, Inc., 7.0% (Perpetual)                                              $     2,635
                                                                                                                  -----------
                            Total Energy                                                                          $     2,635
                                                                                                                  -----------
                            Consumer Durables & Apparel - 0.8%
                            Home Furnishings - 0.8%
      5,000                 Sealy Corp., 8.0%, 7/15/16 (4.0% cash, 4.0% PIK) (PIK) (e)                            $   441,534
                                                                                                                  -----------
                            Total Consumer Durables & Apparel                                                     $   441,534
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                               Value
                            Health Care Equipment & Services - 0.3%
                            Health Care Supplies - 0.2%
        397                 Alere, Inc., 3.0% (Perpetual)                                                         $   111,148
                                                                                                                  -----------
                            Health Care Services - 0.0%+
         28           8.5   BioScrip, Inc., (Perpetual) (g)                                                       $     2,118
                                                                                                                  -----------
                            Health Care Facilities - 0.1%
         75                 Kindred Healthcare, Inc., 7.5%, 12/1/17                                               $    49,331
                                                                                                                  -----------
                            Total Health Care Equipment & Services                                                $   162,597
                                                                                                                  -----------
                            Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
                            Pharmaceuticals - 0.1%
         75                 Allergan plc, 5.5%, 3/1/18                                                            $    77,264
                                                                                                                  -----------
                            Total Pharmaceuticals, Biotechnology & Life Sciences                                  $    77,264
                                                                                                                  -----------
                            TOTAL CONVERTIBLE PREFERRED STOCKS
                            (Cost $697,186)                                                                       $   684,030
                                                                                                                  -----------

     Shares
                            COMMON STOCKS - 6.7%
                            Energy - 0.3%
                            Oil & Gas Exploration & Production - 0.1%
      5,410                 Halcon Resources Corp.                                                                $     6,817
      5,400                 Marathon Oil Corp.                                                                         67,986
      1,992                 SandRidge Energy, Inc.*                                                                       398
                                                                                                                  -----------
                                                                                                                  $    75,201
                                                                                                                  -----------
                            Oil & Gas Refining & Marketing - 0.2%
      2,156                 Marathon Petroleum Corp.                                                              $   111,767
                                                                                                                  -----------
                            Total Energy                                                                          $   186,968
                                                                                                                  -----------
                            Materials - 0.6%
                            Commodity Chemicals - 0.6%
      6,049                 Axiall Corp.                                                                          $    93,155
      2,531                 LyondellBasell Industries NV                                                              219,944
                                                                                                                  -----------
                                                                                                                  $   313,099
                                                                                                                  -----------
                            Total Materials                                                                       $   313,099
                                                                                                                  -----------
                            Capital Goods - 0.5%
                            Aerospace & Defense - 0.1%
       800                  Orbital ATK, Inc.                                                                     $    71,472
                                                                                                                  -----------
                            Electrical Components & Equipment - 0.1%
      3,825                 General Cable Corp.                                                                   $    51,370
                                                                                                                  -----------
                            Construction & Farm Machinery & Heavy Trucks - 0.1%
     15,596                 Commercial Vehicle Group, Inc.*                                                       $    43,045
      1,767                 Joy Global, Inc.                                                                           22,282
                                                                                                                  -----------
                                                                                                                  $    65,327
                                                                                                                  -----------
                            Industrial Machinery - 0.2%
      4,579                 Kennametal, Inc.                                                                      $    87,917
                                                                                                                  -----------
                            Total Capital Goods                                                                   $   276,086
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

     Shares                                                                                                             Value
                            Transportation - 0.4%
                            Airlines - 0.4%
      3,777                 United Continental Holdings, Inc.*                                                    $   216,422
                                                                                                                  -----------
                            Total Transportation                                                                  $   216,422
                                                                                                                  -----------
                            Automobiles & Components - 0.8%
                            Automobile Manufacturers - 0.8%
     32,557                 Ford Motor Co.                                                                        $   458,728
                                                                                                                  -----------
                            Total Automobiles & Components                                                        $   458,728
                                                                                                                  -----------
                            Consumer Services - 0.3%
                            Restaurants - 0.3%
      2,937                 Starbucks Corp.                                                                       $   176,308
                                                                                                                  -----------
                            Total Consumer Services                                                               $   176,308
                                                                                                                  -----------
                            Health Care Equipment & Services - 0.7%
                            Health Care Services - 0.0%+
      9,932                 BioScrip, Inc.*                                                                       $    17,381
                                                                                                                  -----------
                            Managed Health Care - 0.7%
      1,506                 Aetna, Inc.                                                                           $   162,829
      1,568                 Cigna Corp.                                                                               229,445
                                                                                                                  -----------
                                                                                                                  $   392,274
                                                                                                                  -----------
                            Total Health Care Equipment & Services                                                $   409,655
                                                                                                                  -----------
                            Pharmaceuticals, Biotechnology & Life Sciences - 1.0%
                            Pharmaceuticals - 0.2%
      2,400                 Mylan NV                                                                              $   129,768
                                                                                                                  -----------
                            Life Sciences Tools & Services - 0.8%
        733                 Bio-Rad Laboratories, Inc.*                                                           $   101,638
      2,460                 Thermo Fisher Scientific, Inc.                                                            348,951
                                                                                                                  -----------
                                                                                                                  $   450,589
                                                                                                                  -----------
                            Total Pharmaceuticals, Biotechnology & Life Sciences                                  $   580,357
                                                                                                                  -----------
                            Banks - 0.1%
                            Diversified Banks - 0.1%
        938                 JPMorgan Chase & Co.                                                                  $    61,936
                                                                                                                  -----------
                            Total Banks                                                                           $    61,936
                                                                                                                  -----------
                            Diversified Financials - 0.1%
                            Consumer Finance - 0.1%
        725                 Capital One Financial Corp.                                                           $    52,330
                                                                                                                  -----------
                            Total Diversified Financials                                                          $    52,330
                                                                                                                  -----------
                            Real Estate - 0.9%
                            Specialized REIT - 0.2%
      5,095                 Communications Sales & Leasing, Inc.                                                  $    95,226
                                                                                                                  -----------
                            Real Estate Operating Companies - 0.7%
     18,825                 Forest City Enterprises, Inc.*                                                        $   412,832
                                                                                                                  -----------
                            Total Real Estate                                                                     $   508,058
                                                                                                                  -----------
                            Technology Hardware & Equipment - 0.9%
                            Computer Storage & Peripherals - 0.2%
      3,800                 EMC Corp.                                                                             $    97,584
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     Shares                                                                                                             Value
                            Electronic Manufacturing Services - 0.3%
      2,564                 TE Connectivity, Ltd.                                                                 $   165,660
                                                                                                                  -----------
                            Technology Hardware, Storage & Peripherals - 0.4%
      9,441                 NCR Corp.*                                                                            $   230,927
                                                                                                                  -----------
                            Total Technology Hardware & Equipment                                                 $   494,171
                                                                                                                  -----------
                            Telecommunication Services - 0.1%
                            Integrated Telecommunication Services - 0.1%
      4,246                 Windstream Holdings, Inc.                                                             $    27,344
                                                                                                                  -----------
                            Total Telecommunication Services                                                      $    27,344
                                                                                                                  -----------
                            TOTAL COMMON STOCKS
                            (Cost $2,717,791)                                                                     $ 3,761,462
                                                                                                                 -----------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)
                            COLLATERALIZED MORTGAGE OBLIGATIONS - 2.3%
                            Materials - 0.8%
                            Forest Products - 0.8%
    450,000                 TimberStar Trust I, 7.5296%, 10/15/36 (144A)                                          $   456,444
                                                                                                                  -----------
                            Total Materials                                                                       $   456,444
                                                                                                                  -----------
                            Banks - 1.5%
                            Thrifts & Mortgage Finance - 1.5%
    100,000          4.93   CFCRE 2015-RUM Mortgage Trust, Floating Rate Note, 7/15/30 (144A)                     $    99,645
    100,000          5.80   COMM 2007-C9 Mortgage Trust, Floating Rate Note, 12/10/49 (144A)                           91,645
    150,000          5.03   CSMC Trust 2015-SAND, Floating Rate Note, 8/15/30 (144A)                                  150,037
     43,196                 Global Mortgage Securitization, Ltd., 5.25%, 4/25/32                                       32,705
    100,000          4.19   JPMorgan Chase Commercial Mortgage Securities Trust 2013-C13 REMICS,
                            Floating Rate Note, 1/18/46 (144A)                                                         88,533
    150,000          3.93   JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN, Floating
                            Rate Note, 6/15/29 (144A)                                                                 147,317
    129,000          4.10   JPMBB Commercial Mortgage Securities Trust 2014-C25 REMICS, Floating Rate
                            Note, 11/18/47 (144A)                                                                     106,200
    100,000          5.57   Morgan Stanley Capital I Trust 2007-TOP25, Floating Rate Note, 11/12/49                    98,670
     21,289                 RALI Series 2003-QS15 Trust, 5.5%, 8/25/33                                                 21,819
                                                                                                                  -----------
                                                                                                                  $   836,571
                                                                                                                  -----------
                            Total Banks                                                                           $   836,571
                                                                                                                  -----------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost $1,305,804)                                                                     $ 1,293,015
                                                                                                                  -----------
                            CORPORATE BONDS - 64.7%
                            Energy - 8.7%
                            Oil & Gas Drilling - 0.1%
    140,000                 Ocean Rig UDW, Inc., 7.25%, 4/1/19 (144A)                                             $    60,200
                                                                                                                  -----------
                            Oil & Gas Equipment & Services - 0.9%
    225,000                 Archrock Partners LP, 6.0%, 10/1/22                                                   $   183,375
    165,000                 Hiland Partners LP, 7.25%, 10/1/20 (144A)                                                 166,650
    165,000                 McDermott International, Inc., 8.0%, 5/1/21 (144A)                                        131,175
                                                                                                                  -----------
                                                                                                                  $   481,200
                                                                                                                  -----------


   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                               Value
                            Oil & Gas Exploration & Production - 3.8%
    120,000                 Antero Resources Corp., 6.0%, 12/1/20                                                 $   100,200
    150,000                 Berry Petroleum Co., LLC, 6.375%, 9/15/22                                                  36,375
    225,000                 Carrizo Oil & Gas, Inc., 6.25%, 4/15/23                                                   182,250
    255,000                 Comstock Resources, Inc., 7.75%, 4/1/19                                                    38,250
    150,000                 Concho Resources, Inc., 5.5%, 4/1/23                                                      138,750
    205,000                 Denbury Resources, Inc., 5.5%, 5/1/22                                                      68,056
    200,000                 EP Energy LLC, 7.75%, 9/1/22                                                              102,000
    195,000                 EPL Oil & Gas, Inc., 8.25%, 2/15/18                                                        51,675
     85,000                 Gulfport Energy Corp., 6.625%, 5/1/23                                                      70,975
    125,000                 Gulfport Energy Corp., 7.75%, 11/1/20                                                     111,875
     52,000                 Halcon Resources Corp., 12.0%, 2/15/22 (144A)                                              34,060
    170,000                 Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                                                147,900
    150,000                 Legacy Reserves LP, 6.625%, 12/1/21                                                        31,500
    158,000                 Linn Energy LLC, 12.0%, 12/15/20 (144A)                                                    79,000
     84,000                 Linn Energy LLC, 6.25%, 11/1/19                                                            13,860
    116,000                 Memorial Production Partners LP, 6.875%, 8/1/22                                            34,800
    135,000                 Memorial Production Partners LP, 7.625%, 5/1/21                                            40,500
    155,000                 Noble Energy, Inc., 5.875%, 6/1/22                                                        147,452
    115,000                 Northern Oil and Gas, Inc., 8.0%, 6/1/20                                                   76,475
    210,000                 Parsley Energy LLC, 7.5%, 2/15/22 (144A)                                                  200,550
    190,000                 Penn Virginia Corp., 7.25%, 4/15/19                                                        25,650
    150,000                 Penn Virginia Corp., 8.5%, 5/1/20                                                          23,625
    145,000                 Rice Energy Inc., 6.25%, 5/1/22                                                           104,400
    430,000                 Sanchez Energy Corp., 6.125%, 1/15/23                                                     232,200
    520,000                 Swift Energy Co., 7.875%, 3/1/22 (e)                                                       41,600
                                                                                                                  -----------
                                                                                                                  $ 2,133,978
                                                                                                                  -----------
                            Oil & Gas Refining & Marketing - 1.2%
    525,000                 Calumet Specialty Products Partners LP, 6.5%, 4/15/21                                 $   456,750
    235,000                 Tesoro Corp., 5.375%, 10/1/22                                                             235,588
                                                                                                                  -----------
                                                                                                                  $   692,338
                                                                                                                  -----------
                            Oil & Gas Storage & Transportation - 2.5%
    200,000                 Crestwood Midstream Partners LP, 6.125%, 3/1/22                                       $   139,000
    195,000                 Crestwood Midstream Partners LP, 6.25%, 4/1/23 (144A)                                     136,012
    225,000                 Global Partners LP, 6.25%, 7/15/22                                                        180,000
    155,000                 Global Partners LP, 7.0%, 6/15/23                                                         127,100
    150,000                 Holly Energy Partners LP, 6.5%, 3/1/20                                                    148,500
    140,000                 ONEOK, Inc., 7.5%, 9/1/23                                                                 116,550
    395,000                 Sabine Pass Liquefaction LLC, 5.75%, 5/15/24                                              343,650
     75,000                 Targa Resources Partners LP, 4.125%, 11/15/19                                              62,438
    170,000                 Western Refining Logistics LP, 7.5%, 2/15/23                                              162,350
                                                                                                                  -----------
                                                                                                                  $ 1,415,600
                                                                                                                  -----------
                            Coal & Consumable Fuels - 0.2%
    200,000                 SunCoke Energy Partners LP, 7.375%, 2/1/20 (144A)                                     $   124,000
                                                                                                                  -----------
                            Total Energy                                                                          $ 4,907,316
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST


              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                               Value
                            Materials - 6.0%
                            Commodity Chemicals - 0.9%
     85,000                 Axiall Corp., 4.875%, 5/15/23                                                         $    76,500
     60,000                 Hexion, Inc., 6.625%, 4/15/20                                                              46,650
    225,000                 Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                                                 192,938
    100,000                 Tronox Finance LLC, 6.375%, 8/15/20                                                        60,180
    220,000                 Tronox Finance LLC, 7.5%, 3/15/22 (144A)                                                  127,600
                                                                                                                  -----------
                                                                                                                  $   503,868
                                                                                                                  -----------
                            Diversified Chemicals - 0.1%
     30,000                 Blue Cube Spinco, Inc., 10.0%, 10/15/25 (144A)                                        $    33,000
     30,000                 Blue Cube Spinco, Inc., 9.75%, 10/15/23 (144A)                                             32,362
                                                                                                                  -----------
                                                                                                                  $    65,362
                                                                                                                  -----------
                            Specialty Chemicals - 0.1%
     45,000                 Platform Specialty Products Corp., 10.375%, 5/1/21 (144A)                             $    44,888
                                                                                                                  -----------
                            Metal & Glass Containers - 3.0%
    350,000                 Ball Corp., 5.25%, 7/1/25                                                             $   357,875
    765,000                 Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                                             822,371
    175,000                 Reynolds Group Issuer, Inc., 8.25%, 2/15/21                                               168,438
    350,000                 Reynolds Group Issuer, Inc., 8.5%, 5/15/18                                                346,062
                                                                                                                  -----------
                                                                                                                  $ 1,694,746
                                                                                                                  -----------
                            Paper Packaging - 0.3%
    200,000                 Coveris Holding Corp., 10.0%, 6/1/18 (144A)                                           $   190,000
                                                                                                                  -----------
                            Aluminum - 0.3%
    150,000                 Novelis, Inc., 8.375%, 12/15/17                                                       $   145,875
                                                                                                                  -----------
                            Diversified Metals & Mining - 0.2%
    155,000                 Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)                                  $   111,600
                                                                                                                  -----------
                            Gold - 0.2%
    200,000                 IAMGOLD Corp., 6.75%, 10/1/20 (144A)                                                  $   126,000
                                                                                                                  -----------
                            Steel - 0.7%
    125,000                 Cliffs Natural Resources, Inc., 8.25%, 3/31/20 (144A)                                 $    95,312
    150,000                 EVRAZ plc, 7.50%, 11/15/19                                                                140,250
    230,000                 JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)                                              153,093
                                                                                                                  -----------
                                                                                                                  $   388,655
                                                                                                                  -----------
                            Paper Products - 0.2%
    165,000                 Resolute Forest Products, Inc., 5.875%, 5/15/23                                       $   120,038
                                                                                                                  -----------
                            Total Materials                                                                       $ 3,391,032
                                                                                                                  -----------
                            Capital Goods - 4.3%
                            Aerospace & Defense - 0.5%
    245,000                 DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                                              $   205,800
     80,000                 DynCorp International, Inc., 10.375%, 7/1/17                                               59,200
                                                                                                                  -----------
                                                                                                                  $   265,000
                                                                                                                  -----------
                            Building Products - 0.9%
    205,000                 Building Materials Corp of America, 5.375%, 11/15/24 (144A)                           $   204,488
    330,000                 Griffon Corp., 5.25%, 3/1/22                                                              314,738
                                                                                                                  -----------
                                                                                                                  $   519,226
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                               Value
                            Construction & Engineering - 1.0%
    170,000                 AECOM, 5.75%, 10/15/22                                                                $   175,100
    325,000                 Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                                             325,000
     90,000                 MasTec, Inc., 4.875%, 3/15/23                                                              77,850
                                                                                                                  -----------
                                                                                                                  $   577,950
                                                                                                                  -----------
                            Construction & Farm Machinery & Heavy Trucks - 0.4%
    350,000                 Titan International, Inc., 6.875%, 10/1/20                                            $   260,750
                                                                                                                  -----------
                            Industrial Machinery - 0.7%
    325,000                 Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                                              $   250,250
    155,000                 Xerium Technologies, Inc., 8.875%, 6/15/18                                                151,919
                                                                                                                  -----------
                                                                                                                  $   402,169
                                                                                                                  -----------
                            Trading Companies & Distributors - 0.8%
    200,000                 Rexel SA, 5.25%, 6/15/20 (144A)                                                       $   206,000
    130,000                 United Rentals North America, Inc., 5.75%, 11/15/24                                       128,700
    100,000                 WESCO Distribution, Inc., 5.375%, 12/15/21                                                 96,000
                                                                                                                  -----------
                                                                                                                  $   430,700
                                                                                                                  -----------
                            Total Capital Goods                                                                   $ 2,455,795
                                                                                                                  -----------
                            Commercial Services & Supplies - 1.3%
                            Environmental & Facilities Services - 0.2%
    110,000                 Safway Group Holding LLC, 7.0%, 5/15/18 (144A)                                        $   109,725
                                                                                                                  -----------
                            Diversified Support Services - 1.1%
    165,000                 Allegion US Holding Co, Inc., 5.75%, 10/1/21                                          $   167,062
    230,000                 NANA Development Corp., 9.5%, 3/15/19 (144A)                                              202,400
    275,000                 The GEO Group, Inc., 5.875%, 10/15/24                                                     266,750
                                                                                                                  -----------
                                                                                                                  $   636,212
                                                                                                                  -----------
                            Total Commercial Services & Supplies                                                  $   745,937
                                                                                                                  -----------
                            Transportation - 1.0%
                            Airlines - 0.3%
      9,503                 Continental Airlines 1997-4 Class B Pass Through Trust, 6.9%, 7/2/18                  $     9,693
    175,000                 Intrepid Aviation Group Holdings LLC, 6.875%, 2/15/19 (144A)                              143,500
                                                                                                                  -----------
                                                                                                                  $   153,193
                                                                                                                  -----------
                            Railroads - 0.3%
    245,000                 Florida East Coast Holdings Corp., 9.75%, 5/1/20 (144A)                               $   166,600
                                                                                                                  -----------
                            Trucking - 0.4%
    100,000                 Jack Cooper Holdings Corp., 9.25%, 6/1/20 (144A)                                      $    83,000
    200,000                 syncreon Group BV, 8.625%, 11/1/21 (144A)                                                 157,000
                                                                                                                  -----------
                                                                                                                  $   240,000
                                                                                                                  -----------
                            Total Transportation                                                                  $   559,793
                                                                                                                  -----------
                            Automobiles & Components - 0.2%
                            Automobile Manufacturers - 0.2%
    150,000                 ZF North America Capital, Inc., 4.75%, 4/29/25 (144A)                                 $   142,875
                                                                                                                  -----------
                            Total Automobiles & Components                                                        $   142,875
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                               Value
                            Consumer Durables & Apparel - 2.8%
                            Homebuilding - 2.4%
    105,000                 CalAtlantic Group, Inc., 5.375%, 10/1/22                                              $   105,525
    190,000                 KB Home, 7.5%, 9/15/22                                                                    189,050
    175,000                 Lennar Corp., 4.5%, 6/15/19                                                               177,953
    125,000                 Lennar Corp., 4.75%, 11/15/22                                                             123,938
    180,000                 MDC Holdings, Inc., 5.5%, 1/15/24                                                         181,800
     75,000                 Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                                                  76,125
     40,000                 Shea Homes LP, 5.875%, 4/1/23 (144A)                                                       41,000
    155,000                 Taylor Morrison Communities, Inc., 5.875%, 4/15/23                                        153,062
    335,000                 Toll Brothers Finance Corp., 4.875%, 11/15/25                                             329,138
                                                                                                                  -----------
                                                                                                                  $ 1,377,591
                                                                                                                  -----------
                            Textiles - 0.4%
    220,000                 Springs Industries, Inc., 6.25%, 6/1/21                                               $   217,800
                                                                                                                  -----------
                            Total Consumer Durables & Apparel                                                     $ 1,595,391
                                                                                                                  -----------
                            Consumer Services - 2.8%
                            Casinos & Gaming - 1.1%
     18,026                 Mashantucket Western Pequot Tribe, 6.5%, 7/1/36 (1.0% cash, 5.50% PIK) (PIK) (e)      $        90
    715,000                 Scientific Games International, Inc., 10.0%, 12/1/22                                      507,650
    250,000                 Scientific Games International, Inc., 6.25%, 9/1/20                                       117,500
                                                                                                                  -----------
                                                                                                                  $   625,240
                                                                                                                  -----------
                            Hotels, Resorts & Cruise Lines - 1.0%
    200,000                 NCL Corp., Ltd., 5.25%, 11/15/19 (144A)                                               $   204,376
    155,000                 Sabre GLBL, Inc., 5.375%, 4/15/23 (144A)                                                  154,225
    210,000                 Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                                               198,975
                                                                                                                  -----------
                                                                                                                  $   557,576
                                                                                                                  -----------
                            Specialized Consumer Services - 0.7%
    200,000                 Constellis Holdings LLC, 9.75%, 5/15/20 (144A)                                        $   164,000
    250,000                 Sotheby's, 5.25%, 10/1/22 (144A)                                                          227,500
                                                                                                                  -----------
                                                                                                                  $   391,500
                                                                                                                  -----------
                            Total Consumer Services                                                               $ 1,574,316
                                                                                                                  -----------
                            Media - 4.2%
                            Broadcasting - 1.4%
    280,000                 Gannett Co., Inc., 6.375%, 10/15/23                                                   $   295,400
    215,000                 LIN Television Corp., 5.875%, 11/15/22                                                    213,925
    175,000                 Quebecor Media, Inc., 5.75%, 1/15/23                                                      176,312
     90,000                 Univision Communications, Inc., 5.125%, 2/15/25 (144A)                                     85,500
                                                                                                                  -----------
                                                                                                                  $   771,137
                                                                                                                  -----------
                            Cable & Satellite - 2.1%
    250,000                 CCO Holdings LLC, 5.25%, 9/30/22                                                      $   252,500
    250,000                 CCO Holdings LLC, 6.5%, 4/30/21                                                           260,000
     65,000                 CCOH Safari LLC, 5.75%, 2/15/26 (144A)                                                     65,162
    225,000                 Intelsat Jackson Holdings SA, 7.25%, 4/1/19                                               206,438
    125,000                 Intelsat Luxembourg SA, 7.75%, 6/1/21                                                      58,438
    375,000                 Videotron, Ltd., 5.375%, 6/15/24 (144A)                                                   376,875
                                                                                                                  -----------
                                                                                                                  $ 1,219,413
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                               Value
                            Movies & Entertainment - 0.7%
    220,000                 Cinemark USA, Inc., 4.875%, 6/1/23                                                    $   214,500
    180,000                 Regal Entertainment Group, Inc., 5.75%, 2/1/25                                            173,700
                                                                                                                  -----------
                                                                                                                  $   388,200
                                                                                                                  -----------
                            Total Media                                                                           $ 2,378,750
                                                                                                                  -----------
                            Retailing - 1.9%
                            Department Stores - 0.2%
    140,000                 Dollar Tree, Inc., 5.75%, 3/1/23 (144A)                                               $   144,900
                                                                                                                  -----------
                            Computer & Electronics Retail - 0.3%
    200,000                 Rent-A-Center, Inc., 4.75%, 5/1/21                                                    $   149,500
                                                                                                                  -----------
                            Specialty Stores - 0.3%
    195,000                 Outerwall, Inc., 5.875%, 6/15/21                                                      $   159,900
                                                                                                                  -----------
                            Automotive Retail - 1.1%
    250,000                 Asbury Automotive Group, Inc., 6.0%, 12/15/24 (144A)                                  $   258,125
    230,000                 CST Brands, Inc., 5.0%, 5/1/23                                                            227,700
    175,000                 DriveTime Automotive Group, Inc., 8.0%, 6/1/21 (144A)                                     155,750
                                                                                                                  -----------
                                                                                                                  $   641,575
                                                                                                                  -----------
                            Total Retailing                                                                       $ 1,095,875
                                                                                                                  -----------
                            Food & Staples Retailing - 0.6%
                            Food Retail - 0.6%
    140,000                 C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                                     $   126,000
    200,000                 Darling Ingredients, Inc., 5.375%, 1/15/22                                                197,000
                                                                                                                  -----------
                                                                                                                  $   323,000
                                                                                                                  -----------
                            Total Food & Staples Retailing                                                        $   323,000
                                                                                                                  -----------
                            Food, Beverage & Tobacco - 2.1%
                            Packaged Foods & Meats - 1.6%
     42,000                 Chiquita Brands International, Inc., 7.875%, 2/1/21                                   $    43,995
    250,000                 Dole Food Co., Inc., 7.25%, 5/1/19 (144A)                                                 247,500
    215,000                 Post Holdings, Inc., 6.0%, 12/15/22 (144A)                                                210,700
    315,000                 Post Holdings, Inc., 6.75%, 12/1/21 (144A)                                                321,300
     75,000                 Post Holdings, Inc., 7.375%, 2/15/22                                                       78,188
     35,000                 Post Holdings, Inc., 8.0%, 7/15/25 (144A)                                                  37,100
                                                                                                                  -----------
                                                                                                                  $   938,783
                                                                                                                  -----------
                            Tobacco - 0.5%
    365,000                 Alliance One International, Inc., 9.875%, 7/15/21                                     $   268,275
                                                                                                                  -----------
                            Total Food, Beverage & Tobacco                                                        $ 1,207,058
                                                                                                                  -----------
                            Household & Personal Products - 0.5%
                            Household Products - 0.1%
     70,000                 Central Garden & Pet Co., 6.125%, 11/15/23                                            $    70,700
                                                                                                                  -----------
                            Personal Products - 0.4%
    200,000                 Revlon Consumer Products Corp., 5.75%, 2/15/21                                        $   193,500
                                                                                                                  -----------
                            Total Household & Personal Products                                                   $   264,200
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                               Value
                            Health Care Equipment & Services - 3.6%
                            Health Care Services - 0.7%
    150,000                 BioScrip, Inc., 8.875%, 2/15/21                                                       $   119,250
    250,000                 MEDNAX, Inc., 5.25%, 12/1/23 (144A)                                                       251,250
                                                                                                                  -----------
                                                                                                                  $   370,500
                                                                                                                  -----------
                            Health Care Facilities - 2.8%
    330,000                 CHS, Inc., 7.125%, 7/15/20                                                            $   328,762
    435,000                 Kindred Healthcare Inc., 6.375%, 4/15/22                                                  361,050
    500,000                 Tenet Healthcare Corp., 6.0%, 10/1/20                                                     526,250
    370,000                 Universal Hospital Services, Inc., 7.625%, 8/15/20                                        347,338
                                                                                                                  -----------
                                                                                                                  $ 1,563,400
                                                                                                                  -----------
                            Managed Health Care - 0.1%
     75,000                 WellCare Health Plans, Inc., 5.75%, 11/15/20                                          $    77,250
                                                                                                                  -----------
                            Total Health Care Equipment & Services                                                $ 2,011,150
                                                                                                                  -----------
                            Pharmaceuticals, Biotechnology & Life Sciences - 1.8%
                            Pharmaceuticals - 1.8%
    140,000                 Endo Finance LLC, 5.375%, 1/15/23 (144A)                                              $   137,200
    200,000                 Endo Finance LLC, 5.75%, 1/15/22 (144A)                                                   194,000
    205,000                 Endo, Ltd., 6.0%, 7/15/23 (144A)                                                          203,975
    570,000                 Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (144A)                       508,725
                                                                                                                  -----------
                                                                                                                  $ 1,043,900
                                                                                                                  -----------
                            Total Pharmaceuticals, Biotechnology & Life Sciences                                  $ 1,043,900
                                                                                                                  -----------
                            Banks - 2.3%
                            Diversified Banks - 1.9%
    425,000          6.50   Bank of America Corp., Floating Rate Note, 10/23/49                                   $   447,844
     75,000          5.90   Citigroup, Inc., Floating Rate Note (Perpetual)                                            73,688
    325,000          8.00   Royal Bank of Scotland Group Plc, Floating Rate Note (Perpetual)                          343,688
    175,000          5.88   Wells Fargo & Company, Floating Rate Note (Perpetual)                                     184,188
                                                                                                                  -----------
                                                                                                                  $ 1,049,408
                                                                                                                  -----------
                            Thrifts & Mortgage Finance - 0.4%
    255,000                 Provident Funding Associates LP, 6.75%, 6/15/21 (144A)                                $   246,712
                                                                                                                  -----------
                            Total Banks                                                                           $ 1,296,120
                                                                                                                  -----------
                            Diversified Financials - 4.2%
                            Specialized Finance - 2.4%
    175,000                 Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)                                    $   196,000
    400,000                 Fly Leasing, Ltd., 6.375%, 10/15/21                                                       398,000
    200,000                 Fly Leasing, Ltd., 6.75%, 12/15/20                                                        204,970
    315,000                 Nationstar Mortgage LLC, 6.5%, 7/1/21                                                     278,775
    300,000                 Oxford Finance LLC, 7.25%, 1/15/18 (144A)                                                 300,000
                                                                                                                  -----------
                                                                                                                  $ 1,377,745
                                                                                                                  -----------
                            Consumer Finance - 1.4%
    300,000                 Ally Financial, Inc., 4.625%, 3/30/25                                                 $   296,250
    200,000                 Ally Financial, Inc., 4.625%, 5/19/22                                                     201,000
    200,000          5.55   Capital One Financial Corp., Floating Rate Note (Perpetual)                               199,000
    110,000                 TMX Finance LLC, 8.5%, 9/15/18 (144A)                                                      81,950
                                                                                                                  -----------
                                                                                                                  $   778,200
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                               Value
                            Investment Banking & Brokerage - 0.4%
    200,000          5.55   Morgan Stanley, Floating Rate Note (Perpetual)                                        $   200,000
                                                                                                                  -----------
                            Total Diversified Financials                                                          $ 2,355,945
                                                                                                                  -----------
                            Insurance - 2.2%
                            Life & Health Insurance - 0.7%
    110,000                 CNO Financial Group, Inc., 4.5%, 5/30/20                                              $   112,200
     95,000                 Fidelity & Guaranty Life Holdings, Inc., 6.375%, 4/1/21 (144A)                             96,900
    185,000          5.65   Voya Financial, Inc., Floating Rate Note, 5/15/53                                         182,225
                                                                                                                  -----------
                                                                                                                  $   391,325
                                                                                                                  -----------
                            Reinsurance - 1.5%
     70,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d) (f)                                 $    78,036
    250,000         12.96   Residential Reinsurance 2012, Ltd., Floating Rate Note, 12/6/16 (Cat Bond) (144A)         260,825
    500,000          4.00   Sanders Re, Ltd., Floating Rate Note, 5/5/17 (Cat Bond) (144A)                            498,550
                                                                                                                  -----------
                                                                                                                  $   837,411
                                                                                                                  -----------
                            Total Insurance                                                                       $ 1,228,736
                                                                                                                  -----------
                            Real Estate - 1.6%
                            Diversified REIT - 0.4%
    210,000                 MPT Operating Partnership LP, 5.5%, 5/1/24                                            $   208,950
                                                                                                                  -----------
                            Specialized REIT - 0.8%
    138,418                 AAF Holdings LLC, 12.0%, 7/1/19 (144A) (12.0% cash, 0.0% PIK) (PIK)                   $   130,805
    175,000                 Communications Sales & Leasing, Inc., 6.0%, 4/15/23 (144A)                                165,375
    200,000                 Iron Mountain, Inc., 5.75%, 8/15/24                                                       193,000
                                                                                                                  -----------
                                                                                                                  $   489,180
                                                                                                                  -----------
                            Real Estate Services - 0.4%
    235,000                 Kennedy-Wilson, Inc., 5.875%, 4/1/24                                                  $   226,775
                                                                                                                  -----------
                            Total Real Estate                                                                     $   924,905
                                                                                                                  -----------
                            Software & Services - 2.1%
                            Internet Software & Services - 0.8%
     75,000                 IAC, 4.875%, 11/30/18                                                                 $    75,188
    365,000                 j2 Global, Inc., 8.0%, 8/1/20                                                             381,425
                                                                                                                  -----------
                                                                                                                  $   456,613
                                                                                                                  -----------
                            Data Processing & Outsourced Services - 1.1%
    150,000                 Audatex North America, Inc., 6.0%, 6/15/21 (144A)                                     $   151,125
    265,000                 First Data Corp., 5.75%, 1/15/24 (144A)                                                   261,025
     95,000                 First Data Corp., 7.0%, 12/1/23 (144A)                                                     95,000
    100,000                 NeuStar, Inc., 4.5%, 1/15/23                                                               80,100
                                                                                                                  -----------
                                                                                                                  $   587,250
                                                                                                                  -----------
                            Application Software - 0.2%
    125,000                 Igloo Holdings Corp., 8.25%, 12/15/17 (8.25% Cash, 9.00% PIK) (144A) (PIK)            $   125,000
                                                                                                                  -----------
                            Total Software & Services                                                             $ 1,168,863
                                                                                                                  -----------
                            Technology Hardware & Equipment - 0.8%
                            Communications Equipment - 0.6%
     90,000                 CommScope Technologies Finance LLC, 6.0%, 6/15/25 (144A)                              $    86,625
    175,000                 CommScope, Inc., 5.0%, 6/15/21 (144A)                                                     167,781
     75,000                 Plantronics, Inc., 5.5%, 5/31/23 (144A)                                                    74,625
                                                                                                                  -----------
                                                                                                                  $   329,031
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                               Value
                            Electronic Components - 0.2%
    130,000                 Belden, Inc., 5.5%, 9/1/22 (144A)                                                     $   125,125
                                                                                                                  -----------
                            Total Technology Hardware & Equipment                                                 $   454,156
                                                                                                                  -----------
                            Semiconductors & Semiconductor Equipment - 0.8%
                            Semiconductor Equipment - 0.3%
    175,000                 Entegris, Inc., 6.0%, 4/1/22 (144A)                                                   $   177,188
                                                                                                                  -----------
                            Semiconductors - 0.5%
    160,000                 Advanced Micro Devices, Inc., 7.5%, 8/15/22                                           $   108,800
    205,000                 Micron Technology, Inc., 5.25%, 8/1/23 (144A)                                             183,988
                                                                                                                  -----------
                                                                                                                  $   292,788
                                                                                                                  -----------
                            Total Semiconductors & Semiconductor Equipment                                        $   469,976
                                                                                                                  -----------
                            Telecommunication Services - 6.4%
                            Integrated Telecommunication Services - 3.8%
    375,000                 CenturyLink, Inc., 6.45%, 6/15/21                                                     $   365,625
     75,000                 CenturyLink, Inc., 6.75%, 12/1/23                                                          70,312
    731,000                 Frontier Communications Corp., 8.75%, 4/15/22                                             676,175
    250,000                 GCI, Inc., 6.875%, 4/15/25                                                                255,625
    180,000                 Level 3 Financing, Inc., 5.375%, 1/15/24 (144A)                                           180,900
    205,000                 Windstream Corp., 7.5%, 6/1/22                                                            157,338
    500,000                 Windstream Services LLC, 7.75%, 10/15/20                                                  421,250
                                                                                                                  -----------
                                                                                                                  $ 2,127,225
                                                                                                                  -----------
                            Wireless Telecommunication Services - 2.6%
    200,000                 Altice Financing SA, 6.625%, 2/15/23 (144A)                                           $   197,500
    200,000                 Altice US Finance I Corp., 5.375%, 7/15/23 (144A)                                         200,500
    685,000                 Sprint Corp., 7.125%, 6/15/24                                                             494,056
    330,000                 Sprint Corp., 7.25%, 9/15/21                                                              249,051
     65,000                 T-Mobile USA, Inc., 6.5%, 1/15/26                                                          65,617
    285,000                 T-Mobile USA, Inc., 6.542%, 4/28/20                                                       297,112
                                                                                                                  -----------
                                                                                                                  $ 1,503,836
                                                                                                                  -----------
                            Total Telecommunication Services                                                      $ 3,631,061
                                                                                                                  -----------
                            Utilities - 2.5%
                            Electric Utilities - 1.1%
    200,000                 ContourGlobal Power Holdings SA, 7.125%, 6/1/19 (144A)                                $   190,000
    445,000                 Talen Energy Supply LLC, 4.625%, 7/15/19 (144A)                                           333,750
    180,000                 Talen Energy Supply LLC, 6.5%, 6/1/25 (144A)                                              118,800
                                                                                                                  -----------
                                                                                                                  $   642,550
                                                                                                                  -----------
                            Independent Power Producers & Energy Traders - 1.4%
    100,000                 AES Corp., 5.5%, 4/15/25                                                              $    88,250
    275,000                 NRG Energy, Inc., 6.25%, 5/1/24                                                           231,055
    450,000                 NRG Energy, Inc., 6.625%, 3/15/23                                                         390,375
     60,000                 TerraForm Power Operating LLC, 5.875%, 2/1/23 (144A)                                       49,650
                                                                                                                  -----------
                                                                                                                  $   759,330
                                                                                                                  -----------
                            Total Utilities                                                                       $ 1,401,880
                                                                                                                  -----------
                            TOTAL CORPORATE BONDS
                            (Cost $41,784,326)                                                                    $36,628,030
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                               Value

                            SENIOR FLOATING RATE LOAN INTERESTS - 3.3%**
                            Energy - 0.2%
                            Oil & Gas Drilling - 0.2%
    169,390          7.50   Jonah Energy LLC, Term Loan (Second Lien), 5/8/21                                     $   106,716
                                                                                                                  -----------
                            Total Energy                                                                          $   106,716
                                                                                                                  -----------
                            Capital Goods - 0.0%+
                            Industrial Conglomerates - 0.0%+
     20,213          8.25   Filtration Group Corp., Initial Term Loan (Second Lien), 11/15/21                     $    19,724
                                                                                                                  -----------
                            Total Capital Goods                                                                   $    19,724
                                                                                                                  -----------
                            Commercial Services & Supplies - 0.2%
                            Security & Alarm Services - 0.2%
     83,068          4.25   Monitronics International, Inc., Term B Loan, 3/23/18                                 $    80,783
                                                                                                                  -----------
                            Total Commercial Services & Supplies                                                  $    80,783
                                                                                                                  -----------
                            Automobiles & Components - 1.1%
                            Auto Parts & Equipment - 0.5%
    280,601          4.00   Tower Automotive Holdings USA LLC, Initial Term Loan (2014), 4/23/20                  $   269,377
                                                                                                                  -----------
                            Automobile Manufacturers - 0.6%
    372,450          3.50   Chrysler Group LLC, Term Loan B, 5/24/17                                              $   371,789
                                                                                                                  -----------
                            Total Automobiles & Components                                                        $   641,166
                                                                                                                  -----------
                            Consumer Services - 0.1%
                            Restaurants - 0.1%
     79,236          4.00   Landry's, Inc., B Term Loan, 4/24/18                                                  $    78,951
                                                                                                                  -----------
                            Total Consumer Services                                                               $    78,951
                                                                                                                  -----------
                            Media - 0.1%
                            Broadcasting - 0.1%
     38,861          4.00   Univision Communications, Inc., Replacement First-Lien Term Loan, 3/1/20              $    38,124
                                                                                                                  -----------
                            Total Media                                                                           $    38,124
                                                                                                                  -----------
                            Food & Staples Retailing - 0.4%
                            Food Distributors - 0.4%
      3,070          5.75   AdvancePierre Foods, Inc., Term Loan (First Lien), 7/10/17                            $     3,069
    280,000          8.25   Del Monte Foods Consumer Products, Term Loan (Second Lien), 5/26/21                       230,533
                                                                                                                  -----------
                                                                                                                  $   233,602
                                                                                                                  -----------
                            Total Food & Staples Retailing                                                        $   233,602
                                                                                                                  -----------
                            Health Care Equipment & Services - 0.2%
                            Health Care Services - 0.2%
     25,374          6.50   Ardent Legacy Acquisitions, Inc. Term Loan B (First Lien), 7/31/21                    $    25,248
     33,414          6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20                                               30,615
     30,629          6.50   BioScrip, Inc., Term Loan, 7/31/20                                                         28,064
                                                                                                                  -----------
                                                                                                                  $    83,927
                                                                                                                  -----------
                            Total Health Care Equipment & Services                                                $    83,927
                                                                                                                  -----------
                            Pharmaceuticals, Biotechnology & Life Sciences - 0.6%
                            Biotechnology - 0.6%
    393,025          7.00   Lantheus Medical Imaging, Inc., Initial Term Loan, 6/25/22                            $   361,583
                                                                                                                  -----------
                            Total Pharmaceuticals, Biotechnology & Life Sciences                                  $   361,583
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                               Value
                            Diversified Financials - 0.3%
                            Investment Banking & Brokerage - 0.3%
    165,000          8.61   MJ Acquisition Corp., Term Loan (2nd Lien), 4/8/23                                    $   161,799
                                                                                                                  -----------
                            Total Diversified Financials                                                          $   161,799
                                                                                                                  -----------
                            Software & Services - 0.1%
                            Application Software - 0.1%
     20,474          8.50   Expert Global Solutions, Inc., Term B Advance (First Lien), 4/3/18                    $    20,372
     47,774          4.25   Vertafore, Inc., Term Loan (2013), 10/3/19                                                 47,433
                                                                                                                  -----------
                                                                                                                  $    67,805
                                                                                                                  -----------
                            Total Software & Services                                                             $    67,805
                                                                                                                  -----------
                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                            (Cost $2,025,995)                                                                     $ 1,874,180
                                                                                                                  -----------

     Shares
                            RIGHTS / WARRANTS - 0.0%+
                            Health Care Equipment & Services - 0.0%+
                            Health Care Services - 0.0%+
         80           8.5   BioScrip, Inc. (Class A), 6/30/25* (g)                                                $         -
         80           8.5   BioScrip, Inc. (Class B), 6/30/25* (g)                                                          -
                                                                                                                  -----------
                                                                                                                  $         -
                                                                                                                  -----------
                            Total Health Care Equipment & Services                                                $         -
                                                                                                                  -----------
                            TOTAL RIGHTS / WARRANTS
                            (Cost $--)                                                                            $         -
                                                                                                                  -----------

  Principal
 Amount ($)
                            TEMPORARY CASH INVESTMENTS - 0.3%
                            Commercial Paper - 0.3%
    145,000                 Prudential Funding LLC, Commercial Papar, 1/4/16 (c)                                  $   144,996
                                                                                                                  -----------
                            TOTAL TEMPORARY CASH INVESTMENTS
                            (Cost $144,996)                                                                       $   144,996
                                                                                                                  -----------
                            TOTAL INVESTMENT IN SECURITIES - 94.0%
                            (Cost $57,874,006) (a)                                                                $53,151,891
                                                                                                                  -----------
                            OTHER ASSETS & LIABILITIES - 6.0%                                                     $ 3,425,915
                                                                                                                  -----------
                            TOTAL NET ASSETS - 100.0%                                                             $56,577,806
                                                                                                                  ===========

+           Amount rounds to less than 0.1%.

*           Non-income producing security.

REMICS      Real Estate Mortgage Investment Conduits.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2015, the value of these securities amounted to $16,237,657 or 28.7% of total net assets.

(Cat Bond)  Catastrophe or event-linked bond. At December 31, 2015, the value of these securities amounted to $759,375 or 1.3% of total net assets. See Notes to Financial Statements -- Note 1F.

(Perpetual) Security with no stated maturity date.

(PIK)       Represents a pay-in-kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $57,895,563 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost                               $ 2,484,215
        Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value                                (7,227,887)
                                                                                -----------
        Net unrealized depreciation                                             $(4,743,672)
                                                                                ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)  Rate to be determined.

(e)  Security is in default.

(f) Structured reinsurance investment. At December 31, 2015, the value of these securities amounted to $78,036 or 0.1% of total net assets. See Notes to Financial Statements -- Note 1F.

(g) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2015 were as follows:

                                               Purchases                Sales
      Long-Term U.S. Government              $        --          $        --
      Other Long-Term Securities             $20,397,819          $29,000,709



CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT - SELL PROTECTION

Notional                                                                         Credit     Expiration     Premiums     Unrealized
Principal ($)(1)   Exchange             Obligation Entity/Index       Coupon     Rating(2)  Date               Paid   Depreciation
    1,829,420      Chicago Mercentile   Markit CDX North America        5.00%    B+         12/20/19       $108,936      $(10,648)
                   Exchange             Investment Grade Index                                             ========      ========

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Portfolio's investments:

                                                                 Level 1         Level 2       Level 3         Total
Convertible Corporate Bonds                                  $           --   $  8,106,026   $         --  $ 8,106,026
Preferred Stocks                                                    660,152             --             --      660,152
Convertible Preferred Stocks
   Energy
       Oil & Gas Exploration & Production                                --          2,635             --        2,635
   Consumer Durables & Apparel
       Home Furnishings                                                  --        441,534             --      441,534
   Health Care Equipment & Services
       Health Care Services                                              --             --          2,118        2,118
       Health Care Facilities                                            --         49,331             --       49,331
   All Other Convertible Preferred Stocks                           188,412             --             --      188,412
Common Stock                                                      3,761,462             --             --    3,761,462
Collateralized Mortgage Obligations                                      --      1,293,015             --    1,293,015
Corporate Bond
   Insurance
       Reinsurance                                                       --        759,375         78,036      837,411
   All Other Corporate Bonds                                             --     35,790,619             --   35,790,619
Senior Floating Rate Loan Interests                                      --      1,874,180             --    1,874,180
Rights/Warrants                                                          --             --*            --           --*
Commercial Paper                                                         --        144,996             --      144,996
                                                             --------------   ------------   ------------  -----------
Total                                                        $    4,610,026   $ 48,461,711   $     80,154  $53,151,891
                                                             ==============   ============   ============  ===========
* Security is valued at $0.
Other Financial Instruments
Unrealized depreciation on futures contracts                 $      (10,455)  $         --   $         --  $   (10,455)
Unrealized depreciation on centrally cleared swap contracts              --        (10,648)            --      (10,648)
                                                             --------------   ------------   ------------  -----------
Total Other Financial Instruments                            $      (10,455)  $    (10,648)  $         --  $   (21,103)
                                                             ==============   ============   ============  ===========

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                  Preferred  Corporate
                                                   Stocks      Bonds      Total
Balance as of 12/31/14                             $   --   $       --  $     --
Realized gain (loss)(1)                                --           --        --
Change in unrealized appreciation (depreciation)(2)  (682)       8,036     7,354
Purchases                                           2,800       70,000    72,800
Sales                                                  --           --        --
Transfers in to Level 3*                               --           --        --
Transfers out of Level 3*                              --           --        --
                                                   ------   ----------  --------
Balance as of 12/31/15                             $2,118   $   78,036  $ 80,154
                                                   ======   ==========  ========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended December 31, 2015, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of
  investments still held as of 12/31/15.                                  $7,354
                                                                          ------

The following is a summary of the fair valuation of certain Portfolio's assets and liabilities as of December 31, 2015:

                                                       Level 1    Level 2   Level 3   Total
Assets:
Restricted cash                                        $      --  $211,008  $     --  $211,008
Variation margin for futures contracts                    16,320        --        --    16,320
Variation margin for centrally cleared swap contracts         --       254        --       254
                                                       ---------  --------  --------  --------
Total                                                  $  16,320  $211,262  $     --  $227,582
                                                       =========  ========  ========  ========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                    Year Ended
                                                               Year Ended     Year Ended  Year Ended   Year Ended    12/31/11
                                                                12/31/15       12/31/14    12/31/13     12/31/12  (Consolidated)
Class I
Net asset value, beginning of period                            $  9.65        $ 10.49     $ 10.47      $  9.92      $ 10.64
                                                                -------        -------     -------      -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.42(a)     $  0.45     $  0.50      $  0.56      $  0.59
   Net realized and unrealized gain (loss) on investments         (0.75)         (0.41)       0.70         0.96        (0.75)
                                                                -------        -------     -------      -------      -------
     Net increase (decrease) from investment operations         $ (0.33)       $  0.04     $  1.20      $  1.52      $ (0.16)
                                                                -------        -------     -------      -------      -------
Distribution to shareowners:
   Net investment income                                        $ (0.45)       $ (0.49)    $ (0.56)     $ (0.57)     $ (0.56)
   Net realized gain                                              (0.32)         (0.39)      (0.62)       (0.40)          --
                                                                -------        -------     -------      -------      -------
   Total distributions                                          $ (0.77)       $ (0.88)    $ (1.18)     $ (0.97)     $ (0.56)
                                                                -------        -------     -------      -------      -------
     Net increase (decrease) in net asset value                 $ (1.10)       $ (0.84)    $  0.02      $  0.55      $ (0.72)
                                                                -------        -------     -------      -------      -------
Net asset value, end of period                                  $  8.55        $  9.65     $ 10.49      $ 10.47      $  9.92
                                                                =======        =======     =======      =======      =======
Total return*                                                     (3.93)%(c)      0.09%      12.07%       16.08%       (1.68)%
Ratio of net expenses to average net assets (b)                    0.92%          0.86%       0.85%        0.86%        0.82%
Ratio of net investment income (loss) to average net assets        4.45%          4.39%       4.78%        5.39%        5.47%
Portfolio turnover rate                                              32%            51%         39%          44%          43%
Net assets, end of period (in thousands)                        $45,949        $56,519     $62,232      $59,937      $58,084

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)    Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00%, and 0.00%, respectively.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.04)%.

+      Amount rounds to less than 0.01%.

NOTE : The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                                                                                                               Year Ended
                                                            Year Ended    Year Ended  Year Ended  Year Ended    12/31/11
                                                             12/31/15      12/31/14    12/31/13    12/31/12   (Consolidated)
Class II
Net asset value, beginning of period                         $  9.59       $  10.44    $ 10.42     $  9.88      $ 10.61
                                                             -------       --------    -------     -------      -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.39(a)    $   0.43    $  0.47     $  0.54      $  0.55
    Net realized and unrealized gain (loss) on investments     (0.75)         (0.43)      0.70        0.94        (0.75)
                                                             -------       --------    -------     -------      -------
       Net increase (decrease) from investment operations    $ (0.36)      $     --    $  1.17     $  1.48      $ (0.20)
                                                             -------       --------    -------     -------      -------
Distribution to shareowners:
    Net investment income                                    $ (0.42)      $  (0.46)   $ (0.53)    $ (0.54)     $ (0.53)
    Net realized gain                                          (0.32)         (0.39)     (0.62)      (0.40)          --
                                                             -------       --------    -------     -------      -------
    Total distributions                                      $ (0.74)      $  (0.85)   $ (1.15)    $ (0.94)     $ (0.53)
                                                             -------       --------    -------     -------      -------
       Net increase (decrease) in net asset value            $ (1.10)      $  (0.85)   $  0.02     $  0.54      $ (0.73)
                                                             -------       --------    -------     -------      -------
Net asset value, end of period                               $  8.49       $   9.59    $ 10.44     $ 10.42      $  9.88
                                                             =======       ========    =======     =======      =======
Total return*                                                  (4.23)%(c)     (0.29)%    11.82%      15.73%       (2.04)%
Ratio of net expenses to average net assets (b)                 1.18%          1.10%      1.11%       1.12%        1.07%
Ratio of net investment income (loss) to average net assets     4.17%          4.09%      4.54%       5.10%        5.18%
Portfolio turnover rate                                           32%            51%        39%         44%          43%
Net assets, end of period (in thousands)                     $10,629       $ 12,640    $18,240     $13,124      $14,696

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)    Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00%, and 0.00%, respectively.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.34)%.

+      Amount rounds to less than 0.01%.

NOTE : The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/15
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $57,874,006)                                                              $53,151,891
  Cash                                                                                                       2,697,246
  Restricted cash*                                                                                             211,008
  Receivables --
     Investment securities sold                                                                                 23,155
     Portfolio shares sold                                                                                      81,321
     Interest                                                                                                  673,830
     Dividends                                                                                                   6,789
  Swap contracts, premiums paid                                                                                108,936
  Variation margin on futures contracts                                                                         16,320
  Variation margin on centrally cleared swap contracts                                                             254
  Other assets                                                                                                  37,738
                                                                                                           -----------
         Total assets                                                                                      $57,008,488
                                                                                                           -----------

LIABILITIES:
   Payables --
     Portfolio shares repurchased                                                                          $   337,696
     Trustee fees                                                                                                    1
   Unrealized depreciation on futures contracts                                                                 10,455
   Unrealized depreciation on centrally cleared swap contracts                                                  10,648
   Due to affiliates                                                                                             1,995
   Accrued expenses                                                                                             69,887
                                                                                                           -----------
         Total liabilities                                                                                 $   430,682
                                                                                                           -----------

NET ASSETS:
  Paid-in capital                                                                                          $62,192,612
  Undistributed net investment income                                                                           48,992
  Accumulated net realized loss on investments, futures contracts and swap contracts                          (920,580)
  Net unrealized depreciation on investments                                                                (4,722,115)
  Unrealized depreciation on futures contracts                                                                 (10,455)
  Unrealized depreciation on swap contracts                                                                    (10,648)
                                                                                                           -----------
        Total net assets                                                                                   $56,577,806
                                                                                                           ===========

NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $45,948,663/5,375,412 shares)                                                         $      8.55
                                                                                                           ===========
   Class II (based on $10,629,143/1,252,698 shares)                                                        $      8.49
                                                                                                           ===========

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/15

INVESTMENT INCOME:
  Interest                                                                                          $  3,415,618
  Dividends                                                                                              178,679
                                                                                                      ----------
        Total investment income                                                                                   $ 3,594,297
                                                                                                                  -----------
EXPENSES:
  Management fees                                                                                   $    435,246
  Transfer agent fees
     Class I                                                                                               1,275
     Class II                                                                                              1,275
  Distribution fees
     Class II                                                                                             34,656
  Administrative expense                                                                                  33,419
  Custodian fees                                                                                          24,491
  Professional fees                                                                                       57,536
  Printing expense                                                                                        26,456
  Fees and expenses of nonaffiliated Trustees                                                              7,362
  Miscellaneous                                                                                           30,476
                                                                                                      ----------
     Total expenses                                                                                               $   652,192
                                                                                                                  -----------
         Net investment income                                                                                    $ 2,942,105
                                                                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTIONS, FUTURES CONTRACTS AND SWAP CONTRACTS:
  Net realized gain (loss) on:
    Investments                                                                                       $ (924,351)
    Class actions                                                                                         20,382
    Futures contracts                                                                                     48,402
    Swap contracts                                                                                        16,282  $  (839,285)
                                                                                                      ----------  -----------
  Change in net unrealized appreciation (depreciation) on:
    Investments                                                                                      $(4,452,139)
    Futures contracts                                                                                    (10,455)
    Swap contracts                                                                                       (10,648) $(4,473,242)
                                                                                                      ----------  -----------
  Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts                    $(5,312,527)
                                                                                                                  -----------
  Net decrease in net assets resulting from operations                                                            $(2,370,422)
                                                                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               Year Ended      Year Ended
                                                                                                12/31/15        12/31/14
FROM OPERATIONS:
Net investment income (loss)                                                                  $   2,942,105   $   3,602,465
Net realized gain (loss) on investments, class actions, futures contracts and swap contracts       (839,285)      2,282,692
Change in net unrealized appreciation (depreciation) on investments,
   futures contracts and swap contracts                                                          (4,473,242)     (5,591,767)
                                                                                              -------------   -------------
   Net increase (decrease) in net assets resulting from operations                            $  (2,370,422)  $     293,390
                                                                                              -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class I ($0.45 and $0.49 per share, respectively)                                          $  (2,520,632)  $  (3,017,679)
   Class II ($0.42 and $0.46 per share, respectively)                                              (620,192)       (865,426)
Net realized gain:
   Class I ($0.32 and $0.39 per share, respectively)                                             (1,800,672)     (2,375,615)
   Class II ($0.32 and $0.39 per share, respectively)                                              (435,808)       (807,698)
                                                                                              -------------   -------------
           Total distributions to shareowners                                                 $  (5,377,304)  $  (7,066,418)
                                                                                              -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                              $  20,709,366   $  50,997,455
Reinvestment of distributions                                                                     5,377,304       7,066,418
Cost of shares repurchased                                                                      (30,919,771)    (62,603,621)
                                                                                              -------------   -------------
   Net decrease in net assets resulting from Portfolio share transactions                     $  (4,833,101)  $  (4,539,748)
                                                                                              -------------   -------------
   Net decrease in net assets                                                                 $ (12,580,827)  $ (11,312,776)
NET ASSETS:
Beginning of year                                                                             $  69,158,633   $  80,471,409
                                                                                              -------------   -------------
End of year                                                                                   $  56,577,806   $  69,158,633
                                                                                              =============   =============
Undistributed net investment income                                                           $      48,992   $     167,934
                                                                                              =============   =============

                                Year Ended      Year Ended    Year Ended     Year Ended
                                 12/31/15        12/31/15      12/31/14       12/31/14
                                  Shares          Amount        Shares         Amount
CLASS I
Shares sold                        416,136   $  3,930,954     1,695,729   $ 17,568,444
Reinvestment of distributions      458,272      4,321,304       521,569      5,393,294
Less shares repurchased         (1,353,740)   (12,660,742)   (2,296,577)   (23,516,731)
                               -----------   ------------   -----------   ------------
   Net decrease                   (479,332)  $ (4,408,484)      (79,279)  $   (554,993)
                               ===========   ============   ===========   ============
CLASS II
Shares sold                      1,800,508   $ 16,778,412     3,290,933   $ 33,429,011
Reinvestment of distributions      112,873      1,056,000       162,661      1,673,124
Less shares repurchased         (1,978,506)   (18,259,029)   (3,883,473)   (39,086,890)
                               -----------   ------------   -----------   ------------
   Net decrease                    (65,125)  $   (424,617)     (429,879)  $ (3,984,755)
                               ===========   ============   ===========   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.  Security Valuation

    The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

    Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

    Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

    Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

    Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

    available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

    Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

    Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

    Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At December 31, 2015, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers or through a third party using an insurance valuation model), representing 0.0% of net assets.

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

C.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2015, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

    the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2015, the Portfolio reclassified $79,777 to increase undistributed net investment income and $79,777 to increase accumulated net realized loss on investments, futures contracts and swap contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At December 31, 2015, the Portfolio was permitted to carry forward indefinitely $717,033 of short-term losses and $214,002 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

    The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014, and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2015, were as follows:

    ----------------------------------------------------------------------------
                                                         2015             2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                $  3,358,375       $4,158,116
    Long-term capital gain                            2,018,929        2,908,302
                                                   ------------       ----------
      Total distributions                          $  5,377,304       $7,066,418
                                                   ============       ==========
    Distributable Earnings
    (Accumulated Losses):
    Undistributed ordinary income                  $     39,357
    Capital loss carryforward                          (931,035)
    Net unrealized depreciation                      (4,723,128)
                                                   ------------
     Total                                         $ (5,614,806)
                                                   ============

    The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps and futures contracts, the tax adjustments relating to credit default swaps, CAT Bonds and sidecars, interest on defaulted bonds and interest accruals on preferred stock and other holding.

D.  Portfolio Shares and Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
    Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the Portfolio's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

    Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.  Risks

    At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Portfolio's investments in foreign markets or countries with limited developing markets may also subject the Portfolio to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.  Insurance Linked Securities (ILS)

    The Portfolio invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

    based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

    The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Portfolio's investment in quota share instruments and therefore place the Portfolio's assets at greater risk of loss than if PIM had more complete information. Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

G.  Repurchase Agreements

    Repurchase agreements are arrangements under which the Portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Portfolio at a later date, and at a specific price, which is typically higher than the purchase price paid by the Portfolio. The securities purchased serve as the Portfolio 's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Portfolio is entitled to sell the securities, but the Portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss to the Portfolio. Additionally, if the counterparty becomes insolvent, there is some risk that the Portfolio will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended December 31, 2015, the Portfolio had no open repurchase agreements.

H.  Futures Contracts

    The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2015 was $125,000 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts is subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended December 31, 2015 was $(1,617,066).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

    At December 31, 2015, open futures contracts were as follows:

    -----------------------------------------------------------------------------------------------------
                                             Number of
                                             Contracts        Settlement                      Unrealized
    Description           Counterparty      Long/(Short)        Month            Value       Depreciation
    -----------------------------------------------------------------------------------------------------
    S&P EMINI Future      Citibank N.A.         (17)             3/16        $(1,730,090)     $(10,455)
    -----------------------------------------------------------------------------------------------------
    Total                                                                    $(1,730,090)     $(10,455)
    -----------------------------------------------------------------------------------------------------

I.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event. The Portfolio may sell or buy credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on Portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

    When the Portfolio enters into a credit default swap contract. The protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the rights to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains on losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

    The amount of cash deposited with the broker as collateral at December 31, 2015 was $175,000 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities.

    Open credit default swap contracts at December 31, 2015 are listed at the end of the Schedule of Investments. The average value of credit default swap contracts open during the year ended December 31, 2015 was $122,067.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended December 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,842 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2015.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6 in transfer agent fees payable to the transfer agent at December 31, 2015. Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Portfolio at negotiated rates.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12B-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $147 in distribution fees payable to PFD at December 31, 2015.

5. Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations.

As of December 31, 2015, the Portfolio had one bridge loan commitment of $125,000, which could be extended at the option of the borrower, pursuant to the following loan agreements:

----------------------------------------------------------------------------------------------------
                                                                                           Net
                                                                                       Unrealized
                                                                                       Appreciation
Loan                                                 Principal    Cost       Value    (Depreciation)
----------------------------------------------------------------------------------------------------
Charter Communications Operating Co., Bridge Loan     125,000   $125,000   $125,000      $    --
----------------------------------------------------------------------------------------------------
  Total                                               125,000   $125,000   $125,000      $    --
----------------------------------------------------------------------------------------------------

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2015 was as follows:

  Statement of Assets               Interest      Credit         Foreign
  and Liabilities                  Rate Risk       Risk       Exchange Risk     Equity Risk    Commodity Risk
-------------------------------------------------------------------------------------------------------------
  Liabilities
    Unrealized depreciation
    on swap contracts                  $--      $(10,648)         $--           $        --           $--
    Unrealized depreciation
    on futures contracts                --            --           --               (10,455)           --
-------------------------------------------------------------------------------------------------------------
    Total Value                        $--      $(10,648)         $--           $   (10,455)          $--
=============================================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2015 was as follows:

  Statement of                      Interest     Credit              Foreign
  Operations                       Rate Risk      Risk          Exchange Rate Risk     Equity Risk    Commodity Risk
--------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
    Swap contracts                    $--       $ 16,282               $--              $      --           $--
    Futures contracts                  --             --                --                 48,402            --
--------------------------------------------------------------------------------------------------------------------
    Total Value                       $--       $ 16,282               $--              $  48,402           $--
====================================================================================================================
  Change in net unrealized
  appreciation (depreciation) on
    Swap contracts                    $--       $(10,648)              $--              $      --           $--
    Futures contracts                  --             --                --                (10,455)           --
--------------------------------------------------------------------------------------------------------------------
    Total Value                       $--       $(10,648)              $--              $ (10,455)          $--
====================================================================================================================

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer High Yield VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Yield VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio as of December 31, 2015, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2016

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Portfolio's ordinary income distributions derived from qualified interest income was 79.5%.

The percentage of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified short-term gains was 6.8%.

PIM, the Portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Portfolio's current investment advisory agreement with PIM to terminate. Accordingly, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2015 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2015, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the Portfolio's management fee was approximately 8.5 basis points higher than the median management fee paid by other funds in the Portfolio's Morningstar peer group. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fourth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer groups. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment Portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM  OFOFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Thomas J. Perna (65)        Trustee since 2006.    Private investor (2004 - 2008 and 2013 -       Director, Broadridge Financial
Chairman of the Board and   Serves until a         present); Chairman (2008 - 2013) and Chief     Solutions, Inc. (investor
Trustee                     successor trustee is   Executive Officer (2008 - 2012), Quadriserv,   communications and securities
                            elected or earlier     Inc. (technology products for securities       processing provider for financial
                            retirement or          lending industry); and Senior Executive Vice   services industry) (2009 -
                            removal.               President, The Bank of New York (financial     present); Director, Quadriserv,
                                                   and securities services) (1986 - 2004)         Inc. (2005 - 2013); and
                                                                                                  Commissioner, New Jersey State
                                                                                                  Civil Service Commission (2011 -
                                                                                                  present)
====================================================================================================================================
David R. Bock (72)          Trustee since 2005.    Managing Partner, Federal City Capital         Director of New York Mortgage
Trustee                     Serves until a         Advisors (corporate advisory services          Trust (publicly-traded mortgage
                            successor trustee is   company) (1997 - 2004 and 2008 - present);     REIT) (2004 - 2009, 2012 -
                            elected or earlier     Interim Chief Executive Officer, Oxford        present); Director of The Swiss
                            retirement or          Analytica, Inc. (privately held research and   Helvetia Fund, Inc. (closed-end
                            removal.               consulting company) (2010); Executive Vice     fund) (2010 - present); Director
                                                   President and Chief Financial Officer,         of Oxford Analytica, Inc. (2008 -
                                                   I-trax, Inc. (publicly traded health care      present); and Director of
                                                   services company) (2004 - 2007); and           Enterprise Community Investment,
                                                   Executive Vice President and Chief Financial   Inc. (privately-held affordable
                                                   Officer, Pedestal Inc. (internet-based         housing finance company) (1985 -
                                                   mortgage trading company) (2000 - 2002);       2010);
                                                   Private Consultant (1995 - 1997); Managing
                                                   Director, Lehman Brothers (1992 - 1995); and
                                                   Executive, The World Bank (1979 - 1992)
====================================================================================================================================
Benjamin M. Friedman (71)   Trustee since 2008.    William Joseph Maier Professor of Political    Trustee, Mellon Institutional
Trustee                     Serves until a         Economy, Harvard University (1972 - present)   Funds Investment Trust and Mellon
                            successor trustee is                                                  Institutional Funds Master
                            elected or earlier                                                    Portfolio (oversaw 17 portfolios
                            retirement or                                                         in fund complex) (1989 - 2008)
                            removal.
====================================================================================================================================

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                            HELD BY TRUSTEE
Margaret B.W. Graham (68)   Trustee since 2000.    Founding Director, Vice President and           None
Trustee                     Serves until a         Corporate Secretary, The Winthrop Group,
                            successor trustee is   Inc. (consulting firm) (1982 - present);
                            elected or earlier     Desautels Faculty of Management, McGill
                            retirement or          University (1999 - present); and Manager of
                            removal.               Research Operations and Organizational
                                                   Learning, Xerox PARC, Xerox's advance
                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (67)    Trustee since 1995.    President and Chief Executive Officer,          Director of New America High
Trustee                     Serves until a         Newbury, Piret & Company, Inc. (investment      Income Fund, Inc. (closed-end
                            successor trustee is   banking firm) (1981 - present)                  investment company) (2004 -
                            elected or earlier                                                     present); and Member, Board of
                            retirement or                                                          Governors, Investment Company
                            removal.                                                               Institute (2000 - 2006)
====================================================================================================================================
Fred J. Ricciardi (68)      Trustee since 2014.    Consultant (investment company services)        None
Trustee                     Serves until a         (2012 - present); Executive Vice President,
                            successor trustee is   BNY Mellon (financial and investment company
                            elected or earlier     services) (1969 - 2012); Director, BNY
                            retirement or          International Financing Corp. (financial
                            removal.               services) (2002 - 2012); and Director,
                                                   Mellon Overseas Investment Corp. (financial
                                                   services) (2009 - 2012)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Kenneth J. Taubes (57)*      Trustee since 2014.    Director and Executive Vice President (since   None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S.
                             successor trustee      (since 2010) of PIM-USA; Executive Vice
                             is elected or          President and Chief Investment Officer, U.S.
                             earlier retirement     of Pioneer (since 2008); Executive Vice
                             or removal.            President of Pioneer Institutional Asset
                                                    Management, Inc. (since 2009); and Portfolio
                                                    Manager of Pioneer (since 1999)
====================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Lorraine H. Monchak (59)**   Advisory Trustee       Chief Investment Officer, 1199 SEIU Funds      Trustee of Pioneer closed-end
Advisory Trustee             since 2014.            (healthcare workers union pension funds)       investment companies (5
                                                    (2001 - present); Vice President -             portfolios) (Sept. 2015-present)
                                                    International Investments Group, American
                                                    International Group, Inc. (insurance company)
                                                    (1993 - 2001); Vice President Corporate
                                                    Finance and Treasury Group, Citibank,
                                                    N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                    President - Asset/Liability Management Group,
                                                    Federal Farm Funding Corporation
                                                    (government-sponsored issuer of debt
                                                    securities) (1988 - 1990); Mortgage
                                                    Strategies Group, Shearson Lehman Hutton,
                                                    Inc. (investment bank) (1987 - 1988); and
                                                    Mortgage Strategies Group, Drexel Burnham
                                                    Lambert, Ltd. (investment bank) (1986 - 1987)
====================================================================================================================================

**  Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM  OF OFFICE AND                                                   OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Lisa M. Jones (53)           Since 2014. Serves     Chair, Director, CEO and President of          Trustee of Pioneer closed-end
President and Chief          at the discretion of   Pioneer Investment Management USA Inc.         investment companies (5
Executive Officer            the Board.             ("PIM-USA") (since September 2014); Chair,     portfolios) (Sept. 2015-present)
                                                    Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September
                                                    2014); Chair, Director and CEO of Pioneer
                                                    Funds Distributor, Inc. (since September
                                                    2014); Chair, Director, CEO and President of
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since September 2014); and Chair, Director,
                                                    President and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan
                                                    Stanley Investment Management (2010 - 2013);
                                                    and Director of Institutional Business, CEO
                                                    of International, Eaton Vance Management
                                                    (2005 - 2010)
====================================================================================================================================
Christopher J. Kelley (51)   Since 2003. Serves     Vice President and Associate General Counsel   None
Secretary and Chief Legal    at the discretion of   of Pioneer since January 2008; Secretary and
Officer                      the Board.             Chief Legal Officer of all of the Pioneer
                                                    Funds since June 2010; Assistant Secretary
                                                    of all of the Pioneer Funds from September
                                                    2003 to May 2010; and Vice President and
                                                    Senior Counsel of Pioneer from July 2002 to
                                                    December 2007
====================================================================================================================================
Carol B. Hannigan (54)       Since 2010. Serves     Fund Governance Director of Pioneer since      None
Assistant Secretary          at the discretion of   December 2006 and Assistant Secretary of all
                             the Board.             the Pioneer Funds since June 2010; Manager -
                                                    Fund Governance of Pioneer from December
                                                    2003 to November 2006; and Senior Paralegal
                                                    of Pioneer from January 2000 to November
                                                    2003
====================================================================================================================================

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Thomas Reyes (53)            Since 2010. Serves     Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary          at the discretion of   Assistant Secretary of all the Pioneer Funds
                             the Board.             since June 2010; and Counsel of Pioneer from
                                                    June 2007 to May 2013
====================================================================================================================================
Mark E. Bradley (56)         Since 2008. Serves     Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief          at the discretion of   Treasurer of all of the Pioneer Funds since
Financial and Accounting     the Board.             March 2008; Deputy Treasurer of Pioneer from
Officer                                             March 2004 to February 2008; and Assistant
                                                    Treasurer of all of the Pioneer Funds from
                                                    March 2004 to February 2008
====================================================================================================================================
Luis I. Presutti (50)        Since 2000. Serves     Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer          at the discretion of   Assistant Treasurer of all of the Pioneer
                             the Board.             Funds
====================================================================================================================================
Gary Sullivan (57)           Since 2002. Serves     Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer          at the discretion of   Pioneer; and Assistant Treasurer of all of
                             the Board.             the Pioneer Funds
====================================================================================================================================
David F. Johnson (36)        Since 2009. Serves     Fund Administration Manager - Fund Treasury    None
Assistant Treasurer          at the discretion of   of Pioneer since November 2008; Assistant
                             the Board.             Treasurer of all of the Pioneer Funds since
                                                    January 2009; and Client Service Manager -
                                                    Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
====================================================================================================================================
Jean M. Bradley (63)         Since 2010. Serves     Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer     at the discretion of   all the Pioneer Funds since March 2010;
                             the Board.             Chief Compliance Officer of Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Pioneer since October 2005;
                                                    and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003
                                                    to October 2005
====================================================================================================================================
Kelly O'Donnell (44)         Since 2006. Serves     Director - Transfer Agency Compliance of       None
Anti-Money Laundering        at the discretion of   Pioneer and Anti-Money Laundering Officer of
Officer                      the Board.             all the Pioneer Funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18662-10-0216

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer Disciplined Value VCT Portfolio - Class II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST


Table of Contents
--------------------------------------------------------------------------------
Pioneer Disciplined Value VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        11

  Notes to Financial Statements                                               15

  Report of Independent Registered Public Accounting Firm                     18

  Approval of Investment Advisory Agreement                                   20

  Trustees, Officers and Service Providers                                    23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/15
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         94.8%
International Common Stocks                                                 4.1%
Depositary Receipts for International Stocks                                1.1%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 30.9%
Health Care                                                                14.0%
Energy                                                                     11.4%
Industrials                                                                10.1%
Information Technology                                                      8.9%
Utilities                                                                   7.6%
Consumer Staples                                                            7.5%
Consumer Discretionary                                                      7.3%
Materials                                                                   2.3%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
1. Johnson & Johnson                                                       5.09%
--------------------------------------------------------------------------------
2. Schlumberger, Ltd.                                                      3.39
--------------------------------------------------------------------------------
3. Ingersoll-Rand Plc                                                      3.38
--------------------------------------------------------------------------------
4. Bank of America Corp.                                                   3.29
--------------------------------------------------------------------------------
5. JPMorgan Chase & Co.                                                    3.28
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/15
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                      12/31/15                 12/31/14
   Class II                                     $11.12                   $14.04


                                  Net
Distributions per Share           Investment     Short-Term        Long-Term
(1/1/15 - 12/31/15)               Income         Capital Gains     Capital Gains
   Class II                       $0.1026        $0.4040           $1.8055

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class II shares of Pioneer Disciplined Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                             Pioneer Disciplined Value           Russell 1000
                             VCT Portfolio Class II              Value Index
12/05                        $ 10,000                            $ 10,000
12/06                        $ 11,714                            $ 12,225
12/07                        $ 12,464                            $ 12,203
12/08                        $  8,408                            $  7,707
12/09                        $  9,731                            $  9,224
12/10                        $ 10,631                            $ 10,654
12/11                        $ 10,242                            $ 10,696
12/12                        $ 11,327                            $ 12,569
12/13                        $ 14,566                            $ 16,657
12/14                        $ 15,965                            $ 18,898
12/15                        $ 15,094                            $ 18,174

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. Value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2015)

--------------------------------------------------------------------------------
                                                                  Russell 1000
                                            Class II               Value Index
--------------------------------------------------------------------------------
10 Years                                       4.20%                     6.16%
5 Years                                        7.26%                    11.27%
1 Year                                        -5.46%                    -3.83%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value VCT Portfolio

Based on actual returns from July 1, 2015 through December 31, 2015.

Share Class                                                                II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                                      $1,000.00
Ending Account Value on 12/31/15                                       $  956.98
Expenses Paid During Period*                                           $    4.93

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2015 through December 31, 2015.

Share Class                                                                II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                                      $1,000.00
Ending Account Value on 12/31/15                                       $1,020.16
Expenses Paid During Period*                                           $    5.09

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, portfolio managers John Peckham, CFA, Ashesh (Ace) Savla, and Craig Sterling discuss the market environment for stocks and the performance of Pioneer Disciplined Value VCT Portfolio during the 12-month period ended December 31, 2015. Mr. Peckham, a senior vice president and a portfolio manager at Pioneer, Mr. Savla, a vice president and Team Leader of U.S. Equity Quantitative Research at Pioneer, and Mr. Sterling, a senior vice president, a portfolio manager, and Head of Equity Research, U.S., at Pioneer*, are responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2015?

A: Pioneer Disciplined Value VCT Portfolio's Class II shares returned -5.46% at net asset value during the 12-month period ended December 31, 2015, while the Portfolio's benchmark, the Russell 1000 Value Index, returned -3.83%. During the same period, the average return of the 120 variable portfolios in Lipper's Large Cap Value Underlying Funds category was -4.08%.

Q: How would you describe the investment environment for equities during the 12-month period ended December 31, 2015?

A: The domestic stock market ebbed and flowed during the 12-month period. Over the first half of the year, U.S. stocks, as measured by the Standard & Poor's 500 Index (the S&P 500), returned 1.23%. While that number was positive, it somewhat masked the underlying concerns that affected market activity, including a sharp drop in oil prices, which began plummeting around the middle of 2014 and never really stopped, save for a brief rally in the early part of 2015. Moreover, daily stories of geopolitical issues ranging from the Middle East and Africa to the Ukraine reminded investors of the ever-present risks arising from international tension and instability. Greece and its financial woes also kept the markets on edge about the long-term prospects for the euro zone, and the faltering economies of Brazil, Venezuela, and Argentina affected market sentiment about the emerging markets.

     In the second half of the year, market volatility increased significantly. The volatility was driven mainly by investors' concerns about slowing economic growth in China and the potential effects that would have on the global economy, the impact of falling commodity prices (oil resumed its downward spiral beginning around mid-June), and uncertainty surrounding the timing of a potential interest-rate hike by the U.S. Federal Reserve (the
     Fed). In August, more volatility arrived when the Chinese government devalued the nation's currency, the yuan, which raised the possibility of further global currency devaluations.

     Over the full 12-month period, the S&P 500 returned 1.39%. In December, however, the S&P 500 turned negative (-1.58%), a reflection of the increased market volatility over the final months of the year.

     Growth stocks significantly outperformed value stocks over the 12-month period, as investors gravitated toward stocks of companies that appeared able to achieve higher earnings in an economy expanding at only a moderate pace. For the 12-month period, the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), returned -3.83%, while the Russell 1000 Growth Index returned 5.67%.

     As noted earlier, throughout the period there was a market expectation, finally fulfilled in December, that the Fed would raise short-term interest rates, and a resulting cautiousness towards stocks in sectors and industries felt to be vulnerable to higher rates, including utilities, real estate investment trusts (REITs), and industrials, among others. The strong U.S. dollar - strong to a

* Note: Craig Sterling was named a portfolio manager of the Portfolio effective May 29, 2015.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

     degree because of the belief that rates were going higher - hampered business for many exporting companies, particularly machinery manufacturers and consumer-products makers.

Q: What were the main reasons for the Portfolio's underperformance of the Russell Index during the 12-month period ended December 31, 2015?

A: The Portfolio's underperformance of its benchmark during the period was due mainly to stock selection results, particularly in the consumer discretionary sector, although results in the industrials, financials, utilities, and materials sectors also detracted from relative returns.

     In the industrials sector, an underweight position in strong-performing General Electric (GE) hurt benchmark-relative returns, as the Russell Index's average weight in GE during the period was roughly double that of the Portfolio. Also, the Portfolio's position in American Airlines Group hurt relative performance; airline stocks in general have underperformed of late as investors have become concerned over unit revenue growth as well as the possibility that the industry will add capacity beyond what was previously anticipated.

     In consumer discretionary, the positions that hurt the Portfolio's relative performance the most were Bed, Bath & Beyond and Whirlpool. Bed, Bath & Beyond struggled due to increased competition from online retailers, while exposure to the troubled Brazilian economy hurt Whirlpool's performance. In financials, the Portfolio's relative returns were dragged down primarily by insurance names, particularly Lincoln National, which has recently come under regulatory pressure. Holdings in diversified financials were another area of the Portfolio that underperformed during the period, as shares of both Morgan Stanley and asset manager Invesco declined, victims of difficult capital market (Morgan Stanley) and investment (Invesco) environments.

Q: Which investment decisions or individual positions aided the Portfolio's benchmark-relative returns during the 12-month period ended December 31, 2015?

A: Asset allocation decisions aided relative performance during the period, with the Portfolio's overweight to health care and underweight to energy contributing the most to relative returns. As for stock selection, benchmark-relative results were the best, by far, in consumer staples and health care, while stock selection in energy also helped.

     With regard to individual positions, in consumer staples, the Portfolio's shares of Tyson Foods and Molson Coors Brewing were strong contributors to relative performance. Tyson, long known as a "chicken" company, has now developed a solid portfolio of branded products, particularly in the aftermath of its successfully integrated acquisition of Hillshire Brands. Molson Coors continued to benefit from ongoing consolidation in the beer/brewing industry. In health care, a position in large insurer Aetna was the top-performing holding in the entire portfolio during the period. Aetna's proposed acquisition of rival Humana has come under government scrutiny, but the company still performed very well during the period, the result of continued membership growth and very good cost-management. Also in health care, the Portfolio's position in pharmaceutical firm Mylan contributed to relative performance when the company received a takeover offer from Teva Pharmaceuticals. Finally, in energy, while most companies in the sector struggled during the period, some larger, higher-quality names, such as Valero Energy, a refiner that benefits from falling energy prices, held in well and aided the Portfolio's relative returns.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15                             (continued)
--------------------------------------------------------------------------------

A Word About Risk:

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Q: Could you discuss some of the changes you made to the Portfolio during the 12-month period ended December 31, 2015?

A: The main themes during the period were an increase in the Portfolio's weighting in health care, and decreased exposure to information technology, which we reduced to an underweight by period end.

     In health care, we believe valuations are reasonable and see solid revenue growth for many companies in the sector. We also believe the current, somewhat negative political climate affecting the pharmaceutical industry and other areas of the sector will eventually pass. With regard to information technology, the PC (personal computer) market, under assault from the popularity of various handheld and other mobile devices, has not recovered, and the secular decline of the "old" information technology industry has made the sector a tough place for value investors.

     One of the names we added in health care during the period was Cardinal Health, which specializes in the distribution of pharmaceuticals and medical products. Other additions to the Portfolio during the period included military contractor Raytheon (industrials) - the company stands to benefit from increased Federal defense spending; the aforementioned Valero Energy (energy); Bank of America and JPMorgan Chase (financials); retailer Whole Foods (consumer staples); eBay and Taiwan Semiconductor (information technology); LyondellBasell Industries (materials); and media company Time Warner (consumer discretionary).

     Sales from the Portfolio during the period included shares of Mylan, in health care, and Skyworks Solutions, Western Digital, and Avago, in information technology - in each case, our investment thesis had run its course and the stocks had reached full valuation. We also sold CBS (consumer discretionary), International Paper (materials), and Eaton (industrials).

Q: Did the Portfolio invest in any derivatives during the 12-month period ended December 31, 2015?

A:   No. The Portfolio held no derivatives during the period.

Q:   What is your outlook for 2016?

A: As we enter the new calendar year, there is much weighing on the stock market. Among the issues at the forefront include: a commodity and industrial recession that shows no signs of abating; a slowing global economy with diverging central-bank policies; geopolitical unrest; uncertainty created by the 2016 U.S. Presidential election and the political rhetoric, particularly about drug pricing and the future of the Affordable Care Act, emanating from some of the candidates; very high correlations in the stock market and a narrowing list of outperforming stocks that drive the market indices higher; and massive secular changes in many sectors as the impacts of technology and disruptions of business models become more pervasive. The commodity and industrial recession arrived in the aftermath of a 10-year boom, led by China,

Pioneer Disciplined Value VCT Portfolio PIONEER         VARIABLE CONTRACTS TRUST

     which is still in the early stages of a seemingly much-needed correction of excess in both production and supply. A headline example of massive secular change is the impact that Amazon is having on retailing as well as on technology, both hardware and software.

     However, we believe there are many reasons to be constructive. For example, job and wage growth continue to bolster the U.S. economy; given that consumer-related spending constitutes about 85% of gross domestic product, those developments represent a very positive underpinning for the stock market. There are also positive economic and business effects resulting from the decline in energy prices. Among other positive factors are record levels of merger-and-acquisition activity; a technology revolution in many areas of the economy that is creating increasingly clear winners; strong innovation in health care, in terms of both science and efficiency in the delivery of care; a banking system populated with institutions that are much better capitalized than prior to the credit crisis; and acknowledgement from the Fed that unprecedented and very accommodative monetary policy, marked by virtually zero interest rates for several years, is no longer necessary.

     Large-cap value stocks are historically cheap right now, as the market is pricing in sustained cyclical troughs for the financials, energy, and industrials sectors, while an increasingly narrow slice of the stock market, led by shares of Amazon, Facebook, and Netflix, continues to outperform. We believe that there are compelling valuation opportunities within each sector that should come to fruition if conditions normalize. With that said, the Portfolio's three biggest overweights as of period-end are in health care, consumer staples, and utilities. We believe that health care companies will continue to be rewarded for innovation as well as improved access and efficiency, and that political rhetoric from the Presidential campaign will not meaningfully affect the sector's growth and profitability. With regard to consumer staples and utilities, we believe shares of companies in those sectors will provide stability in an uncertain economic environment. As of December 31, 2015, the Portfolio's biggest sector allocation continues to be in financials, as the sector represents nearly a 30% weight in the Russell 1000 Value Index. In financials, we believe that the U.S. banking system is well capitalized and will continue to benefit from an improving U.S economy, and that current valuations in the sector are compelling.

Please refer to the Schedule of Investments on pages 8 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15
--------------------------------------------------------------------------------

Shares                                                                     Value
             COMMON STOCKS - 96.8%
             Energy - 11.1%
             Oil & Gas Equipment &
             Services - 5.2%
   122,703   Halliburton Co.                                        $  4,176,810
   101,241   Schlumberger, Ltd.                                        7,061,560
                                                                    ------------
                                                                    $ 11,238,370
                                                                    ------------
             Integrated Oil & Gas - 0.8%
    24,354   Occidental Petroleum Corp.                             $  1,646,574
                                                                    ------------
             Oil & Gas Exploration &
             Production - 2.0%
   129,487   Newfield Exploration Co.*                              $  4,216,097
                                                                    ------------
             Oil & Gas Refining &
             Marketing - 3.1%
    94,762   Valero Energy Corp.                                    $  6,700,621
                                                                    ------------
             Total Energy                                           $ 23,801,662
                                                                    ------------
             Materials - 1.9%
             Commodity Chemicals - 1.9%
    45,960   LyondellBasell Industries NV                           $  3,993,924
                                                                    ------------
             Total Materials                                        $  3,993,924
                                                                    ------------
             Capital Goods - 8.4%
             Aerospace & Defense - 4.5%
    43,824   Honeywell International, Inc.                          $  4,538,852
    42,335   Raytheon Co.                                              5,271,978
                                                                    ------------
                                                                    $  9,810,830
                                                                    ------------
             Construction & Farm
             Machinery & Heavy
             Trucks - 0.6%
    14,167   Cummins, Inc.                                          $  1,246,838
                                                                    ------------
             Industrial Machinery - 3.3%
   127,283   Ingersoll-Rand Plc                                     $  7,037,477
                                                                    ------------
             Total Capital Goods                                    $ 18,095,145
                                                                    ------------
             Transportation - 1.5%
             Airlines - 1.5%
    74,456   American Airlines Group, Inc.                          $  3,153,212
                                                                    ------------
             Total Transportation                                   $  3,153,212
                                                                    ------------
             Consumer Durables &
             Apparel - 2.4%
             Homebuilding - 0.6%
    35,513   Toll Brothers, Inc.*                                   $  1,182,583
                                                                    ------------
             Household Appliances - 1.8%
    26,617   Whirlpool Corp.                                        $  3,909,239
                                                                    ------------
             Total Consumer Durables
             & Apparel                                              $  5,091,822
                                                                    ------------
             Media - 2.8%
             Movies & Entertainment - 2.8%
    94,456   Time Warner, Inc.                                      $  6,108,470
                                                                    ------------
             Total Media                                            $  6,108,470
                                                                    ------------
             Retailing - 1.9%
             General Merchandise
             Stores - 0.5%
    14,044   Dollar General Corp.*                                  $  1,009,342
                                                                    ------------
             Homefurnishing Retail - 1.4%
    62,469   Bed Bath & Beyond, Inc.*                               $  3,014,129
                                                                    ------------
             Total Retailing                                        $  4,023,471
                                                                    ------------
             Food & Staples Retailing - 0.5%
             Food Retail - 0.5%
    30,058   Whole Foods Market, Inc.                               $  1,006,943
                                                                    ------------
             Total Food & Staples Retailing                         $  1,006,943
                                                                    ------------
             Food, Beverage &
             Tobacco - 6.9%
             Brewers - 2.8%
    63,808   Molson Coors Brewing Co. (Class B)                     $  5,992,847
                                                                    ------------
             Packaged Foods &
             Meats - 2.5%
   101,464   Tyson Foods, Inc.                                      $  5,411,075
                                                                    ------------
             Tobacco - 1.6%
    72,520   Reynolds American, Inc.                                $  3,346,798
                                                                    ------------
             Total Food, Beverage
             & Tobacco                                              $ 14,750,720
                                                                    ------------
             Health Care Equipment &
             Services - 7.3%
             Health Care Distributors - 2.6%
    63,793   Cardinal Health, Inc.                                  $  5,694,801
                                                                    ------------
             Health Care Services - 1.0%
    24,340   Express Scripts Holding Co.*                           $  2,127,559
                                                                    ------------
             Managed Health Care - 3.7%
    40,283   Aetna, Inc.                                            $  4,355,398
    19,663   Humana, Inc.                                              3,510,042
                                                                    ------------
                                                                    $  7,865,440
                                                                    ------------
             Total Health Care Equipment
             & Services                                             $ 15,687,800
                                                                    ------------
             Pharmaceuticals,
             Biotechnology & Life
             Sciences - 6.3%
             Pharmaceuticals - 6.3%
   103,340   Johnson & Johnson                                      $ 10,615,083
    56,686   Merck & Co., Inc.                                         2,994,155
                                                                    ------------
                                                                    $ 13,609,238
                                                                    ------------
             Total Pharmaceuticals,
             Biotechnology &
             Life Sciences                                          $ 13,609,238
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
             Banks - 18.4%
             Diversified Banks - 11.7%
   407,718   Bank of America Corp.                                  $  6,861,894
   103,500   JPMorgan Chase & Co.                                      6,834,105
   112,742   US Bancorp                                                4,810,701
   122,786   Wells Fargo & Co.                                         6,674,647
                                                                    ------------
                                                                    $ 25,181,347
                                                                    ------------
             Regional Banks - 6.7%
   156,651   Citizens Financial Group, Inc.                         $  4,102,690
    81,328   SunTrust Banks, Inc.                                      3,484,092
    71,686   The PNC Financial Services Group, Inc.                    6,832,393
                                                                    ------------
                                                                    $ 14,419,175
                                                                    ------------
             Total Banks                                            $ 39,600,522
                                                                    ------------
             Diversified Financials - 6.8%
             Specialized Finance - 1.9%
    72,043   Nasdaq, Inc.                                           $  4,190,741
                                                                    ------------
             Consumer Finance - 1.7%
   118,563   Synchrony Financial                                    $  3,605,501
                                                                    ------------
             Asset Management &
             Custody Banks - 1.3%
    84,229   Invesco, Ltd.                                          $  2,819,987
                                                                    ------------
             Investment Banking &
             Brokerage - 1.9%
   129,911   Morgan Stanley Co.                                     $  4,132,469
                                                                    ------------
             Total Diversified Financials                           $ 14,748,698
                                                                    ------------
             Insurance - 4.7%
             Life & Health Insurance - 1.8%
    77,138   Lincoln National Corp.                                 $  3,876,956
                                                                    ------------
             Multi-line Insurance - 2.2%
   107,104   The Hartford Financial Services
             Group, Inc.                                            $  4,654,740
                                                                    ------------
             Property & Casualty
             Insurance - 0.7%
    40,045   XL Group Plc                                           $  1,568,963
                                                                    ------------
             Total Insurance                                        $ 10,100,659
                                                                    ------------
             Software & Services - 3.9%
             Internet Software &
             Services - 1.6%
   124,117   eBay, Inc.*                                            $  3,410,735
                                                                    ------------
             Data Processing &
             Outsourced Services - 0.3%
    17,885   PayPal Holdings, Inc.                                  $    647,437
                                                                    ------------
             Systems Software - 2.0%
   121,383   Oracle Corp.                                           $  4,434,121
                                                                    ------------
             Total Software & Services                              $  8,492,293
                                                                    ------------
             Technology Hardware &
             Equipment - 2.0%
             Communications
             Equipment - 2.0%
   162,763   Cisco Systems, Inc.                                    $  4,419,829
                                                                    ------------
             Total Technology Hardware
             & Equipment                                            $  4,419,829
                                                                    ------------
             Semiconductors &
             Semiconductor
             Equipment - 2.7%
             Semiconductors - 2.7%
    29,855   Analog Devices, Inc.                                   $  1,651,579
   138,577   Micron Technology, Inc.*                                  1,962,250
    97,148   Taiwan Semiconductor Manufacturing
             Co., Ltd. (A.D.R.)                                        2,210,117
                                                                    ------------
                                                                    $  5,823,946
                                                                    ------------
             Total Semiconductors &
             Semiconductor Equipment                                $  5,823,946
                                                                    ------------
             Utilities - 7.4%
             Electric Utilities - 4.5%
    84,798   American Electric Power Co., Inc.                      $  4,941,179
   167,000   Exelon Corp.                                              4,637,590
                                                                    ------------
                                                                    $  9,578,769
                                                                    ------------
             Multi-Utilities - 2.9%
   162,825   Public Service Enterprise Group, Inc.                  $  6,299,699
                                                                    ------------
             Total Utilities                                        $ 15,878,468
                                                                    ------------
             TOTAL COMMON STOCKS
             (Cost $206,060,170)                                    $208,386,822
                                                                    ------------
             TOTAL INVESTMENT IN
             SECURITIES - 96.8%
             (Cost $206,060,170) (a)                                $208,386,822
                                                                    ------------
             OTHER ASSETS &
             LIABILITIES - 3.2%                                     $  6,814,602
                                                                    ------------
             TOTAL NET ASSETS - 100.0%                              $215,201,424
                                                                    ============

*           Non-income producing security.

(A.D.R.)    American Depositary Receipts.

(a) At December 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $206,749,415 was as follows:

              Aggregate gross unrealized appreciation for all
              investments in which there is an excess of value
              over tax cost                                         $ 11,026,519

              Aggregate gross unrealized depreciation for all
              investments in which there is an excess of tax cost
              over value                                              (9,389,112)
                                                                    ------------
              Net unrealized appreciation                           $  1,637,407
                                                                    ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2015, aggregated to $267,735,241 and $277,507,540, respectively.

      The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Portfolio's investments:

                          Level 1        Level 2       Level 3          Total
Common Stocks          $208,386,822      $     --      $     --     $208,386,822
                       ------------      --------      --------     ------------
  Total                $208,386,822      $     --      $     --     $208,386,822
                       ============      ========      ========     ============

During the year ended December 31, 2015 there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended     Year Ended   Year Ended   Year Ended   Year Ended
                                                             12/31/15       12/31/14     12/31/13     12/31/12     12/31/11
Class II
Net asset value, beginning of period                         $  14.04       $  14.29     $  11.79     $  10.77     $  11.26
                                                             --------       --------     --------     --------     --------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.14(a)    $   0.12     $   0.16     $   0.17     $   0.12
   Net realized and unrealized gain (loss) on investments       (0.75)          1.19         3.09         0.96        (0.53)
                                                             --------       --------     --------     --------     --------
     Net increase (decrease) from investment operations      $  (0.61)      $   1.31     $   3.25     $   1.13     $  (0.41)
                                                             --------       --------     --------     --------     --------
Distribution to shareowners:
   Net investment income                                     $  (0.10)      $  (0.16)    $  (0.20)    $  (0.11)    $  (0.08)
   Net realized gain                                            (2.21)         (1.40)       (0.55)          --           --
                                                             --------       --------     --------     --------     --------
Total distributions                                          $  (2.31)      $  (1.56)    $  (0.75)    $  (0.11)    $  (0.08)
                                                             --------       --------     --------     --------     --------
Net increase (decrease) in net asset value                   $  (2.92)      $  (0.25)    $   2.50     $   1.02     $  (0.49)
                                                             --------       --------     --------     --------     --------
Net asset value, end of period                               $  11.12       $  14.04     $  14.29     $  11.79     $  10.77
                                                             ========       ========     ========     ========     ========
Total return*                                                   (5.46)%         9.61%       28.59%       10.60%       (3.66)%
Ratio of net expenses to average net assets (b)                  1.00%          1.00%        1.00%        1.00%        1.00%
Ratio of net investment income (loss) to average net assets      1.16%          0.80%        1.12%        1.78%        1.48%
Portfolio turnover rate                                           120%           105%          97%          74%          18%
Net assets, end of period (in thousands)                     $215,201       $235,853     $247,243     $208,122     $155,712
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for
   fees paid indirectly:
   Total expenses to average net assets (b)                      1.02%          1.01%        1.02%        1.03%        1.04%
   Net investment income (loss) to average net assets            1.14%          0.78%        1.11%        1.74%        1.44%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00%, and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/15
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $206,060,170)                      $208,386,822
  Cash                                                                 6,660,956
  Receivables --
    Portfolio shares sold                                                      1
    Dividends                                                            227,684
  Due from Pioneer Investment Management, Inc.                             3,886
  Prepaid expenses                                                             2
                                                                    ------------
        Total assets                                                $215,279,351
                                                                    ------------
LIABILITIES:
  Payables --
    Portfolio shares repurchased                                    $     24,159
    Trustee fees                                                               4
  Due to affiliates                                                       14,788
  Accrued expenses                                                        38,976
                                                                    ------------
        Total liabilities                                           $     77,927
                                                                    ------------
NET ASSETS:
  Paid-in capital                                                   $201,754,724
  Undistributed net investment income                                  2,513,766
  Accumulated net realized gain on investments                         8,606,282
  Net unrealized appreciation on investments                           2,326,652
                                                                    ------------
        Total net assets                                            $215,201,424
                                                                    ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class II (based on $215,201,424/19,360,882 shares)                $      11.12
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $39,465)                  $4,928,318
  Interest                                                                   1,168
                                                                        ----------
     Total investment income                                                        $   4,929,486
                                                                                    -------------
EXPENSES:
  Management fees                                                       $1,598,256
  Transfer agent fees                                                        1,275
  Distribution fees                                                        570,806
  Administrative expense                                                    72,140
  Custodian fees                                                            10,654
  Professional fees                                                         42,242
  Printing expense                                                          10,869
  Fees and expenses of nonaffiliated Trustees                                7,952
  Miscellaneous                                                              6,096
                                                                        ----------
     Total expenses                                                                 $   2,320,290
     Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                              (37,067)
                                                                                    -------------
     Net expenses                                                                   $   2,283,223
                                                                                    -------------
         Net investment income                                                      $   2,646,263
                                                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                                  $   8,501,363
                                                                                    -------------
  Change in net unrealized appreciation (depreciation) on investments               $ (23,895,025)
                                                                                    -------------
  Net realized and unrealized gain (loss) on investments                            $ (15,393,662)
                                                                                    -------------
  Net decrease in net assets resulting from operations                              $ (12,747,399)
                                                                                    =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            Year Ended      Year Ended
                                                                                             12/31/15        12/31/14
FROM OPERATIONS:
Net investment income (loss)                                                              $   2,646,263   $   1,883,472
Net realized gain (loss) on investments                                                       8,501,363      36,524,962
Change in net unrealized appreciation (depreciation) on investments                         (23,895,025)    (17,070,801)
                                                                                          -------------   -------------
   Net increase (decrease) in net assets resulting from operations                        $ (12,747,399)  $  21,337,633
                                                                                          -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class II ($0.10 and $0.16 per share, respectively)                                     $  (1,700,013)  $  (2,560,911)
Net realized gain:
   Class II ($2.21 and $1.40 per share, respectively)                                       (36,609,939)    (22,258,522)
                                                                                          -------------   -------------
       Total distributions to shareowners                                                 $ (38,309,952)  $ (24,819,433)
                                                                                          -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                          $   7,884,042   $   1,495,956
Reinvestment of distributions                                                                38,309,952      24,819,433
Cost of shares repurchased                                                                  (15,788,152)    (34,223,168)
                                                                                          -------------   -------------
       Net increase (decrease) in net assets resulting from Portfolio share transactions  $  30,405,842   $  (7,907,779)
                                                                                          -------------   -------------
       Net decrease in net assets                                                         $ (20,651,509)  $ (11,389,579)
NET ASSETS:
Beginning of year                                                                         $ 235,852,933   $ 247,242,512
                                                                                          -------------   -------------
End of year                                                                               $ 215,201,424   $ 235,852,933
                                                                                          =============   =============
Undistributed net investment income                                                       $   2,513,766   $   1,784,055
                                                                                          =============   =============

                                                        Year Ended        Year Ended       Year Ended       Year Ended
                                                         12/31/15          12/31/15         12/31/14         12/31/14
                                                          Shares            Amount           Shares           Amount
CLASS II
Shares sold                                               642,617       $  7,884,042         105,806       $  1,495,956
Reinvestment of distributions                           3,208,539         38,309,952       1,833,045         24,819,433
Less shares repurchased                                (1,286,446)       (15,788,152)     (2,440,047)       (34,223,168)
                                                       ----------       ------------      ----------       ------------
   Net increase (decrease)                              2,564,710       $ 30,405,842        (501,196)      $ (7,907,779)
                                                       ==========       ============      ==========       ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Disciplined Value VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

The Portfolio offers one class of shares designated as Class II shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2015, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2015, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2015, the Portfolio reclassified $216,539 to decrease undistributed net investment income and $216,539 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2015 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2015, were as follows:

--------------------------------------------------------------------------------
                                                     2015                2014
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                 $ 8,394,023          $ 9,216,109
Long-term capital gain                           29,915,929           15,603,324
                                                -----------          -----------
  Total distributions                           $38,309,952          $24,819,433
                                                ===========          ===========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                   $ 2,513,766
Undistributed long-term
 capital gain                                     9,295,527
Net unrealized appreciation                       1,637,407
                                                -----------
 Total                                          $13,446,700
                                                ===========

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.   Risks

     Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Portfolio at a later date, and at a specific price, which is typically higher than the purchase price paid by the Portfolio. The securities purchased serve as the Portfolio's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

     Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Portfolio is entitled to sell the securities, but the Portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss to the Portfolio. Additionally, if the counterparty becomes insolvent, there is some risk that the Portfolio will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended December 31, 2015, the Portfolio had no open repurchase agreements.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

Through May 1, 2017, PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. Fees waived and expenses reimbursed during the year ended December 31, 2015, are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,806 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2015.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Portfolio at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Portfolio at negotiated rates.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,982 in distribution fees payable to PFD at December 31, 2015.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Disciplined Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Disciplined Value VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Disciplined Value VCT Portfolio as of December 31, 2015, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2016

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The percentage of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified short-term gains was 72.7%.

PIM, the Portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Portfolio's current investment advisory agreement with PIM to terminate. Accordingly, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Disciplined Value VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2015 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2015, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They discussed the Portfolio's performance with PIM on a more frequent basis in light of the Portfolio's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Portfolio's relative performance and the steps taken by PIM to address the Portfolio's performance, including reducing certain sector exposures. It also was noted that Craig Sterling, a Senior Vice President and Head of Equity Research, U.S., became a portfolio manager of the Fund in May, 2015. The Trustees' reviews and discussions, including the steps taken by PIM to address the Portfolio's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's management fee was approximately 4.5 basis points higher than the median management fee paid by other funds in its Morningstar peer group. The Trustees noted that Pioneer was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Portfolio. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the fourth quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the Portfolio's relatively small asset size compared to most of the other funds in its category and peer group, and considered the impact of the Portfolio's non-management fee expenses on the Portfolio's expense ratio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its category and peer group, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Pioneer Disciplined Value VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Disciplined Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment Portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM  OF OFFICE AND                                                   OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICES     PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Thomas J. Perna (65)        Trustee since 2006.    Private investor (2004 - 2008 and 2013 -       Director, Broadridge Financial
Chairman of the Board and   Serves until a         present); Chairman (2008 - 2013) and Chief     Solutions, Inc. (investor
Trustee                     successor trustee is   Executive Officer (2008 - 2012), Quadriserv,   communications and securities
                            elected or earlier     Inc. (technology products for securities       processing provider for financial
                            retirement or          lending industry); and Senior Executive Vice   services industry) (2009 -
                            removal.               President, The Bank of New York (financial     present); Director, Quadriserv,
                                                   and securities services) (1986 - 2004)         Inc. (2005 - 2013); and
                                                                                                  Commissioner, New Jersey State
                                                                                                  Civil Service Commission (2011 -
                                                                                                  present)
====================================================================================================================================
David R. Bock (72)          Trustee since 2005.    Managing Partner, Federal City Capital         Director of New York Mortgage
Trustee                     Serves until a         Advisors (corporate advisory services          Trust (publicly-traded mortgage
                            successor trustee is   company) (1997 - 2004 and 2008 - present);     REIT) (2004 - 2009, 2012 -
                            elected or earlier     Interim Chief Executive Officer, Oxford        present); Director of The Swiss
                            retirement or          Analytica, Inc. (privately held research and   Helvetia Fund, Inc. (closed-end
                            removal.               consulting company) (2010); Executive Vice     fund) (2010 - present); Director
                                                   President and Chief Financial Officer,         of Oxford Analytica, Inc. (2008 -
                                                   I-trax, Inc. (publicly traded health care      present); and Director of
                                                   services company) (2004 - 2007); and           Enterprise Community Investment,
                                                   Executive Vice President and Chief Financial   Inc. (privately-held affordable
                                                   Officer, Pedestal Inc. (internet-based         housing finance company) (1985 -
                                                   mortgage trading company) (2000 - 2002);       2010);
                                                   Private Consultant (1995 - 1997); Managing
                                                   Director, Lehman Brothers (1992 - 1995); and
                                                   Executive, The World Bank (1979 - 1992)
====================================================================================================================================
Benjamin M. Friedman (71)   Trustee since 2008.    William Joseph Maier Professor of Political    Trustee, Mellon Institutional
Trustee                     Serves until a         Economy, Harvard University (1972 - present)   Funds Investment Trust and Mellon
                            successor trustee is                                                  Institutional Funds Master
                            elected or earlier                                                    Portfolio (oversaw 17 portfolios
                            retirement or                                                         in fund complex) (1989 - 2008)
                            removal.
====================================================================================================================================

Pioneer Disciplined Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICES     PRINCIPAL OCCUPATION                            HELD BY TRUSTEE
Margaret B.W. Graham (68)   Trustee since 2000.    Founding Director, Vice President and           None
Trustee                     Serves until a         Corporate Secretary, The Winthrop Group,
                            successor trustee is   Inc. (consulting firm) (1982 - present);
                            elected or earlier     Desautels Faculty of Management, McGill
                            retirement or          University (1999 - present); and Manager of
                            removal.               Research Operations and Organizational
                                                   Learning, Xerox PARC, Xerox's advance
                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (67)    Trustee since 1995.    President and Chief Executive Officer,          Director of New America High
Trustee                     Serves until a         Newbury, Piret & Company, Inc. (investment      Income Fund, Inc. (closed-end
                            successor trustee is   banking firm) (1981 - present)                  investment company) (2004 -
                            elected or earlier                                                     present); and Member, Board of
                            retirement or                                                          Governors, Investment Company
                            removal.                                                               Institute (2000 - 2006)
====================================================================================================================================
Fred J. Ricciardi (68)      Trustee since 2014.    Consultant (investment company services)        None
Trustee                     Serves until a         (2012 - present); Executive Vice President,
                            successor trustee is   BNY Mellon (financial and investment company
                            elected or earlier     services) (1969 - 2012); Director, BNY
                            retirement or          International Financing Corp. (financial
                            removal.               services) (2002 - 2012); and Director,
                                                   Mellon Overseas Investment Corp. (financial
                                                   services) (2009 - 2012)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Kenneth J. Taubes (57)*      Trustee since 2014.    Director and Executive Vice President (since   None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S.
                             successor trustee      (since 2010) of PIM-USA; Executive Vice
                             is elected or          President and Chief Investment Officer, U.S.
                             earlier retirement     of Pioneer (since 2008); Executive Vice
                             or removal.            President of Pioneer Institutional Asset
                                                    Management, Inc. (since 2009); and Portfolio
                                                    Manager of Pioneer (since 1999)
====================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Disciplined Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Lorraine H. Monchak (59)**   Advisory Trustee       Chief Investment Officer, 1199 SEIU Funds      Trustee of Pioneer closed-end
Advisory Trustee             since 2014.            (healthcare workers union pension funds)       investment companies (5
                                                    (2001 - present); Vice President -             portfolios) (Sept. 2015-present)
                                                    International Investments Group, American
                                                    International Group, Inc. (insurance company)
                                                    (1993 - 2001); Vice President Corporate
                                                    Finance and Treasury Group, Citibank,
                                                    N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                    President - Asset/Liability Management Group,
                                                    Federal Farm Funding Corporation
                                                    (government-sponsored issuer of debt
                                                    securities) (1988 - 1990); Mortgage
                                                    Strategies Group, Shearson Lehman Hutton,
                                                    Inc. (investment bank) (1987 - 1988); and
                                                    Mortgage Strategies Group, Drexel Burnham
                                                    Lambert, Ltd. (investment bank) (1986 - 1987)
====================================================================================================================================

**  Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM  OF OFFICE AND                                                   OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Lisa M. Jones (53)           Since 2014. Serves     Chair, Director, CEO and President of          Trustee of Pioneer closed-end
President and Chief          at the discretion of   Pioneer Investment Management USA Inc.         investment companies (5
Executive Officer            the Board.             ("PIM-USA") (since September 2014); Chair,     portfolios) (Sept. 2015-present)
                                                    Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September
                                                    2014); Chair, Director and CEO of Pioneer
                                                    Funds Distributor, Inc. (since September
                                                    2014); Chair, Director, CEO and President of
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since September 2014); and Chair, Director,
                                                    President and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan
                                                    Stanley Investment Management (2010 - 2013);
                                                    and Director of Institutional Business, CEO
                                                    of International, Eaton Vance Management
                                                    (2005 - 2010)
====================================================================================================================================
Christopher J. Kelley (51)   Since 2003. Serves     Vice President and Associate General Counsel   None
Secretary and Chief Legal    at the discretion of   of Pioneer since January 2008; Secretary and
Officer                      the Board.             Chief Legal Officer of all of the Pioneer
                                                    Funds since June 2010; Assistant Secretary
                                                    of all of the Pioneer Funds from September
                                                    2003 to May 2010; and Vice President and
                                                    Senior Counsel of Pioneer from July 2002 to
                                                    December 2007
====================================================================================================================================
Carol B. Hannigan (54)       Since 2010. Serves     Fund Governance Director of Pioneer since      None
Assistant Secretary          at the discretion of   December 2006 and Assistant Secretary of all
                             the Board.             the Pioneer Funds since June 2010; Manager -
                                                    Fund Governance of Pioneer from December
                                                    2003 to November 2006; and Senior Paralegal
                                                    of Pioneer from January 2000 to November
                                                    2003
====================================================================================================================================

Pioneer Disciplined Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Thomas Reyes (53)            Since 2010. Serves     Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary          at the discretion of   Assistant Secretary of all the Pioneer Funds
                             the Board.             since June 2010; and Counsel of Pioneer from
                                                    June 2007 to May 2013
====================================================================================================================================
Mark E. Bradley (56)         Since 2008. Serves     Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief          at the discretion of   Treasurer of all of the Pioneer Funds since
Financial and Accounting     the Board.             March 2008; Deputy Treasurer of Pioneer from
Officer                                             March 2004 to February 2008; and Assistant
                                                    Treasurer of all of the Pioneer Funds from
                                                    March 2004 to February 2008
====================================================================================================================================
Luis I. Presutti (50)        Since 2000. Serves     Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer          at the discretion of   Assistant Treasurer of all of the Pioneer
                             the Board.             Funds
====================================================================================================================================
Gary Sullivan (57)           Since 2002. Serves     Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer          at the discretion of   Pioneer; and Assistant Treasurer of all of
                             the Board.             the Pioneer Funds
====================================================================================================================================
David F. Johnson (36)        Since 2009. Serves     Fund Administration Manager - Fund Treasury    None
Assistant Treasurer          at the discretion of   of Pioneer since November 2008; Assistant
                             the Board.             Treasurer of all of the Pioneer Funds since
                                                    January 2009; and Client Service Manager -
                                                    Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
====================================================================================================================================
Jean M. Bradley (63)         Since 2010. Serves     Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer     at the discretion of   all the Pioneer Funds since March 2010;
                             the Board.             Chief Compliance Officer of Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Pioneer since October 2005;
                                                    and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003
                                                    to October 2005
====================================================================================================================================
Kelly O'Donnell (44)         Since 2006. Serves     Director - Transfer Agency Compliance of       None
Anti-Money Laundering        at the discretion of   Pioneer and Anti-Money Laundering Officer of
Officer                      the Board.             all the Pioneer Funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18678-10-0216

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2015

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Strategic Income VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        32

  Notes to Financial Statements                                               37

  Report of Independent Registered Public Accounting Firm                     46

  Approval of Investment Advisory Agreement                                   48

  Trustees, Officers and Service Providers                                    51

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/15
--------------------------------------------------------------------------------

Portfolio Diversification*
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 29.9%
U.S. Corporate  Bonds                                                      28.5%
Collateralized Mortgage Obligations                                        10.4%
International Corporate Bonds                                               9.9%
Senior Secured Loans                                                        5.9%
Foreign Government Bonds                                                    4.7%
Asset Backed Securities                                                     3.9%
Municipal Bonds                                                             3.0%
Convertible Corporate Bonds                                                 1.4%
Temporary Cash Investment                                                   1.0%
U.S. Preferred Stocks                                                       0.7%
Convertible Preferred Stocks                                                0.4%
U.S. Common Stocks                                                          0.3%

* Includes investments in insurance linked securities totaling 0.1% of total investment portfolio.

Five Largest Holdings
(As a percentage of long-term holdings)

--------------------------------------------------------------------------------
1. U.S. Treasury Note, Floating
   Rate Note, 10/31/17                                                     3.05%
--------------------------------------------------------------------------------
2. U.S. Treasury Note, Floating
   Rate Note, 7/31/16                                                      2.78
--------------------------------------------------------------------------------
3. U.S. Treasury Inflation Indexed
   Bonds, 0.125%, 7/15/24                                                  2.50
--------------------------------------------------------------------------------
4. Fannie Mae, 4.5%, 2/11/16                                               2.03
--------------------------------------------------------------------------------
5. Federal Home Loan Mortgage
   Corp., 4.5%, 3/1/44                                                     1.69
--------------------------------------------------------------------------------

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/15
--------------------------------------------------------------------------------

Prices and Distribution

Net Asset Value per Share                      12/31/15                 12/31/14
    Class I                                     $9.78                    $10.28
    Class II                                    $9.76                    $10.26

                                Net
Distributions per Share         Investment       Short-Term        Long-Term
(1/1/15 - 12/31/15)             Income           Capital Gains     Capital Gains
    Class I                     $0.3240          $    -            $0.0524
    Class II                    $0.2988          $    -            $0.0524

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Barclays U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

            Pioneer Strategic Income   Pioneer Strategic Income  Barclays U.S.
            VCT Portfolio, Class I     VCT Portfolio, Class II   Universal Index
12/05       $10,000                    $10,000                   $10,000
12/06       $10,648                    $10,624                   $10,497
12/07       $11,333                    $11,279                   $11,180
12/08       $10,021                    $ 9,960                   $11,446
12/09       $13,001                    $12,884                   $12,430
12/10       $14,511                    $14,349                   $13,321
12/11       $14,787                    $14,573                   $14,307
12/12       $16,477                    $16,201                   $15,098
12/13       $16,671                    $16,351                   $14,895
12/14       $17,331                    $17,331                   $15,723
12/15       $17,110                    $16,700                   $15,791

The Barclays U.S. Universal Index is an unmanaged union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2015)

--------------------------------------------------------------------------------
                                                                  Barclays U.S.
                                    Class I         Class II     Universal Index
--------------------------------------------------------------------------------
10 Years                             5.52%            5.26%               4.67%
5 Years                              3.35%            3.08%               3.46%
1 Year                              -1.27%           -1.52%               0.43%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from July 1, 2015 through December 31, 2015.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                   $1,000.00          $1,000.00
Ending Account Value on 12/31/15                    $  978.98          $  977.66
Expenses Paid During Period*                        $    5.99          $    7.23

* Expenses are equal to the Portfolio's annualized total expense ratio of 1.20% and 1.45%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2015 through December 31, 2015.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/15                   $1,000.00          $1,000.00
Ending Account Value on 12/31/15                    $1,019.16          $1,017.90
Expenses Paid During Period*                        $    6.11          $    7.37


* Expenses are equal to the Portfolio's annualized total expense ratio of 1.20% and 1.45%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Other wise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The 12-month period ended December 31, 2015, was an increasingly challenging time for investing in fixed-income securities, especially in credit-sensitive sectors, as investors dealt with the effects of a weakening global economy. In the following interview, Kenneth J. Taubes, Andrew Feltus and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the 12-month period. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Pioneer, is responsible for the daily management of the Portfolio, supported by Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president, and a portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2015?

A: Pioneer Strategic Income VCT Portfolio's Class I shares returned -1.27% at net asset value during the 12-month period ended December 31, 2015, and Class II shares returned -1.52%, while the Portfolio's benchmark, the Barclays U.S. Universal Index (the Barclays Index), returned 0.43%. During the same period, the average return of the 57 variable portfolios in Lipper's General Bond Underlying Funds category was -1.09%.

Q: How would you describe the investment environment in the fixed-income markets during the 12-month period ended December 31, 2015?

A: Markets became more volatile as the year progressed amid growing anxieties about weakening of the Chinese economy and collapsing commodity prices, especially oil. While most credit-sensitive securities struggled over the course of the year, credit markets actually appeared to be strengthening during the first few months of 2015, when oil prices showed new strength after declining sharply in the latter part of 2014. During the early months of the Portfolio's fiscal year, the domestic economy seemed to be showing increased vitality, despite discouraging early reports about gross domestic product (GDP) growth in the first calendar quarter (January through March).

     The first cracks in market optimism began appearing late in the second calendar quarter (late spring), when the government of Greece threatened to enter bankruptcy for the second time in recent years. While bankruptcy in Greece was averted, the crisis did raise doubts about the health of the European economy in general, and the banking sector in particular. The Greek debt crisis was followed in short order, and then eclipsed by heightened concerns about economic growth in China, the world's second-largest economy, where the stock market went into free-fall in August and the government eventually devalued the Chinese currency, the yuan. World commodity prices - oil and metals in particular - also dropped precipitously in the face of increased producer supply. The contagion effects that economic conditions in China tend to have on other emerging markets economies also contributed to the market's woes as the period progressed.

Pioneer Strategic Income VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

     In the United States, the Federal Reserve (Fed) backed off its earlier stance and declined to raise short-term interest rates in September, as had been expected for much of the year. The Fed also unsettled markets somewhat by declaring - for the first time--that worries about global economic conditions were one of the factors it was considering as it made domestic monetary policy decisions. The Portfolio's fiscal year ended with virtually all risk-bearing financial assets coming under pressure. Domestic investment-grade corporate bonds, which had held up relatively well earlier in the year, began underperforming, especially in the energy and industrial sectors. Meanwhile, high-yield corporates and emerging markets debt, both of which had been under stress since mid-year, continued to struggle.

     In December, the Fed finally did raise short-term interest rates for the first time in several years, when it hiked the target range for the Federal funds rate from 0.00% to 0.25%, to a range of 0.25% to 0.50%.

     Over the full 12-month period, market interest rates rose across the yield curve, with the largest increases at the shorter end as the curve flattened. The upward movement in interest rates exerted downward pressure on bond prices, including prices of Treasuries and other higher-quality debt securities. (The yield curve reflects the difference in yields between shorter- and longer-maturity bonds.) During the 12 months, the yield on the two-year Treasury rose by 38 basis points, or 0.38%, while the yields on 10-year Treasuries increased by 10 basis points (0.10%), and the yields on 30-year Treasuries rose by 26 basis points (0.26%).

     High-yield corporates posted negative returns for the full period, with energy sector bonds performing especially poorly. Emerging markets debt also struggled, with the sovereign bonds of many emerging markets nations declining sharply. U.S. Treasuries posted slightly positive results for the 12-month period, but still lagged the performance of U.S. agency mortgages. Finally, the U.S. dollar continued to strengthen against virtually all foreign currencies.

Q: What were the principal factors that affected the Portfolio's performance relative to the benchmark Barclays Index during the 12-month period ended December 31, 2015?

A: The Portfolio's underperformance of the Barclays Index during the period was due mainly to currency positioning. The Barclays Index benchmark is 100% denominated in the U.S. dollar, and, even though the Portfolio's foreign currency position during the 12-month period was the smallest it had been since inception, exposure to non-U.S. currencies was a large drag on benchmark-relative results. In particular, the Portfolio's exposures to the Norwegian kroner and the Mexican peso held back relative performance, although investments denominated in the Indian rupee did contribute positively, somewhat, to performance.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/15                             (continued)
--------------------------------------------------------------------------------

     Outside of currencies, the Portfolio's overweighted positions in the credit sectors - in particular, the Portfolio's stances in domestic high-yield securities and investment-grade corporate debt - generally did not help relative performance. In addition, security selection results within the Portfolio's high-yield bond holdings, especially in the energy sector, detracted from returns. Among energy debt holdings, two notable performance detractors in the Portfolio during the period were securities issued by Williams, a pipeline company, and Denbury, an exploration-and-production corporation.

     The Portfolio did own some better-performing securities during the period, however, including the debt of Minerva, a Brazilian beef company, and VimpelCom, a wireless communications company based in The Netherlands that has extensive operations in Russia. Security selection results also were good in the financials sector, where the Portfolio's positions in hybrid securities issued by JPMorgan Chase and Bank of America made a notable contribution to relative returns.

     Overweight positions in asset-backed debt, including non-agency residential mortgage-backed obligations, and non-benchmark exposures to floating-rate bank loans also contributed to the Portfolio's benchmark-relative performance during the period.

     Finally, the Portfolio's short-duration position relative to the Barclays Index was a slight performance detractor, even though we reduced the short position from roughly two years to about one year short of the benchmark during the 12-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) At the end of the 12-month period, the effective duration of the Portfolio's investments was 4.41 years.

Q:   How was the Portfolio positioned as of December 31, 2015?

A: At the end of the 12-month period, the top three allocations in the Portfolio were to U.S. government securities (roughly 30%), U.S. corporate bonds (nearly 29%), and collateralized mortgage obligations (roughly 10%). Within government securities, the Portfolio's allocation to U.S. Treasuries included nearly 5% in Treasury Inflation Protected Securities (TIPS), which can provide added price protection when inflation is rising.

Q: What factors affected the Portfolio's distributions to shareholders during the 12-month period ended December 31, 2015?

A: As interest rates crept up during the fiscal year, the Portfolio was able to earn additional current income, which, in turn, resulted in an increase in distributions to shareholders.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

Investments in high yield or lower-rated securities are subject to greater-thanaverage price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Q: Did you use any derivative securities in managing the Portfolio during the 12-month period ended December 31, 2015? If so, did the derivatives have any effect on the Portfolio's benchmark-relative performance?

A: Yes, we invested in Treasury futures, currency forward transactions, and held a minor position in credit default swaps during the period. The Portfolio's positions in currency forward transactions helped reduce the risk of having exposures to foreign currencies, and had a positive influence on benchmark-relative results. The use of Treasury futures, which are part of the Portfolio's duration strategy, also had a positive effect on performance, while the credit default swaps, which we used as a substitute for investments in high-yield bonds, detracted from relative returns.

Q:   What is your investment outlook?

A: We believe fixed-income markets will continue to be volatile and challenging for investors in 2016. We anticipate that the Fed will follow through on its decision to tighten monetary policy further in 2016. The U.S. dollar also is likely to remain strong relative to other currencies. If the domestic economy continues to expand at a moderate pace, investors are likely to focus on growth, which could lead to a rally in credit-sensitive debt, including corporate bonds. If, however, domestic economic growth tapers off, we could see a more difficult period for credit markets, and the Fed may be more likely to slow down the pace of its rate hikes.

     We think it is likely that the fixed-income market will continue to feature yields that are relatively low by historic standards, and that total returns will remain modest. In this environment, we may look for opportunities to add higher-yielding debt to the Portfolio, although we plan to remain cautious in a low-return market.

Please refer to the Schedule of Investments on pages 8 to 31 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15
--------------------------------------------------------------------------------

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              CONVERTIBLE CORPORATE BONDS - 1.4%
                              Energy - 0.2%
                              Oil & Gas Storage & Transportation - 0.2%
      100,000                 Golar LNG, Ltd., 3.75%, 3/7/17                                                     $    88,340
                                                                                                                 -----------
                              Total Energy                                                                       $    88,340
                                                                                                                 -----------
                              Materials - 0.2%
                              Diversified Metals & Mining - 0.2%
       28,732                 Mirabela Nickel, Ltd., 9.5%, 6/24/19 (144A) (0.0% cash, 9.5% PIK) (PIK)            $    16,665
      100,000                 Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16                                           81,000
                                                                                                                 -----------
                                                                                                                 $    97,665
                                                                                                                 -----------
                              Total Materials                                                                    $    97,665
                                                                                                                 -----------
                              Capital Goods - 0.2%
                              Construction & Engineering - 0.1%
       20,000                 Dycom Industries, Inc., 0.75%, 9/15/21 (144A)                                      $    19,650
                                                                                                                 -----------
                              Electrical Components & Equipment - 0.1%
       74,000                 General Cable Corp., 4.5%, 11/15/29 (Step)                                         $    45,371
       12,000                 SolarCity Corp., 1.625%, 11/1/19                                                         9,690
                                                                                                                 -----------
                                                                                                                 $    55,061
                                                                                                                 -----------
                              Total Capital Goods                                                                $    74,711
                                                                                                                 -----------
                              Consumer Durables & Apparel - 0.3%
                              Homebuilding - 0.3%
       45,000                 CalAtlantic Group, Inc., 0.25%, 6/1/19                                             $    40,247
       30,000                 CalAtlantic Group, Inc., 1.25%, 8/1/32                                                  33,300
       60,000                 KB Home, 1.375%, 2/1/19                                                                 53,662
                                                                                                                 -----------
                                                                                                                 $   127,209
                                                                                                                 -----------
                              Total Consumer Durables & Apparel                                                  $   127,209
                                                                                                                 -----------
                              Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
                              Biotechnology - 0.1%
       35,000                 Cepheid, 1.25%, 2/1/21                                                             $    31,128
                                                                                                                 -----------
                              Pharmaceuticals - 0.0%+
       15,000                 Impax Laboratories, Inc., 2.0%, 6/15/22 (144A)                                     $    14,700
                                                                                                                 -----------
                              Total Pharmaceuticals, Biotechnology & Life Sciences                               $    45,828
                                                                                                                 -----------
                              Software & Services - 0.2%
                              Internet Software & Services - 0.2%
       75,000                 WebMD Health Corp., 1.5%, 12/1/20                                                  $    83,766
       15,000                 WebMD Health Corp., 2.5%, 1/31/18                                                       15,431
                                                                                                                 -----------
                                                                                                                 $    99,197
                                                                                                                 -----------
                              Data Processing & Outsourced Services - 0.0%+
       15,000                 Cardtronics, Inc., 1.0%, 12/1/20                                                   $    13,922
                                                                                                                 -----------
                              Total Software & Services                                                          $   113,119
                                                                                                                 -----------
                              Technology Hardware & Equipment - 0.2%
                              Communications Equipment - 0.1%
       50,000                 Finisar Corp., 0.5%, 12/15/33                                                      $    46,438
                                                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              Electronic Components - 0.1%
       95,000                 Vishay Intertechnology, Inc., 2.25%, 5/15/41 (144A)                                $    72,616
                                                                                                                 -----------
                              Total Technology Hardware & Equipment                                              $   119,054
                                                                                                                 -----------
                              TOTAL CONVERTIBLE CORPORATE BONDS
                              (Cost $738,548)                                                                    $   665,926
                                                                                                                 -----------

       Shares
                              PREFERRED STOCKS - 0.7%
                              Banks - 0.3%
                              Diversified Banks - 0.3%
        1,024       6.69      Citigroup Capital XIII, Floating Rate Note, 10/30/40                               $    26,614
        3,484       7.12      Citigroup, Inc., Floating Rate Note (Perpetual)                                         97,587
                                                                                                                 -----------
                                                                                                                 $   124,201
                                                                                                                 -----------
                              Total Banks                                                                        $   124,201
                                                                                                                 -----------
                              Diversified Financials - 0.2%
                              Consumer Finance - 0.1%
        1,950       8.12      GMAC Capital Trust I, Floating Rate Note, 2/15/40                                  $    49,452
                                                                                                                 -----------
                              Investment Banking & Brokerage - 0.1%
        1,855       6.38      Morgan Stanley, Floating Rate Note (Perpetual)                                     $    49,232
                                                                                                                 -----------
                              Total Diversified Financials                                                       $    98,684
                                                                                                                 -----------
                              Telecommunication Services - 0.2%
                              Integrated Telecommunication Services - 0.2%
        4,000                 Qwest Corp., 7.375%, 6/1/51                                                        $   101,720
                                                                                                                 -----------
                              Total Telecommunication Services                                                   $   101,720
                                                                                                                 -----------
                              TOTAL PREFERRED STOCKS
                              (Cost $306,780)                                                                    $   324,605
                                                                                                                 -----------
                              CONVERTIBLE PREFERRED STOCKS - 0.5%
                              Banks - 0.5%
                              Diversified Banks - 0.5%
           22                 Bank of America Corp., 7.25% (Perpetual)                                           $    24,052
          170                 Wells Fargo & Co., 7.5% (Perpetual)                                                    197,707
                                                                                                                 -----------
                                                                                                                 $   221,759
                                                                                                                 -----------
                              Total Banks                                                                        $   221,759
                                                                                                                 -----------
                              TOTAL CONVERTIBLE PREFERRED STOCKS
                              (Cost $203,077)                                                                    $   221,759
                                                                                                                 -----------
                              COMMON STOCK - 0.4%
                              Capital Goods - 0.4%
                              Construction & Engineering - 0.4%
       53,917                 Newhall Land Development LLC*                                                      $   166,253
                                                                                                                 -----------
                              TOTAL COMMON STOCK
                              (Cost $44,603)                                                                     $   166,253
                                                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              ASSET BACKED SECURITIES - 3.9%
                              Consumer Services - 0.2%
                              Hotels, Resorts & Cruise Lines - 0.2%
       66,186                 Westgate Resorts 2014-1 LLC, 3.25%, 12/20/26 (144A)                                $    65,325
                                                                                                                 -----------
                              Total Consumer Services                                                            $    65,325
                                                                                                                 -----------
                              Food & Staples Retailing - 0.1%
                              Food Retail - 0.1%
       47,938                 CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (144A)                              $    47,663
                                                                                                                 -----------
                              Total Food & Staples Retailing                                                     $    47,663
                                                                                                                 -----------
                              Banks - 2.7%
                              Thrifts & Mortgage Finance - 2.7%
       12,931       0.57      Accredited Mortgage Loan Trust 2006-2, Floating Rate Note, 9/25/36                 $    12,782
       48,948       3.72      Bayview Opportunity Master Fund IIA Trust 2012-4NPL Series III, Floating Rate
                              Note, 2/28/35 (144A)                                                                    48,896
      100,000                 BCC Funding Corp., X, 4.544%, 12/21/20 (144A)                                           98,079
       25,889       1.32      Bear Stearns ALT-A Trust 2004-10, Floating Rate Note, 9/25/34                           21,638
          773       6.24      Conseco Financial Corp., Floating Rate Note, 12/1/28                                       794
        4,075       0.67      Countrywide Asset-Backed Certificates, Floating Rate Note, 4/25/36                       4,055
       14,127       0.60      Countrywide Asset-Backed Certificates, Floating Rate Note, 2/25/36                      13,861
       43,971       4.75      Countrywide Asset-Backed Certificates, Floating Rate Note, 12/25/35                     44,846
       10,882       0.51      Credit-Based Asset Servicing and Securitization LLC, Floating Rate Note, 4/25/37         9,291
       49,625                 DB Master Finance LLC 2015-1, 3.98%, 2/21/45 (144A)                                     49,473
       51,282                 Equifirst Mortgage Loan Trust 2003-1, 4.01%, 12/25/32 (Step)                            51,639
       77,553                 GCAT 2015-1 LLC, 3.625%, 5/26/20 (Step) (144A)                                          76,835
       87,037       0.79      GSAA Home Equity Trust 2005-11, Floating Rate Note, 10/25/35                            80,262
        5,808       0.59      Home Equity Asset Trust 2006-4, Floating Rate Note, 8/25/36                              5,723
       25,791       1.60      HSBC Home Equity Loan Trust USA 2007-3, Floating Rate Note, 11/20/36                    25,708
       83,422                 Icon Brand Holdings LLC, 4.352%, 1/25/43 (144A)                                         83,802
      100,000                 Leaf Receivables Funding 8 LLC, 5.5%, 9/15/20 (144A)                                   100,444
       50,000                 Navitas Equipment Receivables LLC 2015-1, 4.5%, 6/17/19 (144A)                          50,028
       99,667                 Store Master Funding I LLC, 3.75%, 4/20/45 (144A)                                       98,881
        6,203       0.55      Structured Asset Securities Corp., Mortgage Loan Trust 2007-BC2, Floating Rate
                              Note, 3/25/37                                                                            6,178
       74,644                 US Residential Opportunity Fund III Trust 2015-1, 3.7213%, 1/29/35 (144A)               74,159
       86,314                 VOLT XXXI LLC, 3.375%, 2/25/55 (Step) (144A)                                            85,107
       85,631                 VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                                            84,134
       91,105                 VOLT XXXVI LLC, 3.625%, 7/25/45 (Step) (144A)                                           89,811
       50,000                 Westlake Automobile Receivables Trust 2015-3, 3.05%, 5/17/21 (144A)                     49,643
                                                                                                                 -----------
                                                                                                                 $ 1,266,069
                                                                                                                 -----------
                              Total Banks                                                                        $ 1,266,069
                                                                                                                 -----------
                              Diversified Financials - 0.9%
                              Other Diversified Financial Services - 0.5%
      199,978                 AXIS Equipment Finance Receivables II LLC, 4.94%, 7/20/18 (144A)                   $   203,445
       17,132                 Sierra Timeshare 2012-2 Receivables Funding LLC, 2.38%, 3/20/29 (144A)                  17,135
                                                                                                                 -----------
                                                                                                                 $   220,580
                                                                                                                 -----------

    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              Consumer Finance - 0.2%
       20,000                 Capital Auto Receivables Asset Trust 2013-1, 2.19%, 9/20/21                        $    19,942
          124                 First Investors Auto Owner Trust 2012-2, 1.47%, 5/15/18 (144A)                             124
       25,000                 First Investors Auto Owner Trust 2013-1, 2.53%, 1/15/20 (144A)                          24,877
       40,000                 First Investors Auto Owner Trust 2015-1, 3.59%, 1/18/22 (144A)                          39,295
       18,753                 Santander Drive Auto Receivables Trust 2012-5, 2.7%, 8/15/18                            18,848
                                                                                                                 -----------
                                                                                                                 $   103,086
                                                                                                                 -----------
                              Asset Management & Custody Banks - 0.2%
       93,874                 RMAT 2015-1 LLC, 4.09%, 7/27/20 (Step) (144A)                                      $    93,217
                                                                                                                 -----------
                              Total Diversified Financials                                                       $   416,883
                                                                                                                 -----------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $1,798,276)                                                                  $ 1,795,940
                                                                                                                 -----------
                              COLLATERALIZED MORTGAGE OBLIGATIONS - 10.1%
                              Banks - 9.0%
                              Thrifts & Mortgage Finance - 9.0%
      175,392       3.50      Agate Bay Mortgage Trust 2015-5, Floating Rate Note, 7/25/45 (144A)                $   176,474
       32,660                 Alternative Loan Trust 2003-16T1, 5.25%, 9/25/33                                        34,387
       18,439                 Banc of America Alternative Loan Trust 2003-2, 5.75%, 4/25/33                           19,094
        9,481                 Banc of America Alternative Loan Trust 2004-10, 6.0%, 11/25/34                           9,569
       24,102       2.75      Banc of America Mortgage 2003-F Trust, Floating Rate Note, 7/25/33                      24,217
       46,533       1.35      Bear Stearns ALT-A Trust 2004-12, Floating Rate Note, 1/25/35                           39,220
       11,643       3.17      Bear Stearns ARM Trust 2004-12, Floating Rate Note, 2/25/35                             11,546
          295       3.03      CHL Mortgage Pass-Through Trust 2003-42, Floating Rate Note, 9/25/33                       277
       20,109                 Citigroup Mortgage Loan Trust, Inc., 5.5%, 9/25/34                                      21,619
       31,582                 Citigroup Mortgage Loan Trust, Inc., 6.75%, 9/25/34                                     33,415
      100,000       4.65      City Center Trust 2011-CCHP, Floating Rate Note, 7/17/28 (144A)                        100,493
       25,000                 COMM 2012-CCRE2 Mortgage Trust REMICS, 3.791%, 8/17/45                                  25,783
      100,000                 COMM 2012-CCRE2 Mortgage Trust, 3.147%, 8/15/45                                        100,929
       25,000                 COMM 2012-CCRE2 Mortgage Trust, 4.393%, 8/17/45                                         26,394
       21,000                 COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/17/45                                        20,899
       12,271                 COMM 2012-CCRE4 Mortgage Trust, 3.251%, 10/17/45                                        12,250
       50,000                 COMM 2013-LC6 Mortgage Trust, 2.941%, 1/12/46                                           49,729
      100,000       2.08      COMM 2014-SAVA Mortgage Trust, Floating Rate Note, 6/15/34 (144A)                       99,685
       67,270                 Credit Suisse Commercial Mortgage Trust Series 2007-C1, 5.361%, 2/15/40                 69,102
        3,464                 Credit Suisse First Boston Mortgage Securities Corp., 5.0%, 8/25/20                      3,456
       54,013       3.50      CSMC Trust 2014-IVR3 REMICS, Floating Rate Note, 7/25/44 (144A)                         54,121
      124,660       3.50      CSMC Trust 2014-WIN2, Floating Rate Note, 10/25/44 (144A)                              126,981
       94,149                 CSMC Trust 2015-2, 3.5%, 2/25/45 (144A)                                                 94,355
       70,230       2.50      EverBank Mortgage Loan Trust, Floating Rate Note, 4/25/43 (144A)                        66,096
       30,346       0.69      Global Mortgage Securitization, Ltd., Floating Rate Note, 4/25/32                       29,070
       25,000                 GS Mortgage Securities Corp. II, 3.682%, 2/10/46 (144A)                                 24,683
      100,000       2.07      Homestar Mortgage Acceptance Corp., Floating Rate Note, 1/25/35                         97,353
       27,040       1.06      Impac CMB Trust Series 2004-4, Floating Rate Note, 9/25/34                              25,831
      100,000       3.98      JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8, Floating Rate
                              Note, 10/17/45 (144A)                                                                  101,286
       17,165       3.50      JP Morgan Chase Commercial Mortgage Securities Trust 2013-A5, Floating Rate
                              Note, 7/25/20                                                                           17,554

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              Thrifts & Mortgage Finance - (continued)
       60,000                 JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16, 3.07%, 12/17/46     $    61,250
      100,000                 JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 REMICS,
                              3.8046%, 7/17/47                                                                       102,980
      100,000       2.53      JP Morgan Chase Commercial Mortgage Securities Trust 2014-FL4 REMICS, Floating
                              Rate Note, 12/16/30 (144A)                                                              99,758
       10,140       2.19      JP Morgan Mortgage Trust 2005-A3, Floating Rate Note, 6/25/35                            9,926
      177,226       2.50      JP Morgan Mortgage Trust 2013-1, Floating Rate Note, 3/25/43 (144A)                    175,601
      125,361       3.50      JP Morgan Mortgage Trust 2013-2, Floating Rate Note, 5/25/43 (144A)                    126,164
       70,258       3.45      JP Morgan Mortgage Trust 2013-3 REMICS, Floating Rate Note, 7/27/43 (144A)              68,372
       79,318       3.50      JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)              80,200
       90,339       3.00      JP Morgan Mortgage Trust 2014-5, Floating Rate Note, 10/25/29 (144A)                    91,539
      100,000                 JPMCC Re-REMIC Trust 2014-FRR1, 3.668%, 4/27/44 (144A)                                  96,013
        4,025       1.17      Lehman Brothers Small Balance Commercial Mortgage Trust 2007-3 Class 1A4,
                              Floating Rate Note, 10/25/37 (144A)                                                      4,007
      100,000       5.84      Merrill Lynch Mortgage Trust 2007-C1, Floating Rate Note, 6/12/50                      103,182
       58,293       5.85      Morgan Stanley Capital I Trust 2006-TOP23, Floating Rate Note, 8/12/41                  58,702
       90,692                 Morgan Stanley Capital I Trust 2007-HQ13, 5.569%, 12/15/44                              94,374
       93,644       2.99      Morgan Stanley Residential Mortgage Loan Trust 2014-1, Floating Rate Note,
                              6/25/44 (144A)                                                                          91,032
       87,296       3.25      NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                           85,636
          104                 RALI Series 2003-QS1 Trust, 5.0%, 1/25/33                                                  104
       47,206                 RALI Series 2004-QS3 Trust, 5.0%, 3/25/19                                               47,706
        6,601       0.72      RALI Series 2004-QS4 Trust, Floating Rate Note, 3/25/34                                  6,093
       73,612       1.69      RESI Finance LP, Floating Rate Note, 9/10/35 (144A)                                     67,997
       46,793       3.91      Sequoia Mortgage Trust 2012-5, Floating Rate Note, 11/25/42                             46,893
       74,917       2.50      Sequoia Mortgage Trust 2012-6, Floating Rate Note, 12/26/42                             72,071
      187,448       1.87      Sequoia Mortgage Trust 2013-2, Floating Rate Note, 2/25/43                             171,201
       39,695       3.53      Sequoia Mortgage Trust 2013-3, Floating Rate Note, 3/25/43                              39,076
       47,543       2.50      Sequoia Mortgage Trust 2013-4, Floating Rate Note, 4/27/43                              45,250
       99,523       2.50      Sequoia Mortgage Trust 2013-6, Floating Rate Note, 5/26/43                              95,344
      119,762       3.00      Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                             117,030
       18,879                 Sequoia Mortgage Trust 2013-9, 3.5%, 7/27/43 (144A)                                     18,667
      110,742       3.50      Sequoia Mortgage Trust 2015-3, Floating Rate Note, 7/25/45 (144A)                      110,378
       39,549       3.73      Sequoia Mortgage Trust 2015-3, Floating Rate Note, 7/25/45 (144A)                       38,560
       26,695       3.73      Sequoia Mortgage Trust 2015-3, Floating Rate Note, 7/25/45 (144A)                       26,047
       12,023       2.47      Structured Adjustable Rate Mortgage Loan Trust, Floating Rate Note, 1/25/35             11,885
       13,443       2.59      Structured Adjustable Rate Mortgage Loan Trust, Floating Rate Note, 2/25/34             13,483
       15,876       2.59      Structured Asset Securities Corp. Mortgage Certificates Series 2003-31A, Floating
                              Rate Note, 10/25/33                                                                     15,750
       14,448       2.25      Thornburg Mortgage Securities Trust 2003-3, Floating Rate Note, 6/25/43                 14,280
      100,000                 UBS Commercial Mortgage Trust 2012-C1, 3.4%, 5/12/45                                   101,830
       88,730                 VOLT XXX LLC, 3.625%, 10/25/57 (Step) (144A)                                            88,440
       10,000       4.69      Wells Fargo Commercial Mortgage Trust 2012-LC5, Floating Rate Note, 10/17/45            10,196
       50,000                 Wells Fargo Commercial Mortgage Trust 2014-LC16 REMICS, 2.819%, 8/17/50                 50,774
       50,000                 Wells Fargo Commercial Mortgage Trust 2014-LC16 REMICS, 3.477%, 8/17/50                 51,138
       78,062       3.50      WinWater Mortgage Loan Trust 2015-1 REMICS, Floating Rate Note, 1/20/45 (144A)          78,548
                                                                                                                 -----------
                                                                                                                 $ 4,203,345
                                                                                                                 -----------
                              Total Banks                                                                        $ 4,203,345
                                                                                                                 -----------

     The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              Diversified Financials - 0.2%
                              Other Diversified Financial Services - 0.2%
       90,671       1.77      Hilton USA Trust 2013-HLF, Floating Rate Note, 11/5/30 (144A)                      $    90,086
                                                                                                                 -----------
                              Total Diversified Financials                                                       $    90,086
                                                                                                                 -----------
                              Government - 0.9%
      100,000       4.30      Federal Home Loan Mortgage Corp., Floating Rate Note, 9/26/44 (144A)               $   101,778
       13,571                 Federal National Mortgage Association REMICS, 4.5%, 6/25/29                             14,503
        1,032                 Federal National Mortgage Association REMICS, 5.0%, 9/25/39                              1,051
       30,000       4.34      FREMF Mortgage Trust 2011-K12, Floating Rate Note, 1/25/46 (144A)                       31,288
       25,000       4.88      FREMF Mortgage Trust 2011-K703, Floating Rate Note, 7/25/44 (144A)                      26,079
       25,000       3.40      FREMF Mortgage Trust Class B, Floating Rate Note, 11/25/46 (144A)                       25,167
      100,000       3.95      FREMF Mortgage Trust Class B, Floating Rate Note, 6/25/47 (144A)                       102,030
       33,333                 Government National Mortgage Association, 3.0%, 4/20/41                                 34,269
       79,427                 Government National Mortgage Association, 4.5%, 9/20/39                                 85,257
                                                                                                                 -----------
                                                                                                                 $   421,422
                                                                                                                 -----------
                              Total Government                                                                   $   421,422
                                                                                                                 -----------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $4,717,145)                                                                  $ 4,714,853
                                                                                                                 -----------
                              CORPORATE BONDS - 36.9%
                              Energy - 6.3%
                              Oil & Gas Drilling - 0.4%
      100,000                 Pride International, Inc., 6.875%, 8/15/20                                         $    92,850
      100,000                 Rowan Companies, Inc., 4.75%, 1/15/24                                                   71,112
       78,000                 Rowan Companies, Inc., 5.85%, 1/15/44                                                   47,069
                                                                                                                 -----------
                                                                                                                 $   211,031
                                                                                                                 -----------
                              Integrated Oil & Gas - 0.4%
       75,000                 Petrobras Global Finance BV, 3.0%, 1/15/19                                         $    57,000
MXN    95,000                 Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                                               5,112
      100,000                 Rosneft Finance SA, 7.25%, 2/2/20 (144A)                                               105,608
                                                                                                                 -----------
                                                                                                                 $   167,720
                                                                                                                 -----------
                              Oil & Gas Exploration & Production - 1.5%
      100,000                 Antero Resources Corp., 5.625%, 6/1/23 (144A)                                      $    78,000
       30,000                 Bonanza Creek Energy, Inc., 5.75%, 2/1/23                                               15,600
       60,000                 BreitBurn Energy Partners LP, 7.875%, 4/15/22                                           10,800
       25,000                 Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                                                  21,844
       95,000                 Denbury Resources, Inc., 4.625%, 7/15/23                                                30,579
       50,000                 Denbury Resources, Inc., 5.5%, 5/1/22                                                   16,599
      200,000                 Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (144A)                                  187,202
       75,000                 Gulfport Energy Corp., 7.75%, 11/1/20                                                   67,125
       50,000                 Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                                              43,500
       52,000                 Linn Energy LLC, 12.0%, 12/15/20 (144A)                                                 26,000
       28,000                 Linn Energy LLC, 6.25%, 11/1/19                                                          4,620
       75,000                 Newfield Exploration Co., 5.625%, 7/1/24                                                63,938
       60,000                 Noble Energy, Inc., 5.625%, 5/1/21                                                      58,691

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                            Value
                              Oil & Gas Exploration & Production - (continued)
        5,000                 Noble Energy, Inc., 5.875%, 6/1/22                                                 $     4,756
       25,000                 SM Energy Co., 5.625%, 6/1/25                                                           16,500
       25,000                 Swift Energy Co., 7.875%, 3/1/22 (d)                                                     2,000
       50,000                 Vanguard Natural Resources LLC, 7.875%, 4/1/20                                          13,250
       50,000                 WPX Energy, Inc., 7.5%, 8/1/20                                                          40,500
                                                                                                                 -----------
                                                                                                                 $   701,504
                                                                                                                 -----------
                              Oil & Gas Refining & Marketing - 0.5%
      134,000                 Calumet Specialty Products Partners LP, 6.5%, 4/15/21                              $   116,580
       74,000                 EnLink Midstream Partners LP, 4.4%, 4/1/24                                              58,593
       45,000                 Tesoro Corp., 5.375%, 10/1/22                                                           45,112
                                                                                                                 -----------
                                                                                                                 $   220,285
                                                                                                                 -----------
                              Oil & Gas Storage & Transportation - 3.5%
       75,000                 Blue Racer Midstream LLC, 6.125%, 11/15/22 (144A)                                  $    51,750
       75,000                 Boardwalk Pipelines LP, 4.95%, 12/15/24                                                 65,215
       35,000                 Buckeye Partners LP, 6.05%, 1/15/18                                                     36,334
       50,000                 Crestwood Midstream Partners LP, 6.0%, 12/15/20                                         36,750
       75,000                 Crestwood Midstream Partners LP, 6.25%, 4/1/23 (144A)                                   52,312
       73,000                 DCP Midstream LLC, 9.75%, 3/15/19 (144A)                                                74,332
       65,000       5.85      DCP Midstream LLC, Floating Rate Note, 5/21/43 (144A)                                   49,725
      125,000                 Enbridge Energy Partners LP, 7.375%, 10/15/45                                          119,760
       25,000                 Enterprise Products Operating LLC, 3.7%, 2/15/26                                        22,425
       56,000       8.38      Enterprise Products Operating LLC, Floating Rate Note, 8/1/66                           50,120
      100,000                 Genesis Energy LP, 6.75%, 8/1/22                                                        85,000
      125,000                 Kinder Morgan, Inc., Delaware, 5.05%, 2/15/46                                           92,702
      100,000                 Kinder Morgan, Inc., Delaware, 5.3%, 12/1/34                                            78,804
       60,000                 Kinder Morgan, Inc., Delaware, 5.55%, 6/1/45                                            46,838
      105,000                 MPLX LP, 4.875%, 12/1/24 (144A)                                                         94,238
       75,000                 Plains All American Pipeline LP, 4.65%, 10/15/25                                        65,471
       83,000                 Plains All American Pipeline LP, 6.125%, 1/15/17                                        85,278
       99,000                 Questar Pipeline Co., 5.83%, 2/1/18                                                    106,307
       15,000                 Sabine Pass Liquefaction LLC, 5.625%, 3/1/25 (144A)                                     12,694
      100,000                 Sabine Pass Liquefaction LLC, 5.75%, 5/15/24                                            87,000
       35,000                 Spectra Energy Capital LLC, 6.75%, 7/15/18                                              37,635
       45,000                 Targa Resources Partners LP, 5.0%, 1/15/18 (144A)                                       41,625
      350,000                 The Williams Companies, Inc., 5.75%, 6/24/44                                           207,815
       50,000                 The Williams Companies, Inc., 7.5%, 1/15/31                                             34,592
                                                                                                                 -----------
                                                                                                                 $ 1,634,722
                                                                                                                 -----------
                              Total Energy                                                                       $ 2,935,262
                                                                                                                 -----------
                              Materials - 2.9%
                              Commodity Chemicals - 0.3%
      100,000                 Axiall Corp., 4.875%, 5/15/23                                                      $    90,000
       50,000                 Methanex Corp., 4.25%, 12/1/24                                                          44,330
       20,000                 NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                               19,300
                                                                                                                 -----------
                                                                                                                 $   153,630
                                                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              Diversified Chemicals - 0.4%
       25,000                 Blue Cube Spinco, Inc., 10.0%, 10/15/25 (144A)                                     $    27,500
       25,000                 Blue Cube Spinco, Inc., 9.75%, 10/15/23 (144A)                                          26,969
EURO  100,000                 Ineos Finance Plc, 4.0%, 5/1/23                                                        103,689
                                                                                                                 -----------
                                                                                                                 $   158,158
                                                                                                                 -----------
                              Fertilizers & Agricultural Chemicals - 0.3%
      150,000                 Agrium, Inc., 5.25%, 1/15/45                                                       $   139,823
                                                                                                                 -----------
                              Specialty Chemicals - 0.2%
       25,000                 Platform Specialty Products Corp., 6.5%, 2/1/22 (144A)                             $    21,625
       50,000                 Rentech Nitrogen Partners LP, 6.5%, 4/15/21 (144A)                                      48,500
                                                                                                                 -----------
                                                                                                                 $    70,125
                                                                                                                 -----------
                              Construction Materials - 0.3%
      150,000                 Union Andina de Cementos SAA, 5.875%, 10/30/21 (144A)                              $   144,750
                                                                                                                 -----------
                              Metal & Glass Containers - 0.0%+
       15,000                 Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23 (144A)                       $    15,225
                                                                                                                 -----------
                              Paper Packaging - 0.5%
      116,000                 AEP Industries, Inc., 8.25%, 4/15/19                                               $   119,190
      125,000                 International Paper Co., 3.65%, 6/15/24                                                122,256
                                                                                                                 -----------
                                                                                                                 $   241,446
                                                                                                                 -----------
                              Diversified Metals & Mining - 0.4%
      150,000                 FMG Resources August 2006 Pty, Ltd., 9.75%, 3/1/22 (144A)                          $   137,250
       50,000                 Freeport-McMoRan, Inc., 3.875%, 3/15/23                                                 28,500
       10,000                 Volcan Cia Minera SAA, 5.375%, 2/2/22 (144A)                                             6,350
                                                                                                                 -----------
                                                                                                                 $   172,100
                                                                                                                 -----------
                              Precious Metals & Minerals - 0.4%
      200,000                 Fresnillo Plc, 5.5%, 11/13/23 (144A)                                               $   201,000
                                                                                                                 -----------
                              Steel - 0.0%+
       25,000                 Glencore Funding LLC, 4.125%, 5/30/23 (144A)                                       $    18,438
                                                                                                                 -----------
                              Paper Products - 0.1%
       55,000                 Resolute Forest Products, Inc., 5.875%, 5/15/23                                    $    40,012
                                                                                                                 -----------
                              Total Materials                                                                    $ 1,354,707
                                                                                                                 -----------
                              Capital Goods - 2.1%
                              Aerospace & Defense - 0.3%
       15,000                 Huntington Ingalls Industries, Inc., 5.0%, 11/15/25 (144A)                         $    15,225
       35,000                 L-3 Communications Corp., 3.95%, 5/28/24                                                33,247
      100,000                 Triumph Group, Inc., 5.25%, 6/1/22                                                      80,500
                                                                                                                 -----------
                                                                                                                 $   128,972
                                                                                                                 -----------
                              Building Products - 0.9%
       60,000                 Building Materials Corp of America, 5.375%, 11/15/24 (144A)                        $    59,850
      123,000                 Griffon Corp., 5.25%, 3/1/22                                                           117,311
       25,000                 Masco Corp., 5.95%, 3/15/22                                                             27,000
       85,000                 Masco Corp., 7.125%, 3/15/20                                                            98,175
       75,000                 Owens Corning, 4.2%, 12/1/24                                                            72,994
       50,000       5.75      Stanley Black & Decker, Inc., Floating Rate Note, 12/15/53                              52,500
                                                                                                                 -----------
                                                                                                                 $   427,830
                                                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              Construction & Farm Machinery & Heavy Trucks - 0.4%
       75,000                 Cummins, Inc., 5.65%, 3/1/98                                                       $    78,303
      100,000                 Meritor, Inc., 6.25%, 2/15/24                                                           85,500
                                                                                                                 -----------
                                                                                                                 $   163,803
                                                                                                                 -----------
                              Industrial Machinery - 0.1%
       60,000                 Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                                           $    46,200
                                                                                                                 -----------
                              Trading Companies & Distributors - 0.4%
      125,000                 Aircastle, Ltd., 6.25%, 12/1/19                                                    $   134,375
       75,000                 WESCO Distribution, Inc., 5.375%, 12/15/21                                              72,000
                                                                                                                 -----------
                                                                                                                 $   206,375
                                                                                                                 -----------
                              Total Capital Goods                                                                $   973,180
                                                                                                                 -----------
                              Commercial Services & Supplies - 0.3%
                              Commercial Printing - 0.1%
       65,000                 Cenveo Corp., 6.0%, 8/1/19 (144A)                                                  $    45,825
                                                                                                                 -----------
                              Research & Consulting Services - 0.2%
       50,000                 FTI Consulting, Inc., 6.0%, 11/15/22                                               $    52,375
       44,000                 Verisk Analytics, Inc., 5.5%, 6/15/45                                                   42,010
                                                                                                                 -----------
                                                                                                                 $    94,385
                                                                                                                 -----------
                              Total Commercial Services & Supplies                                               $   140,210
                                                                                                                 -----------
                              Transportation - 0.6%
                              Airlines - 0.6%
       50,000                 American Airlines 2015-2 Class AA Pass Through Trust, 3.6%, 9/22/27                $    50,500
       25,000                 American Airlines 2015-2 Class B Pass Through Trust, 4.4%, 3/22/25                      24,812
       89,697                 Continental Airlines 2012-2 Class A Pass Through Trust, 4.0%, 10/29/24                  91,940
       20,382                 Delta Air Lines 2010-2 Class A Pass Through Trust, 4.95%, 5/23/19                       21,401
      100,000                 Latam Airlines 2015-1 Pass Through Trust A, 4.2%, 8/15/29 (144A)                        93,750
       22,615                 US Airways 2013-1 Class A Pass Through Trust, 3.95%, 5/15/27                            22,785
                                                                                                                 -----------
                                                                                                                 $   305,188
                                                                                                                 -----------
                              Total Transportation                                                               $   305,188
                                                                                                                 -----------
                              Consumer Durables & Apparel - 0.6%
                              Home Furnishings - 0.0%+
       25,000                 Mohawk Industries, Inc., 3.85%, 2/1/23                                             $    25,312
                                                                                                                 -----------
                              Homebuilding - 0.6%
       70,000                 Brookfield Residential Properties, Inc., 6.5%, 12/15/20 (144A)                     $    67,462
      105,000                 Desarrolladora Homex SAB de CV, 9.5%, 12/11/19 (144A) (d)                                1,575
       40,000                 DR Horton, Inc., 5.75%, 8/15/23                                                         42,640
       20,000                 KB Home, 7.5%, 9/15/22                                                                  19,900
      100,000                 Lennar Corp., 4.5%, 6/15/19                                                            101,688
       15,000                 MDC Holdings, Inc., 5.5%, 1/15/24                                                       15,150
       20,000                 Toll Brothers Finance Corp., 4.875%, 11/15/25                                           19,650
                                                                                                                 -----------
                                                                                                                 $   268,065
                                                                                                                 -----------
                              Total Consumer Durables & Apparel                                                  $   293,377
                                                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST


                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              Consumer Services - 0.7%
                              Casinos & Gaming - 0.2%
          548                 Mashantucket Western Pequot Tribe, 6.5%, 7/1/36 (1.0% cash, 5.50% PIK) (PIK) (d)   $         3
      100,000                 Scientific Games International, Inc., 10.0%, 12/1/22                                    71,000
                                                                                                                 -----------
                                                                                                                 $    71,003
                                                                                                                 -----------
                              Hotels, Resorts & Cruise Lines - 0.3%
       40,000                 NCL Corp, Ltd., 4.625%, 11/15/20 (144A)                                            $    39,169
       25,000                 NCL Corp., Ltd., 5.25%, 11/15/19 (144A)                                                 25,547
       80,000                 Sabre GLBL, Inc., 5.25%, 11/15/23 (144A)                                                79,100
                                                                                                                 -----------
                                                                                                                 $   143,816
                                                                                                                 -----------
                              Education Services - 0.2%
       50,000                 President and Fellows of Harvard College, 2.3%, 10/1/23                            $    47,252
       25,000                 Tufts University, 5.017%, 4/15/12                                                       25,722
       25,000                 William Marsh Rice University, 4.626%, 5/15/63                                          26,218
                                                                                                                 -----------
                                                                                                                 $    99,192
                                                                                                                 -----------
                              Total Consumer Services                                                            $   314,011
                                                                                                                 -----------
                              Media - 0.7%
                              Cable & Satellite - 0.7%
      150,000                 CCO Safari II LLC, 6.384%, 10/23/35 (144A)                                         $   151,550
      179,000                 DIRECTV Holdings LLC, 3.95%, 1/15/25                                                   176,460
                                                                                                                 -----------
                                                                                                                 $   328,010
                                                                                                                 -----------
                              Total Media                                                                        $   328,010
                                                                                                                 -----------
                              Retailing - 0.7%
                              Catalog Retail - 0.2%
      100,000                 QVC, Inc., 4.45%, 2/15/25                                                          $    92,743
                                                                                                                 -----------
                              Internet Retail - 0.3%
      125,000                 Expedia, Inc., 5.95%, 8/15/20                                                      $   136,389
                                                                                                                 -----------
                              Computer & Electronics Retail - 0.0%+
       25,000                 Rent-A-Center, Inc., 6.625%, 11/15/20                                              $    21,188
                                                                                                                 -----------
                              Specialty Stores - 0.1%
       60,000                 Outerwall, Inc., 6.0%, 3/15/19                                                     $    53,400
                                                                                                                 -----------
                              Automotive Retail - 0.1%
       25,000                 DriveTime Automotive Group, Inc., 8.0%, 6/1/21 (144A)                              $    22,250
                                                                                                                 -----------
                              Total Retailing                                                                    $   325,970
                                                                                                                 -----------
                              Food & Staples Retailing - 0.6%
                              Drug Retail - 0.3%
       34,813                 CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                     $    37,469
       73,721                 CVS Pass-Through Trust, 6.036%, 12/10/28                                                80,960
                                                                                                                 -----------
                                                                                                                 $   118,429
                                                                                                                 -----------
                              Food Retail - 0.3%
      119,000                 C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                                  $   107,100
       58,000                 Darling Ingredients, Inc., 5.375%, 1/15/22                                              57,130
                                                                                                                 -----------
                                                                                                                 $   164,230
                                                                                                                 -----------
                              Total Food & Staples Retailing                                                     $   282,659
                                                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              Food, Beverage & Tobacco - 1.8%
                              Distillers & Vintners - 0.0%+
       15,000                 Constellation Brands, Inc., 4.75%, 11/15/24                                        $    15,300
                                                                                                                 -----------
                              Agricultural Products - 0.3%
      150,000                 Viterra, Inc., 5.95%, 8/1/20 (144A)                                                $   127,500
                                                                                                                 -----------
                              Packaged Foods & Meats - 1.3%
       50,000                 Agrokor dd, 8.875%, 2/1/20 (144A)                                                  $    53,125
EURO  100,000                 Darling Global Finance BV, 4.75%, 5/30/22                                              104,829
       45,000                 JBS USA LLC, 5.75%, 6/15/25 (144A)                                                      39,150
      150,000                 Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                                            147,000
      200,000                 Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                                           188,000
       25,000                 Post Holdings, Inc., 6.75%, 12/1/21 (144A)                                              25,500
       50,000                 Post Holdings, Inc., 7.375%, 2/15/22                                                    52,125
                                                                                                                 -----------
                                                                                                                 $   609,729
                                                                                                                 -----------
                              Tobacco - 0.2%
       55,000                 Alliance One International, Inc., 9.875%, 7/15/21                                  $    40,425
       25,000                 Reynolds American, Inc., 3.75%, 5/20/23                                                 24,943
                                                                                                                 -----------
                                                                                                                 $    65,368
                                                                                                                 -----------
                              Total Food, Beverage & Tobacco                                                     $   817,897
                                                                                                                 -----------
                              Health Care Equipment & Services - 0.9%
                              Health Care Supplies - 0.2%
       75,000                 Fresenius US Finance II, Inc., 4.5%, 1/15/23 (144A)                                $    75,750
                                                                                                                 -----------
                              Health Care Services - 0.1%
       50,000                 MEDNAX, Inc., 5.25%, 12/1/23 (144A)                                                $    50,250
                                                                                                                 -----------
                              Health Care Facilities - 0.4%
       25,000                 Kindred Healthcare Inc., 6.375%, 4/15/22                                           $    20,750
       50,000                 NYU Hospitals Center, 4.428%, 7/1/42                                                    47,521
      124,000                 Universal Hospital Services, Inc., 7.625%, 8/15/20                                     116,405
                                                                                                                 -----------
                                                                                                                 $   184,676
                                                                                                                 -----------
                              Managed Health Care - 0.2%
       95,000                 WellCare Health Plans, Inc., 5.75%, 11/15/20                                       $    97,850
                                                                                                                 -----------
                              Total Health Care Equipment & Services                                             $   408,526
                                                                                                                 -----------
                              Pharmaceuticals, Biotechnology & Life Sciences - 0.8%
                              Biotechnology - 0.4%
       50,000                 Biogen, Inc., 3.625%, 9/15/22                                                      $    50,554
       75,000                 Biogen, Inc., 4.05%, 9/15/25                                                            75,340
       50,000                 Gilead Sciences, Inc., 4.6%, 9/1/35                                                     50,842
                                                                                                                 -----------
                                                                                                                 $   176,736
                                                                                                                 -----------
                              Pharmaceuticals - 0.4%
       30,000                 DPx Holdings BV, 7.5%, 2/1/22 (144A)                                               $    29,250
      121,000                 Endo Finance LLC, 5.375%, 1/15/23 (144A)                                               118,580
       25,000                 Endo Finance LLC, 5.75%, 1/15/22 (144A)                                                 24,250
       25,000                 Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (144A)                     22,312
                                                                                                                 -----------
                                                                                                                 $   194,392
                                                                                                                 -----------
                             Total Pharmaceuticals, Biotechnology & Life Sciences                                $   371,128
                                                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              Banks - 4.2%
                              Diversified Banks - 3.9%
      100,000       7.38      Banco Continental SA via Continental Trustees Cayman, Ltd., Floating Rate
                              Note, 10/7/40 (144A)                                                               $   107,278
       65,000       6.88      Banco de Credito del Peru Panama, Floating Rate Note, 9/16/26 (144A)                    70,362
      175,000       6.50      Bank of America Corp., Floating Rate Note, 10/23/49                                    184,406
      100,000       6.25      Bank of America Corp., Floating Rate Note, 9/29/49                                     100,250
      150,000                 BBVA Bancomer SA Texas, 4.375%, 4/10/24 (144A)                                         148,125
      125,000                 BNP Paribas SA, 4.375%, 9/28/25 (144A)                                                 122,415
       50,000       5.90      Citigroup, Inc., Floating Rate Note (Perpetual)                                         49,125
       82,000       5.95      Citigroup, Inc., Floating Rate Note (Perpetual)                                         80,237
      200,000       7.88      Credit Agricole SA, Floating Rate Note (Perpetual) (144A)                              204,500
      125,000                 Credit Suisse Group Funding Guernsey, Ltd., 3.8%, 9/15/22 (144A)                       124,901
      200,000       6.50      ING Groep NV, Floating Rate Note, 12/29/49                                             195,375
INR 1,150,000                 Inter-American Development Bank, 6.0%, 9/5/17                                           17,120
NZD    75,000                 International Bank for Reconstruction & Development, 4.625%, 10/6/21                    53,464
      100,000                 Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                                           113,429
      200,000                 Nordea Bank AB, 4.25%, 9/21/22 (144A)                                                  204,874
       60,000       4.50      Scotiabank Peru SAA, Floating Rate Note, 12/13/27 (144A)                                57,600
                                                                                                                 -----------
                                                                                                                 $ 1,833,461
                                                                                                                 -----------
                              Regional Banks - 0.3%
       50,000                 SunTrust Banks, Inc., 3.5%, 1/20/17                                                $    50,863
       60,000       6.75      The PNC Financial Services Group, Inc., Floating Rate Note (Perpetual)                  63,825
                                                                                                                 -----------
                                                                                                                 $   114,688
                                                                                                                 -----------
                              Total Banks                                                                        $ 1,948,149
                                                                                                                 -----------
                              Diversified Financials - 4.4%
                              Other Diversified Financial Services - 1.1%
      115,000                 Carlyle Holdings II Finance LLC, 5.625%, 3/30/43 (144A)                            $   122,146
INR 7,450,000                 European Bank for Reconstruction & Development, 6.0%, 3/3/16                           112,335
       25,000                 Hyundai Capital Services, Inc., 4.375%, 7/27/16 (144A)                                  25,348
NZD   100,000                 JPMorgan Chase & Co., 4.25%, 11/2/18                                                    69,052
      155,000       6.75      JPMorgan Chase & Co., Floating Rate Note, 1/29/49                                      168,950
                                                                                                                 -----------
                                                                                                                 $   497,831
                                                                                                                 -----------
                              Specialized Finance - 0.9%
      100,000                 Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)                                 $   112,000
       71,000                 Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                                           77,923
      200,000                 Fly Leasing, Ltd., 6.375%, 10/15/21                                                    199,000
       35,000                 Nationstar Mortgage LLC, 6.5%, 6/1/22                                                   30,275
                                                                                                                 -----------
                                                                                                                 $   419,198
                                                                                                                 -----------
                              Consumer Finance - 1.0%
       50,000                 Ally Financial, Inc., 4.625%, 5/19/22                                              $    50,250
       15,000                 Ally Financial, Inc., 5.75%, 11/20/25                                                   15,188
      100,000       5.55      Capital One Financial Corp., Floating Rate Note (Perpetual)                             99,500
      100,000                 General Motors Financial Co., Inc., 3.7%, 11/24/20                                     100,270
INR 1,980,000                 International Finance Corp., 6.3%, 11/25/24                                             27,930

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              Consumer Finance - (continued)
INR  5,670,000                International Finance Corp., 7.75%, 12/3/16                                        $    85,960
INR  5,700,000                International Finance Corp., 8.25%, 6/10/21                                             90,217
                                                                                                                 -----------
                                                                                                                 $   469,315
                                                                                                                 -----------
                              Asset Management & Custody Banks - 0.9%
      125,000                 Blackstone Holdings Finance Co., LLC, 6.25%, 8/15/42 (144A)                        $   147,697
      150,000                 KKR Group Finance Co., II LLC, 5.5%, 2/1/43 (144A)                                     156,383
       35,000                 Legg Mason, Inc., 5.625%, 1/15/44                                                       34,766
       75,000                 Neuberger Berman Group LLC, 4.875%, 4/15/45 (144A)                                      63,238
       25,000       4.50      The Bank of New York Mellon Corp., Floating Rate Note (Perpetual)                       22,875
                                                                                                                 -----------
                                                                                                                 $   424,959
                                                                                                                 -----------
                              Investment Banking & Brokerage - 0.5%
       75,000                 Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                        $    82,777
       85,000                 Morgan Stanley, 4.1%, 5/22/23                                                           85,867
       25,000       5.55      Morgan Stanley, Floating Rate Note (Perpetual)                                          25,000
NZD    80,000                 The Goldman Sachs Group, Inc., 5.2%, 12/17/19                                           56,473
                                                                                                                 -----------
                                                                                                                 $   250,117
                                                                                                                 -----------
                              Total Diversified Financials                                                       $ 2,061,420
                                                                                                                 -----------
                              Insurance - 1.8%
                              Insurance Brokers - 0.2%
      100,000                 Brown & Brown, Inc., 4.2%, 9/15/24                                                 $    98,746
                                                                                                                 -----------
                              Life & Health Insurance - 0.8%
       50,000       5.62      Prudential Financial, Inc., Floating Rate Note, 6/15/43                            $    51,125
       50,000       8.88      Prudential Financial, Inc., Floating Rate Note, 6/15/68                                 56,250
       50,000       5.88      Prudential Financial, Inc., Floating Rate Note, 9/15/42                                 51,975
      125,000                 Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)            154,547
       50,000       5.65      Voya Financial, Inc., Floating Rate Note, 5/15/53                                       49,250
                                                                                                                 -----------
                                                                                                                 $   363,147
                                                                                                                 -----------
                              Multi-line Insurance - 0.2%
       85,000                 AXA SA, 8.6%, 12/15/30                                                             $   114,219
                                                                                                                 -----------
                              Property & Casualty Insurance - 0.4%
       55,000                 Delphi Financial Group, Inc., 7.875%, 1/31/20                                      $    63,940
       20,000                 OneBeacon US Holdings, Inc., 4.6%, 11/9/22                                              20,102
       75,000                 The Allstate Corp., 5.95%, 4/1/36                                                       90,427
                                                                                                                 -----------
                                                                                                                 $   174,469
                                                                                                                 -----------
                              Reinsurance - 0.2%
       31,264                 Altair Re, Variable Rate Notes, 6/30/16 (e)(f)                                     $     2,188
       40,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (e)(f)                                    44,592
       30,000       5.88      Wilton Re Finance LLC, Floating Rate Note, 3/30/33 (144A)                               31,476
                                                                                                                 -----------
                                                                                                                 $    78,256
                                                                                                                 -----------
                              Total Insurance                                                                    $   828,837
                                                                                                                 -----------
                              Real Estate - 1.6%
                              Diversified REIT - 0.2%
       35,000                 DCT Industrial Operating Partnership LP, 4.5%, 10/15/23                            $    35,026
       75,000                 MPT Operating Partnership LP, 5.5%, 5/1/24                                              74,625
                                                                                                                 -----------
                                                                                                                 $   109,651
                                                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              Office REIT - 0.4%
       75,000                 Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                              $    73,732
       20,000                 Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                     20,749
       50,000                 Highwoods Realty LP, 3.625%, 1/15/23                                                    48,441
       60,000                 Piedmont Operating Partnership LP, 3.4%, 6/1/23                                         56,261
                                                                                                                 -----------
                                                                                                                 $   199,183
                                                                                                                 -----------
                              Residential REIT - 0.4%
      175,000                 UDR, Inc., 4.0%, 10/1/25                                                           $   176,667
                                                                                                                 -----------
                              Specialized REIT - 0.6%
       50,000                 CubeSmart LP, 4.0%, 11/15/25                                                       $    49,616
       15,000                 CubeSmart LP, 4.8%, 7/15/22                                                             15,973
       95,000                 DuPont Fabros Technology LP, 5.875%, 9/15/21                                            98,800
       25,000                 Equinix, Inc., 5.375%, 1/1/22                                                           25,625
       75,000                 Equinix, Inc., 5.75%, 1/1/25                                                            76,688
                                                                                                                 -----------
                                                                                                                 $   266,702
                                                                                                                 -----------
                              Total Real Estate                                                                  $   752,203
                                                                                                                 -----------
                              Software & Services - 0.1%
                              Home Entertainment Software - 0.1%
       25,000                 Activision Blizzard, Inc., 5.625%, 9/15/21 (144A)                                  $    26,188
                                                                                                                 -----------
                              Total Software & Services                                                          $    26,188
                                                                                                                 -----------
                              Technology Hardware & Equipment - 0.5%
                              Communications Equipment - 0.2%
       50,000                 Brocade Communications Systems, Inc., 4.625%, 1/15/23                              $    47,500
       40,000                 CommScope Technologies Finance LLC, 6.0%, 6/15/25 (144A)                                38,500
                                                                                                                 -----------
                                                                                                                 $    86,000
                                                                                                                 -----------
                              Computer Hardware Storage & Peripherals - 0.1%
       30,000                 NCR Corp., 6.375%, 12/15/23                                                        $    29,550
                                                                                                                 -----------
                              Electronic Manufacturing Services - 0.2%
      100,000                 Flextronics International, Ltd., 5.0%, 2/15/23                                     $   101,375
                                                                                                                 -----------
                              Total Technology Hardware & Equipment                                              $   216,925
                                                                                                                 -----------
                              Semiconductors & Semiconductor Equipment - 0.5%
                              Semiconductors - 0.5%
      160,000                 Intel Corp., 4.9%, 7/29/45                                                         $   169,114
       90,000                 Micron Technology, Inc., 5.25%, 8/1/23 (144A)                                           80,775
                                                                                                                 -----------
                                                                                                                 $   249,889
                                                                                                                 -----------
                              Total Semiconductors & Semiconductor Equipment                                     $   249,889
                                                                                                                 -----------
                              Telecommunication Services - 3.1%
                              Integrated Telecommunication Services - 1.9%
       50,000                 AT&T, Inc., 4.75%, 5/15/46                                                         $    45,780
       50,000                 CenturyLink, Inc., 6.45%, 6/15/21                                                       48,750
       50,000                 CenturyLink, Inc., 7.6%, 9/15/39                                                        38,250
       81,000                 Cincinnati Bell, Inc., 8.375%, 10/15/20                                                 82,822
       13,000                 Frontier Communications Corp., 7.125%, 1/15/23                                          11,212
      112,000                 Frontier Communications Corp., 8.5%, 4/15/20                                           112,280
      100,000                 GTP Acquisition Partners I LLC, 2.35%, 6/15/45 (144A)                                   96,974

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              Integrated Telecommunication Services - (continued)
       75,000                 Telefonica Emisiones SAU, 6.221%, 7/3/17                                           $    79,707
       25,000                 Unison Ground Lease Funding LLC, 2.981%, 3/16/43 (144A)                                 24,863
       49,000                 Verizon Communications, Inc., 5.012%, 8/21/54                                           44,864
       75,000                 Verizon Communications, Inc., 5.15%, 9/15/23                                            82,449
      101,000                 Verizon Communications, Inc., 6.55%, 9/15/43                                           119,908
       80,000                 Windstream Services LLC, 6.375%, 8/1/23                                                 57,600
       25,000                 Windstream Services LLC, 7.75%, 10/15/20                                                21,062
                                                                                                                 -----------
                                                                                                                 $   866,521
                                                                                                                 -----------
                              Wireless Telecommunication Services - 1.2%
       25,000                 Crown Castle Towers LLC, 3.222%, 5/15/22 (144A)                                    $    24,666
       50,000                 Crown Castle Towers LLC, 4.883%, 8/15/40 (144A)                                         53,451
      150,000                 SBA Tower Trust, 3.869%, 10/15/49 (144A)                                               148,208
       50,000                 Sprint Corp., 7.25%, 9/15/21                                                            37,735
      100,000                 T-Mobile USA, Inc., 6.542%, 4/28/20                                                    104,250
      200,000                 VimpelCom Holdings BV, 7.5043%, 3/1/22 (144A)                                          200,000
                                                                                                                 -----------
                                                                                                                 $   568,310
                                                                                                                 -----------
                              Total Telecommunication Services                                                   $ 1,434,831
                                                                                                                 -----------
                              Utilities - 1.7%
                              Electric Utilities - 1.0%
      125,000                 Electricite de France SA, 6.0%, 1/22/14 (144A)                                     $   122,310
       65,000                 Iberdrola International BV, 6.75%, 7/15/36                                              79,659
       50,000       6.25      Southern California Edison Co., Floating Rate Note (Perpetual)                          55,088
       65,000                 Talen Energy Supply LLC, 4.625%, 7/15/19 (144A)                                         48,750
       60,000                 Talen Energy Supply LLC, 6.5%, 6/1/25 (144A)                                            39,600
       40,000                 TerraForm Power, 9.75%, 8/15/22 (144A)                                                  31,900
       83,000                 West Penn Power Co., 5.95%, 12/15/17 (144A)                                             88,966
                                                                                                                 -----------
                                                                                                                 $   466,273
                                                                                                                 -----------
                              Multi-Utilities - 0.4%
      100,000                 Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54                         $    98,395
       70,303                 Ormat Funding Corp., 8.25%, 12/30/20                                                    70,303
                                                                                                                 -----------
                                                                                                                 $   168,698
                                                                                                                 -----------
                              Independent Power Producers & Energy Traders - 0.3%
       76,020                 Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                       $    81,436
       50,000                 NRG Energy, Inc., 6.25%, 5/1/24                                                         42,010
       25,000                 TerraForm Power Operating LLC, 5.875%, 2/1/23 (144A)                                    20,688
                                                                                                                 -----------
                                                                                                                 $   144,134
                                                                                                                 -----------
                              Total Utilities                                                                    $   779,105
                                                                                                                 -----------
                              TOTAL CORPORATE BONDS
                              (Cost $18,065,212)                                                                 $17,147,672
                                                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 29.1%
       23,919                 Fannie Mae, 2.5%, 7/1/30                                                           $    24,143
       24,073                 Fannie Mae, 2.5%, 7/1/30                                                                24,291
       43,554                 Fannie Mae, 2.5%, 7/1/30                                                                43,961
       83,840                 Fannie Mae, 3.5%, 12/1/25                                                               87,936
      131,638                 Fannie Mae, 3.5%, 12/1/25                                                              138,114
       39,839                 Fannie Mae, 3.5%, 12/1/42                                                               41,269
      316,334                 Fannie Mae, 3.5%, 2/1/44                                                               326,662
      137,955                 Fannie Mae, 3.5%, 4/1/45                                                               142,436
      363,400                 Fannie Mae, 3.5%, 5/1/44                                                               375,569
       21,877                 Fannie Mae, 4.0%, 1/1/42                                                                23,209
       15,096                 Fannie Mae, 4.0%, 11/1/41                                                               15,990
       56,593                 Fannie Mae, 4.0%, 11/1/43                                                               60,130
       41,962                 Fannie Mae, 4.0%, 11/1/43                                                               44,584
       57,802                 Fannie Mae, 4.0%, 11/1/44                                                               61,204
       24,807                 Fannie Mae, 4.0%, 12/1/41                                                               26,317
        5,872                 Fannie Mae, 4.0%, 12/1/42                                                                6,230
       23,966                 Fannie Mae, 4.0%, 3/1/42                                                                25,472
      107,303                 Fannie Mae, 4.0%, 7/1/42                                                               114,241
       54,303                 Fannie Mae, 4.0%, 7/1/44                                                                57,482
      355,377                 Fannie Mae, 4.0%, 8/1/42                                                               377,254
      107,127                 Fannie Mae, 4.0%, 8/1/44                                                               113,510
      129,815                 Fannie Mae, 4.5%, 11/1/40                                                              140,498
       17,563                 Fannie Mae, 4.5%, 11/1/43                                                               19,213
       40,299                 Fannie Mae, 4.5%, 12/1/41                                                               43,617
      846,000                 Fannie Mae, 4.5%, 2/1/46 (TBA)                                                         912,186
        4,159                 Fannie Mae, 4.5%, 3/1/35                                                                 4,513
      177,096                 Fannie Mae, 4.5%, 6/1/44                                                               191,543
       16,342                 Fannie Mae, 4.5%, 7/1/41                                                                17,774
      450,265                 Fannie Mae, 4.5%, 8/1/40                                                               487,313
       55,209                 Fannie Mae, 5.0%, 1/1/39                                                                60,722
       12,896                 Fannie Mae, 5.0%, 6/1/40                                                                14,222
          291                 Fannie Mae, 6.0%, 3/1/32                                                                   333
          294                 Fannie Mae, 6.5%, 10/1/31                                                                  336
          211                 Fannie Mae, 6.5%, 2/1/32                                                                   241
          114                 Fannie Mae, 7.0%, 9/1/29                                                                   126
       61,603                 Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                         63,547
       39,074                 Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                         40,302
       44,541                 Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                                         46,869
       95,855                 Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                         98,871
      354,190                 Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                                        364,896
      134,811                 Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                                         142,545
       42,570                 Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                         45,036
      101,284                 Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                         107,116
       74,687                 Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                          78,965
      703,804                 Federal Home Loan Mortgage Corp., 4.5%, 3/1/44                                         759,859
       12,486                 Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                         13,627
       38,984                 Federal Home Loan Mortgage Corp., 5.0%, 11/1/39                                         42,717

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
          640                 Federal Home Loan Mortgage Corp., 5.0%, 5/1/34                                     $       704
        4,141                 Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                                           4,533
          163                 Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                                            163
       24,648                 Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                          27,406
       46,990                 Federal National Mortgage Association, 4.0%, 12/1/19                                    49,048
      445,000                 Government National Mortgage Association I, 3.5%, 1/1/46 (TBA)                         462,965
       39,235                 Government National Mortgage Association I, 3.5%, 7/15/42                               40,861
        8,375                 Government National Mortgage Association I, 4.0%, 12/15/41                               8,889
       27,972                 Government National Mortgage Association I, 4.0%, 3/15/44                               29,689
      575,807                 Government National Mortgage Association I, 4.0%, 4/15/42                              611,044
       74,976                 Government National Mortgage Association I, 4.0%, 8/15/43                               80,126
       62,043                 Government National Mortgage Association I, 4.0%, 9/15/44                               65,850
       45,506                 Government National Mortgage Association I, 4.5%, 1/15/40                               49,762
      106,325                 Government National Mortgage Association I, 4.5%, 3/15/40                              115,129
       19,653                 Government National Mortgage Association I, 4.5%, 4/15/35                               21,303
       14,766                 Government National Mortgage Association I, 4.5%, 5/15/34                               16,036
       35,731                 Government National Mortgage Association I, 4.5%, 7/15/41                               38,582
       10,368                 Government National Mortgage Association I, 4.5%, 9/15/33                               11,324
       41,449                 Government National Mortgage Association I, 4.5%, 9/15/40                               45,222
        6,847                 Government National Mortgage Association I, 5.0%, 4/15/35                                7,674
        7,708                 Government National Mortgage Association I, 5.5%, 1/15/34                                8,706
       15,087                 Government National Mortgage Association I, 5.5%, 11/15/35                              16,981
       12,475                 Government National Mortgage Association I, 5.5%, 4/15/34                               14,185
       19,375                 Government National Mortgage Association I, 5.5%, 6/15/35                               21,557
        3,463                 Government National Mortgage Association I, 5.5%, 7/15/34                                3,934
        1,953                 Government National Mortgage Association I, 6.0%, 10/15/33                               2,251
        1,138                 Government National Mortgage Association I, 6.0%, 2/15/33                                1,314
        2,840                 Government National Mortgage Association I, 6.0%, 3/15/33                                3,251
        1,835                 Government National Mortgage Association I, 6.0%, 3/15/33                                2,117
           85                 Government National Mortgage Association I, 6.0%, 5/15/17                                   85
          240                 Government National Mortgage Association I, 6.0%, 6/15/17                                  244
          336                 Government National Mortgage Association I, 6.0%, 6/15/33                                  377
        2,896                 Government National Mortgage Association I, 6.0%, 6/15/33                                3,370
        2,268                 Government National Mortgage Association I, 6.0%, 7/15/33                                2,640
        2,142                 Government National Mortgage Association I, 6.0%, 7/15/33                                2,468
        2,643                 Government National Mortgage Association I, 6.0%, 8/15/19                                2,746
       12,785                 Government National Mortgage Association I, 6.0%, 8/15/34                               14,601
        3,523                 Government National Mortgage Association I, 6.0%, 9/15/33                                3,985
        1,199                 Government National Mortgage Association I, 6.0%, 9/15/33                                1,363
        1,306                 Government National Mortgage Association I, 6.5%, 1/15/30                                1,494
          981                 Government National Mortgage Association I, 6.5%, 11/15/32                               1,155
          692                 Government National Mortgage Association I, 6.5%, 2/15/32                                  803
        1,926                 Government National Mortgage Association I, 6.5%, 3/15/29                                2,204
          686                 Government National Mortgage Association I, 6.5%, 3/15/32                                  785
          170                 Government National Mortgage Association I, 7.0%, 3/15/31                                  190
       24,001                 Government National Mortgage Association II, 3.5%, 3/20/45                              25,069

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
     Principal  Rate (b)
    Amount ($)  (unaudited)                                                                                            Value
                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
        24,645                Government National Mortgage Association II, 3.5%, 4/20/45                         $    25,771
        98,116                Government National Mortgage Association II, 3.5%, 8/20/45                             102,432
        91,749                Government National Mortgage Association II, 4.0%, 9/20/44                              97,532
        24,597                Government National Mortgage Association II, 4.5%, 9/20/41                              26,794
         5,682                Government National Mortgage Association II, 5.5%, 3/20/34                               6,339
         9,486                Government National Mortgage Association II, 6.0%, 11/20/33                             10,786
        65,000                U.S. Treasury Bonds, 2.75%, 11/15/42                                                    61,976
       150,000                U.S. Treasury Bonds, 3.0%, 11/15/44                                                    149,455
        50,000                U.S. Treasury Bonds, 3.0%, 11/15/45                                                     49,850
       125,000                U.S. Treasury Bonds, 3.0%, 5/15/45                                                     124,429
       400,000                U.S. Treasury Bonds, 4.5%, 8/15/39                                                     511,922
     1,186,955                U.S. Treasury Inflation Indexed Bonds, 0.125%, 7/15/24                               1,127,283
       838,308                U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                  731,096
     1,375,000      0.43      U.S. Treasury Note, Floating Rate Note, 10/31/17                                     1,373,751
     1,250,000      0.33      U.S. Treasury Note, Floating Rate Note, 7/31/16                                      1,250,290
       225,000                U.S. Treasury Note, 0.625%, 12/31/16                                                   224,622
                                                                                                                 -----------
                                                                                                                 $13,525,504
                                                                                                                 -----------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $13,509,778)                                                                 $13,525,504
                                                                                                                 -----------
                              FOREIGN GOVERNMENT BONDS - 5.1%
       200,000                Africa Finance Corp., 4.375%, 4/29/20 (144A)                                       $   200,556
AUD    520,000                Australia Government Bond, 3.25%, 4/21/25                                              391,911
CNY    500,000                China Government Bond, 3.0%, 11/21/19                                                   74,483
MXN    550,000                Mexican Bonos, 6.5%, 6/9/22                                                             32,894
MXN    520,000                Mexican Bonos, 7.5%, 6/3/27                                                             32,808
MXN  2,691,020                Mexican Udibonos, 2.0%, 6/9/22                                                         146,185
MXN  1,614,612                Mexican Udibonos, 3.5%, 12/14/17                                                        96,698
NZD    305,000                New Zealand Government Bond, 4.5%, 4/15/27                                             225,556
NOK    750,000                Norway Government Bond, 2.0%, 5/24/23                                                   88,789
NOK  2,750,000                Norway Government Bond, 4.25%, 5/19/17                                                 325,065
NOK  1,250,000                Norway Government Bond, 4.5%, 5/22/19                                                  158,592
AUD    135,000                Queensland Treasury Corp., 5.5%, 6/21/21                                               111,967
RON    220,000                Romania Government Bond, 5.85%, 4/26/23                                                 60,989
RON     90,000                Romania Government Bond, 5.95%, 6/11/21                                                 25,012
RUB 16,387,000                Russian Federal Bond - OFZ, 7.0%, 8/16/23                                              194,010
       200,000                Sri Lanka Government International Bond, 6.85%, 11/3/25 (144A)                         188,395
                                                                                                                 -----------
                                                                                                                 $ 2,353,910
                                                                                                                 -----------
                              TOTAL FOREIGN GOVERNMENT BONDS
                              (Cost $2,705,892)                                                                  $ 2,353,910
                                                                                                                 -----------
                              MUNICIPAL BONDS - 2.9% (g)
                              Municipal Development - 0.9%
        60,000       5.90     Brazos Harbor Industrial Development Corp., Floating Rate Note, 5/1/38             $    64,636
        65,000                Louisiana Local Government Environmental Facilities & Community Development
                              Authority, 6.75%, 11/1/32                                                               70,430
       100,000                New Jersey Economic Development Authority, 2/15/18 (c)                                  93,948
        70,000                Parish of St. John the Baptist Louisiana, 5.125%, 6/1/37                                70,953

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

                Floating
     Principal  Rate (b)
    Amount ($)  (unaudited)                                                                                            Value
                              Municipal Development - (continued)
        60,000                Port of Corpus Christi Authority of Nueces County, 6.7%, 11/1/30                   $    60,209
        50,000                Selma Industrial Development Board, 6.25%, 11/1/33                                      57,854
                                                                                                                 -----------
                                                                                                                 $   418,030
                                                                                                                 -----------
                              Municipal Education - 0.0%+
        10,000                Amherst College, 3.794%, 11/1/42                                                   $     9,502
                                                                                                                 -----------
                              Municipal General - 0.9%
        90,000                JobsOhio Beverage System, 3.985%, 1/1/29                                           $    93,677
        25,000                JobsOhio Beverage System, 4.532%, 1/1/35                                                26,456
        75,000                New Jersey Transportation Trust Fund Authority, Transportation System-Series A,
                              5.5%, 6/15/41                                                                           81,227
        25,000                Texas Municipal Gas Acquisition & Supply Corp., III, 5.0%, 12/15/30                     27,540
        50,000                Texas Municipal Gas Acquisition & Supply Corp., III, 5.0%, 12/15/31                     54,918
        50,000                Virginia Commonwealth Transportation Board, 4.0%, 5/15/31                               54,605
        50,000                Virginia Commonwealth Transportation Board, 4.0%, 5/15/32                               54,332
                                                                                                                 -----------
                                                                                                                 $   392,755
                                                                                                                 -----------
                              Higher Municipal Education - 0.4%
        25,000                Baylor University, 4.313%, 3/1/42                                                  $    25,187
        25,000                Massachusetts Institute of Technology, 5.6%, 7/1/11                                     30,583
        25,000                Permanent University Fund, 5.0%, 7/1/30                                                 30,398
        40,000                The George Washington University, 1.827%, 9/15/17                                       39,883
        50,000                University of California, 3.38%, 5/15/28                                                50,713
                                                                                                                 -----------
                                                                                                                 $   176,764
                                                                                                                 -----------
                              Municipal Medical - 0.3%
        50,000                Maryland Health & Higher Educational Facilities Authority, 5.0%, 7/1/41            $    57,546
        25,000                Massachusetts Development Finance Agency, Broad Institute -Series A, 5.375%, 4/1/41     28,688
        50,000                New Hampshire Health and Education Facilities Authority Act, 6.5%, 1/1/41               58,145
                                                                                                                 -----------
                                                                                                                 $   144,379
                                                                                                                 -----------
                              Municipal Pollution - 0.3%
       135,000                Port Freeport Texas, 5.95%, 5/15/33                                                $   148,227
                                                                                                                 -----------
                              Municipal Transportation - 0.0%+
        15,000                Port Authority of New York & New Jersey, 4.458%, 10/1/62                           $    14,282
                                                                                                                 -----------
                              Municipal Obligation - 0.1%
        30,000                Washington Suburban Sanitary Commission, 4.0%, 6/1/43                              $    31,872
        30,000                Washington Suburban Sanitary Commission, 4.0%, 6/1/44                                   31,849
                                                                                                                 -----------
                                                                                                                 $    63,721
                                                                                                                 -----------
                              TOTAL MUNICIPAL BONDS
                              (Cost $1,268,189)                                                                  $ 1,367,660
                                                                                                                 -----------
                              SENIOR FLOATING RATE LOAN INTERESTS - 5.7%**
                              Energy - 0.0%+
                              Coal & Consumable Fuels - 0.0%+
        78,333      18.15     Bumi Resources Tbk PT, Term Loan, 11/4/16*                                         $    16,842
                                                                                                                 -----------
                              Total Energy                                                                       $    16,842
                                                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST



                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              Materials - 0.3%
                              Specialty Chemicals - 0.2%
       66,435       3.75      Axalta Coating Systems US Holdings, Inc., Refinanced Term B Loan, 2/1/20           $    65,997
                                                                                                                 -----------
                              Paper Products - 0.1%
       47,254       5.75      Appvion, Inc., Term Commitment, 2/18/19                                            $    44,182
                                                                                                                 -----------
                              Total Materials                                                                    $   110,179
                                                                                                                 -----------
                              Capital Goods - 0.1%
                              Construction & Farm Machinery & Heavy Trucks - 0.1%
       35,000       6.50      Navistar, Inc., Tranche B Term Loan, 8/17/17                                       $    30,975
                                                                                                                 -----------
                              Trading Companies & Distributors - 0.0%+
       24,964       3.75      WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19                               $    24,902
                                                                                                                 -----------
                              Total Capital Goods                                                                $    55,877
                                                                                                                 -----------
                              Commercial Services & Supplies - 0.0%+
                              Security & Alarm Services - 0.0%+
       15,302       4.25      Monitronics International, Inc., Term B Loan, 3/23/18                              $    14,881
                                                                                                                 -----------
                              Total Commercial Services & Supplies                                               $    14,881
                                                                                                                 -----------
                              Automobiles & Components - 0.7%
                              Auto Parts & Equipment - 0.4%
       25,137       4.50      TI Group Automotive Systems LLC, Initial U.S. Term Loan, 6/25/22                   $    24,634
      142,601       4.00      Tower Automotive Holdings USA LLC, Initial Term Loan (2014), 4/23/20                   136,897
                                                                                                                 -----------
                                                                                                                 $   161,531
                                                                                                                 -----------
                              Automobile Manufacturers - 0.3%
      143,250       3.50      Chrysler Group LLC, Term Loan B, 5/24/17                                           $   142,996
                                                                                                                 -----------
                              Total Automobiles & Components                                                     $   304,527
                                                                                                                 -----------
                              Consumer Durables & Apparel - 0.1%
                              Apparel, Accessories & Luxury Goods - 0.1%
       27,637       3.25      PVH Corp., Tranche B Term Loan, 12/19/19                                           $    27,800
                                                                                                                 -----------
                              Total Consumer Durables & Apparel                                                  $    27,800
                                                                                                                 -----------
                              Consumer Services - 0.7%
                              Casinos & Gaming - 0.3%
      126,100       3.50      MGM Resorts International, Term B Loan, 12/20/19                                   $   124,721
       20,608       3.75      Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 8/13/20                            20,577
                                                                                                                 -----------
                                                                                                                 $   145,298
                                                                                                                 -----------
                              Leisure Facilities - 0.2%
       99,500       3.50      Six Flags Theme Parks, Inc., Tranche B Term Loan, 6/30/22                          $    99,334
                                                                                                                 -----------
                              Restaurants - 0.2%
       86,843       3.75      1011778 BC ULC, Term B-2 Loan, 12/12/21                                            $    86,436
                                                                                                                 -----------
                              Total Consumer Services                                                            $   331,068
                                                                                                                 -----------
                              Media - 0.3%
                              Cable & Satellite - 0.3%
       48,750       3.25      MCC Iowa LLC, Tranche H Term Loan, 1/29/21                                         $    48,202
       72,391       3.50      Telesat Canada, U.S. Term B Loan, 3/28/19                                               71,486
                                                                                                                 -----------
                                                                                                                 $   119,688
                                                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              Movies & Entertainment - 0.0%+
       17,210       3.75      Rovi Solutions Corp., Term B Loan, 7/2/21                                          $    16,349
                                                                                                                 -----------
                              Total Media                                                                        $   136,037
                                                                                                                 -----------
                              Household & Personal Products - 0.2%
                              Personal Products - 0.2%
       86,511       4.75      Federal-Mogul Corp., Tranche C Term, 4/15/21                                       $    76,519
                                                                                                                 -----------
                              Total Household & Personal Products                                                $    76,519
                                                                                                                 -----------
                              Health Care Equipment & Services - 0.8%
                              Health Care Equipment - 0.2%
       99,492       4.50      Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18                                   $    95,927
                                                                                                                 -----------
                              Health Care Facilities - 0.6%
       30,780       4.75      CHS, Incremental 2018 Term F Loans, 12/31/18                                       $    30,389
       28,886       3.36      CHS, Incremental 2019 Term G Loan, 12/31/19                                             28,205
       53,150       3.75      CHS, Incremental 2021 Term H Loan, 1/27/21                                              52,303
       99,495       4.25      Kindred Healthcare, Inc., Tranche B Loan (First Lien), 4/10/21                          96,013
       69,043       4.25      Surgical Care Affiliates, Inc., Initial Term Loan, 3/12/22                              68,526
                                                                                                                 -----------
                                                                                                                 $   275,436
                                                                                                                 -----------
                              Managed Health Care - 0.0%+
       13,747       9.75      MMM Holdings, Inc., Term Loan, 10/9/17 (d)                                         $     9,056
        9,994       9.75      MSO of Puerto Rico, Inc., MSO Term Loan, 12/12/17 (d)                                    6,583
                                                                                                                 -----------
                                                                                                                 $    15,639
                                                                                                                 -----------
                              Total Health Care Equipment & Services                                             $   387,002
                                                                                                                 -----------
                              Pharmaceuticals, Biotechnology & Life Sciences - 0.6%
                              Pharmaceuticals - 0.6%
      100,000       5.25      Concordia Healthcare Corp., Initial Dollar Term Loan, 10/20/21                     $    95,500
       98,250       3.42      Grifols Worldwide Operations USA, Inc., U.S. Tranche B Term Loam, 4/1/21                97,464
       79,620       3.75      Valeant Pharmaceuticals International, Inc., Series E1 Tranche B Term Loan, 8/5/20      76,584
                                                                                                                 -----------
                                                                                                                 $   269,548
                                                                                                                 -----------
                              Total Pharmaceuticals, Biotechnology & Life Sciences                               $   269,548
                                                                                                                 -----------
                              Banks - 0.1%
                              Thrifts & Mortgage Finance - 0.1%
       53,638       5.50      Ocwen Financial Corp., Initial Term Loan, 1/15/18                                  $    53,655
                                                                                                                 -----------
                              Total Banks                                                                        $    53,655
                                                                                                                 -----------
                              Diversified Financials - 0.4%
                              Specialized Finance - 0.4%
      194,040       4.25      Mirror BidCo Corp., New Incremental Term Loan, 12/18/19                            $   192,423
                                                                                                                 -----------
                              Total Diversified Financials                                                       $   192,423
                                                                                                                 -----------
                              Insurance - 0.7%
                              Insurance Brokers - 0.3%
      145,525       4.25      USI Insurance Services LLC, Term B Loan, 12/30/19                                  $   140,659
                                                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                Floating
    Principal   Rate (b)
   Amount ($)   (unaudited)                                                                                            Value
                              Life & Health Insurance - 0.2%
       13,148       6.75      Integro Parent, Inc., Term Loan (First Lien), 10/9/22                              $    12,852
       86,852       6.75      Integro Parent, Inc., Initial Term Loan (First Lien), 10/9/22                           84,898
                                                                                                                 -----------
                                                                                                                 $    97,750
                                                                                                                 -----------
                              Property & Casualty Insurance - 0.2%
      100,772       5.75      Confie Seguros Holding II Co., Term B Loan (First Lien), 11/9/18                   $    99,513
                                                                                                                 -----------
                              Total Insurance                                                                    $   337,922
                                                                                                                 -----------
                              Telecommunication Services - 0.7%
                              Integrated Telecommunication Services - 0.7%
      124,063       4.00      GCI Holdings, Inc., New Term B Loan, 2/2/22                                        $   124,295
      117,831       3.50      Virgin Media Investment Holdings, Ltd., Facility, 6/30/23                              115,524
       85,953       3.25      West Corp., B-10 Term Loan (First Lien), 6/30/18                                        84,666
                                                                                                                 -----------
                                                                                                                 $   324,485
                                                                                                                 -----------
                              Total Telecommunication Services                                                   $   324,485
                                                                                                                 -----------
                              TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                              (Cost $2,736,258)                                                                  $ 2,638,765
                                                                                                                 -----------
                              TEMPORARY CASH INVESTMENT - 0.2%
                              Commercial Paper - 0.2%
      115,000                 Prudential Funding LLC Commercial Paper, 1/4/16 (c)                                $   114,997
                                                                                                                 -----------
                              TOTAL TEMPORARY CASH INVESTMENT
                              (Cost $114,997)                                                                    $   114,997
                                                                                                                 -----------
                              TOTAL INVESTMENT IN SECURITIES - 96.9%
                              (Cost $46,208,755) (a)                                                             $45,037,844
                                                                                                                 -----------
                              OTHER ASSETS & LIABILITIES - 3.1%                                                  $ 1,465,898
                                                                                                                 -----------
                              TOTAL NET ASSETS - 100.0%                                                          $46,503,742
                                                                                                                 ===========


+           Amount rounds to less than 0.1% or (0.1)%.

(TBA)       "To Be Announced" securities.

(Step) Step up bond issued with an initial coupon rate which converts to a higher rate at a later date.

REMICS      Real Estate Mortgage Investment Conduits.

(Perpetual) Security with no stated maturity date.

(PIK)       Represents a pay in kind security.

REIT        Real Estate Investment Trust.

*           Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2015, the value of these securities amounted to $10,996,554 or 23.6% of total net assets.

** Senior floating rate loan interests in which the portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $46,215,073 was as follows:

             Aggregate gross unrealized appreciation for all investments
                in which there is an excess of value over tax cost                  $   811,542
             Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                            (1,988,771)
                                                                                    -----------
             Net unrealized depreciation                                            $(1,177,229)
                                                                                    ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)         Security is in default.

     The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/15                                     (continued)
--------------------------------------------------------------------------------

(e) Structured reinsurance investment. At December 31, 2015 the value of these securities amounted to $46,780 or 0.1% of total net assets. See Notes To Financial Statements -- Note 1H.

(f)         Rate to be determined.

(g)         Consists of revenue bonds unless otherwise indicated.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD         Australian Dollar

CNY         New Chinese Yuan

EURO        Euro

INR         Indian Rupee

MXN         Mexican Peso

NOK         Norwegian Krone

NZD         New Zealand Dollar

RON         Romanian New Leu

RUB         Russian Ruble

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2015 were as follows:

                                                      Purchases        Sales
Long-Term U.S. Government Securities                 $15,898,376     $13,145,432
Other Long-Term Securities                           $15,395,933     $10,068,865

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

                                                                                                                     Net Unrealized
Notional                                                                           Credit    Expiration  Premiums     Appreciation
Principal ($)(1)  Counterparty          Obligation Entity/Index            Coupon  Rating(2) Date       (Received)   (Depreciation)
       75,000     Morgan Stanley        Diamond Offshore Drilling Co.        1.00%   NR      12/20/19       $(2,810)      $ (7,491)
                  Capital Services LLC
      100,000     J.P. Morgan Chase     American Axle & Manufacturing, Inc.  5.00%   B+      12/20/17        (3,000)        11,571
                     Bank NA
       50,000     J.P. Morgan Chase     Goodyear Tire & Rubber, Inc.         5.00%   BB      12/20/17        (1,624)         6,187
                     Bank NA
      900,000     J.P. Morgan Chase     Markit CDX North America             1.00% BBB+      12/20/17          (871)         9,702
                     Bank NA            Investment Grade Index
                                                                                                            -------        -------
                                                                                                            $(8,305)       $19,969
                                                                                                            =======        =======

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average rating of all the underlying securities of the index.

NR   Security not rated by S&P.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

The following is a summary of the inputs used as of December 31, 2015 in valuing the Portfolio's investments:

                                                                 Level 1      Level 2   Level 3     Total
Convertible Corporate Bonds                                    $       --  $   665,926  $    --  $   665,926
Preferred Stocks                                                  324,605           --       --      324,605
Convertible Preferred Stocks                                      221,759           --       --      221,759
Common Stocks                                                          --      166,253       --      166,253
Asset Backed Securities                                                --    1,795,940       --    1,795,940
Collateralized Mortgage Obligations                                    --    4,714,853       --    4,714,853
Corporate Bonds
  Insurance
     Reinsurance                                                       --       31,476   46,780       78,256
  All Other Corporate Bonds                                            --   17,069,416       --   17,069,416
U.S. Government Agency Obligations                                     --   13,525,504       --   13,525,504
Foreign Government Bonds                                               --    2,353,910       --    2,353,910
Municipal Bonds                                                        --    1,367,660       --    1,367,660
Senior Floating Rate Loan Interests                                    --    2,638,765       --    2,638,765
Commercial Paper                                                       --      114,997       --      114,997
                                                               ----------  -----------  -------  -----------
Total                                                          $  546,364  $44,444,700  $46,780  $45,037,844
                                                               ==========  ===========  =======  ==========

                                                                 Level 1      Level 2   Level 3     Total
Other Financial Instruments
Net unrealized appreciation on swap contracts                  $       --  $    19,969  $    --  $   19,969
Unrealized appreciation on futures contracts                       40,509           --       --      40,509
Unrealized appreciation on forward foreign currency contracts          --       12,726       --      12,726
Unrealized depreciation on forward foreign currency contracts          --      (33,569)      --     (33,569)
                                                               ----------  -----------  -------  ----------
Total Other Financial Instruments                              $   40,509  $      (874) $    --  $   39,635
                                                               ==========  ===========  =======  ==========

The following is a summary of the fair valuation of certain Portfolio's assets and liabilities as of December 31, 2015.

                                                                 Level 1      Level 2   Level 3     Total
Assets:
Foreign currencies, at value                                   $       --  $    11,861  $    --  $   11,861
Restricted cash                                                        --       62,687       --      62,687
Liabilities:
Variation margin for futures contracts                            (15,625)          --       --     (15,625)
                                                               ----------  -----------  -------  ----------
Total:                                                         $  (15,625) $    74,548  $    --  $   58,923
                                                               ==========  ===========  =======  ==========

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                               Corporate
                                                                  Bonds
Balance as of 12/31/14                                         $   34,256
Realized gain (loss)                                                   --
Change in unrealized appreciation (depreciation)(1)            $  (27,476)
Purchases                                                          40,000
Sales                                                                  --
Transfers in to Level 3*                                               --
Transfers out of Level 3*                                              --
                                                               ----------
Balance as of 12/31/15                                         $   46,780
                                                               ==========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended December 31, 2015, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still held as of 12/31/15    $(27,476)
                                                                                                      --------

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                            12/31/15    12/31/14    12/31/13    12/31/12    12/31/11
Class I
Net asset value, beginning of period                         $ 10.28     $ 10.37     $ 10.76     $ 10.24     $ 10.63
                                                             -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.27(c)  $  0.33     $  0.43     $  0.48     $  0.63
    Net realized and unrealized gain (loss) on investments     (0.40)       0.09       (0.31)       0.67       (0.43)
                                                             -------     -------     -------     -------     -------
Net increase (decrease) from investment operations           $ (0.13)    $  0.42     $  0.12     $  1.15     $  0.20
                                                             -------     -------     -------     -------     -------
Distribution to shareowners:
    Net investment income                                    $ (0.32)    $ (0.39)    $ (0.45)    $ (0.53)    $ (0.54)
    Net realized gain                                          (0.05)      (0.12)      (0.06)      (0.10)      (0.05)
                                                             -------     -------     -------     -------     -------
Total distributions                                          $ (0.37)    $ (0.51)    $ (0.51)    $ (0.63)    $ (0.59)
                                                             -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                   $ (0.50)    $ (0.09)    $ (0.39)    $  0.52     $ (0.39)
                                                             -------     -------     -------     -------     -------
Net asset value, end of period                               $  9.78     $ 10.28     $ 10.37     $ 10.76     $ 10.24
                                                             =======     =======     =======     =======     =======
Total return*                                                  (1.27)%      3.96%       1.17%      11.43%       1.90%(a)
Ratio of net expenses to average net assets (b)                 1.20%       1.21%       1.23%       1.27%       1.22%
Ratio of net investment income (loss) to average net assets     2.66%       3.22%       3.97%       4.24%       5.30%
Portfolio turnover rate                                           56%         88%         30%         25%         43%
Net assets, end of period (in thousands)                     $11,561     $10,541     $10,243     $10,931     $11,312

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.83%.

(b)   Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

(c) The per share data presented above is based on the average shares outstanding for the period presented.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                            12/31/15    12/31/14    12/31/13    12/31/12    12/31/11
Class II
Net asset value, beginning of period                         $ 10.26     $ 10.35     $ 10.74     $ 10.22     $ 10.62
                                                             -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.24(c)  $  0.30     $  0.37     $  0.36     $  0.52
    Net realized and unrealized gain (loss) on investments     (0.39)       0.09       (0.27)       0.76       (0.35)
                                                             -------     -------     -------     -------     -------
Net increase (decrease) from investment operations           $ (0.15)    $  0.39     $  0.10     $  1.12     $  0.17
                                                             -------     -------     -------     -------     -------
Distribution to shareowners:
    Net investment income                                    $ (0.30)    $ (0.36)    $ (0.43)    $ (0.50)    $ (0.52)
    Net realized gain                                          (0.05)      (0.12)      (0.06)      (0.10)      (0.05)
                                                             -------     -------     -------     -------     -------
Total distributions                                          $ (0.35)    $ (0.48)    $ (0.49)    $ (0.60)    $ (0.57)
                                                             -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                   $ (0.50)    $ (0.09)    $ (0.39)    $  0.52     $ (0.40)
                                                             -------     -------     -------     -------     -------
Net asset value, end of period                               $  9.76     $ 10.26     $ 10.35     $ 10.74     $ 10.22
                                                             =======     =======     =======     =======     =======
Total return*                                                  (1.52)%      3.71%       0.92%      11.18%       1.56%(a)
Ratio of net expenses to average net assets (b)                 1.45%       1.45%       1.47%       1.53%       1.47%
Ratio of net investment income (loss) to average net assets     2.41%       2.96%       3.74%       3.92%       5.06%
Portfolio turnover rate                                           56%         88%         30%         25%         43%
Net assets, end of period (in thousands)                     $34,943     $31,526     $28,261     $25,265     $16,511

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.50%.

(b)   Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

(c) The per share data presented above is based on the average shares outstanding for the period presented.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/15
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $46,208,755)                           $45,037,844
  Cash                                                                    1,083,872
  Foreign currencies, at value (cost $11,910)                                11,861
  Restricted cash*                                                           62,687
  Receivables --
     Investment securities sold                                             928,246
     Portfolio shares sold                                                1,410,216
     Dividends                                                                1,264
     Interest                                                               376,673
  Unrealized appreciation on futures contracts                               40,509
  Unrealized appreciation on forward foreign currency contracts              12,726
  Net unrealized appreciation on swap contracts                              19,969
  Other assets                                                               10,278
                                                                        -----------
        Total assets                                                    $48,996,145
                                                                        -----------
LIABILITIES:
  Payables --
     Investment securities purchased                                    $ 2,326,293
     Portfolio shares repurchased                                             8,018
     Trustee fees                                                                31
  Variation margin for futures contracts                                     15,625
  Credit default swaps, premiums received                                     8,305
  Unrealized depreciation on forward foreign currency contracts              33,569
  Due to affiliates                                                           2,049
  Accrued expenses                                                           98,513
                                                                        -----------
        Total liabilities                                               $ 2,492,403
                                                                        -----------
NET ASSETS:
  Paid-in capital                                                       $47,713,318
  Undistributed net investment income                                       137,794
  Accumulated net realized loss on investments, foreign currency
    transactions, swap contracts and futures contracts                     (213,553)
  Net unrealized depreciation on investments                             (1,170,911)
  Net unrealized depreciation on forward foreign currency contracts and
    other assets and liabilities denominated in foreign currencies          (23,384)
  Unrealized appreciation on futures contracts                               40,509
  Net unrealized appreciation on swap contracts                              19,969
                                                                        -----------
        Total net assets                                                $46,503,742
                                                                        -----------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $11,560,559/1,182,435 shares)                       $      9.78
                                                                        ===========
  Class II (based on $34,943,183/3,581,742 shares)                      $      9.76
                                                                        ===========

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/15

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $253)                                $  1,653,550
  Dividends                                                                             54,005
                                                                                  ------------
        Total investment income                                                                  $  1,707,555
                                                                                                 ------------
EXPENSES:
  Management fees                                                                 $    287,382
  Transfer agent fees
     Class I                                                                             1,275
     Class II                                                                            1,275
  Distribution fees
     Class II                                                                           86,499
  Administrative expense                                                                26,955
  Custodian fees                                                                        60,674
  Professional fees                                                                     67,148
  Printing expense                                                                      24,444
  Fees and expenses of nonaffiliated Trustees                                            7,212
  Pricing fees                                                                          48,755
  Miscellaneous                                                                          5,423
                                                                                  ------------
     Total expenses                                                                              $    617,042
                                                                                                 ------------
        Net investment income                                                                    $  1,090,513
                                                                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, FUTURES CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
     Investments                                                                  $   (262,722)
     Swap contracts                                                                     36,772
     Futures contracts                                                                 (96,897)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                              193,906   $   (128,941)
                                                                                  ------------   ------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                                  $ (1,647,994)
     Swap contracts                                                                    (19,627)
     Futures contracts                                                                  60,984
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                              (68,763)  $ (1,675,400)
                                                                                  ------------   ------------
Net realized and unrealized gain (loss) on investments, swap contracts, futures
  contracts and foreign currency transactions                                                    $ (1,804,341)
                                                                                                 ------------
Net decrease in net assets resulting from operations                                             $   (713,828)
                                                                                                 ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Year Ended     Year Ended
                                                                              12/31/15       12/31/14
FROM OPERATIONS:
Net investment income (loss)                                                $  1,090,513   $  1,202,439
Net realized gain (loss) on investments, swap contracts, futures contracts
   and foreign currency transactions                                            (128,941)       327,796
Change in net unrealized appreciation (depreciation) on investments, swap
   contracts, futures contracts and foreign currency transactions             (1,675,400)      (111,592)
                                                                            ------------   ------------
      Net increase (decrease) in net assets resulting from operations       $   (713,828)  $  1,418,643
                                                                            ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.32 and $0.39 per share, respectively)                     $   (306,788)  $   (376,254)
      Class II ($0.30 and $0.36 per share, respectively)                      (1,017,954)    (1,008,064)
Net realized gain:
      Class I ($0.05 and $0.12 per share, respectively)                          (49,967)      (112,033)
      Class II ($0.05 and $0.12 per share, respectively)                        (175,987)      (319,062)
                                                                            ------------   ------------
         Total distributions to shareowners                                 $ (1,550,696)  $ (1,815,413)
                                                                            ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                            $ 19,504,480   $ 13,301,806
Reinvestment of distributions                                                  1,550,696      1,815,413
Cost of shares repurchased                                                   (14,354,502)   (11,157,597)
                                                                            ------------   ------------
      Net increase in net assets resulting from
         Portfolio share transactions                                       $  6,700,674   $  3,959,622
                                                                            ------------   ------------
      Net increase in net assets                                            $  4,436,150   $  3,562,852
NET ASSETS:
Beginning of year                                                           $ 42,067,592   $ 38,504,740
                                                                            ------------   ------------
End of year                                                                 $ 46,503,742   $ 42,067,592
                                                                            ============   ============
Undistributed net investment income                                         $    137,794   $    267,002
                                                                            ============   ============

                                              Year Ended      Year Ended     Year Ended     Year Ended
                                               12/31/15        12/31/15       12/31/14       12/31/14
                                                Shares          Amount         Shares         Amount
CLASS I
Shares sold                                       349,812    $  3,434,171        143,856   $  1,499,096
Reinvestment of distributions                      35,177         356,755         46,496        488,287
Less shares repurchased                          (227,759)     (2,312,414)      (152,568)    (1,601,888)
                                              -----------    ------------   ------------   ------------
      Net increase                                157,230    $  1,478,512         37,784   $    385,495
                                              ===========    ============   ============   ============
CLASS II
Shares sold                                     1,581,041    $ 16,070,309      1,130,449   $ 11,802,710
Reinvestment of distributions                     118,140       1,193,941        126,662      1,327,126
Less shares repurchased                        (1,189,678)    (12,042,088)      (914,681)    (9,555,709)
                                              -----------    ------------   ------------   ------------
      Net increase                                509,503    $  5,222,162        342,430   $  3,574,127
                                              ===========    ============   ============   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIALS TATEMENTS 12/31/15
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIALS TATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------


     International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded. Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2015, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

E.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2015, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     In addition to meeting the requirements of the Internal Revenue Code, the Portfolio may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2015, the Portfolio paid no such taxes.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2015, the Portfolio reclassified $105,021 to increase undistributed net investment income and $105,021 to increase accumulated net realized loss on investments, foreign currency transactions, swap contracts and futures contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At December 31, 2015, the Portfolio was permitted to carry forward indefinitely $77,069 of short-term losses and $95,975 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2015, were as follows:

                                                   2015                 2014
Distributions paid from:
Ordinary income                               $  1,324,742           $1,434,749
Long-term capital gain                             225,954              380,664
                                              ------------           ----------
  Total distributions                         $  1,550,696           $1,815,413
                                              ============           ==========
Distributable Earnings:
Undistributed ordinary income                 $    148,767
Capital loss carryforward                         (173,044)
Net unrealized depreciation                     (1,185,299)
                                              ------------
 Total                                        $ (1,209,576)
                                              ============

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to catastrophe bonds, interest accruals on preferred stock, defaulted bonds, the markto-market on foreign currency contracts, credit default swaps and futures contracts.

F.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-ofpocket expenses (see
     Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.   Risks

     When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

     financial failure of underlying issuers and their inability to meet their debt obligations. Prepayment risk is the chance that fixed-income securities will be paid off early if interest rates fall. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

H.   Insurance Linked Securities (ILS)

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Portfolio's investment in quota share instruments and therefore place the Portfolio's assets at greater risk of loss than if PIM had more complete information.

     Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Portfolio at a later date, and at a specific price, which is typically higher than the purchase price paid by the Portfolio. The securities purchased serve as the Portfolio's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Portfolio is entitled to sell the securities, but the Portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss to the Portfolio. Additionally, if the counterparty becomes insolvent, there is some risk that the Portfolio will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended December 31, 2015, the Portfolio had no open repurchase agreements.

J.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2015 was $103,750 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended December 31, 2015 was $(9,879,003).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

At December 31, 2015, open futures contracts were as follows:

                                               Number of
                                               Contracts     Settlement                     Unrealized
Description                 Counterparty      Long/(Short)      Month          Value       Appreciation
-------------------------------------------------------------------------------------------------------
U.S. Ultra Bond (CBT)       Citibank NA             4            3/16     $      634,750   $      1,898
U.S. 10 Year Note (CBT)     Citibank NA           (53)           3/16         (6,673,031)        26,982
U.S. 5 Year Note (CBT)      Citibank NA           (27)           3/16         (3,194,648)        11,108
U.S. 2 Year Note (CBT)      Citibank NA            (2)           3/16           (434,469)           521
-------------------------------------------------------------------------------------------------------
   Total                                                                  $   (9,667,398)  $     40,509
-------------------------------------------------------------------------------------------------------

K.   Credit Default Swap/Index Agreements

     A credit default swap/Index is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Portfolio may sell or buy credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

     When the Portfolio enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

     Open credit default swap contracts at December 31, 2015 are listed at the end of the Schedule of Investments. The average value of swap contracts open during the year ended December 31, 2015 was $67,698.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,446 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2015.

3.   Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), provided substantially all transfer agent and shareowner services to the Portfolio at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the portfolio at negotiated rates.

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $125 in transfer agent fees payable to the transfer agent at December 31, 2015.

4.   Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $478 in distribution fees payable to PFD at December 31, 2015.

5.   Forward Foreign Currency Contracts

During the year ended December 31, 2015, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended December 31, 2015 was $(1,759,990).

As of December 31, 2015, open forward foreign currency contracts were as follows:

                                                 Currency           In                                    Settlement    Unrealized
Currency Sold              Deliver              Purchased      Exchange for            Counterparty          Date      Appreciation
-----------------------------------------------------------------------------------------------------------------------------------
MXN (Mexican Peso)       (1,740,000)                  USD        104,289         JP Morgan Chase Bank NA   1/25/16      $   3,306
CNY (New Chinese Yuan)     (500,000)                  USD         77,501         JP Morgan Chase Bank NA    1/6/16            508
USD                         (90,363)   RUB (Russian Ruble)     6,670,000         JP Morgan Chase Bank NA   1/11/16            846
RUB (Russian Ruble)      (6,670,000)                  USD         99,275         JP Morgan Chase Bank NA   1/11/16          8,066
-----------------------------------------------------------------------------------------------------------------------------------
    Total                                                                                                               $  12,726
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Currency           In                                    Settlement    Unrealized
Currency Sold              Deliver              Purchased      Exchange for          Counterparty            Date      Depreciation
-----------------------------------------------------------------------------------------------------------------------------------
USD                         (77,018) CNY (New Chinese Yuan)      500,000       JP Morgan Chase Bank NA      1/6/16      $     (24)
EUR (Euro)                 (682,363)                  USD        730,093       JP Morgan Chase Bank NA      3/3/16        (11,880)
NZD (New Zealand Dollar)   (602,327)                  USD        405,195       JP Morgan Chase Bank NA     2/17/16         (4,856)
AUD (Australian Dollar)    (699,489)                  USD        500,082     Brown Brothers Harriman & Co. 2/17/16         (8,453)
RUB (Russian Ruble)      (6,670,000)                  USD         90,363         Goldman Sachs & Co.       1/11/16           (846)
USD                         (94,133)    RUB (Russian Ruble)    6,670,000         Goldman Sachs & Co.       1/11/16         (2,924)
USD                        (110,180)     RUB (Russian Ruble)   7,825,000       JP Morgan Chase Bank NA     1/25/16         (3,596)
CAD (Canadian Dollar)      (105,365)                  USD         75,923       JP Morgan Chase Bank NA     2/29/16           (313)
CNY (New Chinese Yuan)     (500,000)                  USD         76,173       JP Morgan Chase Bank NA      2/4/16           (677)
-----------------------------------------------------------------------------------------------------------------------------------
    Total                                                                                                               $ (33,569)
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

6. Assets and Liabilities Offsetting

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter (OTC) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted Cash." Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities except for forward foreign currency contracts, which are shown on a gross basis. The following charts show gross assets and liabilities of the Portfolio as of December 31, 2015.


                             Derivative Assets      Derivatives      Non-Cash          Cash         Net Amount
                             Subject to Master       Available      Collateral      Collateral    of Derivative
Counterparty                 Netting Agreement      for Offset     Received (a)    Received (a)     Assets (b)
----------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank NA           $40,187            $ (21,346)    $         --    $         --    $    18,841
Morgan Stanley Capital
   Services LLC                        --                   --               --              --             --
Goldman Sachs & Co.                    --
Brown Brothers Harriman & Co.          --                   --               --              --             --
----------------------------------------------------------------------------------------------------------------
    Total                         $40,187            $ (21,346)    $         --    $         --    $    18,841
----------------------------------------------------------------------------------------------------------------

                           Derivative Liabilities   Derivatives      Non-Cash         Cash         Net Amount
                             Subject to Master       Available      Collateral     Collateral    of Derivative
Counterparty                 Netting Agreement       for Offset     Pledged (a)    Pledged (a)   Liabilities (b)
----------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank NA           $21,346            $ (21,346)    $         --    $         --    $        --
Morgan Stanley Capital
   Services LLC                     7,492                   --               --              --          7,492
Goldman Sachs & Co.                 3,770                3,770
Brown Brothers Harriman & Co.       8,453                   --               --              --          8,453
----------------------------------------------------------------------------------------------------------------
    Total                         $41,061            $ (21,346)    $         --    $         --    $    19,715
----------------------------------------------------------------------------------------------------------------

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/15                               (continued)
--------------------------------------------------------------------------------

7.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2015 was as follows:

                                                                         Foreign
Statement of Assets                      Interest Rate      Credit      Exchange       Equity      Commodity
and Liabilities                               Risk           Risk       Rate Risk       Risk         Risk
-------------------------------------------------------------------------------------------------------------
Assets
   Net unrealized appreciation on
     swap contracts                      $           --  $     19,969  $         --   $       --   $       --
   Unrealized appreciation of
     futures contracts                           40,509            --            --           --           --
   Unrealized appreciation of
     forward foreign currency contracts              --            --        12,726           --           --
-------------------------------------------------------------------------------------------------------------
  Total Value                            $       40,509  $     19,969  $     12,726   $       --   $       --
=============================================================================================================
Liabilities
   Unrealized depreciation of forward
     foreign currency contracts          $           --  $         --  $    (33,569)  $       --   $       --
-------------------------------------------------------------------------------------------------------------
  Total Value                            $           --  $         --  $    (33,569)  $       --   $       --
-------------------------------------------------------------------------------------------------------------

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2015 was as follows:

                                                                          Foreign
                                         Interest Rate    Credit       Exchange Rate    Equity     Commodity
Statement of Operations                       Risk         Risk            Risk          Risk         Risk
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
   Swap contracts                        $           --  $  36,772     $         --   $        --  $       --
   Futures contracts                            (96,897)        --               --            --          --
   Forward foreign currency contracts*               --         --          280,370            --          --
-------------------------------------------------------------------------------------------------------------
  Total Value                            $      (96,897) $  36,772     $    280,370   $        --  $       --
=============================================================================================================
Change in net unrealized appreciation
   (depreciation) on
   Swap contracts                        $           --  $ (19,627)    $         --   $        --  $       --
   Futures contracts                             60,984         --               --            --          --
   Forward foreign currency contracts*               --         --          (75,678)           --          --
-------------------------------------------------------------------------------------------------------------
  Total Value                            $       60,984  $ (19,627)    $    (75,678)  $        --  $       --
-------------------------------------------------------------------------------------------------------------

* Included in the amount shown on the Statement of Operations as foward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

8.   Bridge and Delayed Draw Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer term loans or the issuance and sale of debt obligations.

As of December 31, 2015, the Portfolio had one bridge loan commitment of $19,928, which could be extended at the option of the borrower, pursuant to the following loan agreement:

----------------------------------------------------------------------------------------------
                                                                                Net
                                                                                Unrealized
                                        Principal                               Appreciation
Loan                                    Amount      Cost         Value          (Depreciation)
----------------------------------------------------------------------------------------------
Charter Communications, Bridge Loan     $19,928     $19,928      $19,928        $           --
----------------------------------------------------------------------------------------------
  Total                                 $19,928     $19,928      $19,928        $           --
----------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Strategic Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income VCT Portfolio as of December 31, 2015, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2016

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (the "Adviser"), each portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause each portfolio's current investment advisory agreement with PIM to terminate. Accordingly, each portfolio's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Strategic Income VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2015 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2015, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered the Portfolio's relatively small asset size compared to most of the other funds in its peer groups, and that the Portfolio has not been able to take advantage of the economies of scale afforded by greater size. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets. The Trustees considered that PIM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment Portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM  OF OFFICE AND                                                   OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Thomas J. Perna (65)        Trustee since 2006.    Private investor (2004 - 2008 and 2013 -       Director, Broadridge Financial
Chairman of the Board and   Serves until a         present); Chairman (2008 - 2013) and Chief     Solutions, Inc. (investor
Trustee                     successor trustee is   Executive Officer (2008 - 2012), Quadriserv,   communications and securities
                            elected or earlier     Inc. (technology products for securities       processing provider for financial
                            retirement or          lending industry); and Senior Executive Vice   services industry) (2009 -
                            removal.               President, The Bank of New York (financial     present); Director, Quadriserv,
                                                   and securities services) (1986 - 2004)         Inc. (2005 - 2013); and
                                                                                                  Commissioner, New Jersey State
                                                                                                  Civil Service Commission (2011 -
                                                                                                  present)
====================================================================================================================================
David R. Bock (72)          Trustee since 2005.    Managing Partner, Federal City Capital         Director of New York Mortgage
Trustee                     Serves until a         Advisors (corporate advisory services          Trust (publicly-traded mortgage
                            successor trustee is   company) (1997 - 2004 and 2008 - present);     REIT) (2004 - 2009, 2012 -
                            elected or earlier     Interim Chief Executive Officer, Oxford        present); Director of The Swiss
                            retirement or          Analytica, Inc. (privately held research and   Helvetia Fund, Inc. (closed-end
                            removal.               consulting company) (2010); Executive Vice     fund) (2010 - present); Director
                                                   President and Chief Financial Officer,         of Oxford Analytica, Inc. (2008 -
                                                   I-trax, Inc. (publicly traded health care      present); and Director of
                                                   services company) (2004 - 2007); and           Enterprise Community Investment,
                                                   Executive Vice President and Chief Financial   Inc. (privately-held affordable
                                                   Officer, Pedestal Inc. (internet-based         housing finance company) (1985 -
                                                   mortgage trading company) (2000 - 2002);       2010);
                                                   Private Consultant (1995 - 1997); Managing
                                                   Director, Lehman Brothers (1992 - 1995); and
                                                   Executive, The World Bank (1979 - 1992)
====================================================================================================================================
Benjamin M. Friedman (71)   Trustee since 2008.    William Joseph Maier Professor of Political    Trustee, Mellon Institutional
Trustee                     Serves until a         Economy, Harvard University (1972 - present)   Funds Investment Trust and Mellon
                            successor trustee is                                                  Institutional Funds Master
                            elected or earlier                                                    Portfolio (oversaw 17 portfolios
                            retirement or                                                         in fund complex) (1989 - 2008)
                            removal.
====================================================================================================================================

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION      TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST         LENGTH OF SERVICE      PRINCIPAL OCCUPATION                            HELD BY TRUSTEE
Margaret B.W. Graham (68)   Trustee since 2000.    Founding Director, Vice President and           None
Trustee                     Serves until a         Corporate Secretary, The Winthrop Group,
                            successor trustee is   Inc. (consulting firm) (1982 - present);
                            elected or earlier     Desautels Faculty of Management, McGill
                            retirement or          University (1999 - present); and Manager of
                            removal.               Research Operations and Organizational
                                                   Learning, Xerox PARC, Xerox's advance
                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (67)    Trustee since 1995.    President and Chief Executive Officer,          Director of New America High
Trustee                     Serves until a         Newbury, Piret & Company, Inc. (investment      Income Fund, Inc. (closed-end
                            successor trustee is   banking firm) (1981 - present)                  investment company) (2004 -
                            elected or earlier                                                     present); and Member, Board of
                            retirement or                                                          Governors, Investment Company
                            removal.                                                               Institute (2000 - 2006)
====================================================================================================================================
Fred J. Ricciardi (68)      Trustee since 2014.    Consultant (investment company services)        None
Trustee                     Serves until a         (2012 - present); Executive Vice President,
                            successor trustee is   BNY Mellon (financial and investment company
                            elected or earlier     services) (1969 - 2012); Director, BNY
                            retirement or          International Financing Corp. (financial
                            removal.               services) (2002 - 2012); and Director,
                                                   Mellon Overseas Investment Corp. (financial
                                                   services) (2009 - 2012)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Kenneth J. Taubes (57)*      Trustee since 2014.    Director and Executive Vice President (since   None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S.
                             successor trustee      (since 2010) of PIM-USA; Executive Vice
                             is elected or          President and Chief Investment Officer, U.S.
                             earlier retirement     of Pioneer (since 2008); Executive Vice
                             or removal.            President of Pioneer Institutional Asset
                                                    Management, Inc. (since 2009); and Portfolio
                                                    Manager of Pioneer (since 1999)
====================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY TRUSTEE
Lorraine H. Monchak (59)**   Advisory Trustee       Chief Investment Officer, 1199 SEIU Funds      Trustee of Pioneer closed-end
Advisory Trustee             since 2014.            (healthcare workers union pension funds)       investment companies (5
                                                    (2001 - present); Vice President -             portfolios) (Sept. 2015-present)
                                                    International Investments Group, American
                                                    International Group, Inc. (insurance company)
                                                    (1993 - 2001); Vice President Corporate
                                                    Finance and Treasury Group, Citibank,
                                                    N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                    President - Asset/Liability Management Group,
                                                    Federal Farm Funding Corporation
                                                    (government-sponsored issuer of debt
                                                    securities) (1988 - 1990); Mortgage
                                                    Strategies Group, Shearson Lehman Hutton,
                                                    Inc. (investment bank) (1987 - 1988); and
                                                    Mortgage Strategies Group, Drexel Burnham
                                                    Lambert, Ltd. (investment bank) (1986 - 1987)
====================================================================================================================================

**  Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM  OF OFFICE AND                                                   OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Lisa M. Jones (53)           Since 2014. Serves     Chair, Director, CEO and President of          Trustee of Pioneer closed-end
President and Chief          at the discretion of   Pioneer Investment Management USA Inc.         investment companies (5
Executive Officer            the Board.             ("PIM-USA") (since September 2014); Chair,     portfolios) (Sept. 2015-present)
                                                    Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September
                                                    2014); Chair, Director and CEO of Pioneer
                                                    Funds Distributor, Inc. (since September
                                                    2014); Chair, Director, CEO and President of
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since September 2014); and Chair, Director,
                                                    President and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan
                                                    Stanley Investment Management (2010 - 2013);
                                                    and Director of Institutional Business, CEO
                                                    of International, Eaton Vance Management
                                                    (2005 - 2010)
====================================================================================================================================
Christopher J. Kelley (51)   Since 2003. Serves     Vice President and Associate General Counsel   None
Secretary and Chief Legal    at the discretion of   of Pioneer since January 2008; Secretary and
Officer                      the Board.             Chief Legal Officer of all of the Pioneer
                                                    Funds since June 2010; Assistant Secretary
                                                    of all of the Pioneer Funds from September
                                                    2003 to May 2010; and Vice President and
                                                    Senior Counsel of Pioneer from July 2002 to
                                                    December 2007
====================================================================================================================================
Carol B. Hannigan (54)       Since 2010. Serves     Fund Governance Director of Pioneer since      None
Assistant Secretary          at the discretion of   December 2006 and Assistant Secretary of all
                             the Board.             the Pioneer Funds since June 2010; Manager -
                                                    Fund Governance of Pioneer from December
                                                    2003 to November 2006; and Senior Paralegal
                                                    of Pioneer from January 2000 to November
                                                    2003
====================================================================================================================================

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION       TERM OF OFFICE AND                                                    OTHER DIRECTORSHIPS
HELD WITH THE TRUST          LENGTH OF SERVICE      PRINCIPAL OCCUPATION                           HELD BY OFFICER
Thomas Reyes (53)            Since 2010. Serves     Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary          at the discretion of   Assistant Secretary of all the Pioneer Funds
                             the Board.             since June 2010; and Counsel of Pioneer from
                                                    June 2007 to May 2013
====================================================================================================================================
Mark E. Bradley (56)         Since 2008. Serves     Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief          at the discretion of   Treasurer of all of the Pioneer Funds since
Financial and Accounting     the Board.             March 2008; Deputy Treasurer of Pioneer from
Officer                                             March 2004 to February 2008; and Assistant
                                                    Treasurer of all of the Pioneer Funds from
                                                    March 2004 to February 2008
====================================================================================================================================
Luis I. Presutti (50)        Since 2000. Serves     Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer          at the discretion of   Assistant Treasurer of all of the Pioneer
                             the Board.             Funds
====================================================================================================================================
Gary Sullivan (57)           Since 2002. Serves     Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer          at the discretion of   Pioneer; and Assistant Treasurer of all of
                             the Board.             the Pioneer Funds
====================================================================================================================================
David F. Johnson (36)        Since 2009. Serves     Fund Administration Manager - Fund Treasury    None
Assistant Treasurer          at the discretion of   of Pioneer since November 2008; Assistant
                             the Board.             Treasurer of all of the Pioneer Funds since
                                                    January 2009; and Client Service Manager -
                                                    Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
====================================================================================================================================
Jean M. Bradley (63)         Since 2010. Serves     Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer     at the discretion of   all the Pioneer Funds since March 2010;
                             the Board.             Chief Compliance Officer of Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Pioneer since October 2005;
                                                    and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003
                                                    to October 2005
====================================================================================================================================
Kelly O'Donnell (44)         Since 2006. Serves     Director - Transfer Agency Compliance of       None
Anti-Money Laundering        at the discretion of   Pioneer and Anti-Money Laundering Officer of
Officer                      the Board.             all the Pioneer Funds since 2006
====================================================================================================================================

                           This page for your notes.

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56

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60

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                                                                              61

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   20364-09-0216

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Variable Contracts Trust:
The audit fees for the Trust were $302,163 payable to Deloitte & Touche LLP for the year ended
December 31, 2015 and $282,583 for the year ended December 31, 2014.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2015 or 2014.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Variable Contracts Trust:
The tax fees for the Trust were $58,400
payable to Deloitte & Touche LLP for the year ended
December 31, 2015 and $57,200 for the year ended December 31, 2014.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2015 or 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31 2015 and 2014, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $58,400 payable to Deloitte & Touche LLP for the year ended
December 31, 2015 and $57,200 for the year ended December 31, 2014.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 29, 2016


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 29, 2016

* Print the name and title of each signing officer under his or her signature.